UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	December 31, 2016

Fund of Funds Portfolios
Balanced Strategy
Equity Growth Strategy
Growth and Income Strategy
Growth Strategy
Satellite Strategies

Goldman Sachs Fund of Funds Portfolios

∎	BALANCED STRATEGY

∎	EQUITY GROWTH STRATEGY

∎	GROWTH AND INCOME STRATEGY

∎	GROWTH STRATEGY

∎	SATELLITE STRATEGIES

Market Review	1

Investment Process	7

Portfolio Management Discussions and Performance Summaries	9

Index Definitions	40

Schedules of Investments	42

Financial Statements	48

Financial Highlights	56

Notes to Financial Statements	66

Report of Independent Registered Public Accounting Firm	86

Other Information	87

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Fund of Funds Portfolios

Dear Shareholder:

This report provides an overview of regional and sector preferences of the Goldman Sachs Fund of Funds Portfolios (each, a “Portfolio,” and collectively, the “Portfolios”) during the 12-month period ended December 31, 2016 (the “Reporting Period”).

Market Review

During the 12 months ended December 31, 2016 (the “Reporting Period”), the U.S. and international equity markets generated positive returns, with U.S. equities posting especially strong gains. The broad fixed income market generated more modest, but positive, returns.

U.S. Equities

As the Reporting Period began in January 2016, U.S. equities were embroiled in a global rout, triggered by investor concerns about an intensifying economic slowdown in China and exacerbated by an oil price plunge. Following a December 2015 interest rate hike, the January 2016 Federal Reserve (“Fed”) statement acknowledged these external risks and tightening financial conditions. U.S. equities stabilized in February 2016, as market sentiment improved on the more dovish tone set by global central banks. (Dovish language tends to suggest lower interest rates; opposite of hawkish.) U.S. equities were also supported by stronger economic data, rallying as fourth quarter 2015 U.S. Gross Domestic Product (“GDP”) growth came in above consensus expectations. In March 2016, the Fed kept interest rates on hold and surprised on the dovish side, reducing its forecast to two interest rate hikes in 2016, down from four. Along with receding global economic concerns, this helped to drive a recovery in U.S. equities. Released in March 2016, February 2016 unemployment data came in ahead of market consensus, with unemployment steady at 4.9% in spite of higher participation rates and declining underemployment.

Following the rebound in March 2016, market sentiment appeared to remain sanguine in April 2016, as oil prices rose and China economic growth concerns abated. U.S. equities fell near the end of the month as investors were disappointed by a lack of additional stimulus from the Bank of Japan (“BoJ”) and by a weaker than consensus expected first quarter U.S. GDP growth rate of 0.5%. Weaker than expected May 2016 payroll data drove expectations for a Fed interest rate hike in June 2016 temporarily lower, but subsequent hawkish Fed meeting minutes revived market expectations. (Hawkish language tends to suggest higher interest rates; opposite of dovish.) The Fed ultimately held interest rates steady in June 2016 and signaled a slower pace of hikes, acknowledging the slowdown in the labor market. Markets were otherwise dominated in June 2016 by the U.K. referendum on membership in the European Union, popularly known as Brexit. U.S. equities sold off in the global risk-off, or heightened risk averse sentiment, in June 2016 following the surprise “leave” result. Markets rebounded in the latter days of the month owing to improving risk sentiment as markets digested the Brexit vote outcome and on dovish remarks from Bank of England (“BoE”) Governor Carney.

In July 2016, U.S. equities were buoyed by strong economic data and corporate earnings, despite increased uncertainty post-Brexit. In her Jackson Hole speech toward the end of August 2016, Fed Chair Janet Yellen acknowledged the case for an interest rate hike had strengthened in the then-recent months. Along with strong labor market data and other hawkish comments from the Fed, this significantly increased the market-implied probability of an interest rate hike by year-end 2016, causing U.S. equities to sell off. In early September 2016, equities fell as the

MARKET REVIEW

European Central Bank (“ECB”) disappointed markets with its lack of commitment to extend quantitative easing. However, there was a subsequent rebound following the Fed’s decision in September 2016 to leave interest rates unchanged.

In October 2016, a combination of hawkish Fed commentary and mounting strong U.S. economic data led to increased market pricing for a December 2016 interest rate hike. U.S. GDP growth increased by 3.5% on an annualized basis for the third quarter of 2016, above consensus expectations and the strongest growth rate in two years. Following the unexpected victory of Donald Trump in the November 2016 U.S. elections, U.S. equities quickly reversed a short-lived sell-off and surged on anticipation of a pro-growth effect of Mr. Trump’s fiscal stimulus plan. The Fed raised rates 0.25% in December 2016, for the first time in 2016 but as had largely been anticipated, and set a more hawkish hike path for 2017, causing equities to decline, albeit modestly, following the announcement.

U.S. equities, as represented by the Standard & Poor’s 500® Index (the S&P 500® Index”), gained 11.93% during the Reporting Period. Energy, telecommunication services and financials were the best performing sectors in the S&P 500® Index by a wide margin. Industrials, materials, utilities and information technology also posted double-digit gains that outpaced the S&P 500® Index during the Reporting Period. The weakest performing sectors in the S&P 500® Index were real estate and health care, the only two to post negative absolute returns, followed by consumer staples and consumer discretionary, which were comparatively weak but generated positive returns during the Reporting Period.

Within the U.S. equity market, there was significant disparity in performance not only among sectors but also among the various capitalization and style segments. While all capitalization segments posted positive returns, small-cap stocks, as measured by the Russell 2000® Index, performed best, followed at some distance by mid-cap stocks, as measured by the Russell Midcap® Index, and then, large-cap stocks, as measured by the Russell 1000® Index. From a style perspective, value-oriented stocks significantly outpaced growth-oriented stocks across the capitalization spectrum. (All as measured by the Russell indices.)

International Equities

International equities suffered amid a global rout at the beginning of 2016, triggered by investor concerns of an intensifying economic slowdown in China and exacerbated by an oil price plunge. Sentiment improved following a dovish January ECB press conference on January 21, 2016, and the BoJ’s introduction of negative interest rates. In turn, international equities stabilized a bit in February 2016. However, the MSCI Europe, Australasia, Far East (“EAFE”) Index still fell 1.83% in February 2016. In March 2016, further central bank dovishness, along with receding global economic concerns and oil price stabilization, helped to finally drive a global equity market recovery. Notably, the ECB implemented heavy easing, cutting its deposit rate to -40 basis points, raising its monthly quantitative easing purchases, including those of corporate bonds, and unveiling a new series of four-year loans to banks. (A basis point is 1/100th of a percentage point.) The BoJ left its monetary policy unchanged in

MARKET REVIEW

March 2016, but its rhetoric about negative interest rates heightened expectations for further easing to come.

Market sentiment appeared to remain sanguine in April 2016, as oil prices rose and China economic growth concerns abated with modestly improving economic data. Both the ECB and BoJ were on hold, or did not make any monetary policy changes, in April 2016. BoJ inaction came as a major disappointment against expectations of further easing, causing international equities to sell off once again and the yen to appreciate. Relative currency appreciation was exacerbated by U.S. dollar weakness following a weaker than expected first quarter U.S. GDP release and an uneventful Fed meeting during which rates were left unchanged.

In May 2016, weaker than market expected payroll data drove expectations for a Fed rate hike in June 2016 temporarily lower, but subsequent hawkish Fed minutes revived market expectations. Equities rallied toward the end of May 2016 on anticipation of better economic data, rising oil prices and optimism that the economy could withstand rate hikes. Japanese equities also benefited from stronger than expected first quarter 2016 GDP growth and a weaker yen.

Markets were dominated in June 2016 by anticipation around the Brexit vote. International equities declined in the global risk-off sentiment that dominated the days following the June 23, 2016 vote given the surprise “leave” result. Markets rebounded in the latter days of June 2016 owing to improving risk appetite, as markets digested the outcome of the Brexit vote and on dovish remarks from Bank of England Governor Carney. Still, the MSCI EAFE Index declined 3.36% in June 2016.

International equities rebounded strongly in July 2016, buoyed by expectations of easier monetary policy and a rebound in risk appetite, despite the increased uncertainty post Brexit. Market sentiment was propped up as BoE Governor Carney hinted at monetary easing during the summer. In August 2016, the BoE delivered, cutting its policy rates by 25 basis points and introducing a large extension to its quantitative easing program. However, investor concerns about an impending U.S. interest rate hike intensified following a strong July 2016 U.S. jobs report and Fed Chair Yellen’s hawkish Jackson Hole speech in late August 2016. In September 2016, international equities declined on the ECB’s lack of commitment to extend easing beyond March 2017. Meanwhile, the Fed left interest rates unchanged, while the BoJ introduced a 0% target for its 10-year government bond yield to exercise “yield curve control.” (The “yield curve control” framework is designed to steepen Japan’s government bond yield curve and alleviate the impact on financial institutions of low longer-term rates.) International equities rebounded following the Fed and BoJ decisions, which markets viewed as generally benign.

In October 2016, the ECB minutes stressed a commitment to ongoing monthly bond-buying of 80 billion euros at least through March 2017, helping to dispel concerns about potential tapering. The U.K.’s first official GDP growth figure since the Brexit vote was more robust than consensus-expected at 0.5%. Japanese equities enjoyed strong performance owing to

MARKET REVIEW

weakness of the yen, as BoJ governor Kuroda stated there was room for further easing if necessary to achieve its 2% inflation target. Following the unexpected victory of Donald Trump in the U.S. elections in November 2016, international equity markets rallied on anticipation of a pro-growth impact of Mr. Trump’s fiscal stimulus plan. However, U.S. dollar appreciation against local currencies detracted from their U.S. dollar returns. The MSCI EAFE Index declined 1.98% in November 2016. The MSCI EAFE Index saw a 3.42% rally during an eventful December 2016, with the resignation of Prime Minister Renzi after Italian voters’ rejection of that nation’s constitutional reform referendum, the Fed’s first interest rate hike in a year and the ECB’s decision to slow its monthly pace of quantitative easing while extending the program to the end of 2017.

For the Reporting Period overall, international equities, as measured by the MSCI EAFE Index, posted a return of 1.51%. Energy and materials were the best performing sectors in the MSCI EAFE Index by a wide margin. Industrials, information technology and financials, also posted positive, albeit more modest, returns. The weakest performing sectors in the MSCI EAFE Index during the Reporting Period were health care and telecommunication services, followed by real estate, utilities, consumer staples and consumer discretionary, each of which posted negative absolute returns.

From a country perspective, New Zealand was the best performing equity market in the MSCI EAFE Index by a wide margin during the Reporting Period, followed by Norway, Australia, Austria and France. Israel was the weakest individual country constituent in the MSCI EAFE Index during the Reporting Period, followed at some distance by Denmark, Italy, Belgium and Ireland.

Fixed Income Markets

When the Reporting Period started, spread (or non-government bond) sectors retreated, selling off significantly from January to mid-February 2016. The selloff was driven by an increase in a number of perceived risks, including slowing Chinese economic activity, the possibility of persistent oil oversupply and deteriorating corporate bond fundamentals, as the U.S. credit cycle entered its later stage. Some of these risks eased in the second half of the first calendar quarter, as economic news from China improved, U.S. oil production showed signs of slowing, and commodity prices appeared to stabilize. As a result, spread sectors largely retraced their losses by the end of March 2016. Global central banks remained accommodative. The BoJ, in a surprise move at its January 2016 policy meeting, introduced a -0.1% interest rate, reaffirming its commitment to achieving a 2% inflation target. The ECB shifted its focus from currency depreciation to credit creation by leaving the deposit rate unchanged, expanding its asset purchase program to include purchases of non-financial corporate credit and announcing a new series of easing measures in the form of targeted long-term refinancing operations. In the U.S., the Fed left interest rates unchanged and reduced its previous forecast of four rate hikes in 2016 to two. After a sustained period of appreciation,

MARKET REVIEW

the U.S. dollar weakened during the first quarter of 2016 due to generally tighter financial conditions, mixed U.S. economic data and the Fed’s more dovish commentary.

During the second quarter of 2016, spread sectors rallied on stabilization of commodities prices as well as on declining fears about slowing Chinese economic growth and the potential for a U.S. economic recession. Global interest rates broadly declined amid continued accommodative monetary policy from the world’s central banks. In the U.S., minutes from the Fed’s April 2016 policy meeting, released in mid-May 2016, suggested Fed policymakers might raise interest rates in June 2016 if U.S. economic growth strengthened, employment data firmed and inflation rose toward the Fed’s 2% target. In early June 2016, however, the release of weak May 2016 employment data raised concerns about the health of the U.S. economy, pushing down expectations of a Fed rate hike. Indeed, the Fed did not raise interest rates at its June 2016 policy meeting. In the last week of June 2016, Brexit renewed investor uncertainty about the path of global economic growth. Spread sectors withstood the Brexit vote relatively well, selling off at first but then recovering most of their losses afterwards. The U.S. dollar strengthened versus most global currencies during the second calendar quarter, though it weakened against the Japanese yen.

During the third calendar quarter, spread sectors continued to advance. Overall, global interest rates remained low, as the world’s central banks remained broadly accommodative. In July 2016, however, the Fed’s policy statement was more hawkish than most observers expected, reflecting cautious optimism amid the market’s relatively muted reaction to the Brexit outcome and strengthening U.S. economic data. The July 2016, U.S. non-farm payrolls report showed 255,000 new jobs added, exceeding market expectations and countering a disappointing second quarter 2016 GDP report that showed growth of 1.2%. The ECB kept interest rates unchanged during July 2016. The BoJ, meanwhile, fell short of market expectations with the announcement of an equity purchase program and the absence of changes to key policy tools, such as an interest rate cut and increased government bond purchases. In August 2016, the BoE unveiled a “timely, coherent and comprehensive package,” as described by Governor Mark Carney, which included a number of measures intended to help the U.K. economy navigate a post-Brexit environment. Although the ECB kept monetary policy unchanged during the month, the European and U.K. credit markets received technical, or supply/demand, support from the ongoing corporate bond purchases of central banks. In the U.S., non-farm payroll gains moderated in August 2016 and manufacturing and services data weakened, but continued hawkish comments from the Fed boosted market expectations of a rate hike by the end of 2016. However, at its September 2016 policy meeting, the Fed kept short-term interest rates unchanged. In Japan, during September 2016, the BoJ announced a new “yield curve control” framework designed to steepen Japan’s government bond yield curve and alleviate the impact on financial institutions of low longer-term rates. During the third quarter of 2016, the U.S. dollar depreciated versus many world currencies.

MARKET REVIEW

In the fourth quarter of 2016, spread sectors generally outperformed U.S. Treasury securities in a reversal from the volatile start to the calendar year. Commodity prices stabilized and crude oil prices rose following an agreement in November 2016 by the Organization of the Petroleum Exporting Countries (“OPEC”) and non-OPEC producers to cut production, which provided support for energy issuers within the corporate credit market as well as for oil-exporting emerging economies. Donald Trump’s victory in the November 2016 U.S. election marked an important regime change in monetary, fiscal and regulatory policy. Market expectations shifted toward a faster pace of Fed monetary policy tightening, increased fiscal stimulus and a potentially looser regulatory agenda. After the U.S. election, global interest rates rose and the U.S. dollar strengthened versus most developed market and emerging market currencies. The U.S. economy strengthened, with strong job growth and increased consumer spending reported. In December 2016, the Fed raised the targeted federal funds rate 0.25% to a range of between 0.50% and 0.75%. The rate hike resulted in a further rise in U.S. Treasury yields, with a notable increase in shorter-term yields, and additional appreciation in the U.S. dollar. In the Eurozone, the ECB announced it would reduce its monthly pace of asset purchases starting in April 2017 but said it would maintain its monetary easing policies throughout 2017. Meanwhile, Italy voted to reject constitutional reforms, while the outcome of Austria’s election defied the populist tide that had claimed victories in the U.K. and U.S. during 2016.

For the Reporting Period overall, high yield corporate bonds outperformed U.S. Treasuries, posting a double-digit gain. Sovereign emerging market debt and investment grade corporate bonds also outpaced U.S. Treasuries, followed by commercial mortgage-backed securities, agency securities and asset-backed securities. Mortgage-backed securities slightly underperformed U.S. Treasuries. The U.S. Treasury yield curve, or spectrum of maturities, flattened during the Reporting Period and shifted upwards, though it steepened during the final three months of the calendar year. The yield on the bellwether 10-year U.S. Treasury rose approximately 16 basis points to end the Reporting Period at 2.43%. (A basis point is 1/100th of a percentage point. A flattening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities narrows.)

GOLDMAN SACHS FUND OF FUNDS PORTFOLIO

What Differentiates Goldman Sachs’ Approach to Asset Allocation?

We believe that strong investment results through asset allocation are best achieved through teams of experts working together on a global scale:

∎	Goldman Sachs’ Quantitative Investment Strategies Team determines the strategic and monthly tactical asset allocations. The team is comprised of over 90* professionals with significant academic and practitioner experience.

∎	Goldman Sachs’ Portfolio Management Teams offer expert management of the mutual funds that are contained within each Portfolio. These same teams manage portfolios for institutional and high net worth investors.

Goldman Sachs Asset Allocation Investment Process

Quantitative Investment Strategies Team

Each Portfolio represents a diversified global portfolio on the efficient frontier.† The Portfolios differ in their long-term objective, and therefore, their asset allocation mix. The long-term strategic asset allocation is the primary source of risk and the corresponding primary determinant of total return. It therefore represents an anchor, or neutral starting point, from which tactical asset allocation decisions are made.

Quantitative Investment Strategies Team

For each Portfolio, the strategic asset allocation is combined with a measured amount of tactical risk. Changing market conditions create opportunities to capitalize on investing in different countries and asset classes relative to others over time. Within each strategy, we shift assets away from the strategic allocation (over and underweighting certain asset classes and countries) to seek to benefit from changing conditions in global capital markets.

Using proprietary portfolio construction models to maintain each Portfolio’s original risk/ return profile over time, the team makes ten active decisions based on its current outlook on global equity, fixed income and currency markets.

∎ Asset class selection	Are stocks, bonds or cash more attractive?
∎ Regional equity selection	Are U.S. or non-U.S. equities more attractive?
∎ Regional bond selection	Are U.S. or non-U.S. bonds more attractive?
∎ U.S. equity style selection	Are U.S. value or U.S. growth equities more attractive?
∎ U.S. equity size selection	Are U.S. large-cap or U.S. small-cap equities more attractive?
∎ Emerging/developed equity selection	Are emerging or developed equities more attractive?

*	As of December 2016.

†	Portfolios on the efficient frontier are optimal in both the sense that they offer maximal expected return for some given level of risk and minimal risk for some given level of expected return. The efficient frontier is the line created from the risk-reward graph, comprised of optimal portfolios. The optimal portfolios plotted along the curve have the highest expected return possible for the given amount of risk. Diversification does not protect an investor from market risk and does not ensure a profit.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIO

∎ Developed equity country selection	Which international countries are more attractive?
∎ Emerging equity country selection	Which emerging market countries are more attractive?
∎ High yield selection	Are high yield or core fixed income securities more attractive?
∎ Emerging/developed bond selection	Are emerging or developed bonds more attractive?

Mutual Fund Portfolio Management Teams

Each Portfolio is comprised of underlying Goldman Sachs Mutual Funds managed by broad, deep portfolio management teams. In addition to global tactical asset allocation, we seek to generate excess returns through security selection within each underlying mutual fund. Whether in the equity or fixed income arenas, these portfolio management teams share a commitment to firsthand fundamental research and seek performance driven by successful security selection.

PORTFOLIO RESULTS

Fund of Funds Portfolios – Asset Allocation

Investment Process and Principal Strategies

Each Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds that currently exist or that may become available for investment in the future for which Goldman Sachs Asset Management (“GSAM”) or an affiliate, now or in the future, acts as investment adviser or principal underwriter (the “underlying funds”). Some of the Portfolios’ underlying funds invest primarily in fixed income or money market instruments, and some invest primarily in equity securities. Some underlying funds also invest dynamically across equity, fixed income, commodity and other markets through a managed volatility or trend-following approach.

The investment adviser allows the Portfolios’ strategic targets to shift with their respective market returns but continues to adjust tactical tilts on an ongoing basis to reflect the investment adviser’s latest views. The investment adviser adjusts the overall asset allocation of the Portfolios based on current market conditions and the investment adviser’s economic and market forecasts.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Portfolios’ performance and positioning for the 12-month period ended December 31, 2016 (the “Reporting Period”).

Q	How did the Portfolios perform during the Reporting Period?

A	Goldman Sachs Balanced Strategy Portfolio — During the Reporting Period, the Balanced Strategy Portfolio’s Class A, C, Institutional, Service, IR, R and R6 Shares generated average annual total returns of 5.04%, 4.24%, 5.36%, 5.67%, 5.33%, 5.02% and 5.46%, respectively. This compares to the 5.54% average annual total return of the Portfolio’s blended benchmark, which is composed 60% of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Unhedged) (“Bloomberg Barclays Global Index”) and 40% of the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI ACWI Index”), during the same period.

The components of the Portfolio’s blended benchmark, the Bloomberg Barclays Global Index and the MSCI ACWI Index, generated average annual total returns of 3.94% and 7.84%, respectively, during the Reporting Period.

Goldman Sachs Equity Growth Strategy Portfolio — During the Reporting Period, the Equity Growth Strategy Portfolio’s Class A, C, Institutional, Service, IR, R and R6 Shares generated average annual total returns of 6.81%, 5.95%, 7.18%, 6.66%, 6.99%, 6.49% and 7.12%, respectively. This compares to the 7.84% average annual total return of the Portfolio’s benchmark, the MSCI ACWI Index, during the same period.

Goldman Sachs Growth and Income Strategy Portfolio — During the Reporting Period, the Growth and Income Strategy

Portfolio’s Class A, C, Institutional, Service, IR, R and R6 Shares generated average annual total returns of 5.75%, 4.86%, 6.15%, 5.58%, 6.04%, 5.40% and 6.07%, respectively. This compares to the 6.32% average annual total return of the Portfolio’s blended benchmark, which is composed 40% of the Bloomberg Barclays Global Index and 60% of the MSCI ACWI Index, during the same period.

The components of the Portfolio’s blended benchmark, the Bloomberg Barclays Global Index and the MSCI ACWI Index, generated average annual total returns of 3.94% and 7.84%, respectively, during the Reporting Period.

Goldman Sachs Growth Strategy Portfolio — During the Reporting Period, the Growth Strategy Portfolio’s Class A, C, Institutional, Service, IR, R and R6 Shares generated average annual total returns of 6.38%, 5.57%, 6.76%, 6.26%, 6.70%, 6.16% and 6.76%, respectively. This compares to the 7.09% average annual total return of the Portfolio’s blended benchmark, which is composed 80% of the MSCI ACWI Index and 20% of the Bloomberg Barclays Global Index, during the same period.

The components of the Portfolio’s blended benchmark, the Bloomberg Barclays Global Index and the MSCI ACWI Index, generated average annual total returns of 3.94% and 7.84%, respectively, during the same period.

PORTFOLIO RESULTS

Q	What key factors affected the Portfolios’ performance during the Reporting Period?

A	During the Reporting Period, the Portfolios generated positive results on an absolute basis, with those having greater equity exposure performing best. However, all four of the Portfolios underperformed their respective benchmark indices. Overall, security selection within the underlying funds detracted from the performance of each of the Portfolios. The implementation of our tactical views contributed positively to three of the Portfolios and detracted from the performance of one of the Portfolios. All four Portfolios benefited from our strategic, long-term asset allocation policy.

Q	How did Global Tactical Asset Allocation decisions affect the Portfolios’ performance during the Reporting Period?

A	During the Reporting Period, the implementation of our tactical views added to the performance of three of the Portfolios — the Goldman Sachs Balanced Strategy Portfolio, the Goldman Sachs Growth and Income Strategy Portfolio and the Goldman Sachs Growth Strategy Portfolio. The fourth Portfolio, the Goldman Sachs Equity Growth Portfolio, was hurt by the implementation of our tactical views, more specifically by an overweight position in emerging markets equities versus developed markets equities.

Overall, the Portfolios benefited from our preference for equities over fixed income. Within equity allocations, an overweight position in U.S. equities versus international equities contributed most positively to performance. The Portfolios’ overweight positions in U.S. value stocks versus U.S. growth stocks also bolstered returns. Conversely, the Portfolios’ overweight position in emerging markets stocks versus developed markets stocks hurt results. Our views on U.S. small-cap stocks versus U.S. large-cap stocks had a relatively neutral impact on performance during the Reporting Period.

Within fixed income allocations, the Portfolios’ overweight positions in high yield corporate bonds versus investment grade corporate bonds added to performance. Overweight positions in U.S. dollar-denominated emerging markets debt versus developed markets debt was also advantageous, especially during the third quarter of 2016. In addition, the Portfolios’ overweight positions in international fixed income versus U.S. fixed income had a positive impact on returns during the Reporting Period. Offsetting these gains somewhat were overweight positions in local emerging markets debt versus developed markets debt, especially in the fourth quarter of 2016. The performance of the Portfolios’ overweight positions in U.S. dollar-denominated emerging markets debt and local emerging markets debt, both versus developed markets debt, was held back by the strong appreciation of the U.S. dollar during the Reporting Period.

In terms of our country-level views, the Portfolios were helped by our country selection strategy within international equities (implemented through an investment in the Goldman Sachs International Equity Insights Fund) and within emerging markets equities (accomplished through an investment in the Goldman Sachs Emerging Markets Equity Insights Fund) during the Reporting Period.

Q	How did the Portfolios’ underlying funds perform relative to their respective benchmark indices during the Reporting Period?

A	Of the Portfolios’ underlying equity funds, the Goldman Sachs International Equity Insights Fund and the Goldman Sachs Small Cap Equity Insights Fund outperformed their respective benchmark indices the most. The Goldman Sachs Strategic Growth Fund and the Goldman Sachs Large Cap Value Fund underperformed their respective benchmark indices most during the Reporting Period.

On the fixed income side, the Goldman Sachs Short Duration Government Fund outperformed its benchmark index most during the Reporting Period. The Goldman Sachs Core Fixed Income Fund, the Goldman Sachs Global Income Fund and the Goldman Sachs Emerging Markets Debt Fund were relatively flat compared to their respective benchmark indices. The Goldman Sachs High Yield Fund, the Goldman Sachs High Yield Floating Rate Fund and the Goldman Sachs Local Emerging Markets Debt Fund underperformed their respective benchmark indices the most.

Among alternative and dynamic investment strategies, the Goldman Sachs Commodity Strategy Fund outperformed its benchmark index most during the Reporting Period. The Goldman Sachs Dynamic Allocation Fund and the Goldman Sachs Strategic Income Fund also outperformed their respective benchmark indices. The Goldman Sachs Real Estate Securities Fund and the Goldman Sachs International Real Estate Securities Fund underperformed their respective benchmark indices most during the Reporting Period. The Goldman Sachs Managed Futures Strategy Fund also underperformed its benchmark index.

Q	How did the Portfolios use derivatives and similar instruments during the Reporting Period?

A	The Portfolios do not directly invest in derivatives. However, some of the underlying funds used derivatives during the

PORTFOLIO RESULTS

Reporting Period to apply their active investment views with greater versatility and to potentially afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these underlying funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within both the equity and fixed income portions of the Portfolios?

A	In implementing our strategies, we held a neutral view on equities versus fixed income at the start of the Reporting Period. We shifted to a slightly bullish view on equities versus fixed income during the first quarter of 2016, increasing our bullish view during the second calendar quarter. In the third quarter of 2016, we maintained our bullish view of equities relative to fixed income and then somewhat tempered that bullish view during the fourth calendar quarter.

Within equities, at the beginning of the Reporting Period, we favored U.S. stocks over international stocks, a view driven by strong momentum in the U.S. stock market. We became neutral on U.S. stocks versus international stocks during the first calendar quarter. In the second calendar quarter, we shifted our view from neutral to very bullish on U.S. stocks versus international stocks due to strong short-term momentum and what we viewed as attractive risk premiums in U.S. stocks. For the same reasons, we continued to be bullish on U.S. equities relative to international equities for the rest of the Reporting Period.

When the Reporting Period started, we had a bearish view on emerging markets equities versus developed markets equities because of poor momentum and weak macroeconomic conditions in the emerging markets. We continued to favor developed markets stocks over emerging markets stocks during the first quarter of 2016 due to poor momentum and weak macroeconomic conditions in the emerging markets. We were bullish on developed markets stocks versus emerging markets stocks during the second calendar quarter because of poor momentum and what we viewed as expensive valuations among emerging markets stocks. In the third calendar quarter, we became bullish on emerging markets equities versus developed markets equities because of what we considered to be less attractive valuations, weaker momentum and diminished risk appetite for developed markets stocks. We maintained our bullish view on emerging markets stocks versus developed markets stocks during the fourth quarter of 2016, driven by what we saw as less attractive valuations, weaker momentum and diminished risk appetite in developed markets stocks.

We implemented our country level views within the Goldman Sachs International Equity Insights Fund and the Goldman Sachs Emerging Markets Equity Insights Fund, which served as underlying funds during the Reporting Period. Among developed markets equities at the end of the Reporting Period, we were bullish on Austria and Japan because of what we considered to be strong dividends and attractive valuations. We held bearish views on Finland and Australia due to what we viewed as higher risk premiums and lower valuations. Among emerging markets equities at the end of the Reporting Period, we preferred Russia and Brazil, primarily because of what we saw as attractive long-term valuations as well as favorable inflation outlooks. We were bearish on Mexico and India as a result of what we considered less attractive long-term valuations.

Among U.S. equities, we began the Reporting Period bullish on growth stocks relative to value stocks because of improved market sentiment for growth stocks. We remained bullish on growth stocks relative to value stocks in the first quarter of 2016 due to continued positive market sentiment for growth stocks. During the second calendar quarter, we moderated our bullish view on growth stocks versus value stocks. We became bullish on value stocks versus growth stocks during the third quarter of 2016, growing more bullish during the fourth calendar quarter in response to increased investor risk aversion. At the beginning of the Reporting Period and through the end of the first calendar quarter, we were bullish on large-cap stocks versus small-cap stocks given heightened investor risk aversion. In the second quarter of 2016, we shifted to a neutral view on large-cap stocks versus small-cap stocks, as positive sentiment was offset by what we considered poor valuations among small-cap stocks. We became slightly bullish on small-cap stocks versus large-cap stocks during the third quarter of 2016 because of increased investor risk aversion. During the fourth calendar quarter, we reversed our view, slightly favoring large-cap stocks over small-cap stocks because of what we saw as decreased valuations.

Within fixed income, at the start of the Reporting Period, we had a slightly bearish view on U.S. fixed income versus international fixed income because of what we saw as more attractive yields in the international fixed income market. We increased our bearish view on U.S. fixed income relative to

PORTFOLIO RESULTS

international fixed income during the first calendar quarter as a result of weak cross-sector momentum within the U.S. fixed income market. In the second quarter of 2016, we favored international fixed income over U.S. fixed income, maintaining this view in the third and fourth calendar quarters, because the yields of international fixed income were more attractive and momentum was worse in the U.S. fixed income market. At the beginning of the Reporting Period and through the first quarter of 2016, we were bullish on investment grade corporate bonds relative to high yield corporate bonds given heightened risk aversion and negative momentum in the high yield corporate bond market. During the second calendar quarter, we became bullish on high yield corporate bonds versus investment grade corporate bonds due to improving momentum in high yield corporate bonds. We continued to be bullish on high yield corporate bonds versus investment grade corporate bonds during the third calendar quarter because of improving risk appetite for high yield corporate bonds. In the fourth quarter of 2016, we tempered our bullish view on high yield corporate bonds relative to investment grade corporate bonds due to positive, but declining, investor risk appetite.

When the Reporting Period started, we had a bearish view on U.S. dollar-denominated emerging markets debt versus developed markets debt. In the first calendar quarter, we shifted to a neutral view on U.S. dollar-denominated emerging markets debt versus developed markets debt because of improved momentum in U.S. dollar-denominated emerging markets debt. During the second quarter of 2016, we became slightly bullish on U.S. dollar-denominated emerging markets debt relative to developed markets debt due to improving momentum in U.S. dollar-denominated emerging markets debt. For the same reason, we maintained our bullish view on U.S. dollar-denominated emerging markets debt versus developed markets debt during the third calendar quarter. In the fourth calendar quarter, we became bullish on developed markets debt versus U.S. dollar-denominated emerging markets debt because of weak momentum in emerging markets debt, emerging markets equities and emerging markets currencies. At the beginning of the Reporting Period, we were bearish on local emerging markets debt versus developed markets debt, largely because of weak momentum in emerging markets currencies. We adopted a neutral view on local emerging markets debt relative to developed markets debt during the first calendar quarter as a result of improved momentum in local emerging markets debt. In the second calendar quarter, we shifted to a slightly bullish view on local emerging markets debt versus developed markets debt due to improving momentum in emerging markets currencies. We continued to hold a slightly bullish view on local emerging markets debt versus developed markets debt during the third quarter of 2016 because of strong momentum in emerging markets currencies. In the fourth calendar quarter, we became bullish on developed markets debt relative to local emerging markets debt because of weak momentum in emerging markets debt, emerging markets equities and emerging markets currencies.

In addition, during the first quarter of 2016, there was a reorganization that affected two of the Portfolios’ underlying funds. Effective February 5, 2016, the Goldman Sachs International Small Cap Fund was closed and its corresponding shares were reorganized into the Goldman Sachs International Small Cap Insights Fund. There was no material impact on the Portfolios’ risk exposures.

Q	What is the Portfolios’ tactical view and strategy for the months ahead?

A	Global equilibrium is the foundation of our strategic asset allocation process — that is, we believe that a globally-diversified portfolio of asset classes, weighted by their market capitalization, provides economically intuitive, meaningful and balanced exposures to investment opportunities. We make 10 active decisions within the Portfolios based on our current outlook on global equity, fixed income and currency markets. On an ongoing basis, we shift assets away from the strategic allocation (tilting our positions in certain asset classes and countries from their longer-term, strategic weights) in an effort to benefit from changing conditions in global capital markets.

At the end of the Reporting Period, we maintained our bullish view on stocks relative to bonds. We favored U.S. equities over international equities and emerging markets stocks over developed markets stocks. Within U.S. equities, we held a bullish view on value stocks versus growth stocks and had shifted to a slightly bullish view on large-cap stocks versus small-cap stocks.

In fixed income at the end of the Reporting Period, we favored international fixed income over U.S. fixed income. We had moderated our bullish view on high yield corporate bonds versus investment grade corporate bonds. In addition, we were bullish on developed markets debt versus U.S. dollar-denominated emerging markets debt and on developed markets debt versus local emerging markets debt.

FUND BASICS

Balanced Strategy

as of December 31, 2016

PERFORMANCE REVIEW
January 1, 2016– December 31, 2016	Portfolio Total Return (based on NAV)[1]	Balanced Strategy Composite Index[2]	Bloomberg Barclays Global Index	MSCI ACWI Index
Class A	5.04%	5.54%	3.94%	7.84%
Class C	4.24	5.54	3.94	7.84
Institutional	5.36	5.54	3.94	7.84
Service	5.67	5.54	3.94	7.84
Class IR	5.33	5.54	3.94	7.84
Class R	5.02	5.54	3.94	7.84
Class R6	5.46	5.54	3.94	7.84

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Balanced Strategy Composite Index (“Balanced Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Balanced Composite is comprised of a blend of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (“Bloomberg Barclays Global Index”) (60%) and the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI® ACWI Index”) (40%). The Bloomberg Barclays Global Index is an unmanaged index, provides a broad-based measure of the global investment grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The MSCI® ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The Index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-0.76%	3.71%	2.46%	3.98%	1/2/98
Class C	3.24	4.11	2.28	3.52	1/2/98
Institutional	5.36	5.28	3.45	4.71	1/2/98
Service	5.67	4.95	3.02	4.23	1/2/98
Class IR	5.33	5.15	N/A	3.04	11/30/07
Class R	5.02	4.67	N/A	2.56	11/30/07
Class R6	5.46	N/A	N/A	2.34	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.34%	1.40%
Class C	2.09	2.15
Institutional	0.94	1.00
Service	1.44	1.50
Class IR	1.09	1.15
Class R	1.59	1.65
Class R6	0.92	0.98

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Portfolio’s fee waivers and/or expense limitations will remain in place through at least April 29, 2017, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weightings in the chart above reflect the allocations from September 30, 2016 to December 31, 2016. Actual Fund weighting in the Portfolios may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a monthly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]
Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Performance Summary

December 31, 2016

The following graph shows the value, as of December 31, 2016, of a $1,000,000 investment made on January 1, 2007 in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmarks, the Balanced Strategy Composite Index (the “Balanced Composite”), which is comprised of 60% of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (the “Bloomberg Barclays Global Index”) and 40% of the MSCI® All Country World Index (Net, USD, Unhedged) (the “MSCI ACWI Index”), the Bloomberg Barclays Global Index and the MSCI ACWI Index (each with distributions reinvested), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Class C, Service, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding underlying fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Balanced Strategy Portfolio’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from January 1, 2007 through December 31, 2016.

Average Annual Total Return through December 31, 2016	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced January 2, 1998)
Excluding sales charges	5.04%	4.88%	3.04%	4.29%
Including sales charges	-0.76%	3.71%	2.46%	3.98%

Class C (Commenced January 2, 1998)
Excluding contingent deferred sales charges	4.24%	4.11%	2.28%	3.52%
Including contingent deferred sales charges	3.24%	4.11%	2.28%	3.52%

Institutional (Commenced January 2, 1998)	5.36%	5.28%	3.45%	4.71%

Service (Commenced January 2, 1998)	5.67%	4.95%	3.02%	4.23%

Class IR (Commenced November 30, 2007)	5.33%	5.15%	N/A	3.04%

Class R (Commenced November 30, 2007)	5.02%	4.67%	N/A	2.56%

Class R6 (Commenced July 31, 2015)	5.46%	N/A	N/A	2.34%

FUND BASICS

Equity Growth Strategy

as of December 31, 2016

PERFORMANCE REVIEW
January 1, 2016–December 31, 2016	Portfolio Total Return (based on NAV)[1]	MSCI® ACWI Index[2]
Class A	6.81%	7.84%
Class C	5.95	7.84
Institutional	7.18	7.84
Service	6.66	7.84
Class IR	6.99	7.84
Class R	6.49	7.84
Class R6	7.12	7.84

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Portfolio’s benchmark is the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI® ACWI Index”). The MSCI® ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The Index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

18

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	0.96%	8.65%	2.09%	4.23%	1/2/98
Class C	4.95	9.06	1.90	3.78	1/2/98
Institutional	7.18	10.33	3.07	4.94	1/2/98
Service	6.66	9.78	2.56	4.44	1/2/98
Class IR	6.99	10.16	N/A	2.48	11/30/07
Class R	6.49	9.60	N/A	2.02	11/30/07
Class R6	7.12	N/A	N/A	2.05	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) or cumulative as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.34%	1.42%
Class C	2.09	2.17
Institutional	0.94	1.02
Service	1.44	1.52
Class IR	1.09	1.17
Class R	1.59	1.67
Class R6	0.92	1.00

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Portfolio’s fee waivers and/or expense limitations will remain in place through at least April 29, 2017, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

19

FUND BASICS

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weightings in the chart above reflect the allocations from September 30, 2016 to December 31, 2016. Actual underlying fund weighting in the Portfolios may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a monthly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

20

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]
Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

21

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Performance Summary

December 31, 2016

The following graph shows the value, as of December 31, 2016, of a $10,000 investment made on January 1, 2007 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmark, the MSCI® All Country World Index (Net, USD, Unhedged) (“MSCI ACWI Index”) (with distributions reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class C, Institutional, Service, Class IR, Class R and Class R6 Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding underlying fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Equity Growth Strategy Portfolio’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2007 through December 31, 2016.

Average Annual Total Return through December 31, 2016	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced January 2, 1998)
Excluding sales charges	6.81%	9.89%	2.66%	4.54%
Including sales charges	0.96%	8.65%	2.09%	4.23%

Class C (Commenced January 2, 1998)
Excluding contingent deferred sales charges	5.95%	9.06%	1.90%	3.78%
Including contingent deferred sales charges	4.95%	9.06%	1.90%	3.78%

Institutional (Commenced January 2, 1998)	7.18%	10.33%	3.07%	4.94%

Service (Commenced January 2, 1998)	6.66%	9.78%	2.56%	4.44%

Class IR (Commenced November 30, 2007)	6.99%	10.16%	N/A	2.48%

Class R (Commenced November 30, 2007)	6.49%	9.60%	N/A	2.02%

Class R6 (Commenced July 31, 2015)	7.12%	N/A	N/A	2.05%

22

FUND BASICS

Growth and Income Strategy

as of December 31, 2016

PERFORMANCE REVIEW
January 1, 2016– December 31, 2016	Portfolio Total Return (based on NAV)[1]	Growth and Income Strategy Composite Index[2]	Bloomberg Barclays Global Index	MSCI ACWI Index
Class A	5.75%	6.32%	3.94%	7.84%
Class C	4.86	6.32	3.94	7.84
Institutional	6.15	6.32	3.94	7.84
Service	5.58	6.32	3.94	7.84
Class IR	6.04	6.32	3.94	7.84
Class R	5.40	6.32	3.94	7.84
Class R6	6.07	6.32	3.94	7.84

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Growth and Income Strategy Composite Index (“Growth and Income Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth and Income Composite is comprised of a blend of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (“Bloomberg Barclays Global Index”) (40%) and the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI® ACWI Index”) (60%). The Growth and Income Composite figures do not reflect any deduction for fees, expenses or taxes. The Bloomberg Barclays Global Index is an unmanaged index, provides a broad-based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The MSCI® ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The Index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

23

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-0.09%	5.25%	2.14%	4.22%	1/2/98
Class C	3.85	5.63	1.95	3.75	1/2/98
Institutional	6.15	6.86	3.12	4.95	1/2/98
Service	5.58	6.33	2.62	4.43	1/2/98
Class IR	6.04	6.71	N/A	2.57	11/30/07
Class R	5.40	6.18	N/A	2.08	11/30/07
Class R6	6.07	N/A	N/A	2.12	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.33%	1.37%
Class C	2.08	2.12
Institutional	0.93	0.97
Service	1.43	1.47
Class IR	1.08	1.12
Class R	1.58	1.62
Class R6	0.91	0.95

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Portfolio’s fee waivers and/or expense limitations will remain in place through at least April 29, 2017, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

24

FUND BASICS

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weightings in the chart above reflect the allocations from September 30, 2016 to December 31, 2016. Actual underlying fund weighting in the Portfolios may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a monthly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

25

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]
Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

26

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Performance Summary

December 31, 2016

The following graph shows the value, as of December 31, 2016, of a $1,000,000 investment made on January 1, 2007 in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmarks, the Growth and Income Strategy Composite Index (the “Growth and Income Composite”), which is comprised of 60% of the MSCI® All Country World Index (Net, USD, Unhedged) (the “MSCI ACWI Index”) and 40% of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (the “Bloomberg Barclays Global Index”), the Bloomberg Barclays Global Index and the MSCI ACWI Index (each with distributions reinvested), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Class C, Service, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Growth and Income Strategy Portfolio’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from January 1, 2007 through December 31, 2016.

Average Annual Total Return through December 31, 2016	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced January 2, 1998)
Excluding sales charges	5.75%	6.45%	2.71%	4.53%
Including sales charges	-0.09%	5.25%	2.14%	4.22%

Class C (Commenced January 2, 1998)
Excluding contingent deferred sales charges	4.86%	5.63%	1.95%	3.75%
Including contingent deferred sales charges	3.85%	5.63%	1.95%	3.75%

Institutional (Commenced January 2, 1998)	6.15%	6.86%	3.12%	4.95%

Service (Commenced January 2, 1998)	5.58%	6.33%	2.62%	4.43%

Class IR (Commenced November 30, 2007)	6.04%	6.71%	N/A	2.57%

Class R (Commenced November 30, 2007)	5.40%	6.18%	N/A	2.08%

Class R6 (Commenced July 31, 2015)	6.07%	N/A	N/A	2.12%

27

FUND BASICS

Growth Strategy

as of December 31, 2016

PERFORMANCE REVIEW
January 1, 2016– December 31, 2016	Portfolio Total Return (based on NAV)[1]	Growth Strategy Composite Index[2]	Bloomberg Barclays Global Index	MSCI ACWI Index
Class A	6.38%	7.09%	3.94%	7.84%
Class C	5.57	7.09	3.94	7.84
Institutional	6.76	7.09	3.94	7.84
Service	6.26	7.09	3.94	7.84
Class IR	6.70	7.09	3.94	7.84
Class R	6.16	7.09	3.94	7.84
Class R6	6.76	7.09	3.94	7.84

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Growth Strategy Composite Index (“Growth Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth Composite is comprised of a blend of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (“Bloomberg Barclays Global Index”) (20%) and the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI® ACWI Index “) (80%). The Growth Strategy Composite figures do not reflect any deduction for fees, expenses or taxes. The Bloomberg Barclays Global Index is an unmanaged index, provides a broad-based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The MSCI® ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The Index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.gsamfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

28

FUND BASICS

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	0.54%	6.86%	1.74%	3.99%	1/2/98
Class C	4.57	7.26	1.56	3.52	1/2/98
Institutional	6.76	8.49	2.72	4.71	1/2/98
Service	6.26	7.98	2.22	4.19	1/2/98
Class IR	6.70	8.36	N/A	2.18	11/30/07
Class R	6.16	7.81	N/A	1.67	11/30/07
Class R6	6.76	N/A	N/A	2.01	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.35%	1.40%
Class C	2.10	2.15
Institutional	0.95	0.99
Service	1.45	1.50
Class IR	1.10	1.15
Class R	1.60	1.65
Class R6	0.93	0.97

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Portfolio’s fee waivers and/or expense limitations will remain in place through at least April 29, 2017, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

29

FUND BASICS

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weightings in the chart above reflect the allocations from September 30, 2016 to December 31, 2016. Actual underlying fund weighting in the Portfolios may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

[6]	Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. It is rebalanced annually. On a monthly basis, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation.

30

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[7]
Percentage of Net Assets

[7]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

31

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Performance Summary

December 31, 2016

The following graph shows the value, as of December 31, 2016, of a $10,000 investment made on January 1, 2007 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks, the Growth Strategy Composite Index (the “Growth Strategy Composite”), which is comprised of 80% of the MSCI® All Country World Index (Net, USD, Unhedged) (the “MSCI ACWI Index”) and 20% of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (the “Bloomberg Barclays Global Index”), the Bloomberg Barclays Global Index and the MSCI ACWI Index (each with distributions reinvested), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class C, Institutional, Service, Class IR, Class R and Class R6 Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Growth Strategy Portfolio’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2007 through December 31, 2016.

Average Annual Total Return through December 31, 2016	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced January 2, 1998)
Excluding sales charges	6.38%	8.07%	2.32%	4.30%
Including sales charges	0.54%	6.86%	1.74%	3.99%

Class C (Commenced January 2, 1998)
Excluding contingent deferred sales charges	5.57%	7.26%	1.56%	3.52%
Including contingent deferred sales charges	4.57%	7.26%	1.56%	3.52%

Institutional (Commenced January 2, 1998)	6.76%	8.49%	2.72%	4.71%

Service (Commenced January 2, 1998)	6.26%	7.98%	2.22%	4.19%

Class IR (Commenced November 30, 2007)	6.70%	8.36%	N/A	2.18%

Class R (Commenced November 30, 2007)	6.16%	7.81%	N/A	1.67%

Class R6 (Commenced July 31, 2015)	6.76%	N/A	N/A	2.01%

32

PORTFOLIO RESULTS

Goldman Sachs Satellite Strategies Portfolio

Investment Process and Principal Strategy

The Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds that currently exist or that may become available for investment in the future for which Goldman Sachs Asset Management (“GSAM”) or an affiliate, now or in the future, acts as investment adviser or principal underwriter (the “underlying funds”). Some of the Portfolios’ underlying funds invest primarily in fixed income or money market instruments, and some invest primarily in equity securities.

The Portfolio invests assets in a strategic mix of underlying funds, which the investment adviser considers to be invested in satellite asset classes. Satellite asset classes are those that historically have lower correlations to traditional market exposures such as large cap equities and investment grade fixed income. The investment adviser allows strategic targets to shift with their respective market returns but adjusts the overall asset allocation of the Portfolio based on current market conditions and the investment adviser’s economic and market forecasts.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Satellite Strategies Portfolio’s (the “Portfolio”) performance and positioning for the 12-month period ended December 31, 2016 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A, C, Institutional, Service, IR, R and R6 Shares generated average annual total returns of 5.92%, 5.17%, 6.38%, 5.92%, 6.22%, 5.71% and 6.40%, respectively. This compares to the 5.22% average annual total return of the Fund’s blended benchmark, which is composed 40% of the Bloomberg Barclays U.S. Aggregate Bond Index, 30% of the Standard & Poor’s 500 Index (the “S&P 500® Index”) and 30% of the MSCI EAFE Index (Gross, USD, Unhedged), during the same period.

The components of the blended benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500® Index and the MSCI EAFE Index, generated average annual total returns of 2.64%, 11.93% and 1.51%, respectively, during the same period.

Q	How did the various satellite asset classes perform during the Reporting Period?

A	During the Reporting Period, all satellite asset classes generated positive absolute returns. High yield corporate bonds performed best, with the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index returning 17.08%. High yield loans, as represented by the Credit Suisse Leveraged Loan Index, also performed well, advancing 10.79% during the Reporting Period. Among other satellite asset classes that posted double digit gains were commodities, emerging markets equities and U.S. dollar-denominated emerging markets debt. Commodities, as measured by the S&P GSCI Commodity Index, returned 11.33% for the Reporting Period. Emerging markets equities, represented by the MSCI Emerging Markets Index, recorded a gain of 11.15%. U.S. dollar-denominated emerging markets debt, as represented by the J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index, returned 10.12%. Additional gainers included local emerging markets debt, as measured by the J.P. Morgan Government Bond Index — Emerging Markets, which generated a return of 9.91%. U.S. real estate securities, as represented by the Wilshire Real Estate Securities Index, realized a gain of 7.61%. International real estate securities, as measured by the FTSE/NAREIT Developed ex U.S. Real Estate Index, fared less well, but recorded a positive return of 1.96%. International small-cap equities, as represented by the MSCI EAFE Small Cap Index, produced a return of 2.18%.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	During the Reporting Period, the Portfolio benefited most relative to its blended benchmark from exposures to high yield corporate bonds, commodities, emerging markets equities and emerging markets debt. Contributing least positively were the Portfolio’s exposures to international

33

PORTFOLIO RESULTS

small-cap stocks and U.S. real estate securities. Exposure to international real estate securities had negative impact on the Portfolio’s performance during the Reporting Period. In keeping with our investment approach, we dynamically adjusted Portfolio weights to ensure that overall risk and individual underlying fund contributions to risk remained within the ranges we feel are appropriate for a diversified satellite portfolio.

Q	How did the Portfolio’s underlying funds perform relative to their respective benchmark indices during the Reporting Period?

A	Overall, security selection within the underlying funds detracted from the Portfolio’s performance. The Goldman Sachs Emerging Markets Equity Fund, the Goldman Sachs International Real Estate Securities Fund and the Goldman Sachs High Yield Fund underperformed their benchmark indices most during the Reporting Period. The Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Real Estate Securities Fund and the Goldman Sachs Local Emerging Markets Debt Fund also underperformed their respective benchmark indices, though to a lesser extent. On the positive side, the Goldman Sachs Commodity Strategy Fund, the Goldman Sachs Emerging Markets Debt Fund, the Goldman Sachs Emerging Markets Equity Insights Fund and the Goldman Sachs International Small Cap Insights Fund slightly outperformed their respective benchmark indices during the Reporting Period.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	The Portfolio does not directly invest in derivatives. However, some of the underlying funds used derivatives during the Reporting Period to apply their active investment views with greater versatility and to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these underlying funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within both the equity and fixed income portions of the Portfolio?

A	During the first quarter of 2016, through its underlying funds, we rebalanced the Portfolio to maintain our target risk objectives. More specifically, we significantly increased the Portfolio’s exposure to U.S. dollar-denominated emerging markets debt. We more modestly increased the Portfolio’s exposure to commodities, international real estate securities and international small-cap equities. Conversely, we decreased the Fund’s exposure to high yield corporate bonds, high yield loans and U.S. real estate securities.

Also during the first calendar quarter, there was a reorganization that affected two of the Portfolio’s underlying funds. Effective February 5, 2016, the Goldman Sachs International Small Cap Fund was closed and its corresponding shares were reorganized into the Goldman Sachs International Small Cap Insights Fund. There was no material impact on the Portfolio’s risk exposures.

In the second quarter of 2016, through the underlying funds, we rebalanced the Portfolio to maintain our target risk objectives. We significantly increased its exposure to U.S. dollar-denominated emerging markets debt. In addition, we increased the Portfolio’s exposure to emerging markets equities and high yield loans. Conversely, we decreased the Portfolio’s exposure to high yield corporate bonds and international real estate securities.

In the third quarter of 2016, through the underlying funds, we rebalanced the Portfolio to maintain our target risk objectives. We significantly increased its exposure to U.S. dollar-denominated emerging markets debt. In addition, we increased the Portfolio’s exposure to high yield corporate bonds. Conversely, we decreased the Portfolio’s exposure to high yield bank loans and international small-cap equities.

In the fourth quarter of 2016, through the underlying funds, we rebalanced the Portfolio to maintain our target risk objectives. We increased its exposure most significantly to international small-cap equities and high yield loans. Additionally, we increased the Portfolio’s exposure to high yield corporate bonds. Conversely, we decreased the Portfolio’s exposure to U.S. dollar-denominated emerging markets debt and emerging markets equities.

34

PORTFOLIO RESULTS

Q	What is the Portfolio’s tactical view and strategy for the months ahead?

A	We manage the Portfolio using a dynamic, risk-responsive rebalancing process. Using our sophisticated, proprietary risk models, we evaluate the overall risk of the Portfolio each month as well as the portion of risk contributed by each individual asset class.

At the end of the Reporting Period, through its underlying funds, the Portfolio had larger allocations than it did at the beginning of the Reporting Period to U.S. dollar-denominated emerging markets debt, high yield loans and commodities. It had less exposure to high yield corporate bonds at the end of the Reporting Period.

We will continue to monitor risk on a monthly basis and adjust our allocation to the satellite asset classes as the underlying funds drift beyond our longer-term risk-related guidelines.

35

FUND BASICS

Satellite Strategies Portfolio

as of December 31, 2016

PERFORMANCE REVIEW
January 1, 2016– December 31, 2016	Fund Total Return (based on NAV)[1]	Satellite Strategies Composite Index[2]	Bloomberg Barclays U.S. Aggregate Bond Index	MSCI® EAFE® Index	S&P 500® Index
Class A	5.92%	5.22%	2.64%	1.51%	11.93%
Class C	5.17	5.22	2.64	1.51	11.93
Institutional	6.38	5.22	2.64	1.51	11.93
Service	5.92	5.22	2.64	1.51	11.93
Class IR	6.22	5.22	2.64	1.51	11.93
Class R	5.71	5.22	2.64	1.51	11.93
Class R6	6.40	5.22	2.64	1.51	11.93

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Satellite Strategies Composite Index (“Satellite Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Satellite Composite is comprised of the S&P 500® Index (30%), the MSCI® EAFE® Index (Gross, USD, Unhedged) (30%) and the Bloomberg Barclays U.S. Aggregate Bond Index (40%). The Satellite Composite figures do not reflect any deduction for fees, expenses or taxes. The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The unmanaged MSCI® EAFE® Index is a market capitalization weighted composite of securities in 21 developed markets. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The S&P 500® Index is an unmanaged composite index of 500 common stock prices. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/16	One Year	Five Years	Since Inception	Inception Date
Class A	0.16%	2.91%	0.70%	3/30/07
Class C	4.15	3.28	0.53	3/30/07
Institutional	6.38	4.48	1.66	3/30/07
Service	5.92	3.98	1.73	8/29/08
Class IR	6.22	4.33	0.97	11/30/07
Class R	5.71	3.82	0.47	11/30/07
Class R6	6.40	N/A	1.20	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

36

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.43%	1.46%
Class C	2.18	2.21
Institutional	1.03	1.06
Service	1.53	1.56
Class IR	1.18	1.21
Class R	1.68	1.71
Class R6	1.01	1.04

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Portfolio’s fee waivers and/or expense limitations will remain in place through at least April 29, 2017, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TARGET RISK-CONTRIBUTION INVESTMENT PORTFOLIO[5] AS OF 12/31/16
Percentage of Investment Portfolio

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weightings in the chart above reflect the allocations from September 30, 2016 to December 31, 2016. Actual underlying funds und weighting in the Portfolios may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

37

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[6]
Percentage of Net Assets

[6]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

38

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Performance Summary

December 31, 2016

The following graph shows the value, as of December 31, 2016, of a $1,000,000 investment made on March 30, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmarks, the Satellite Strategies Composite Index (the “Satellite Composite”), which is comprised of 40% of the Bloomberg Barclays U.S. Aggregate Bond Index (the “BBCAB Index”), 30% of the Standard & Poor’s 500 Index (the “S&P 500® Index”), and 30% of the MSCI® Europe, Australasia and Far East Index (the “MSCI EAFE Index”), the S&P 500® Index, the BBCAB Index and the MSCI EAFE Index (Gross, USD, Unhedged) (all with distributions reinvested), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Class C, Service, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Portfolio.

Satellite Strategies Portfolio’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from March 30, 2007 through December 31, 2016.

Average Annual Total Return through December 31, 2016	One Year	Five Years	Since Inception
Class A (Commenced March 30, 2007)
Excluding sales charges	5.92%	4.08%	1.29%
Including sales charges	0.16%	2.91%	0.70%

Class C (Commenced March 30, 2007)
Excluding contingent deferred sales charges	5.17%	3.28%	0.53%
Including contingent deferred sales charges	4.15%	3.28%	0.53%

Institutional (Commenced March 30, 2007)	6.38%	4.48%	1.66%

Service (Commenced August 29, 2008)	5.92%	3.98%	1.73%

Class IR (Commenced November 30, 2007)	6.22%	4.33%	0.97%

Class R (Commenced November 30, 2007)	5.71%	3.82%	0.47%

Class R6 (Commenced July 31, 2015)	6.40%	N/A	1.20%

39

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Index Definitions

The Bloomberg Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment grade fixed income markets from 24 local currency markets. This multi-currency index includes U.S. Treasury securities and government bonds, as well as corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment grade corporate bonds, and mortgage-backed securities and asset-backed securities.

The Bloomberg Barclays U.S. Corporate High-Yield 2% Issuer Capped Bond Index, an unmanaged index, covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

The Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged) is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

The FTSE/NAREIT Developed ex U.S. Real Estate Index is a market capitalization weighted index composed of REITs and non-REITs within the international (global, excluding the U.S.) real estate securities market. The market capitalization for each constituent is adjusted for free float.

The J.P. Morgan Government Bond Index — Emerging Markets Global Diversified Index is an unmanaged index of debt instruments of emerging countries. The index is positioned as the investable benchmark that includes only those countries that are accessible by most of the international investor base and is popular largely due to its diversification weighting scheme and country coverage.

The J.P. Morgan Government Bond Index — Emerging Markets Index tracks local currency bonds issued by emerging markets governments. As emerging markets governments look increasingly toward their domestic market for sources of finance, investors are looking more closely at local markets in search for higher yield and greater diversification.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Developed markets countries in the index include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K.

The MSCI EAFE Small Cap Index is an equity index that captures small-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 14% of the free float-adjusted market capitalization in each country. Developed markets countries in the index include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K.

40

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 23 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

The S&P GSCI Index is a composite index of commodity sector returns representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities.

The S&P 500® Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

The Wilshire Real Estate Securities Index measures U.S. publicly-traded real estate securities. Designed to offer a market-based index that is more reflective of real estate held by pension funds, the Wilshire U.S. Real Estate Securities Index is composed of publicly-traded real estate equity securities and unencumbered by limitations of other appraisal-based indexes. It can serve as a proxy for direct real estate investing by excluding securities whose value is not always tied to the value of the underlying real estate. Exclusions include: mortgage REITs, net-lease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers, home builders, large landowners and sub-dividers of unimproved land, hybrid REITs and timber REITs. The rationale for the exclusions is that factors other than real estate supply and demand, such as interest rates, can influence the market value of these companies.

It is not possible to invest directly in an unmanaged index.

41

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Schedule of Investments

December 31, 2016

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 100.1%
Equity – 30.7%
1,868,791	Goldman Sachs Large Cap Value Insights Fund	$34,946,401
4,242,632	Goldman Sachs Emerging Markets Equity Insights Fund	34,492,597
616,855	Goldman Sachs Large Cap Growth Insights Fund	15,409,047
891,128	Goldman Sachs Large Cap Value Fund	14,979,855
949,659	Goldman Sachs International Equity Insights Fund	10,123,365
372,464	Goldman Sachs Small Cap Equity Insights Fund	8,697,041
544,903	Goldman Sachs Strategic Growth Fund	6,566,083
550,069	Goldman Sachs International Small Cap Insights Fund	5,720,716
299,953	Goldman Sachs Real Estate Securities Fund	5,642,111
989,379	Goldman Sachs International Real Estate Securities Fund	5,481,160
200,991	Goldman Sachs Focused International Equity Fund	3,346,501

		145,404,877

Fixed Income – 51.9%
11,562,498	Goldman Sachs Global Income Fund	140,599,976
3,662,719	Goldman Sachs Strategic Income Fund	35,308,612
4,419,275	Goldman Sachs High Yield Fund	28,725,285
2,449,113	Goldman Sachs Local Emerging Markets Debt Fund	14,670,188
1,168,070	Goldman Sachs Emerging Markets Debt Fund	14,484,071
1,191,659	Goldman Sachs Core Fixed Income Fund	12,405,170

		246,193,302

Dynamic – 17.5%
6,334,907	Goldman Sachs Dynamic Allocation Fund	64,299,303
1,821,587	Goldman Sachs Managed Futures Strategy Fund	18,744,132

		83,043,435

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.1%
(Cost $494,057,680)		$474,641,614

Principal Amount	Interest Rate		Maturity Date	Value
Short-term Investment(b) – 1.0%
Repurchase Agreements – 1.0%
Joint Repurchase Agreement Account II
$4,600,000	0.505%		01/03/17	$4,600,000
(Cost $4,600,000)

TOTAL INVESTMENTS – 101.1%
(Cost $498,657,680)				$479,241,614

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.1)%				(5,022,876)

NET ASSETS – 100.0%				$474,218,738

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents affiliated funds.
(b)	Joint repurchase agreement was entered into on December 30, 2016. Additional information appears on page 47.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Schedule of Investments

December 31, 2016

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 100.4%
Equity – 100.4%
6,067,112	Goldman Sachs International Equity Insights Fund	$64,675,412
3,414,833	Goldman Sachs Large Cap Value Insights Fund	63,857,377
1,990,889	Goldman Sachs Large Cap Growth Insights Fund	49,732,414
5,467,361	Goldman Sachs Emerging Markets Equity Insights Fund	44,449,648
1,628,049	Goldman Sachs Large Cap Value Fund	27,367,496
1,288,688	Goldman Sachs Focused International Equity Fund	21,456,649
1,758,371	Goldman Sachs Strategic Growth Fund	21,188,372
523,776	Goldman Sachs Small Cap Equity Insights Fund	12,230,159
939,458	Goldman Sachs International Small Cap Insights Fund	9,770,364
360,168	Goldman Sachs Real Estate Securities Fund	6,774,767
1,185,244	Goldman Sachs International Real Estate Securities Fund	6,566,252

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.4%
(Cost $310,581,072)		$328,068,910

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%		(1,246,420)

NET ASSETS – 100.0%		$326,822,490

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents Affiliated Funds.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Schedule of Investments

December 31, 2016

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 99.5%
Equity – 51.7%
5,236,061	Goldman Sachs Large Cap Value Insights Fund	$97,914,349
10,224,854	Goldman Sachs Emerging Markets Equity Insights Fund	83,128,064
6,436,142	Goldman Sachs International Equity Insights Fund	68,609,275
2,438,958	Goldman Sachs Large Cap Growth Insights Fund	60,925,164
2,498,237	Goldman Sachs Large Cap Value Fund	41,995,361
2,154,794	Goldman Sachs Strategic Growth Fund	25,965,262
1,364,276	Goldman Sachs Focused International Equity Fund	22,715,200
923,167	Goldman Sachs Small Cap Equity Insights Fund	21,555,952
1,534,693	Goldman Sachs International Small Cap Insights Fund	15,960,808
587,855	Goldman Sachs Real Estate Securities Fund	11,057,548
1,936,323	Goldman Sachs International Real Estate Securities Fund	10,727,230

		460,554,213

Fixed Income – 30.5%
10,159,782	Goldman Sachs Global Income Fund	123,542,955
6,851,323	Goldman Sachs High Yield Fund	44,533,598
4,539,080	Goldman Sachs Strategic Income Fund	43,756,732
2,219,645	Goldman Sachs Core Fixed Income Fund	23,106,503
3,072,559	Goldman Sachs Local Emerging Markets Debt Fund	18,404,630
1,462,324	Goldman Sachs Emerging Markets Debt Fund	18,132,823

		271,477,241

Dynamic – 17.3%
11,783,891	Goldman Sachs Dynamic Allocation Fund	119,606,490
3,385,981	Goldman Sachs Managed Futures Strategy Fund	34,841,749

		154,448,239

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 99.5%
(Cost $895,374,917)		$886,479,693

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%		4,120,241

NET ASSETS – 100.0%		$890,599,934

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents Affiliated funds.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Schedule of Investments

December 31, 2016

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 99.6%
Equity – 72.1%
6,108,766	Goldman Sachs Large Cap Value Insights Fund	$114,233,924
9,669,479	Goldman Sachs International Equity Insights Fund	103,076,648
11,092,527	Goldman Sachs Emerging Markets Equity Insights Fund	90,182,245
3,018,183	Goldman Sachs Large Cap Growth Insights Fund	75,394,215
2,917,874	Goldman Sachs Large Cap Value Fund	49,049,460
2,052,386	Goldman Sachs Focused International Equity Fund	34,172,235
2,665,003	Goldman Sachs Strategic Growth Fund	32,113,289
1,134,915	Goldman Sachs Small Cap Equity Insights Fund	26,500,262
1,808,227	Goldman Sachs International Small Cap Insights Fund	18,805,562
692,510	Goldman Sachs Real Estate Securities Fund	13,026,110
2,280,924	Goldman Sachs International Real Estate Securities Fund	12,636,318

		569,190,268

Fixed Income – 10.2%
2,005,738	Goldman Sachs Strategic Income Fund	19,335,310
1,842,652	Goldman Sachs Core Fixed Income Fund	19,182,012
1,266,339	Goldman Sachs Global Income Fund	15,398,677
1,577,772	Goldman Sachs High Yield Fund	10,255,517
1,393,743	Goldman Sachs Local Emerging Markets Debt Fund	8,348,523
664,746	Goldman Sachs Emerging Markets Debt Fund	8,242,847

		80,762,886

Dynamic – 17.3%
10,413,583	Goldman Sachs Dynamic Allocation Fund	105,697,872
2,992,993	Goldman Sachs Managed Futures Strategy Fund	30,797,894

		136,495,766

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES)
(Cost $776,841,840)		$786,448,920

Principal Amount	Interest Rate		Maturity Date	Value
Short-term Investment(b) – 0.6%
Repurchase Agreements – 0.6%
Joint Repurchase Agreement Account II
$4,900,000	0.505%		01/03/17	$4,900,000
(Cost $4,900,000)

TOTAL INVESTMENTS – 100.2%
(Cost $781,741,840)				$791,348,920

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%				(1,341,271)

NET ASSETS – 100.0%				$790,007,649

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents Affiliated funds.
(b)	Joint repurchase agreement was entered into on December 30, 2016. Additional information appears on page 47.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Schedule of Investments

December 31, 2016

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 100.2%
Equity – 55.3%
6,128,895	Goldman Sachs Real Estate Securities Fund	$115,284,513
20,172,239	Goldman Sachs International Real Estate Securities Fund	111,754,202
10,647,466	Goldman Sachs International Small Cap Insights Fund	110,733,641
5,040,193	Goldman Sachs Emerging Markets Equity Insights Fund	40,976,766
2,033,081	Goldman Sachs Emerging Markets Equity Fund	32,569,957

		411,319,079

Fixed Income – 44.9%
9,925,851	Goldman Sachs High Yield Floating Rate Fund	96,677,787
12,658,866	Goldman Sachs High Yield Fund	82,282,630
6,316,754	Goldman Sachs Emerging Markets Debt Fund	78,327,755
3,360,334	Goldman Sachs Commodity Strategy Fund	39,651,946
6,183,084	Goldman Sachs Local Emerging Markets Debt Fund	37,036,673

		333,976,791

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) 100.2%
(Cost $689,639,415)		$745,295,870

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(1,770,060)

NET ASSETS – 100.0%		$743,525,810

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents Affiliated funds.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Schedule of Investments

December 31, 2016

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At December 31, 2016, certain Portfolios had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of January 3, 2017, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Balanced Strategy Portfolio	$4,600,000	$4,600,194	$4,692,001
Growth Strategy Portfolio	4,900,000	4,900,206	4,998,001

REPURCHASE AGREEMENTS — At December 31, 2016, the Principal Amount of certain Portfolios’ interest in the Joint Repurchase Agreement Account II was as follows:

Counterparty	Interest Rate	Balanced Strategy Portfolio	Growth Strategy Portfolio
BNP Paribas Securities Co.	0.500%	$718,580	$765,445
Citigroup Global Markets, Inc.	0.530	728,740	776,266
Merrill Lynch & Co., Inc.	0.500	3,152,680	3,358,289
TOTAL		$4,600,000	$4,900,000

At December 31, 2016, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	2.500% to 5.000%	12/01/31 to 12/01/46
Federal National Mortgage Association	3.000 to 7.000	02/01/17 to 08/01/46
Government National Mortgage Association	2.500 to 5.500	12/15/38 to 12/20/46
Tennessee Valley Authority	4.250	09/15/65
United States Treasury Bonds	7.880 to 9.130	05/15/18 to 02/15/21
United States Treasury Notes	1.630 to 3.630	11/15/20 to 02/15/26

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Assets and Liabilities

December 31, 2016

Balanced Strategy Portfolio
Assets:
Investments in Affiliated Underlying Funds, at value (cost $494,057,680, $310,581,072, $895,374,917, $776,841,840 and $689,639,415)	$474,641,614
Repurchase agreement, at value which equals cost	4,600,000
Cash	35,145
Receivables:
Portfolio shares sold	1,059,088
Dividends and interest	365,117
Reimbursement from investment adviser	84,825
Investments sold	—
Other assets	66
Total assets	480,785,855

Liabilities:
Due to custodian	—
Payables:
Investments purchased	5,008,087
Portfolio shares redeemed	1,272,471
Distribution and Service fees and Transfer Agency fees	109,923
Management fees	57,263
Accrued expenses	119,373
Total liabilities	6,567,117

Net Assets:
Paid-in capital	499,534,122
Undistributed (distributions in excess of) net investment income	365,661
Accumulated net realized loss	(6,264,979)
Net unrealized gain (loss)	(19,416,066)
NET ASSETS	$474,218,738
Net Assets:
Class A	$129,444,633
Class C	47,217,417
Institutional	285,795,483
Service	830,586
Class IR	4,810,051
Class R	6,110,237
Class R6	10,331
Total Net Assets	$474,218,738
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	11,961,261
Class C	4,365,869
Institutional	26,410,541
Service	75,933
Class IR	446,296
Class R	566,291
Class R6	954
Net asset value, offering and redemption price per share:(a)
Class A	$10.82
Class C	10.82
Institutional	10.82
Service	10.94
Class IR	10.78
Class R	10.79
Class R6	10.83

(a)	Maximum public offering price per share for Class A Shares of the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy and Satellite Strategies Portfolios is $11.45, $16.14, $12.88, $14.17 and $8.08, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity Growth Strategy Portfolio	Growth and Income Strategy Portfolio	Growth Strategy Portfolio	Satellite Strategies Portfolio

$328,068,910	$886,479,693	$786,448,920	$745,295,870
—	—	4,900,000	—
—	—	70,410	—

360,044	6,581,592	6,517,548	2,344,524
—	493,071	166,096	1,149,757
53,626	73,949	57,780	2,331
8,198	616,325	—	3,938,524
62	72	70	71
328,490,840	894,244,702	798,160,824	752,731,077

147,773	262,025	—	5,071,330

—	493,071	5,296,864	1,149,757
1,227,584	2,396,456	2,331,321	2,695,279
129,587	254,996	273,244	115,770
42,156	111,679	98,817	79,189
121,250	126,541	152,929	93,942
1,668,350	3,644,768	8,153,175	9,205,267

505,424,608	1,455,601,779	1,344,366,760	796,590,255
77,047	89,718	160,122	—
(196,167,003)	(556,196,339)	(564,126,313)	(108,720,900)
17,487,838	(8,895,224)	9,607,080	55,656,455
$326,822,490	$890,599,934	$790,007,649	$743,525,810

$124,513,913	$302,857,768	$301,330,706	$84,528,760
75,026,847	121,777,926	144,291,993	53,574,859
119,107,911	455,272,929	335,236,580	509,680,619
469,576	3,252,753	2,237,475	408,138
5,662,971	4,769,060	4,352,189	58,740,113
2,030,976	2,659,190	2,548,420	2,788,130
10,296	10,308	10,286	33,805,191
$326,822,490	$890,599,934	$790,007,649	$743,525,810

8,167,400	24,882,714	22,504,676	11,063,569
5,144,976	10,229,994	10,791,434	7,050,129
7,744,829	37,301,074	25,068,843	66,846,034
30,923	267,896	167,599	53,507
376,659	393,604	329,795	7,703,717
134,037	219,943	194,863	366,427
670	845	769	4,431,327

$15.25	$12.17	$13.39	$7.64
14.58	11.90	13.37	7.60
15.38	12.21	13.37	7.62
15.19	12.14	13.35	7.63
15.03	12.12	13.20	7.62
15.15	12.09	13.08	7.61
15.37	12.20	13.37	7.63

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Operations

For the Fiscal Year Ended December 31, 2016

Balanced Strategy Portfolio
Investment income:
Dividends from Affiliated Underlying Funds	$7,328,180
Interest	279
Total investment income	7,328,459

Expenses:
Distribution and Service fees(a)	882,046
Management fees	672,268
Transfer Agency fees(a)	479,595
Registration fees	165,864
Professional fees	78,769
Custody, accounting and administrative services	49,208
Printing and mailing costs	44,478
Trustee fees	23,943
Service Share fees — Service Plan	2,109
Service Share fees — Shareholder Administration Plan	2,109
Other	8,315
Total expenses	2,408,704
Less — expense reductions	(352,650)
Net expenses	2,056,054
NET INVESTMENT INCOME	5,272,405

Realized and unrealized gain (loss):
Capital gain distributions from Affiliated Underlying Funds	1,219,816
Net realized gain from Affiliated Underlying Funds	6,092,888
Net change in unrealized gain on Affiliated Underlying Funds	10,525,081
Net realized and unrealized gain	17,837,785
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,110,190

(a)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Portfolio	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6
Balanced Strategy	$348,703	$506,181	$27,162	$265,014	$96,174	$98,844	$337	$8,900	$10,322	$4
Equity Growth Strategy	319,615	779,376	9,629	242,907	148,081	47,162	191	9,724	3,659	3
Growth and Income Strategy	806,770	1,324,896	13,707	613,145	251,730	172,176	1,305	7,765	5,209	4
Growth Strategy	792,734	1,519,955	13,129	602,478	288,792	120,836	871	7,727	4,989	3
Satellite Strategies	260,199	611,318	14,937	197,751	116,150	234,529	222	119,441	5,676	1,171

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity Growth Strategy Portfolio	Growth and Income Strategy Portfolio	Growth Strategy Portfolio	Satellite Strategies Portfolio

$5,690,626	$14,095,652	$11,421,325	$27,104,587
272	1,348	1,031	497
5,690,898	14,097,000	11,422,356	27,105,084

1,108,620	2,145,373	2,325,818	886,454
496,828	1,343,607	1,170,090	1,021,500
451,727	1,051,334	1,025,696	674,940
125,601	172,810	134,757	124,008
71,454	77,561	87,679	72,702
37,406	46,332	41,957	43,990
70,743	74,467	134,593	88,488
23,593	23,580	24,922	24,175
1,195	8,157	5,443	1,387
1,195	8,157	5,443	1,387
8,968	14,366	11,436	11,688
2,397,330	4,965,744	4,967,834	2,950,719
(324,517)	(373,288)	(404,142)	(282,671)
2,072,813	4,592,456	4,563,692	2,668,048
3,618,085	9,504,544	6,858,664	24,437,036

1,237,177	2,230,871	2,120,479	10,439,910
36,785,590	33,067,017	53,108,099	(29,187,080)
(20,062,207)	5,740,702	(14,016,866)	43,658,744
17,960,560	41,038,590	41,211,712	24,911,574
$21,578,645	$50,543,134	$48,070,376	$49,348,610

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets

	Balanced Strategy Portfolio
	For the Fiscal Year Ended December 31, 2016	For the Fiscal Year Ended December 31, 2015
From operations:
Net investment income	$5,272,405	$14,545,688
Net realized gain	7,312,704	6,983,245
Net change in unrealized gain (loss)	10,525,081	(25,031,392)
Net increase (decrease) in net assets resulting from operations	23,110,190	(3,502,459)

Distributions to shareholders:
From net investment income
Class A Shares	(1,431,001)	(5,095,512)
Class C Shares	(187,674)	(1,565,196)
Institutional Shares	(3,861,868)	(8,487,895)
Service Shares	(7,950)	(44,435)
Class IR Shares	(62,622)	(164,300)
Class R Shares	(50,552)	(188,063)
Class R6 Shares(a)	(150)	(310)
Return of capital
Class A Shares	—	(2,526,405)
Class C Shares	—	(776,040)
Institutional Shares	—	(4,208,383)
Service Shares	—	(22,031)
Class IR Shares	—	(81,461)
Class R Shares	—	(93,243)
Class R6 Shares(a)	—	(153)
Total distributions to shareholders	(5,601,817)	(23,253,427)

From share transactions:
Proceeds from sales of shares	128,946,276	98,709,246
Reinvestment of distributions	5,450,926	22,189,595
Cost of shares redeemed	(122,305,387)	(153,490,200)
Net increase (decrease) in net assets resulting from share transactions	12,091,815	(32,591,359)
TOTAL INCREASE (DECREASE)	29,600,188	(59,347,245)

Net assets:
Beginning of year	444,618,550	503,965,795
End of year	$474,218,738	$444,618,550
Undistributed (distribution in excess of) net investment income (loss)	$365,661	$147,612

(a)	Commenced operations on July 31, 2015.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity Growth Strategy Portfolio		Growth and Income Strategy Portfolio
For the Fiscal Year Ended December 31, 2016	For the Fiscal Year Ended December 31, 2015	For the Fiscal Year Ended December 31, 2016	For the Fiscal Year Ended December 31, 2015

$3,618,085	$2,113,803	$9,504,544	$20,916,879
38,022,767	30,393,456	35,297,888	42,569,402
(20,062,207)	(28,776,252)	5,740,702	(66,686,597)
21,578,645	3,731,007	50,543,134	(3,200,316)

(1,438,497)	(1,308,140)	(2,983,993)	(12,235,759)
(333,408)	(169,086)	(776,082)	(4,206,483)
(1,833,363)	(1,615,705)	(6,099,777)	(16,299,566)
(4,961)	(4,927)	(29,340)	(112,387)
(78,416)	(68,602)	(56,795)	(120,119)
(22,591)	(10,858)	(21,905)	(76,493)
(159)	(134)	(140)	(326)

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
(3,711,395)	(3,177,452)	(9,968,032)	(33,051,133)

20,190,800	25,374,959	111,176,894	128,739,332
3,533,154	3,020,454	9,557,323	30,906,155
(58,373,346)	(69,366,483)	(193,346,065)	(210,351,612)
(34,649,392)	(40,971,070)	(72,611,848)	(50,706,125)
(16,782,142)	(40,417,515)	(32,036,746)	(86,957,574)

343,604,632	384,022,147	922,636,680	1,009,594,254
$326,822,490	$343,604,632	$890,599,934	$922,636,680
$77,047	$100,110	$89,718	$4,290

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Growth Strategy Portfolio
	For the Fiscal Year Ended December 31, 2016	For the Fiscal Year Ended December 31, 2015
From operations:
Net investment income	$6,858,664	$9,909,410
Net realized gain (loss)	55,228,578	60,602,258
Net change in unrealized gain (loss)	(14,016,866)	(69,260,756)
Net increase (decrease) in net assets resulting from operations	48,070,376	1,250,912

Distributions to shareholders:
From net investment income
Class A Shares	(2,754,301)	(5,268,195)
Class C Shares	(192,382)	(1,217,530)
Institutional Shares	(4,305,425)	(6,012,695)
Service Shares	(19,237)	(31,885)
Class IR Shares	(51,626)	(77,652)
Class R Shares	(19,732)	(31,649)
Class R6 Shares(a)	(137)	(193)
From return of capital
Class A Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Class R6 Shares(a)	—	—
Total distributions to shareholders	(7,342,840)	(12,639,799)

From share transactions:
Proceeds from sales of shares	78,370,140	108,927,723
Reinvestment of distributions	7,099,351	12,018,514
Cost of shares redeemed	(146,620,200)	(151,803,088)
Net decrease in net assets resulting from share transactions	(61,150,709)	(30,856,851)
TOTAL DECREASE	(20,423,173)	(42,245,738)

Net assets:
Beginning of year	810,430,822	852,676,560
End of year	$790,007,649	$810,430,822
Undistributed (distribution in excess of) net investment income (loss)	$160,122	$452,765

(a)	Commenced operations on July 31, 2015.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Satellite Strategies Portfolio
For the Fiscal Year Ended December 31, 2016	For the Fiscal Year Ended December 31, 2015

$24,437,036	$29,825,060
(18,747,170)	(14,905,989)
43,658,744	(41,621,460)
49,348,610	(26,702,389)

(3,051,540)	(3,402,921)
(1,422,156)	(1,351,435)
(20,063,446)	(21,458,058)
(13,881)	(71,931)
(2,135,752)	(2,097,718)
(86,828)	(72,106)
(583,898)	(152)

(38,772)	—
(18,070)	—
(254,923)	—
(176)	—
(27,137)	—
(1,103)	—
(7,419)	—
(27,705,101)	(28,454,321)

167,197,541	178,922,896
23,519,413	22,469,087
(382,875,703)	(449,257,975)
(192,158,749)	(247,865,992)
(170,515,240)	(303,022,702)

914,041,050	1,217,063,752
$743,525,810	$914,041,050
$—	$1,336,518

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From capital	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - A	$10.41	$0.11	$0.41	$0.52	$(0.11)	$—	$(0.11)
2016 - C	10.41	0.03	0.42	0.45	(0.04)	—	(0.04)
2016 - Institutional	10.42	0.16	0.40	0.56	(0.16)	—	(0.16)
2016 - Service	10.45	0.10	0.49	0.59	(0.10)	—	(0.10)
2016 - IR	10.37	0.14	0.41	0.55	(0.14)	—	(0.14)
2016 - R	10.36	0.09	0.43	0.52	(0.09)	—	(0.09)
2016 - R6	10.42	0.15	0.42	0.57	(0.16)	—	(0.16)
2015 - A	11.06	0.33	(0.43)	(0.10)	(0.38)	(0.17)	(0.55)
2015 - C	11.07	0.24	(0.43)	(0.19)	(0.32)	(0.15)	(0.47)
2015 - Institutional	11.07	0.39	(0.44)	(0.05)	(0.40)	(0.20)	(0.60)
2015 - Service	11.10	0.39	(0.50)	(0.11)	(0.36)	(0.18)	(0.54)
2015 - IR	11.03	0.36	(0.44)	(0.08)	(0.39)	(0.19)	(0.58)
2015 - R	11.02	0.36	(0.49)	(0.13)	(0.34)	(0.19)	(0.53)
2015 - R6 (Commenced July 31, 2015)	11.16	0.30	(0.52)	(0.22)	(0.35)	(0.17)	(0.52)
2014 - A	11.13	0.21	0.06	0.27	(0.34)	—	(0.34)
2014 - C	11.13	0.12	0.07	0.19	(0.25)	—	(0.25)
2014 - Institutional	11.13	0.25	0.07	0.32	(0.38)	—	(0.38)
2014 - Service	11.16	0.19	0.08	0.27	(0.33)	—	(0.33)
2014 - IR	11.09	0.25	0.06	0.31	(0.37)	—	(0.37)
2014 - R	11.08	0.18	0.07	0.25	(0.31)	—	(0.31)
2013 - A	10.56	0.25	0.61	0.86	(0.29)	—	(0.29)
2013 - C	10.56	0.17	0.61	0.78	(0.21)	—	(0.21)
2013 - Institutional	10.56	0.33	0.58	0.91	(0.34)	—	(0.34)
2013 - Service	10.59	0.23	0.62	0.85	(0.28)	—	(0.28)
2013 - IR	10.53	0.37	0.51	0.88	(0.32)	—	(0.32)
2013 - R	10.51	0.23	0.61	0.84	(0.27)	—	(0.27)
2012 - A	9.86	0.16	0.82	0.98	(0.28)	—	(0.28)
2012 - C	9.86	0.09	0.81	0.90	(0.20)	—	(0.20)
2012 - Institutional	9.87	0.23	0.79	1.02	(0.33)	—	(0.33)
2012 - Service	9.88	0.15	0.83	0.98	(0.27)	—	(0.27)
2012 - IR	9.83	0.22	0.79	1.01	(0.31)	—	(0.31)
2012 - R	9.82	0.15	0.80	0.95	(0.26)	—	(0.26)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(f)	Annualized.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Net asset value, end of year	Total return(c)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income to average net assets(b)		Portfolio turnover rate(e)

$10.82	5.04%	$129,445	0.59%		0.67%		1.01%		76%
10.82	4.24	47,217	1.34		1.42		0.27		76
10.82	5.36	285,795	0.19		0.27		1.46		76
10.94	5.67	831	0.69		0.77		0.93		76
10.78	5.33	4,810	0.34		0.42		1.30		76
10.79	5.02	6,110	0.84		0.92		0.85		76
10.83	5.46	10	0.19		0.27		1.45		76
10.41	(0.90)	146,047	0.59		0.65		2.95		48
10.41	(1.65)	53,734	1.34		1.40		2.20		48
10.42	(0.49)	234,110	0.19		0.25		3.48		48
10.45	(0.99)	967	0.69		0.75		3.47		48
10.37	(0.73)	4,555	0.34		0.40		3.29		48
10.36	(1.23)	5,196	0.84		0.90		3.22		48
10.42	(2.01)	10	0.19	(f)	0.23	(f)	6.52	(f)	48
11.06	2.40	173,813	0.60		0.66		1.85		38
11.07	1.71	63,726	1.35		1.41		1.05		38
11.07	2.90	254,620	0.20		0.26		2.22		38
11.10	2.38	1,391	0.70		0.75		1.65		38
11.03	2.76	4,980	0.35		0.41		2.23		38
11.02	2.25	5,436	0.85		0.90		1.61		38
11.13	8.23	186,034	0.60		0.65		2.29		63
11.13	7.42	74,053	1.34		1.40		1.57		63
11.13	8.67	287,623	0.20		0.25		2.99		63
11.16	8.08	1,736	0.69		0.75		2.14		63
11.09	8.45	3,938	0.35		0.40		3.37		63
11.08	8.00	5,615	0.84		0.90		2.07		63
10.56	9.96	219,919	0.59		0.65		1.55		66
10.56	9.16	81,123	1.34		1.40		0.87		66
10.56	10.32	247,494	0.19		0.25		2.23		66
10.59	9.95	2,022	0.69		0.75		1.48		66
10.53	10.29	920	0.34		0.40		2.14		66
10.51	9.66	8,237	0.84		0.90		1.49		66

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - A	$14.44	$0.16	$0.83	$0.99	$(0.18)
2016 - C	13.82	0.05	0.78	0.83	(0.07)
2016 - Institutional	14.57	0.23	0.82	1.05	(0.24)
2016 - Service	14.39	0.15	0.81	0.96	(0.16)
2016 - IR	14.25	0.21	0.79	1.00	(0.22)
2016 - R	14.37	0.16	0.78	0.94	(0.16)
2016 - R6	14.57	0.24	0.80	1.04	(0.24)
2015 - A	14.46	0.09	0.03	0.12	(0.14)
2015 - C	13.83	(0.02)	0.04	0.02	(0.03)
2015 - Institutional	14.58	0.16	0.03	0.19	(0.20)
2015 - Service	14.40	0.08	0.03	0.11	(0.12)
2015 - IR	14.27	0.13	0.03	0.16	(0.18)
2015 - R	14.37	0.04	0.05	0.09	(0.09)
2015 - R6 (Commenced July 31, 2015)	15.38	0.14	(0.74)	(0.60)	(0.21)
2014 - A	14.29	0.23	0.20	0.43	(0.26)
2014 - C	13.68	0.10	0.20	0.30	(0.15)
2014 - Institutional	14.41	0.29	0.20	0.49	(0.32)
2014 - Service	14.22	0.19	0.23	0.42	(0.24)
2014 - IR	14.11	0.32	0.14	0.46	(0.30)
2014 - R	14.17	0.13	0.26	0.39	(0.19)
2013 - A	11.75	0.19	2.57	2.76	(0.22)
2013 - C	11.26	0.08	2.46	2.54	(0.12)
2013 - Institutional	11.85	0.27	2.57	2.84	(0.28)
2013 - Service	11.71	0.19	2.54	2.73	(0.22)
2013 - IR	11.62	0.47	2.29	2.76	(0.27)
2013 - R	11.64	0.11	2.59	2.70	(0.17)
2012 - A	10.23	0.21	1.53	1.74	(0.22)
2012 - C	9.82	0.12	1.46	1.58	(0.14)
2012 - Institutional	10.33	0.28	1.52	1.80	(0.28)
2012 - Service	10.14	0.16	1.55	1.71	(0.14)
2012 - IR	10.13	0.24	1.51	1.75	(0.26)
2012 - R	10.16	0.20	1.49	1.69	(0.21)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(f)	Annualized.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Net asset value, end of year	Total return(c)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income (loss) to average net assets(b)	Portfolio turnover rate(e)

$15.25	6.81%	$124,514	0.59%		0.69%		1.12%	39%
14.58	5.95	75,027	1.34		1.44		0.33	39
15.38	7.18	119,108	0.19		0.29		1.55	39
15.19	6.66	470	0.69		0.79		1.01	39
15.03	6.99	5,663	0.34		0.44		1.47	39
15.15	6.49	2,031	0.84		0.94		1.10	39
15.37	7.12	10	0.19		0.28		1.63	39
14.44	0.83	134,851	0.59		0.67		0.63	18
13.82	0.13	83,743	1.34		1.42		(0.15)	18
14.57	1.31	117,357	0.19		0.27		1.05	18
14.39	0.78	577	0.69		0.77		0.52	18
14.25	1.11	5,282	0.34		0.42		0.91	18
14.37	0.61	1,785	0.84		0.92		0.28	18
14.57	(3.93)	10	0.18	(f)	0.29	(f)	2.32 (f)	18
14.46	3.01	148,611	0.60		0.68		1.56	23
13.83	2.18	96,667	1.35		1.42		0.71	23
14.58	3.38	130,499	0.20		0.28		1.96	23
14.40	2.94	626	0.70		0.77		1.27	23
14.27	3.27	5,280	0.35		0.43		2.19	23
14.37	2.77	2,339	0.85		0.92		0.86	23
14.29	23.51	152,264	0.60		0.68		1.45	21
13.68	22.60	106,208	1.35		1.43		0.68	21
14.41	23.96	124,275	0.20		0.28		2.07	21
14.22	23.28	715	0.70		0.78		1.48	21
14.11	23.77	3,735	0.35		0.43		3.55	21
14.17	23.17	3,740	0.84		0.93		0.85	21
11.75	16.95	147,814	0.59		0.68		1.85	23
11.26	16.10	102,156	1.34		1.43		1.10	23
11.85	17.45	92,696	0.19		0.26		2.45	23
11.71	16.85	488	0.70		0.78		1.43	23
11.62	17.30	494	0.34		0.42		2.20	23
11.64	16.59	4,946	0.84		0.92		1.79	23

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - A	$11.62	$0.11	$0.56	$0.67	$(0.12)
2016 - C	11.42	0.02	0.54	0.56	(0.08)
2016 - Institutional	11.66	0.17	0.55	0.72	(0.17)
2016 - Service	11.60	0.11	0.54	0.65	(0.11)
2016 - IR	11.57	0.16	0.54	0.70	(0.15)
2016 - R	11.56	0.09	0.54	0.63	(0.10)
2016 - R6	11.66	0.17	0.54	0.71	(0.17)
2015 - A	12.10	0.25	(0.31)	(0.06)	(0.42)
2015 - C	11.91	0.16	(0.31)	(0.15)	(0.34)
2015 - Institutional	12.14	0.32	(0.33)	(0.01)	(0.47)
2015 - Service	12.07	0.25	(0.32)	(0.07)	(0.40)
2015 - IR	12.05	0.29	(0.32)	(0.03)	(0.45)
2015 - R	12.03	0.23	(0.31)	(0.08)	(0.39)
2015 - R6 (Commenced July 31, 2015)	12.42	0.26	(0.62)	(0.36)	(0.40)
2014 - A	12.14	0.20	0.07	0.27	(0.31)
2014 - C	11.99	0.10	0.08	0.18	(0.26)
2014 - Institutional	12.18	0.26	0.06	0.32	(0.36)
2014 - Service	12.11	0.20	0.06	0.26	(0.30)
2014 - IR	12.09	0.25	0.05	0.30	(0.34)
2014 - R	12.08	0.16	0.07	0.23	(0.28)
2013 - A	10.95	0.20	1.23	1.43	(0.24)
2013 - C	10.85	0.12	1.22	1.34	(0.20)
2013 - Institutional	10.98	0.28	1.21	1.49	(0.29)
2013 - Service	10.92	0.20	1.23	1.43	(0.24)
2013 - IR	10.91	0.29	1.16	1.45	(0.27)
2013 - R	10.90	0.16	1.24	1.40	(0.22)
2012 - A	9.98	0.17	1.07	1.24	(0.27)
2012 - C	9.92	0.09	1.04	1.13	(0.20)
2012 - Institutional	10.02	0.24	1.03	1.27	(0.31)
2012 - Service	9.97	0.17	1.04	1.21	(0.26)
2012 - IR	9.95	0.20	1.05	1.25	(0.29)
2012 - R	9.94	0.16	1.04	1.20	(0.24)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(f)	Annualized.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Net asset value, end of year	Total return(c)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income to average net assets(b)		Portfolio turnover rate(e)

$12.17	5.75%	$302,858	0.59%		0.64%		0.95%		67%
11.90	4.86	121,778	1.34		1.39		0.18		67
12.21	6.15	455,273	0.19		0.24		1.42		67
12.14	5.58	3,253	0.69		0.74		0.90		67
12.12	6.04	4,769	0.34		0.39		1.37		67
12.09	5.40	2,659	0.84		0.89		0.75		67
12.20	6.07	10	0.19		0.23		1.43		67
11.62	(0.54)	341,468	0.59		0.63		2.08		40
11.42	(1.24)	143,257	1.34		1.38		1.30		40
11.66	(0.13)	429,243	0.19		0.23		2.59		40
11.60	(0.56)	3,246	0.69		0.73		2.03		40
11.57	(0.29)	3,085	0.34		0.38		2.42		40
11.56	(0.69)	2,330	0.84		0.88		1.89		40
11.66	(2.87)	10	0.19	(f)	0.21	(f)	5.04	(f)	40
12.10	2.22	408,488	0.60		0.63		1.64		35
11.91	1.46	169,745	1.35		1.38		0.80		35
12.14	2.62	421,720	0.20		0.23		2.11		35
12.07	2.11	3,725	0.70		0.73		1.58		35
12.05	2.49	3,478	0.35		0.38		2.00		35
12.03	1.97	2,438	0.85		0.88		1.27		35
12.14	13.10	435,812	0.60		0.63		1.74		50
11.99	12.32	196,121	1.34		1.38		1.02		50
12.18	13.63	353,203	0.20		0.23		2.36		50
12.11	13.08	3,917	0.70		0.73		1.71		50
12.09	13.36	2,796	0.35		0.38		2.46		50
12.08	12.76	3,430	0.85		0.88		4.42		50
10.95	12.40	491,921	0.59		0.63		1.61		47
10.85	11.42	210,201	1.34		1.38		0.89		47
10.98	12.69	267,744	0.19		0.22		2.21		47
10.92	12.13	3,848	0.69		0.73		1.59		47
10.91	12.62	1,519	0.34		0.38		1.90		47
10.90	12.12	4,068	0.84		0.88		1.54		47

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - A	$12.70	$0.11	$0.70	$0.81	$(0.12)	$(0.12)
2016 - C	12.68	0.01	0.70	0.71	(0.02)	(0.02)
2016 - Institutional	12.69	0.17	0.69	0.86	(0.18)	(0.18)
2016 - Service	12.67	0.10	0.69	0.79	(0.11)	(0.11)
2016 - IR	12.52	0.15	0.69	0.84	(0.16)	(0.16)
2016 - R	12.41	0.08	0.69	0.77	(0.10)	(0.10)
2016 - R6	12.68	0.17	0.70	0.87	(0.18)	(0.18)
2015 - A	12.91	0.15	(0.16)	(0.01)	(0.20)	(0.20)
2015 - C	12.88	0.05	(0.15)	(0.10)	(0.10)	(0.10)
2015 - Institutional	12.90	0.22	(0.17)	0.05	(0.26)	(0.26)
2015 - Service	12.88	0.14	(0.16)	(0.02)	(0.19)	(0.19)
2015 - IR	12.73	0.19	(0.16)	0.03	(0.24)	(0.24)
2015 - R	12.62	0.12	(0.16)	(0.04)	(0.17)	(0.17)
2015 - R6 (Commenced July 31, 2015)	13.44	0.18	(0.68)	(0.50)	(0.26)	(0.26)
2014 - A	12.89	0.19	0.12	0.31	(0.29)	(0.29)
2014 - C	12.85	0.07	0.13	0.20	(0.17)	(0.17)
2014 - Institutional	12.88	0.24	0.12	0.36	(0.34)	(0.34)
2014 - Service	12.84	0.15	0.15	0.30	(0.26)	(0.26)
2014 - IR	12.72	0.25	0.08	0.33	(0.32)	(0.32)
2014 - R	12.59	0.11	0.15	0.26	(0.23)	(0.23)
2013 - A	11.05	0.14	1.88	2.02	(0.18)	(0.18)
2013 - C	11.02	0.05	1.86	1.91	(0.08)	(0.08)
2013 - Institutional	11.04	0.21	1.87	2.08	(0.24)	(0.24)
2013 - Service	11.01	0.14	1.86	2.00	(0.17)	(0.17)
2013 - IR	10.91	0.26	1.77	2.03	(0.22)	(0.22)
2013 - R	10.80	0.10	1.84	1.94	(0.15)	(0.15)
2012 - A	9.86	0.18	1.25	1.43	(0.24)	(0.24)
2012 - C	9.83	0.10	1.25	1.35	(0.16)	(0.16)
2012 - Institutional	9.87	0.23	1.24	1.47	(0.30)	(0.30)
2012 - Service	9.83	0.17	1.25	1.42	(0.24)	(0.24)
2012 - IR	9.75	0.22	1.22	1.44	(0.28)	(0.28)
2012 - R	9.65	0.17	1.21	1.38	(0.23)	(0.23)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(f)	Annualized.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Net asset value, end of year	Total return(c)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income to average net assets(b)		Portfolio turnover rate(e)

$13.39	6.38%	$301,331	0.59%		0.65%		0.83%		59%
13.37	5.57	144,292	1.34		1.40		0.08		59
13.37	6.76	335,237	0.19		0.25		1.33		59
13.35	6.26	2,237	0.69		0.75		0.81		59
13.20	6.70	4,352	0.34		0.40		1.18		59
13.08	6.16	2,548	0.84		0.90		0.65		59
13.37	6.76	10	0.19		0.25		1.33		59
12.70	(0.08)	336,880	0.59		0.64		1.15		38
12.68	(0.82)	161,733	1.34		1.39		0.39		38
12.69	0.35	303,237	0.19		0.23		1.68		38
12.67	(0.17)	2,135	0.69		0.74		1.09		38
12.52	0.20	4,114	0.34		0.39		1.50		38
12.41	(0.31)	2,323	0.84		0.89		0.95		38
12.68	(3.66)	10	0.21	(f)	0.25	(f)	3.22	(f)	38
12.91	2.36	385,409	0.60		0.64		1.46		26
12.88	1.59	190,125	1.35		1.39		0.57		26
12.90	2.76	267,677	0.20		0.24		1.84		26
12.88	2.32	2,509	0.70		0.74		1.11		26
12.73	2.58	4,496	0.35		0.39		1.92		26
12.62	2.06	2,461	0.85		0.89		0.84		26
12.89	18.31	389,445	0.60		0.64		1.19		32
12.85	17.37	218,776	1.35		1.39		0.42		32
12.88	18.81	246,229	0.20		0.24		1.77		32
12.84	18.19	3,419	0.70		0.74		1.14		32
12.72	18.65	3,598	0.35		0.39		2.17		32
12.59	17.93	4,208	0.85		0.89		0.84		32
11.05	14.49	398,487	0.59		0.64		1.65		47
11.02	13.72	224,471	1.34		1.39		0.92		47
11.04	14.89	173,180	0.19		0.23		2.10		47
11.01	14.42	3,185	0.69		0.74		1.60		47
10.91	14.79	1,483	0.34		0.38		2.05		47
10.80	14.31	4,885	0.84		0.88		1.64		47

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital		Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - A	$7.45	$0.20	$0.24	$0.44	$(0.25)	$—	$—	(g)	$(0.25)
2016 - C	7.41	0.15	0.23	0.38	(0.19)	—	—	(g)	(0.19)
2016 - Institutional	7.43	0.23	0.24	0.47	(0.28)	—	—	(g)	(0.28)
2016 - Service	7.43	0.18	0.26	0.44	(0.24)	—	—	(g)	(0.24)
2016 - IR	7.43	0.23	0.23	0.46	(0.27)	—	—	(g)	(0.27)
2016 - R	7.42	0.19	0.23	0.42	(0.23)	—	—	(g)	(0.23)
2016 - R6	7.44	0.63	(0.15)	0.48	(0.28)	—	(0.01)		(0.29)
2015 - A	7.89	0.19	(0.44)	(0.25)	(0.19)	—	—		(0.19)
2015 - C	7.84	0.13	(0.43)	(0.30)	(0.13)	—	—		(0.13)
2015 - Institutional	7.87	0.23	(0.45)	(0.22)	(0.22)	—	—		(0.22)
2015 - Service	7.84	0.14	(0.40)	(0.26)	(0.15)	—	—		(0.15)
2015 - IR	7.87	0.21	(0.44)	(0.23)	(0.21)	—	—		(0.21)
2015 - R	7.86	0.18	(0.45)	(0.27)	(0.17)	—	—		(0.17)
2015 - R6 (Commenced July 31, 2015)	7.91	0.11	(0.46)	(0.35)	(0.12)	—	—		(0.12)
2014 - A	8.16	0.21	(0.23)	(0.02)	(0.21)	(0.04)	—		(0.25)
2014 - C	8.12	0.15	(0.24)	(0.09)	(0.15)	(0.04)	—		(0.19)
2014 - Institutional	8.15	0.25	(0.24)	0.01	(0.25)	(0.04)	—		(0.29)
2014 - Service	8.12	0.19	(0.22)	(0.03)	(0.21)	(0.04)	—		(0.25)
2014 - IR	8.15	0.23	(0.24)	(0.01)	(0.23)	(0.04)	—		(0.27)
2014 - R	8.13	0.18	(0.22)	(0.04)	(0.19)	(0.04)	—		(0.23)
2013 - A	8.22	0.25	(0.04)	0.21	(0.27)	—	—		(0.27)
2013 - C	8.18	0.19	(0.04)	0.15	(0.21)	—	—		(0.21)
2013 - Institutional	8.21	0.29	(0.04)	0.25	(0.31)	—	—		(0.31)
2013 - Service	8.19	0.24	(0.04)	0.20	(0.27)	—	—		(0.27)
2013 - IR	8.21	0.28	(0.04)	0.24	(0.30)	—	—		(0.30)
2013 - R	8.19	0.24	(0.04)	0.20	(0.26)	—	—		(0.26)
2012 - A	7.39	0.33	0.86	1.19	(0.34)	(0.02)	—		(0.36)
2012 - C	7.36	0.26	0.86	1.12	(0.28)	(0.02)	—		(0.30)
2012 - Institutional	7.38	0.36	0.86	1.22	(0.37)	(0.02)	—		(0.39)
2012 - Service	7.36	0.32	0.87	1.19	(0.34)	(0.02)	—		(0.36)
2012 - IR	7.38	0.35	0.86	1.21	(0.36)	(0.02)	—		(0.38)
2012 - R	7.37	0.31	0.86	1.17	(0.33)	(0.02)	—		(0.35)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.
(f)	Annualized.
(g)	Amount is less than $0.005 per share.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Net asset value, end of year	Total return(c)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income to average net assets(b)		Portfolio turnover rate(e)

$7.64	5.92%	$84,529	0.57%		0.61%		2.62%		22%
7.60	5.17	53,575	1.32		1.36		1.94		22
7.62	6.38	509,681	0.17		0.21		3.08		22
7.63	5.92	408	0.67		0.71		2.40		22
7.62	6.22	58,740	0.32		0.36		3.02		22
7.61	5.71	2,788	0.82		0.86		2.49		22
7.63	6.40	33,805	0.15		0.17		8.15		22
7.45	(3.24)	118,345	0.57		0.60		2.43		22
7.41	(3.89)	68,765	1.32		1.35		1.66		22
7.43	(2.84)	655,268	0.17		0.20		2.85		22
7.43	(3.32)	988	0.67		0.70		1.81		22
7.43	(2.99)	67,547	0.32		0.35		2.69		22
7.42	(3.49)	3,119	0.82		0.85		2.24		22
7.44	(4.43)	10	0.15	(f)	0.18	(f)	3.58	(f)	22
7.89	(0.28)	177,204	0.58		0.60		2.50		20
7.84	(1.16)	102,605	1.33		1.35		1.79		20
7.87	— (g)	833,657	0.18		0.20		2.97		20
7.84	(0.39)	14,085	0.68		0.70		2.30		20
7.87	(0.15)	86,018	0.33		0.35		2.78		20
7.86	(0.54)	3,495	0.83		0.85		2.23		20
8.16	2.67	231,868	0.58		0.60		3.08		36
8.12	1.91	118,153	1.33		1.35		2.35		36
8.15	3.09	853,543	0.18		0.20		3.53		36
8.12	2.45	28,483	0.68		0.70		2.96		36
8.15	2.94	91,493	0.33		0.35		3.39		36
8.13	2.44	3,765	0.83		0.85		2.91		36
8.22	16.30	250,407	0.57		0.60		4.13		14
8.18	15.37	130,446	1.32		1.35		3.32		14
8.21	16.77	803,541	0.17		0.20		4.56		14
8.19	16.26	37,068	0.67		0.70		4.04		14
8.21	16.60	74,216	0.32		0.35		4.37		14
8.19	15.96	2,804	0.82		0.85		3.86		14

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements

December 31, 2016

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

Portfolio	Share Classes Offered	Diversified/ Non-diversified
All Portfolios	A, C, Institutional, Service, IR, R, R6	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Portfolios pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolios are expected to invest primarily in a combination of domestic and international equity and fixed income underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM or Goldman Sachs Asset Management International (“GSAMI”), also an affiliate of Goldman Sachs, act as investment advisers.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The valuation policy of the Portfolios and Underlying Funds is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the applicable Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the

66

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Portfolios may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

D.  Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolios are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Portfolio	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Balanced Strategy, Growth and Income Strategy and Satellite Strategies	Quarterly	Annually
Equity Growth Strategy and Growth Strategy	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

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Notes to Financial Statements (continued)

December 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Portfolios’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolios, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolios’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds — Investments in the Underlying Funds are valued at the NAV per share of the Institutional Share class of each Underlying Fund on the day of valuation. Because each Portfolio invests primarily in other mutual funds that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Short Term Investments — Short-term investments having a maturity of 60 days or less are valued using available market quotations as provided by a third party pricing vendor or broker. Prior to October 11, 2016, such securities were valued at amortized cost. These investments are classified as Level 2 of the fair value hierarchy.

Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Portfolio, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Portfolios’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Portfolio and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Portfolio could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Portfolio are less than the repurchase price and the Portfolio’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Portfolio’s interest in the collateral is not enforceable, resulting in additional losses to the Portfolio.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Portfolios, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Portfolios maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Portfolios are not subject to any expenses in relation to these investments.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolios’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Portfolios’ investments and derivatives classified in the fair value hierarchy as of December 31, 2016:

BALANCED STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$145,404,877	$—	$—
Fixed Income Underlying Funds	246,193,302	—	—
Dynamic Underlying Funds	83,043,435	—	—
Short-term Investments	—	4,600,000	—
Total	$474,641,614	$4,600,000	$—

EQUITY GROWTH STRATEGY PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$328,068,910	$—	$—
Total	$328,068,910	$—	$—

GROWTH AND INCOME STRATEGY PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$460,554,213	$—	$—
Fixed Income Underlying Funds	271,477,241	—	—
Dynamic Underlying Funds	154,448,239	—	—
Total	$886,479,693	$—	$—

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Notes to Financial Statements (continued)

December 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GROWTH STRATEGY PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$569,190,268	$—	$—
Fixed Income Underlying Funds	80,762,886	—	—
Dynamic Underlying Funds	136,495,766	—	—
Short-term Investments	—	4,900,000	—
Total	$786,448,920	$4,900,000	$—

SATELLITE STRATEGIES PORTFOLIO

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$411,319,079	$—	$—
Fixed Income Underlying Funds	333,976,791	—	—
Total	$745,295,870	$—	$—

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of average daily net assets of 0.124% for the Satellite Strategies Portfolio and 0.15% for each of the other Portfolios.

B.  Distribution and Service Plans — The Trust, on behalf of each Portfolio, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Portfolio’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2016, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Portfolio	Class A	Class C
Balanced Strategy	$11,966	$42
Equity Growth Strategy	9,015	418
Growth and Income Strategy	23,872	768
Growth Strategy	20,698	455
Satellite Strategies	3,312	—

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Portfolio that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations (including Goldman Sachs) to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Portfolios (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets are 0.01% for the Satellite Strategies Portfolio and 0.004% for each other Portfolio. These Other Expense limitations will remain in place through at least April 29, 2017 and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Portfolios have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Portfolios’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

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Notes to Financial Statements (continued)

December 31, 2016

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Portfolio	Other Expense Reimbursements
Balanced Strategy	$352,650
Equity Growth Strategy	324,517
Growth and Income Strategy	373,288
Growth Strategy	404,142
Satellite Strategies	282,671

G.  Line of Credit Facility — As of December 31, 2016, the Portfolios participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2016, the Portfolios did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — The Portfolios invest primarily in the Institutional Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Portfolios. The tables below show the transactions in and earnings from investments in these Underlying Funds for the fiscal year ended December 31, 2016 (in thousands):

Balanced Strategy Portfolio
Underlying Funds	Market Value 12/31/2015	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 12/31/2016	Dividend Income	Capital Gain Distributions
Goldman Sachs Core Fixed Income Fund	$18,494	$13,012	$(19,323)	$(8)	$230	$12,405	$98	$—
Goldman Sachs Dynamic Allocation Fund	56,135	16,097	(11,761)	320	3,508	64,299	—	—
Goldman Sachs Emerging Markets Debt Fund	4,416	26,614	(16,505)	151	(192)	14,484	717	—
Goldman Sachs Emerging Markets Equity Insights Fund	1,431	46,863	(14,437)	1,263	(627)	34,493	431	—
Goldman Sachs Focused International Equity Fund	—	10,481	(6,838)	(112)	(184)	3,347	99	—
Goldman Sachs Global Income Fund	170,177	50,471	(83,665)	(1,159)	4,776	140,600	1,867	574
Goldman Sachs High Yield Fund	2,698	46,860	(21,860)	502	525	28,725	796	—
Goldman Sachs International Equity Insights Fund	28,267	22,160	(41,573)	539	730	10,123	236	—
Goldman Sachs International Real Estate Securities Fund	5,000	2,187	(1,436)	83	(353)	5,481	245	—

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Balanced Strategy Portfolio (continued)
Underlying Funds	Market Value 12/31/2015	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 12/31/2016	Dividend Income	Capital Gain Distributions
Goldman Sachs International Small Cap Insights Fund	$5,473	$1,661	$(1,414)	$302	$(301)	$5,721	$147	$—
Goldman Sachs Large Cap Growth Insights Fund	47,687	15,640	(49,749)	3,134	(1,303)	15,409	110	—
Goldman Sachs Large Cap Value Fund	8,535	10,795	(5,418)	(79)	1,147	14,980	290	—
Goldman Sachs Large Cap Value Insights Fund	19,887	24,488	(12,873)	361	3,084	34,947	428	—
Goldman Sachs Local Emerging Markets Debt Fund	4,519	26,077	(15,158)	(94)	(673)	14,671	851	—
Goldman Sachs Managed Futures Strategy Fund	15,365	7,717	(4,118)	257	(477)	18,744	19	—
Goldman Sachs Real Estate Securities Fund	5,155	2,679	(1,959)	287	(520)	5,642	129	469
Goldman Sachs Small Cap Equity Insights Fund	179	11,471	(4,384)	440	991	8,697	49	—
Goldman Sachs Strategic Growth Fund	20,444	6,995	(20,848)	(117)	92	6,566	44	177
Goldman Sachs Strategic Income Fund	33,295	9,332	(7,414)	23	72	35,308	772	—
Total	$447,157	$351,600	$(340,733)	$6,093	$10,525	$474,642	$7,328	$1,220

Equity Growth Strategy Portfolio
Underlying Funds	Market Value 12/31/2015	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 12/31/2016	Dividend Income	Capital Gain Distributions
Goldman Sachs Emerging Markets Equity Insights Fund	$16,567	$39,073	$(13,718)	$1,384	$1,144	$44,450	$587	$—
Goldman Sachs Focused International Equity Fund	—	27,572	(4,941)	(90)	(1,084)	21,457	672	—
Goldman Sachs International Equity Insights Fund	105,633	10,769	(53,410)	6,979	(5,295)	64,676	1,592	—
Goldman Sachs International Real Estate Securities Fund	6,887	1,352	(1,252)	(13)	(408)	6,566	308	—
Goldman Sachs International Small Cap Insights Fund	10,420	1,278	(1,902)	844	(870)	9,770	266	—
Goldman Sachs Large Cap Growth Insights Fund	76,734	9,794	(40,295)	16,049	(12,549)	49,733	379	—

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Notes to Financial Statements (continued)

December 31, 2016

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Equity Growth Strategy Portfolio (continued)
Underlying Funds	Market Value 12/31/2015	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 12/31/2016	Dividend Income	Capital Gain Distributions
Goldman Sachs Large Cap Value Fund	$25,032	$7,273	$(7,121)	$2,015	$168	$27,367	$562	$—
Goldman Sachs Large Cap Value Insights Fund	58,422	15,029	(16,649)	7,302	(247)	63,857	943	—
Goldman Sachs Real Estate Securities Fund	7,028	2,065	(1,948)	629	(999)	6,775	158	613
Goldman Sachs Small Cap Equity Insights Fund	5,427	8,604	(4,091)	669	1,621	12,230	74	—
Goldman Sachs Strategic Growth Fund	32,901	5,581	(16,769)	1,018	(1,543)	21,188	150	624
Total	$345,051	$128,390	$(162,096)	$36,786	$(20,062)	$328,069	$5,691	$1,237

Growth and Income Strategy Portfolio
Underlying Funds	Market Value 12/31/2015	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 12/31/2016	Dividend Income	Capital Gain Distributions
Goldman Sachs Core Fixed Income Fund	$35,661	$23,593	$(36,558)	$(31)	$442	$23,107	$169	$—
Goldman Sachs Dynamic Allocation Fund	116,323	17,748	(21,993)	478	7,051	119,607	—	—
Goldman Sachs Emerging Markets Debt Fund	—	49,970	(31,341)	283	(779)	18,133	961	—
Goldman Sachs Emerging Markets Equity Insights Fund	20,935	89,081	(30,093)	2,679	526	83,128	1,087	—
Goldman Sachs Focused International Equity Fund	—	38,681	(14,567)	(202)	(1,197)	22,715	704	—
Goldman Sachs Global Income Fund	207,619	56,158	(145,177)	(2,327)	7,270	123,543	1,912	529
Goldman Sachs High Yield Fund	—	79,912	(36,866)	803	685	44,534	1,168	—
Goldman Sachs International Equity Insights Fund	130,490	43,110	(108,398)	7,200	(3,793)	68,609	1,672	—
Goldman Sachs International Real Estate Securities Fund	11,242	2,782	(2,653)	191	(835)	10,727	500	—
Goldman Sachs International Small Cap Insights Fund	17,008	2,612	(3,641)	1,619	(1,638)	15,960	431	—
Goldman Sachs Large Cap Growth Insights Fund	132,366	27,658	(104,835)	15,686	(9,950)	60,925	459	—
Goldman Sachs Large Cap Value Fund	32,264	20,484	(14,027)	16	3,258	41,995	854	—

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Growth and Income Strategy Portfolio (continued)
Underlying Funds	Market Value 12/31/2015	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 12/31/2016	Dividend Income	Capital Gain Distributions
Goldman Sachs Large Cap Value Insights Fund	$75,257	$45,392	$(33,281)	$3,245	$7,301	$97,914	$1,375	$—
Goldman Sachs Local Emerging Markets Debt Fund	—	49,503	(29,324)	(302)	(1,472)	18,405	1,168	—
Goldman Sachs Managed Futures Strategy Fund	31,843	11,681	(8,308)	539	(913)	34,842	38	—
Goldman Sachs Real Estate Securities Fund	11,482	3,387	(3,273)	2,170	(2,708)	11,058	257	965
Goldman Sachs Small Cap Equity Insights Fund	5,190	24,433	(11,835)	934	2,834	21,556	129	—
Goldman Sachs Strategic Growth Fund	56,714	13,294	(43,686)	156	(513)	25,965	181	737
Goldman Sachs Strategic Income Fund	46,002	7,551	(9,898)	(70)	172	43,757	1,031	—
Total	$930,396	$607,030	$(689,754)	$33,067	$5,741	$886,480	$14,096	$2,231

Growth Strategy Portfolio
Underlying Funds	Market Value 12/31/2015	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 12/31/2016	Dividend Income	Capital Gain Distributions
Goldman Sachs Core Fixed Income Fund	$15,854	$21,631	$(18,509)	$(7)	$213	$19,182	$122	$—
Goldman Sachs Dynamic Allocation Fund	101,199	17,728	(19,789)	380	6,180	105,698	—	—
Goldman Sachs Emerging Markets Debt Fund	—	20,946	(12,370)	(44)	(289)	8,243	295	—
Goldman Sachs Emerging Markets Equity Insights Fund	28,542	81,475	(24,604)	2,935	1,834	90,182	1,172	—
Goldman Sachs Focused International Equity Fund	—	49,088	(12,923)	(247)	(1,746)	34,172	1,053	—
Goldman Sachs Global Income Fund	54,415	21,648	(61,836)	(1,172)	2,344	15,399	224	66
Goldman Sachs High Yield Fund	—	40,880	(31,061)	313	124	10,256	261	—
Goldman Sachs International Equity Insights Fund	171,494	38,134	(110,146)	11,091	(7,496)	103,077	2,498	—
Goldman Sachs International Real Estate Securities Fund	13,042	3,009	(2,661)	61	(815)	12,636	582	—
Goldman Sachs International Small Cap Insights Fund	19,732	2,935	(3,837)	1,717	(1,741)	18,806	505	—

75

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Notes to Financial Statements (continued)

December 31, 2016

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Growth Strategy Portfolio (continued)
Underlying Funds	Market Value 12/31/2015	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 12/31/2016	Dividend Income	Capital Gain Distributions
Goldman Sachs Large Cap Growth Insights Fund	$143,303	$26,451	$(100,892)	$22,170	$(15,638)	$75,394	$563	$—
Goldman Sachs Large Cap Value Fund	40,267	18,835	(14,010)	2,304	1,653	49,049	989	—
Goldman Sachs Large Cap Value Insights Fund	93,945	40,894	(33,330)	10,977	1,748	114,234	1,642	—
Goldman Sachs Local Emerging Markets Debt Fund	—	21,195	(11,700)	(472)	(674)	8,349	356	—
Goldman Sachs Managed Futures Strategy Fund	27,694	10,861	(7,430)	480	(807)	30,798	33	—
Goldman Sachs Real Estate Securities Fund	13,307	4,061	(3,689)	903	(1,556)	13,026	299	1,140
Goldman Sachs Small Cap Equity Insights Fund	8,701	24,236	(11,283)	1,364	3,482	26,500	157	—
Goldman Sachs Strategic Growth Fund	61,426	12,999	(41,790)	363	(885)	32,113	221	914
Goldman Sachs Strategic Income Fund	20,007	3,700	(4,416)	(8)	52	19,335	449	—
Total	$812,928	$460,706	$(526,276)	$53,108	$(14,017)	$786,449	$11,421	$2,120

Satellite Strategies Portfolio
Underlying Funds	Market Value 12/31/2015	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 12/31/2016	Dividend Income	Capital Gain Distributions
Goldman Sachs Commodity Strategy Fund	$44,717	$11,792	$(21,414)	$(18,676)	$23,233	$39,652	$337	$—
Goldman Sachs Emerging Markets Debt Fund	72,276	47,112	(44,856)	2,408	1,388	78,328	4,474	—
Goldman Sachs Emerging Markets Equity Fund	41,835	6,500	(17,684)	391	1,528	32,570	354	—
Goldman Sachs Emerging Markets Equity Insights Fund	51,008	8,045	(22,778)	(2,526)	7,228	40,977	544	—
Goldman Sachs High Yield Floating Rate Fund	115,653	8,656	(31,498)	(1,343)	5,210	96,678	4,535	—
Goldman Sachs High Yield Fund	128,044	11,936	(64,243)	(8,761)	15,307	82,283	5,076	—
Goldman Sachs International Real Estate Securities Fund	137,763	26,453	(45,275)	(2,151)	(5,036)	111,754	5,353	—
Goldman Sachs International Small Cap Fund	55,236	125	(46,084)	(163)	(9,114)	—	125	—

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Satellite Strategies Portfolio (continued)
Underlying Funds	Market Value 12/31/2015	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 12/31/2016	Dividend Income	Capital Gain Distributions
Goldman Sachs International Small Cap Insights Fund	$83,537	$62,007	$(42,808)	$2,301	$5,696	$110,733	$3,033	$—
Goldman Sachs Local Emerging Markets Debt Fund	45,901	6,089	(17,947)	(6,056)	9,050	37,037	790	—
Goldman Sachs Real Estate Securities Fund	140,568	32,194	(52,036)	5,389	(10,831)	115,284	2,484	10,440
Total	$916,538	$220,909	$(406,623)	$(29,187)	$43,659	$745,296	$27,105	$10,440

*	Includes reinvestment of distributions.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2016 were:

Portfolio	Purchases	Sales
Balanced Strategy	$351,599,898	$340,733,389
Equity Growth Strategy	128,390,104	162,095,778
Growth and Income Strategy	607,029,323	689,753,718
Growth Strategy	460,706,525	526,275,625
Satellite Strategies	178,486,136	361,528,525

6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

	Balanced Strategy	Equity Growth Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies
Distribution paid from:
Ordinary income	$5,601,817	$3,711,395	$9,968,032	$7,342,840	$27,357,501
Net long-term capital gains	—	—	—	—	—
Total taxable distributions	$5,601,817	$3,711,395	$9,968,032	$7,342,840	$27,357,501
Tax return of capital	$—	$—	$—	$—	$347,600

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Notes to Financial Statements (continued)

December 31, 2016

6. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

	Balanced Strategy	Equity Growth Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies
Distribution paid from:
Ordinary income	$15,545,710	$3,177,452	$33,051,133	$12,639,799	$28,454,321
Tax return of capital	$7,707,717	$—	$—	$—	$—

As of December 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

	Balanced Strategy	Equity Growth Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies
Undistributed ordinary income — net	$172,339	$76,342	$84,866	$157,093	$—
Undistributed long-term capital gains	—	—	—	—	—
Total undistributed earnings	$172,339	$76,342	$84,866	$157,093	$—
Capital loss carryforwards:(1)
Expiring 2017	$—	$(109,415,161)	$(357,560,631)	$(372,899,651)	$—
Expiring 2018	(3,815,061)	(76,608,179)	(187,607,636)	(181,275,105)	(853,855)
Perpetual Long-Term	—	—	—	—	(42,176,721)
Total capital loss carryforwards	$(3,815,061)	$(186,023,340)	$(545,168,267)	$(554,174,756)	$(43,030,576)
Unrealized gains (losses) — net	(21,672,662)	7,344,880	(19,918,444)	(341,448)	(10,033,869)
Total accumulated earnings (losses) net	$(25,315,384)	$(178,602,118)	$(565,001,845)	$(554,359,111)	$(53,064,445)

(1)	Expiration occurs on December 31 of the year indicated. The Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy and Growth Strategy Portfolios utilized $6,326,981, $29,159,083, $32,591,092 and $47,566,496, respectively, of capital losses in the current fiscal year. The Equity Growth and Growth Strategy Portfolios had capital loss carryforwards of $12,520,269 and $54,017,401, respectively, which expired in the current fiscal year.

As of December 31, 2016, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Balanced Strategy	Equity Growth Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies
Tax Cost	$500,914,276	$320,724,030	$906,398,137	$791,690,368	$755,329,739
Gross unrealized gain	5,217,439	22,920,264	20,396,414	27,247,078	68,090,245
Gross unrealized loss	(26,890,101)	(15,575,384)	(40,314,858)	(27,588,526)	(78,124,114)
Net unrealized gains (losses) on securities	$(21,672,662)	$7,344,880	$(19,918,444)	$(341,448)	$(10,033,869)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of underlying fund investments.

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6. TAX INFORMATION (continued)

In order to present certain components of the Portfolios’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Portfolios’ accounts. These reclassifications have no impact on the net asset value of the Portfolios’ and result primarily from expired capital loss carryforwards and differences in the tax treatment of underlying fund investments.

Portfolio	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Balanced Strategy	$210	$(547,671)	$547,461
Equity Growth Strategy	(12,520,269)	12,450,022	70,247
Growth and Income Strategy	—	(548,916)	548,916
Growth Strategy	(54,017,401)	53,825,868	191,533
Satellite Strategies		(1,583,947)	1,583,947

GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. OTHER RISKS

The Portfolios’ risks include, but are not limited to, the following:

Investments in the Underlying Funds — The investments of a Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. A Portfolio is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. A Portfolio that has a relative concentration of its portfolio in a single Underlying Fund may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments.

Large Shareholder Transactions Risk — A Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Portfolio or an Underlying Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Portfolio or an Underlying Fund. Such large shareholder redemptions may cause a Portfolio or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s or the Underlying Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the expense ratio of the Portfolio or the Underlying Fund. Similarly, large Portfolio or Underlying Fund share purchases may adversely affect a Portfolio’s or an Underlying Fund’s performance to the extent that the Portfolio or the Underlying Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

The Portfolios may be indirectly exposed to the following risks through their investments in the Underlying Funds. For more information regarding the risks of an Underlying Fund, please see the Underlying Fund’s shareholder report.

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Notes to Financial Statements (continued)

December 31, 2016

7. OTHER RISKS (continued)

Derivatives Risk — The Underlying Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Underlying Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the Underlying Funds’ assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Portfolio invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Portfolio has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Portfolios also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Liquidity Risk — A Portfolio may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, a Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which a Portfolio has unsettled or open transactions defaults.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

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9. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Notes to Financial Statements (continued)

December 31, 2016

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Balanced Strategy Portfolio

	For the Fiscal Year Ended December 31, 2016		For the Fiscal Year Ended December 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,304,992	$13,770,277	1,345,309	$14,904,278
Reinvestment of distributions	137,043	1,356,933	679,687	7,264,620
Shares redeemed	(3,507,542)	(37,361,092)	(3,706,738)	(41,034,070)
	(2,065,507)	(22,233,882)	(1,681,742)	(18,865,172)
Class C Shares
Shares sold	385,990	4,076,638	556,471	6,110,029
Reinvestment of distributions	17,705	157,731	179,079	1,907,051
Shares redeemed	(1,197,111)	(12,685,410)	(1,334,753)	(14,769,934)
	(793,416)	(8,451,041)	(599,203)	(6,752,854)
Institutional Shares
Shares sold	10,147,524	108,227,941	6,772,216	74,954,706
Reinvestment of distributions	372,619	3,823,276	1,170,862	12,524,123
Shares redeemed	(6,585,129)	(69,890,047)	(8,467,707)	(94,040,907)
	3,935,014	42,161,170	(524,629)	(6,562,078)
Service Shares
Shares sold	3,381	35,124	18,980	209,103
Reinvestment of distributions	168	1,696	758	8,110
Shares redeemed	(20,210)	(206,451)	(52,460)	(566,938)
	(16,661)	(169,631)	(32,722)	(349,725)
Class IR Shares
Shares sold	111,987	1,176,013	48,053	530,292
Reinvestment of distributions	6,210	62,622	23,069	245,761
Shares redeemed	(111,022)	(1,171,660)	(83,694)	(926,159)
	7,175	66,975	(12,572)	(150,106)
Class R Shares
Shares sold	155,682	1,660,283	182,472	1,990,838
Reinvestment of distributions	4,880	48,518	22,552	239,467
Shares redeemed	(95,680)	(990,727)	(197,009)	(2,152,192)
	64,882	718,074	8,015	78,113
Class R6 Shares(a)
Shares sold	—	—	896	10,000
Reinvestment of distributions	14	150	44	463
Shares redeemed	—	—	—	—
	14	150	940	10,463
NET INCREASE (DECREASE)	1,131,501	$12,091,815	(2,841,913)	$(32,591,359)

(a)	Commenced operations on July 31, 2015.

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Equity Growth Strategy Portfolio				Growth and Income Strategy Portfolio
For the Fiscal Year Ended December 31, 2016		For the Fiscal Year Ended December 31, 2015		For the Fiscal Year Ended December 31, 2016		For the Fiscal Year Ended December 31, 2015
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

570,623	$8,318,394	676,655	$9,974,657	1,365,273	$16,166,069	1,768,260	$21,602,904
86,684	1,323,668	82,676	1,204,590	239,415	2,792,520	953,718	11,292,981
(1,825,945)	(26,736,792)	(1,703,707)	(25,116,148)	(6,101,239)	(72,491,545)	(7,104,902)	(86,365,538)
(1,168,638)	(17,094,730)	(944,376)	(13,936,901)	(4,496,551)	(53,532,956)	(4,382,924)	(53,469,653)

202,232	2,792,612	284,359	4,016,390	456,253	5,256,192	580,448	6,940,989
19,813	289,463	10,509	146,500	56,296	633,984	292,948	3,395,270
(1,135,691)	(15,834,867)	(1,224,982)	(17,302,688)	(2,831,028)	(32,844,634)	(2,579,627)	(31,019,966)
(913,646)	(12,752,792)	(930,114)	(13,139,798)	(2,318,479)	(26,954,458)	(1,706,231)	(20,683,707)

488,723	7,044,754	686,493	10,239,123	7,260,475	86,374,463	8,096,398	98,631,039
117,877	1,815,311	108,006	1,586,607	511,172	6,047,403	1,345,558	16,000,494
(916,564)	(13,784,924)	(1,688,667)	(25,135,152)	(7,281,211)	(86,086,481)	(7,374,741)	(90,550,667)
(309,964)	(4,924,859)	(894,168)	(13,309,422)	490,436	6,335,385	2,067,215	24,080,866

2,466	37,207	1,980	29,181	22,623	266,472	19,459	237,746
266	4,050	227	3,291	669	7,816	2,595	30,630
(11,914)	(173,518)	(5,553)	(80,960)	(35,261)	(418,442)	(50,731)	(622,650)
(9,182)	(132,261)	(3,346)	(48,488)	(11,969)	(144,154)	(28,677)	(354,274)

70,515	1,041,662	54,518	797,164	173,666	2,050,582	46,050	561,646
5,207	78,416	4,774	68,602	4,805	56,795	10,181	120,119
(69,690)	(1,001,202)	(58,755)	(842,269)	(51,436)	(612,640)	(78,343)	(948,958)
6,032	118,876	537	23,497	127,035	1,494,737	(22,112)	(267,193)

65,279	956,171	20,939	308,444	91,561	1,063,116	62,558	755,003
1,455	22,087	740	10,730	1,597	18,665	5,640	66,335
(56,858)	(842,043)	(60,296)	(889,266)	(74,830)	(892,323)	(69,141)	(843,828)
9,876	136,215	(38,617)	(570,092)	18,328	189,458	(943)	(22,490)

—	—	650	10,000	—	—	806	10,005
11	159	9	134	12	140	28	326
—	—	—	—	—	—	(1)	(5)
11	159	659	10,134	12	140	833	10,326
(2,385,511)	$(34,649,392)	(2,809,425)	$(40,971,070)	(6,191,188)	$(72,611,848)	(4,072,839)	$(50,706,125)

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Notes to Financial Statements (continued)

December 31, 2016

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Growth Strategy Portfolio

	For the Fiscal Year Ended December 31, 2016		For the Fiscal Year Ended December 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,150,609	$14,703,864	1,511,876	$19,926,822
Reinvestment of distributions	194,046	2,600,263	386,955	4,964,638
Shares redeemed	(5,363,707)	(69,349,359)	(5,237,451)	(68,894,549)
	(4,019,052)	(52,045,232)	(3,338,620)	(44,003,089)
Class C Shares
Shares sold	387,445	4,902,656	548,668	7,149,402
Reinvestment of distributions	12,122	162,306	79,160	1,013,242
Shares redeemed	(2,363,647)	(30,366,375)	(2,637,119)	(34,481,265)
	(1,964,080)	(25,301,413)	(2,009,291)	(26,318,621)
Institutional Shares
Shares sold	4,285,762	56,142,009	6,147,217	79,984,554
Reinvestment of distributions	318,476	4,264,396	462,758	5,927,936
Shares redeemed	(3,435,572)	(44,292,820)	(3,465,050)	(45,715,102)
	1,168,666	16,113,585	3,144,925	40,197,388
Service Shares
Shares sold	22,477	283,463	30,816	406,731
Reinvestment of distributions	307	4,099	534	6,830
Shares redeemed	(23,697)	(304,647)	(57,719)	(752,000)
	(913)	(17,085)	(26,369)	(338,439)
Class IR Shares
Shares sold	91,395	1,177,569	56,747	740,404
Reinvestment of distributions	3,908	51,626	6,138	77,652
Shares redeemed	(94,057)	(1,191,165)	(87,431)	(1,117,848)
	1,246	38,030	(24,546)	(299,792)
Class R Shares
Shares sold	93,988	1,160,579	55,152	709,805
Reinvestment of distributions	1,262	16,524	2,235	28,023
Shares redeemed	(87,493)	(1,115,834)	(65,230)	(842,319)
	7,757	61,269	(7,843)	(104,491)
Class R6 Shares(a)
Shares sold	—	—	745	10,005
Reinvestment of distributions	10	137	15	193
Shares redeemed	—	—	(1)	(5)
	10	137	759	10,193
NET DECREASE	(4,806,366)	$(61,150,709)	(2,260,985)	$(30,856,851)

(a)	Commenced operations on July 31, 2015.

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10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Satellite Strategies Portfolio

	For the Fiscal Year Ended December 31, 2016		For the Fiscal Year Ended December 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,455,140	$11,045,563	3,053,112	$24,160,171
Reinvestment of distributions	377,839	2,903,993	416,665	3,217,214
Shares redeemed	(6,662,149)	(50,979,543)	(10,046,496)	(79,422,300)
	(4,829,170)	(37,029,987)	(6,576,719)	(52,044,915)
Class C Shares
Shares sold	174,372	1,322,001	473,325	3,696,702
Reinvestment of distributions	155,698	1,186,774	144,352	1,108,594
Shares redeemed	(2,562,350)	(19,337,931)	(4,416,585)	(34,528,139)
	(2,232,280)	(16,829,156)	(3,798,908)	(29,722,843)
Institutional Shares
Shares sold	13,139,193	100,348,717	16,547,453	130,796,353
Reinvestment of distributions	2,162,310	16,589,842	2,074,866	15,974,611
Shares redeemed	(36,608,793)	(277,861,660)	(36,331,336)	(285,068,382)
	(21,307,290)	(160,923,101)	(17,709,017)	(138,297,418)
Service Shares
Shares sold	5,394	40,928	91,527	720,762
Reinvestment of distributions	782	5,995	636	4,902
Shares redeemed	(85,614)	(636,161)	(1,755,150)	(14,049,930)
	(79,438)	(589,238)	(1,662,987)	(13,324,266)
Class IR Shares
Shares sold	2,466,382	18,843,524	2,415,950	19,126,605
Reinvestment of distributions	282,060	2,162,105	272,144	2,096,195
Shares redeemed	(4,131,549)	(31,588,948)	(4,524,440)	(35,516,369)
	(1,383,107)	(10,583,319)	(1,836,346)	(14,293,569)
Class R Shares
Shares sold	68,607	512,208	52,342	412,303
Reinvestment of distributions	10,387	79,387	8,789	67,419
Shares redeemed	(132,999)	(1,003,830)	(85,496)	(672,855)
	(54,005)	(412,235)	(24,365)	(193,133)
Class R6 Shares(a)
Shares sold	4,543,035	35,084,600	1,265	10,000
Reinvestment of distributions	77,800	591,317	20	152
Shares redeemed	(190,793)	(1,467,630)	—	—
	4,430,042	34,208,287	1,285	10,152
NET DECREASE	(25,455,248)	$(192,158,749)	(31,607,057)	$(247,865,992)

(a)	Commenced operations on July 31, 2015.

85

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of the

Goldman Sachs Fund of Funds Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Balanced Strategy Portfolio, the Goldman Sachs Equity Growth Strategy Portfolio, the Goldman Sachs Growth and Income Strategy Portfolio, the Goldman Sachs Growth Strategy Portfolio, and the Goldman Sachs Satellite Strategies Portfolio (collectively the “Fund of Funds Portfolios”), portfolios of the Goldman Sachs Trust, as of December 31, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund of Funds Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the brokers and the transfer agent of the underlying funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 24, 2017

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Portfolio Expenses —Six Month Period Ended December 31, 2016 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR, Class R or Class R6 Shares of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR, Class R or Class R6 Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016, which represents a period of 184 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Balanced Strategy Portfolio			Equity Growth Strategy Portfolio			Growth and Income Strategy Portfolio
Share Class	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid for the 6 months ended 12/31/16*	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid for the 6 months ended 12/31/16*	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid for the 6 months ended 12/31/16*
Class A
Actual	$1,000.00	$1,025.70	$3.00	$1,000.00	$1,064.60	$3.06	$1,000.00	$1,041.50	$3.03
Hypothetical 5% return	1,000.00	1,022.17	3.00	1,000.00	1,022.17	3.00	1,000.00	1,022.17	3.00
Class C
Actual	1,000.00	1,022.70	6.81	1,000.00	1,060.50	6.94	1,000.00	1,036.90	6.86
Hypothetical 5% return	1,000.00	1,018.40	6.80	1,000.00	1,018.40	6.80	1,000.00	1,018.40	6.80
Institutional
Actual	1,000.00	1,027.90	0.97	1,000.00	1,066.20	0.99	1,000.00	1,043.60	0.98
Hypothetical 5% return	1,000.00	1,024.18	0.97	1,000.00	1,024.18	0.97	1,000.00	1,024.18	0.97
Service
Actual	1,000.00	1,024.90	3.51	1,000.00	1,063.90	3.58	1,000.00	1,041.00	3.54
Hypothetical 5% return	1,000.00	1,021.67	3.51	1,000.00	1,021.67	3.51	1,000.00	1,021.67	3.51
Class IR
Actual	1,000.00	1,027.20	1.73	1,000.00	1,065.60	1.77	1,000.00	1,043.10	1.75
Hypothetical 5% return	1,000.00	1,023.43	1.73	1,000.00	1,023.43	1.73	1,000.00	1,023.43	1.73
Class R
Actual	1,000.00	1,024.60	4.27	1,000.00	1,062.80	4.36	1,000.00	1,040.50	4.31
Hypothetical 5% return	1,000.00	1,020.91	4.27	1,000.00	1,020.91	4.27	1,000.00	1,020.91	4.27
Class R6
Actual	1,000.00	1,027.90	0.92	1,000.00	1,066.30	0.99	1,000.00	1,043.60	1.03
Hypothetical 5% return	1,000.00	1,024.23	0.92	1,000.00	1,024.18	0.97	1,000.00	1,024.13	1.02

87

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

	Growth Strategy Portfolio			Satellite Strategies Portfolio
Share Class	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid for the 6 months ended 12/31/16*	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid for the 6 months ended 12/31/16*
Class A
Actual	$1,000.00	$1,056.50	$3.05	$1,000.00	$1,009.10	$2.88
Hypothetical 5% return	1,000.00	1,022.17	3.00	1,000.00	1,022.27	2.90
Class C
Actual	1,000.00	1,052.50	6.91	1,000.00	1,005.10	6.65
Hypothetical 5% return	1,000.00	1,018.40	6.80	1,000.00	1,018.50	6.70
Institutional
Actual	1,000.00	1,058.60	0.98	1,000.00	1,010.10	0.86
Hypothetical 5% return	1,000.00	1,024.18	0.97	1,000.00	1,024.28	0.87
Service
Actual	1,000.00	1,056.10	3.57	1,000.00	1,008.60	3.38
Hypothetical 5% return	1,000.00	1,021.67	3.51	1,000.00	1,021.77	3.40
Class IR
Actual	1,000.00	1,057.90	1.76	1,000.00	1,009.20	1.62
Hypothetical 5% return	1,000.00	1,023.43	1.73	1,000.00	1,023.53	1.63
Class R
Actual	1,000.00	1,055.00	4.34	1,000.00	1,007.90	4.14
Hypothetical 5% return	1,000.00	1,020.91	4.27	1,000.00	1,021.01	4.17
Class R6
Actual	1,000.00	1,058.60	1.03	1,000.00	1,011.50	0.76
Hypothetical 5% return	1,000.00	1,024.13	1.02	1,000.00	1,024.38	0.76

*	Expenses for each share class are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6
Balanced Strategy	0.59	1.34	0.19	0.69	0.34	0.84	0.18
Equity Growth Strategy	0.59	1.34	0.19	0.69	0.34	0.84	0.19
Growth and Income Strategy	0.59	1.34	0.19	0.69	0.34	0.84	0.20
Growth Strategy	0.59	1.34	0.19	0.69	0.34	0.84	0.20
Satellite Strategies	0.57	1.32	0.17	0.67	0.32	0.82	0.15

88

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 74	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				142	None
Kathryn A. Cassidy Age: 62	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Diana M. Daniels Age: 67	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Herbert J. Markley Age: 66	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Jessica Palmer Age: 67	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

89

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 56	Trustee	Since 2013	Mr. Templin is retired. He recently served as Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Gregory G. Weaver Age: 65	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	Verizon Communications Inc.

90

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 54	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	140	None
Alan A. Shuch Age: 67	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2016. Alan A. Shuch served as Trustee until his retirement from the Board on December 31, 2016.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2016, Goldman Sachs Trust consisted of 92 portfolios (89 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 15 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolios’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

91

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 39	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolios’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2016.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Fund of Funds Portfolios — Tax Information (Unaudited)

For the year ended December 31, 2016, 15.90%, 57.27%, 28.44%, and 49.46% of the dividends paid from net investment company taxable income by the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, and Growth Strategy Portfolios, respectively, qualify for the dividends received deduction available to corporations.

For the 2016 tax year, each Portfolio has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy, and Satellite Strategies Portfolios from sources within foreign countries and possessions of the United States was $0.0416, $0.1375, $0.0686, $0.0933, and $0.0890 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy, and Satellite Strategies portfolios during the year from foreign sources was 22.20%, 48.26%, 32.62%, 44.12%, and 26.77%, respectively. The total amount of taxes paid by the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy, and Satellite Strategies Portfolios to such countries was $0.0032, $0.0149, $0.0062, $0.0097, and $0.0077 per share, respectively.

For the year ended December 31, 2016, 30.99%, 100%, 62.64%, 100%, and 18.61% of the dividends paid from net investment company taxable income by the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy, and Satellite Strategies Portfolios, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

92

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.17 trillion in assets under supervision as of December 31, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3,4]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund[5]
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Fixed Income Macro Strategies Fund

Fundamental Equity

∎	Growth and Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Focused Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Growth Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Dynamic U.S. Equity Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund[6]
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Dynamic Allocation Fund
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund[7]
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[5]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[6]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[7]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.
*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

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The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Portfolios’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Portfolios’ first and third fiscal quarters. When available, the Portfolios’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of December 31, 2016 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

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© 2017 Goldman Sachs. All rights reserved. 82310-TMPL-1/2017 FFAR-17/57.5K

Goldman Sachs Funds

Annual Report	December 31, 2016

Global Infrastructure Fund

Goldman Sachs Global Infrastructure Fund

Portfolio Management Discussion and Performance Summary	1

Schedule of Investments	11

Financial Statements	13

Financial Highlights	16

Notes to Financial Statements	18

Report of Independent Registered Accounting Firm	26

Other Information	27

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Global Infrastructure Fund

Investment Objective

The Goldman Sachs Global Infrastructure Fund (“the Fund”) seeks total return comprised of long-term growth of capital and income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Infrastructure Team discusses the Goldman Sachs Global Infrastructure Fund’s (the “Fund”) performance and positioning for the period since inception on June 27, 2016 through December 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated cumulative total returns, without sales charges, of 0.69%, 0.30%, 0.89%, 0.82%, 0.56% and 0.91%, respectively. These returns compare to the 2.72% cumulative total return of the Dow Jones Brookfield Global Infrastructure Index (the “Index”). The Index is intended to measure all sectors of the infrastructure market.[1]

Q	What economic and market factors most influenced global infrastructure companies during the Reporting Period?

A	During July 2016, shortly after the Reporting Period began, the global infrastructure market recorded a modest gain. The best performing markets were Japan and Australia, while the worst performing markets were the U.K. and Canada. Overall, global equities were buoyed by rebounding risk appetite and expectations of easier monetary policy following the U.K.’s referendum decision in late June 2016 to leave the European Union, popularly known as Brexit. Market concerns were somewhat assuaged by dovish remarks by Bank of England (“BoE”) Governor Mark Carney, who said “some monetary policy easing will likely be required over the summer.” (Dovish remarks tend to suggest lower interest rates; opposite of hawkish.) However, the BoE kept U.K. policy rates steady at 0.5% in July 2016, leading the markets to significantly price in a rate cut for August 2016. Also in July 2016, as the markets anticipated, the European Central Bank (“ECB”) left its policy rates and asset purchase program unchanged, hinting it would reassess the outlook in September 2016. In the U.S., Federal Reserve (“Fed”) minutes were somewhat hawkish, but second quarter Gross Domestic Product (“GDP”) growth was weaker than expected at an annualized rate of 1.2%, and the markets began pricing in no rate hike until 2017. The Bank of Japan (“BoJ”), meanwhile, fell short of market expectations with the announcement of an equity purchase program and the lack of key monetary measures, such as an interest rate cut or increased government bond purchases.

In August 2016, the global infrastructure market declined slightly. The worst performing markets were Australia and the U.K., while the best performing markets were China and France. In the wake of the Brexit vote, the BoE cut U.K. policy rates by 25 basis points after leaving them unchanged for more than seven years. (A basis point is 1/100th of a percentage point.) The action was accompanied by an extension of 60 billion British pounds to the BoE’s quantitative easing program and up to 10 billion British pounds in planned purchases of U.K. corporate bonds. The large stimulus was intended to help the U.K. economy navigate a post-Brexit environment. In the Eurozone, the Composite Purchasing Managers’ Index rose to 53.3 during August 2016, reaching its highest level in the calendar year-to-date and indicating little sign of a Brexit-induced slowdown. However, investor concerns about potential Fed rate hikes intensified after the U.S. employment report surprised to the upside for the second consecutive month, with 255,000 new jobs added in July 2016 after 287,000 were added in June 2016. Investors’ fears were exacerbated by Fed Chair Janet Yellen’s speech at Jackson Hole during August 2016, which highlighted the strengthened case for a rate hike, as well as by other hawkish Fed comments.

The global infrastructure market generated positive returns in September 2016. The best performing markets were Canada and Japan, while the worst performing markets were China

[1]	Source: Dow Jones. The Index includes companies domiciled globally that qualify as “pure-play” infrastructure companies—companies whose primary business is the ownership and operation of infrastructure assets, activities that generally generate long-term stable cash flows. It includes master limited partnerships (MLPs) in addition to other equity securities.

1

PORTFOLIO RESULTS

and Australia. Overall, global equities fell on the ECB’s lack of commitment to extend monetary easing beyond March 2017. However, there was a subsequent rebound following Fed and BoJ decisions, which markets viewed as generally benign—the Fed left rates unchanged, while the BoJ introduced a 0% target for its 10-year government bond yield to exercise “yield curve control.” (Yield curve indicates a spectrum of maturities.)

In October 2016, the global infrastructure market retreated. The worst performing markets were the U.K. and Australia, while the best performing markets were Hong Kong and Japan. A combination of hawkish Fed commentary and improving U.S. economic data increased market expectations of a December 2016 interest rate hike and a stronger U.S. dollar. Third quarter 2016 U.S. GDP growth increased by an annualized rate of 3.5%, above consensus expectations and the strongest growth rate in two years. Meanwhile, ECB minutes stressed a commitment to continued monthly bond-buying of 80 billion euros through at least March 2017, helping to dispel concerns about potential tapering. At its October 2016 meeting, as expected by the markets, the ECB left policy rates unchanged and made no change to its asset purchase program. Japanese equities enjoyed strong performance owing to weakness of the Japanese yen, as BoJ governor Kuroda stated there was room for further easing if necessary to achieve the 2% inflation target. However, Japanese equity performance was muted in U.S. dollars terms due to the depreciation of the Japanese yen versus the U.S. dollar.

In November 2016, the global infrastructure market declined. The worst performing markets were the U.K. and Australia, while the best performing markets were Japan and Hong Kong. In a surprise U.S. presidential election outcome, Republican candidate Donald Trump claimed victory and the Republican Party secured both houses of Congress. Market reaction to the outcome was also unexpected, with equities quickly reversing a short-lived selloff and extending a rally as investors began to anticipate the potentially pro-growth effect of a Trump Administration’s fiscal stimulus plan. U.S. interest rates rose and the U.S. dollar strengthened on prospects of fiscal easing and increased market expectations of a December 2016 interest rate hike following Fed Chair Yellen’s hawkish testimony to Congress. The Japanese yen depreciated against the U.S. dollar, providing a strong tailwind for Japanese equity performance, but hurting performance in U.S. dollar terms. European political developments dominated headlines, with concerns about anti-establishment parties gaining traction in upcoming elections following Brexit and the U.S. election results.

During December 2016, the global infrastructure market posted solidly positive returns. The top performing markets were France and Italy, while only one market—Hong Kong—generated negative returns. Global equities rallied strongly during an eventful December, which included the resignation of Prime Minister Renzi after Italian voters voted “no” on its Constitutional reform referendum, the Fed’s 0.25% interest rate hike and the ECB’s decision to slow the monthly pace of its quantitative easing measures while extending the program.

For the Reporting Period overall, the global infrastructure market, as measured by the Index, generated a cumulative total return of 2.72%. The top performing markets during the Reporting Period were Japan and France, while the worst performing markets were the U.K. and Australia. Regulated infrastructure companies, such as diversified utilities companies, were hurt by the increase in global interest rates near the end of the Reporting Period. As for energy master limited partnerships (“MLPs”), the risk perceived by the market from fluctuations in crude oil prices decreased during the Reporting Period, largely because of initiatives taken by MLPs to strengthen their balance sheets. These initiatives included dividend/distribution cuts, equity issuance and capital spending reductions.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Index during the Reporting Period. Security selection in the energy sector and, to a lesser extent, the transportation and communication sectors detracted from relative returns. Within utilities, security selection in the diversified utilities sub-sector hampered relative performance, though these results were largely offset by security selection among gas utilities. Among countries, security selection in Spain and Canada hurt returns. An underweight in Canada also detracted, as the Canadian stock market performed strongly during the Reporting Period. On the positive side, the Fund was helped by security selection in Hong Kong. Its overweight in the energy sector and in U.S. stocks, both of which posted strong gains, also bolstered returns. In addition, the Fund benefited from its holdings of cash and cash equivalents as we sought to invest the portfolio throughout the Reporting Period.

2

PORTFOLIO RESULTS

Q	What individual holdings detracted most from the Fund’s relative performance during the Reporting Period?

A	The top detractors from the Fund’s relative returns during the Reporting Period were Kinder Morgan, a U.S.-based energy infrastructure company that owns and controls oil and gas pipelines and terminals; Spectra Energy, a U.S.-based provider of natural gas transportation and storage; and Pembina Pipeline, a Canada-based owner and operator of pipelines.

Leading detractor Kinder Morgan was hurt by volatile commodity prices during the Reporting Period. However, at the end of the Reporting Period, we were encouraged by the Canadian government’s recent approval of the Transmountain Pipeline, a $5.5 billion growth project for Kinder Morgan that, in our view, should deliver strong cash flow growth beginning in 2019. We also believed that Kinder Morgan’s share price could potentially increase in the near term should its balance sheet improve and a number of its growth capital projects come online. At the end of the Reporting Period, the Fund maintained an overweight position in Kinder Morgan.

During the Reporting Period, the Fund was hampered by its underweight in Spectra Energy. The underweight position was predicated on our view that the company’s growth prospects were not robust enough to support its expensive valuation. During the Reporting Period, Enbridge, a Canada-based energy delivery company, announced it would acquire Spectra Energy in an all-stock deal valued at $28 billion. The transaction, which was well received by the markets, drove up Spectra Energy’s stock price. At the end of the Reporting Period, we had a positive view on the combination of Spectra Energy and Enbridge due to their complementary and diversified asset base as well as balance sheet strength. Because of the appreciation in Spectra Energy’s stock price, the Fund held an overweight position in Spectra Energy at the end of the Reporting Period.

As oil prices increased, the Fund’s investment in Pembina Pipeline generated positive returns. However, the Fund was underweight the stock, and, therefore, the holding detracted from relative performance during the Reporting Period. The Fund maintained an underweight position in Pembina Pipeline at the end of the Reporting Period.

Q	What individual holdings added most to the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, the leading positive contributors to the Fund’s relative returns were Targa Resources, a U.S.-based midstream[2] energy company; SemGroup, a U.S.-based provider of midstream services to independent producers and refiners of petroleum products; and Williams Companies, a U.S.-based owner and operator of midstream natural gas, natural liquids and olefins gathering and processing assets.

Targa Resources was a top Fund performer during the Reporting Period, driven in large part by the increase in crude oil prices that resulted from the Organization of the Petroleum Exporting Countries’ (“OPEC”) agreement to cut production by approximately 1.2 million barrels per day effective January 1, 2017. With a preeminent position in North America’s most economic crude oil basin, the Permian Basin, Targa Resources is well positioned, in our view, to capitalize on the production growth that could result from the increase in crude prices. At the end of the Reporting Period, we continued to view Targa Resources positively due to its quality of assets, strong geographic footprint and in particular, its exposure to crude oil and natural gas prices, which we believe could continue to strengthen as OPEC’s crude oil production cut takes effect. At the end of the Reporting Period, the Fund remained overweight in Targa Resources.

SemGroup was another key contributor to Fund results during the Reporting Period. Its shares traded higher following an announcement in September 2016 that the company would acquire all outstanding common units of its underlying MLP, Rose Rock Midstream, L.P. In our view, the transaction may increase earnings per share by decreasing SemGroup’s cost of capital through reduced incentive distribution rights. (Incentive distribution rights allow the general partner to receive an incrementally larger percentage of the MLP’s total distributions as the MLP grows the distribution past certain targets.) At the end of the Reporting Period, the Fund maintained an overweight position in SemGroup.

Williams Companies also contributed positively to Fund performance, driven primarily by its exposure to commodity

[2]	The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream business can include, but are not limited to, those that process, store, market and transport various energy commodities.

3

PORTFOLIO RESULTS

prices as well as by August 2016 rumors of takeover interest by Enterprise Products Partners L.P., a U.S-based natural gas and crude oil pipeline company. We consider Williams Companies a potential attractive takeover target and, at the end of the Reporting Period, remained positive on this high-yielding name as investors continued to search for income within the broader equities market. The Fund continued to hold an overweight position in Williams Companies at the end of the Reporting Period.

Q	Were there any notable purchases or sales during the Reporting Period?

A	Among the purchases initiated during the Reporting Period was a position in Cyrus One, a U.S.-based operator of data centers. As cloud-based technology gains momentum, enterprises and cloud service providers will be required, in our view, to lease additional space at data centers. We think CyrusOne will be one of the greatest beneficiaries of this continued demand growth. Additionally, we believe the strength of CyrusOne’s sales force and its customer penetration among Fortune 1000 companies are meaningful competitive advantages, and we are optimistic on the company’s opportunity to increasingly provide its services to small and mid-sized customers.

The Fund established a position in Italy-based ENAV, the principal provider of air traffic control over Italian airspace, which is a key transitory fly-over route for Europe. ENAV is a regulated revenue business, with its potential performance through fiscal year 2019 showing stable regulated growth, in our opinion. The company’s activities are oriented toward “mission critical” systems, where the focus is on safety and time-based reliability rather than on trying to squeeze revenue from aircraft transit fees.

Notable sales during the Reporting Period included Consolidated Edison, which outperformed, in our view, because of its stable earnings profile. We were comfortable with the U.S.-based electric and gas utility company’s regulated growth profile and in the earnings stability of its non-regulated businesses. However, we decided to sell the Fund’s position in the name and allocate capital to other companies that we believed had more compelling upside.

Another sale was Enbridge. As mentioned previously, Enbridge announced it would acquire Spectra Energy. After the announcement drove up Enbridge’s stock price, we sold the Fund’s position and allocated our capital to names we believed had greater risk/return opportunity.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives or similar instruments within its investment process during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making sector, subsector or country bets. We seek to outpace the Index by overweighting securities we expect to outperform and underweighting those that we think may lag. Consequently, changes in the Fund’s sector or country weights are generally the direct result of individual security selection and/or the appreciation or depreciation of particular Fund holdings. That said, during the Reporting Period, the Fund’s overweight relative to the Index in the energy sector and its underweight in the utilities sector increased. It moved from slightly underweight positions in the transportation industry and communication sectors to relatively neutral positions versus the Index. From a country perspective, compared to the Index, the Fund’s overweight in the U.S. and its underweight in Canada increased. It also moved from an underweight position to an overweight position in Italy during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight compared to Index in the energy sector and underweight in the utilities sector. It was relatively neutral versus the Index in the transportation and communication sectors. In geographic terms, the Fund was overweight the U.S. and underweight Canada and Spain at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, investor interest in global infrastructure securities was strong, and we believed it was likely to remain strong over the long run. Although higher interest rates had, in our view, led some investors to shift assets out of global infrastructure securities during the Reporting Period, we maintained our positive long-term outlook. Based on surveys of institutional investors, we think investors generally remain underinvested in global infrastructure securities, suggesting to us that there is room for growth as confidence in and understanding of the asset class matures. In the near term, we believe the focus for

4

PORTFOLIO RESULTS

economic stimulus is shifting toward fiscal spending, as central banks are stretching toward the limits of their easing ability. This “monetary-to-fiscal” theme is, in our opinion, a tailwind for global infrastructure securities, given that increased infrastructure spending in the U.S. and around the world would bode well for infrastructure developers and owners.

Overall, we believe low interest rates and modest economic growth provide a strong backdrop for the asset class. We believe the financing environment is accommodative; fundamentals with respect to supply and demand are healthy; and the investment attributes of global infrastructure securities continue to be viewed favorably, especially relative to fixed income. As a consequence, investor demand is likely, in our view, to increase, which could be supportive of valuations. Despite the more uncertain and volatile global macro-environment, we believe infrastructure companies hold unique positions in the global economy and have strong business models, which typically feature stable demand, high barriers to entry and regulated or contract-based businesses. We further believe the financing environment for global infrastructure companies is likely to continue to be accommodative, which is particularly important given the capital intensive nature of these businesses. In the near term, we believe diverging global central bank monetary policies and varying fundamentals at the sub-sector level may present compelling potential investment opportunities. We think global infrastructure securities can provide investors with attractive yields and lower volatility relative to the broader equity market. Compared to bonds, we believe they offer long-term growth potential, inflation hedging benefits and resiliency to interest rate fluctuations.

5

FUND BASICS

Global Infrastructure Fund

as of December 31, 2016

PERFORMANCE REVIEW
June 27, 2016–December 31, 2016	Fund Total Return (based on NAV)[1]	Dow Jones Brookfield Global Infrastructure Index[2]
Class A	0.69%	2.72%
Class C	0.30	2.72
Institutional	0.89	2.72
Class IR	0.82	2.72
Class R	0.56	2.72
Class R6	0.91	2.72

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Dow Jones Brookfield Global Infrastructure Index intends to measure the stock performance of “pure-play” infrastructure companies domiciled globally. The index covers all sectors of the infrastructure market. Components are required to have more than 70% of cash flows derived from infrastructure lines of business. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/16	Since Inception	Inception Date
Class A	-4.83%	6/27/16
Class C	-0.69	6/27/16
Institutional	0.89	6/27/16
Class IR	0.82	6/27/16
Class R	0.56	6/27/16
Class R6	0.91	6/27/16

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV (only if the performance period is one year or less). These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.39%	2.11%
Class C	2.14	2.86
Institutional	0.99	1.71
Class IR	1.14	1.86
Class R	1.64	2.36
Class R6	0.97	1.69

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least June 27, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

7

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/16[5]
Holding	% of Total Net Assets	Line of Business	Country
American Tower Corp.	6.7%	Equity Real Estate Investment Trusts (REITs)	United States
Spectra Energy Corp.	6.6	Oil, Gas & Consumable Fuels	United States
Kinder Morgan, Inc.	6.5	Oil, Gas & Consumable Fuels	United States
National Grid PLC	6.3	Multi-Utilities	United Kingdom
PG&E Corp.	5.2	Electric Utilities	United States
The Williams Cos., Inc.	4.4	Oil, Gas & Consumable Fuels	United States
TransCanada Corp.	3.8	Oil, Gas & Consumable Fuels	Canada
Targa Resources Corp.	3.0	Oil, Gas & Consumable Fuels	United States
Crown Castle International Corp.	2.9	Equity Real Estate Investment Trusts (REITs)	United States
Eversource Energy	2.9	Electric Utilities	United States

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

8

FUND BASICS

FUND VS. BENCH MARK SECTOR ALLOCATION[6]
As of December 31, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

9

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Performance Summary

December 31, 2016

The following graph shows the value, as of December 31, 2016, of a $1,000,000 investment made on June 27, 2016 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Dow Jones Brookfield Global Infrastructure Index (“the Index”) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Global Infrastructure Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from June 27, 2016 through December 31, 2016.

Cumulative Total Return through December 31, 2016	Since Inception
Class A (Commenced June 27, 2016)
Excluding sales charges	0.69%
Including sales charges	-4.83%

Class C (Commenced June 27, 2016)
Excluding contingent deferred sales charges	0.30%
Including contingent deferred sales charges	-0.69%

Institutional Class (Commenced June 27, 2016)	0.89%

Class IR (Commenced June 27, 2016)	0.82%

Class R (Commenced June 27, 2016)	0.56%

Class R6 (Commenced June 27, 2016)	0.91%

10

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Schedule of Investments

December 31, 2016

Shares	Description	Value
Common Stocks – 93.2%
Australia – 4.8%
4,135	APA Group (Gas Utilities)	$25,527
9,955	Macquarie Atlas Roads Group (Transportation Infrastructure)	36,224
11,036	Sydney Airport (Transportation Infrastructure)	47,636
4,962	Transurban Group (Transportation Infrastructure)	36,929

		146,316

Canada – 6.9%
1,854	Fortis, Inc. (Electric Utilities)	57,250
1,135	Pembina Pipeline Corp. (Oil, Gas & Consumable Fuels)	35,470
2,598	TransCanada Corp. (Oil, Gas & Consumable Fuels)	117,144

		209,864

France – 1.4%
641	Vinci SA (Construction & Engineering)	43,604

Hong Kong – 4.0%
50,000	Beijing Enterprises Water Group Ltd.* (Water Utilities)	33,093
22,000	China Gas Holdings Ltd. (Gas Utilities)	29,793
34,000	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	60,050

		122,936

Italy – 4.9%
3,438	Atlantia SpA (Transportation Infrastructure)	80,436
9,828	Enav SpA*(a) (Transportation Infrastructure)	33,915
7,845	Terna Rete Elettrica Nazionale SpA (Electric Utilities)	35,878

		150,229

Japan – 2.5%
400	East Japan Railway Co. (Road & Rail)	34,488
9,000	Tokyo Gas Co. Ltd. (Gas Utilities)	40,627

		75,115

Spain – 2.9%
2,602	Cellnex Telecom SA(a) (Diversified Telecommunication Services)	37,349
2,778	Red Electrica Corp. SA (Electric Utilities)	52,338

		89,687

United Kingdom – 7.2%
16,592	National Grid PLC (Multi-Utilities)	193,857
2,337	United Utilities Group PLC (Water Utilities)	25,904

		219,761

United States – 58.6%
1,941	American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	205,125
995	American Water Works Co., Inc. (Water Utilities)	71,998
2,304	Archrock Partners LP (Energy Equipment & Services)	36,956

Common Stocks – (continued)
United States – (continued)
840	Atmos Energy Corp. (Gas Utilities)	62,286
1,729	Cheniere Energy, Inc.* (Oil, Gas & Consumable Fuels)	71,633
1,017	Crown Castle International Corp. (Equity Real Estate Investment Trusts (REITs))	88,245
492	CyrusOne, Inc. (Equity Real Estate Investment Trusts (REITs))	22,007
388	Dominion Resources, Inc. (Multi-Utilities)	29,717
1,591	Eversource Energy (Electric Utilities)	87,871
9,536	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	197,491
2,612	PG&E Corp. (Electric Utilities)	158,731
2,701	Plains All American Pipeline LP (Oil, Gas & Consumable Fuels)	87,215
813	SBA Communications Corp. Class A* (Diversified Telecommunication Services)	83,950
1,285	SemGroup Corp. Class A (Oil, Gas & Consumable Fuels)	53,649
656	Sempra Energy (Multi-Utilities)	66,020
4,890	Spectra Energy Corp. (Oil, Gas & Consumable Fuels)	200,930
1,627	Targa Resources Corp. (Oil, Gas & Consumable Fuels)	91,226
4,342	The Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	135,210
550	WGL Holdings, Inc. (Gas Utilities)	41,954

		1,792,214

TOTAL COMMON STOCKS
(Cost $2,848,606)		$2,849,726

Shares	Distribution Rate	Value
Investment Company(b)(c) – 0.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
12,015	0.450%	$12,015
(Cost $12,015)

TOTAL INVESTMENTS – 93.6%
(Cost $2,860,621)		$2,861,741

OTHER ASSETS IN EXCESS OF LIABILITIES – 6.4%		195,737

NET ASSETS – 100.0%		$3,057,478

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Schedule of Investments (continued)

December 31, 2016

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $71,264, which represents approximately 2.3% of net assets as of December 31, 2016.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2016.
(c)	Represents an Affiliated fund.

Investment Abbreviations:
LP	—Limited Partnership
PLC	—Public Limited Company
REIT	—Real Estate Investment Trusts

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments of unaffiliated issuers, at value (cost $2,848,606)	$2,849,726
Investments of affiliated issuers, at value (cost $12,015)	12,015
Cash	45,687
Foreign currencies, at value (cost $9,605)	9,535
Deferred offering costs	142,199
Receivables:
Reimbursement from investment adviser	48,922
Dividends and interest	9,139
Foreign tax reclaims	323
Total assets	3,117,546

Liabilities:
Payables:
Management fees	2,311
Distribution and Service fees and Transfer Agency fees	177
Accrued expenses	57,580
Total liabilities	60,068

Net Assets:
Paid-in capital	3,085,839
Undistributed net investment income	21
Accumulated net realized loss	(29,401)
Net unrealized gain	1,019
NET ASSETS	$3,057,478
Net Assets:
Class A	$25,181
Class C	50,760
Institutional	2,905,953
Class IR	25,209
Class R	25,144
Class R6	25,231
Total Net Assets	$3,057,478
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	2,546
Class C	5,137
Institutional	293,776
Class IR	2,548
Class R	2,542
Class R6	2,551
Net asset value, offering and redemption price per share:(a)
Class A	$9.89
Class C	9.88
Institutional	9.89
Class IR	9.89
Class R	9.89
Class R6	9.89

(a)	Maximum public offering price per share for Class A Shares is 10.47. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Statement of Operations

For the Period Ended December 31, 2016(a)

Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $3,244)	$40,892
Dividends — affiliated issuers	47
Total investment income	40,939

Expenses:
Professional fees	86,620
Amortization of offering costs	83,178
Registration fees	31,098
Management fees	14,280
Trustee fees	12,561
Organization costs	12,000
Custody, accounting and administrative services	11,460
Printing and mailing costs	8,136
Transfer Agency fees(b)	718
Distribution and Service fees(b)	278
Other	8,029
Total expenses	268,358
Less — expense reductions	(252,248)
Net expenses	16,110
NET INVESTMENT INCOME	24,829

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	7,860
Foreign currency transactions	(6,634)
Net unrealized gain (loss) from:
Investments	1,120
Foreign currency translation	(101)
Net realized and unrealized gain	2,245
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,074

(a)	Commenced operations on June 27, 2016.
(b)	Class specific Distribution and Service and Transfer Agency fees were as follows:

Distribution and Service Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Class IR	Class R	Class R6
$33	$179	$66	$25	$34	$607	$25	$25	$2

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Statement of Changes in Net Assets

For the Period Ended December 31, 2016(a)

From operations:
Net investment income	$24,829
Net realized gain	1,226
Net unrealized gain	1,019
Net increase in net assets resulting from operations	27,074

Distributions to shareholders:
From net investment income
Class A Shares	(130)
Class C Shares	(104)
Institutional Shares	(19,157)
Class IR Shares	(152)
Class R Shares	(106)
Class R6 Shares	(169)
From net realized gains
Class A Shares	(299)
Class C Shares	(567)
Institutional Shares	(35,490)
Class IR Shares	(304)
Class R Shares	(293)
Class R6 Shares	(309)
From return of capital
Class A Shares	(25)
Class C Shares	(20)
Institutional Shares	(3,740)
Class IR Shares	(30)
Class R Shares	(21)
Class R6 Shares	(33)
Total distributions to shareholders	(60,949)

From share transactions:
Proceeds from sales of shares	3,030,465
Reinvestment of distributions	60,948
Cost of shares redeemed	(60)
Net increase in net assets resulting from share transactions	3,091,353
TOTAL INCREASE	3,057,478

Net assets:
Beginning of period	—
End of period	$3,057,478
Undistributed net investment income	$21

(a)	Commenced operations on June 27, 2016.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

		From investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions
FOR THE PERIOD ENDED DECEMBER 31,
2016 - A (Commenced on June 27, 2016)	$10.00	$0.06	$0.01		$0.07	$(0.05)	$(0.12)	$(0.01)	$(0.18)
2016 - C (Commenced on June 27, 2016)	10.00	0.02	0.01		0.03	(0.02)	(0.12)	(0.01)	(0.15)
2016 - Institutional (Commenced on June 27, 2016)	10.00	0.08	0.01		0.09	(0.07)	(0.12)	(0.01)	(0.20)
2016 - IR (Commenced on June 27, 2016)	10.00	0.08	—	(e)	0.08	(0.06)	(0.12)	(0.01)	(0.19)
2016 - R (Commenced on June 27, 2016)	10.00	0.05	0.01		0.06	(0.04)	(0.12)	(0.01)	(0.17)
2016 - R6 (Commenced on June 27, 2016)	10.00	0.09	—	(e)	0.09	(0.07)	(0.12)	(0.01)	(0.20)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Amount is less than $0.005.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income to average net assets(c)	Portfolio turnover rate(d)

$9.89	0.69%	$25	1.40%	15.63%	1.19%	59%
9.88	0.30	51	2.14	16.73	0.46	59
9.89	0.89	2,906	0.99	15.23	1.59	59
9.89	0.82	25	1.15	15.38	1.44	59
9.89	0.56	25	1.65	15.88	0.93	59
9.89	0.91	25	0.95	15.19	1.63	59

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Notes to Financial Statements

December 31, 2016

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Global Infrastructure Fund (the “Fund”) is a nondiversified portfolio and currently offers six classes of shares: Class A, Class C, Institutional, Class IR, Class R, and Class R6 Shares. The Fund commenced operations on June 27, 2016.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Class IR, Class R and Class R6 shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. The Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Offering and Organization Costs — Offering costs paid in connection with the initial offering of shares of the Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund were expensed on the first day of operations.

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly, and distributions from net capital gains, if any, are declared and paid annually.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

December 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2016:

GLOBAL INFRASTRUCTURE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$198,051	$—
Australia and Oceania	—	146,316	—
Europe	—	503,281	—
North America	2,002,078	—	—
Investment Company	12,015	—	—
Total	$2,014,093	$847,648	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedule of Investments.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets. For the period ended December 31, 2016, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate						Effective Net Management Rate^
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.90%	0.81%	0.77%	0.75%	0.74%	0.90%	0.90%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the period ended December 31, 2016, GSAM waived $24 of the Fund’s management fee.

B.  Distribution and Service Plans — The Trust, on behalf of the Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on the Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the period ended December 31, 2016 , Goldman Sachs did not retain any portion of the sales charges nor CDSC for this fund.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund are 0.054%. These Other Expense limitations will remain in place through at least June 27, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

December 31, 2016

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the period ended December 31, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
$24	$252,224	$252,248

F.  Other Transactions with Affiliates — For the period ended December 31, 2016 , Goldman Sachs earned $14 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund respectively.

The table below shows the transactions in and earnings from investments in the affiliated Underlying Fund for the period ended December 31, 2016:

Underlying Fund	Market Value 6/27/16	Purchases at Cost	Proceeds from Sales	Net Change in Unrealized Gain (Loss)	Market Value 12/31/16	Dividend Income
Goldman Sachs Financial Square Government Fund	$—	$2,980,164	$(2,968,149)	$—	$12,015	$47

As of December 31, 2016, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% of Class A, Institutional Class, Class IR, Class R, and Class R6, and 49% of Class C, respectively of the Fund.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended December 31, 2016, were $4,580,170 and $1,730,207, respectively.

6. TAX INFORMATION

The tax character of distributions paid for the period ended December 31, 2016 was $57,002 from ordinary income, $77 from net long-term capital gains and Tax return of capital $3,869, respectively.

As of December 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Timing differences (Qualified Late Year Loss Deferral/Certain REIT dividends)	$(22,472)
Unrealized gains (losses) — net	(5,889)
Total accumulated earnings (losses) net	$(28,361)

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

6. TAX INFORMATION (continued)

As of December 31, 2016, the Fund’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$2,867,529
Gross unrealized gain	115,707
Gross unrealized loss	(121,495)
Net unrealized gains (losses) on securities	$(5,788)
Net unrealized gain (loss) on other investments	(101)
Net unrealized gains (losses)	$(5,889)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales.

In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund’s and result primarily from certain non-deductible expenses, and differences in the tax treatment of foreign currency transactions.

Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
$(1,645)	$6,635	$(4,990)

GSAM has reviewed the Fund’s tax positions for all open tax years (the current year, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, it will subject the Fund, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Notes to Financial Statements (continued)

December 31, 2016

7. OTHER RISKS (continued)

Industry Concentration Risk — Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

9. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Period Ended December 31, 2016(a)
	Shares	Dollars

Class A Shares
Shares sold	2,502	$25,015
Reinvestment of distributions	45	454
Shares redeemed	(1)	(10)
	2,546	25,459
Class C Shares
Shares sold	5,068	50,409
Reinvestment of distributions	70	691
Shares redeemed	(1)	(10)
	5,137	51,090
Institutional Shares
Shares sold	287,969	2,880,011
Reinvestment of distributions	5,808	58,387
Shares redeemed	(1)	(10)
	293,776	2,938,388
Class IR Shares
Shares sold	2,501	25,010
Reinvestment of distributions	48	486
Shares redeemed	(1)	(10)
	2,548	25,486
Class R Shares
Shares sold	2,501	25,010
Reinvestment of distributions	42	420
Shares redeemed	(1)	(10)
	2,542	25,420
Class R6 Shares
Shares sold	2,501	25,010
Reinvestment of distributions	51	510
Shares redeemed	(1)	(10)
	2,551	25,510
NET INCREASE	309,100	$3,091,353

(a)	Commenced operations on June 27, 2016.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of the

Goldman Sachs Global Infrastructure Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Global Infrastructure Fund (the “Fund”), a fund of the Goldman Sachs Trust, as of December 31, 2016, and the results of its operations, the changes in its net assets, and the financial highlights for the period June 27, 2016 (commencement of operations) through December 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, transfer agent of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 24, 2017

26

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Fund Expenses — Period Ended December 31, 2016 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Class IR, Class R or Class R6 Shares of the Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Class IR, Class R and Class R6 Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016, which represents a period of 184 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Global Infrastructure Fund(a)
Share Class	Beginning Account Value 7/1/16	Ending Account Value 12/31/16		Expenses Paid for the 6 months ended 12/31/16*
Class A
Actual	$1,000.00	$958.00		$6.89
Hypothetical 5% return	1,000.00	1,018.10	+	7.10
Class C
Actual	1,000.00	954.40		10.51
Hypothetical 5% return	1,000.00	1,014.38	+	10.84
Institutional
Actual	1,000.00	960.00		4.88
Hypothetical 5% return	1,000.00	1,020.16	+	5.03
Class IR
Actual	1,000.00	959.30		5.66
Hypothetical 5% return	1,000.00	1,019.36	+	5.84
Class R
Actual	1,000.00	956.80		8.12
Hypothetical 5% return	1,000.00	1,016.84	+	8.36
Class R6
Actual	1,000.00	960.10		4.68
Hypothetical 5% return	1,000.00	1,020.36	+	4.82

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Class IR	Class R	Class R6
Global Infrastructure	1.40%	2.14%	0.99%	1.15%	1.65%	0.95%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
(a)	Commenced operations on June 27, 2016.

27

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 74	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				142	None
Kathryn A. Cassidy Age: 62	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Diana M. Daniels Age: 67	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Herbert J. Markley Age: 66	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Jessica Palmer Age: 67	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

28

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 56	Trustee	Since 2013	Mr. Templin is retired. He recently served as Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Gregory G. Weaver Age: 65	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	Verizon Communications Inc.

29

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 54	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	140	None
Alan A. Shuch Age: 67	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2016. Alan A. Shuch served as Trustee until his retirement from the Board on December 31, 2016.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2016, Goldman Sachs Trust consisted of 92 portfolios (89 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 15 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

30

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 39	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2016.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

31

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Goldman Sachs Global Infrastructure Fund — Tax Information (Unaudited)

For the year ended December 31, 2016, 33.60% of the dividends paid from net investment company taxable income by the Global Infrastructure Fund qualify for the dividends received deduction available to corporations.

For the fiscal year ended December 31, 2016, 54.14% of the dividends paid from net investment company taxable income by the Global Infrastructure Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Global Infrastructure Fund designates $77, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2016.

During the fiscal year ended December 31, 2016, the Global Infrastructure Fund designates $37,184 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

32

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.15 trillion in assets under supervision as of December 31, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market

∎	Financial Square FundsSM
∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3,4]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund[5]
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Fixed Income Macro Strategies Fund

Fundamental Equity

∎	Growth and Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Focused Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Growth Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Dynamic U.S. Equity Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund[6]
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Dynamic Allocation Fund
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund[7]
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[5]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[6]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[7]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.
*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The report concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of December 31, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2017 Goldman Sachs. All rights reserved. 80889-TMPL-02/2017-476350 GBLINFRAAR-17/176

Goldman Sachs Funds

Annual Report	December 31, 2016

Long Short Fund

Goldman Sachs Long Short Fund

Investment Process	1

Portfolio Management Discussion and Performance Summary	2

Schedule of Investments	14

Financial Statements	20

Financial Highlights	24

Notes to Financial Statements	26

Report of Independent Registered Public Accounting Firm	39

Other Information	40

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS LONG SHORT FUND

What Differentiates Goldman Sachs’ Long Short Fund Investment Process?

The Goldman Sachs Long Short Fund (the “Fund”) seeks long-term growth of capital. We pursue potentially attractive risk-adjusted returns through stock selection, market insights, and risk management. Investment ideas are generated from the deep industry knowledge of the GS Investment Strategies (“GSIS”) Team (the “Team”) and the top-down views of the Team’s leadership. Deep fundamental bottom-up research is at the core of every investment in the Fund. Our team-based and opportunistic approach seeks to drive allocations to attractive investment opportunities.

∎	The Fund pursues high conviction investments in global equity markets, focusing on North America and Europe. Investment ideas are generated through fundamental, bottom-up research, and generally based on secular changes that will positively or negatively impact companies.

∎	We seek to identify idiosyncratic investments with asymmetric risk/return profiles and identifiable catalysts.

∎	The Fund actively hedges the portfolio’s long positions against security specific and sector risk. We also dynamically adjusts the Fund’s exposure to the broad equity markets, seeking to be less exposed to broader equity market moves.

∎	Our investment team has a long history extending back four decades and has managed a global long/short strategy since 2008. The team has a global footprint with offices in New York, London, Hong Kong, Tokyo and Bengaluru.

GS Investment Strategies, LLC, the investment manager of the Fund, is a US-registered investment adviser and is a wholly-owned subsidiary of The Goldman Sachs Group, Inc.

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PORTFOLIO RESULTS

Goldman Sachs Long Short Fund

Investment Objective And Principal Strategy

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Investment Strategies (“GSIS”) Team (the “Team”) discusses the Goldman Sachs Long Short Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Class IR and Class R Shares generated average annual total returns of -6.61%, -7.33%, -6.27%, -6.48% and -6.95%, respectively. These returns compare to the 0.66% average annual total return of the Fund’s primary benchmark, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”) during the same time period.

References to the Fund’s benchmark and to other indices mentioned herein are for informational purposes only, and unless otherwise noted, are not an indication of how the Fund is managed. The use of the Index as the Fund’s benchmark does not imply the Fund is being managed like cash and does not imply low risk or low volatility.

Q	What economic and market factors most influenced the financial markets as a whole during the Reporting Period?

A	Overall, the Reporting Period was a strong one for global equity markets, attributable primarily to a rally during the second half of 2016. The MSCI World Index® (with dividends reinvested), representing global equity markets, posted a return of 7.06%. U.S. equities were particularly strong, with the S&P 500® Index (with dividends reinvested) gaining 11.93%, surging after the U.S. elections. The Reporting Period was also a favorable one for Japanese equity markets, returning 9.80%, as measured by the Nikkei 225 Index®, as the yen weakened throughout 2016 and the Bank of Japan conducted ongoing quantitative easing. European equity markets lagged, with the Euro Stoxx 50 returning 0.70%, despite a robust rally in the fourth quarter of 2016. Emerging equity markets performed well, with the MSCI Emerging Markets Index up 11.19% for the Reporting Period, although they were challenged in the fourth quarter after the U.S. elections, hit particularly hard by the surging U.S. dollar, which served as an impediment for many developing countries with foreign debt liabilities. (All returns are in U.S. dollar terms.) All that said, it was a particularly challenging Reporting Period for many equity long/short hedge funds seeking to generate alpha due to sector rotations, political surprises, shifts in investor sentiment and other factors. (Alpha is defined as a measure of performance on a risk- adjusted basis or the differential in the return from the Fund’s benchmark.) Indeed, based on data from Morgan Stanley, 2016 was the first year of negative alpha generation for equity long/short hedge funds since 2009.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	In seeking to achieve its investment objective, the Fund primarily takes long and/or short positions in the global equity markets, with a focus on securities listed on North American and European exchanges. The Fund may also invest in global fixed income, commodity and currency instruments. The Team employs an opportunistic investment approach and pursues asymmetric risk-reward opportunities, which are those that the Team believes have a greater potential for gains than losses. While the Fund will not be limited to any predetermined investment strategies, the Fund will primarily employ long/short equity and event driven investment strategies.

The Fund generated negative absolute returns for the Reporting Period overall. Losses were driven primarily by the Fund’s weak performance from January 2016 through April 2016. For the remainder of the Reporting Period, the Fund showed positive momentum, and the Team was able to mitigate earlier losses. It is also important to note that the Fund experienced lower volatility compared to the broad

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PORTFOLIO RESULTS

equity markets and with limited correlation to the equity markets.

Reflecting on the Fund’s performance in the early months of 2016, most of the negative return was due to certain positions — such as Endo International, Valeant Pharmaceuticals International and Allergan, each a specialty pharmaceuticals company in the health care sector. We exited these Fund positions, either through owning put options that took us out of positions or through outright selling of the Fund’s positions. (Put options are options contracts giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a specified price within a specified time. This is the opposite of a call option, which gives the holder the right to buy shares.) The Fund also had positions in other sectors that detracted, such as Citizens Financial Group in financials and Liberty Global in consumer discretionary. We exited the former; we maintained conviction in the latter, as our fundamental views on cable services provider Liberty Global have not changed. While the Fund generated positive absolute returns in May 2016 and managed to preserve capital through the volatility in June 2016 caused by the UK’s referendum to leave the European Union, popularly known as Brexit, the Fund had negative absolute returns in the second quarter of 2016 as a whole.

Based on the lessons learned from the early months of 2016, our investment process evolved. For example, we had underestimated downside potential, so we are factoring in the possibility of much larger than expected downside in the sizing of the Fund’s positions. We have also focused on maintaining our Team’s research skills, and thus we are giving added weight to key performance indicators in analyzing and monitoring the Fund’s positions. We are focusing the Fund’s portfolio on those investment areas where we believed we have a clear edge and/or information advantage. We also actively monitored factor exposure and strove to increase the amount of stock-specific risk in the Fund through the use of specific hedge baskets.

We also made certain portfolio adjustments after the challenging start to 2016. Following the first months of 2016, the Fund was more diversified by sector with more neutral net sector exposure across the portfolio. We also repositioned U.S. financial exposure through options and actively managed exposure. Further, we increased the number of short positions in individual stocks, moving from 7 single-stock short positions as of December 31, 2015 to 35 as of December 31, 2016.

For the Reporting Period overall, both long positions and short positions in equities detracted from Fund results during the Reporting Period. Several of the Fund’s positions had an event-driven component to them. During the Reporting Period, the Fund made no investments in fixed income and commodity instruments. The Fund used currency instruments to manage foreign currency risk.

Q	Which equity market sectors most significantly affected Fund performance?

A	Detracting most from the Fund’s performance were long positions in the health care, financials and telecommunication services sectors. The sectors that contributed most positively to the Fund’s results during the Reporting Period were long positions in consumer discretionary, information technology and materials.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting from the Fund’s results were long positions in specialty pharmaceuticals companies Endo International, Valeant Pharmaceuticals International and Allergan.

Shares of Endo International experienced a significant double-digit share price decline during the Reporting Period. Its stock was down 25% for the month of February 2016, caused largely by disappointing fourth quarter 2015 earnings and 2016 guidance. Endo International reported fourth quarter 2015 results that beat estimates and it raised 2016 guidance. Both metrics were better than what the company had positively preannounced in mid-January 2016 at an industry conference. However, the composition of the results and the raised guidance was disappointing to the market. The shortfall stemmed largely from its legacy generics business, where pricing pressure and/or rebating came in above plan, which was more than offset by lower taxes. But investor confidence was shaken by the change in commentary since mid-January 2016 and took the stock to a mid-single digit multiple on 2017 earnings per share. The company’s stock traded off another 32% in March 2016 following a confluence of events. These included: 1) the potential entry of generics for one of its drugs, Voltaren gel, which it had anticipated to be later in the year; 2) the disclosure that the Federal Trade Commission is suing Endo International for anti-competitive “pay for delay” agreements; and 3) general malaise in the biotechnology/specialty pharmaceuticals industry, which underperformed broader equity markets in March 2016. We exited the Fund’s position in Endo

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PORTFOLIO RESULTS

International in May 2016 due to limited visibility into pricing trends for the specialty pharmaceuticals industry.

Valeant Pharmaceuticals International’s shares similarly saw a double-digit share price decline during the Reporting Period, most of which came during the first quarter of 2016. The company’s shares traded down 74% in the first quarter of 2016, as the company confirmed it would miss the deadline to file its 2015 10-K, potentially violating bond covenants. (This issue has since been resolved with the company filing its overdue 10-K form, restating revenues and profits for 2014 and much of 2015 and clearing up the risk of defaulting on its loans. A Form 10-K is an annual report required by the U.S. Securities and Exchange Commission (“SEC”), that gives a comprehensive summary of a company’s financial performance.) In addition, the company issued disappointing 2016 guidance and Mike Pearson was asked to step down as Chief Executive Officer even though he had returned from an extended sick-leave only weeks prior. An ad-hoc committee of the company’s own board of directors finalized its review and had no further findings, other than the previously announced earnings restatement related to specialty pharmacy Philidor, with which the company was affiliated, decreasing 2014 earnings by nine cents and increasing 2015 earnings by seven cents. While the Fund held put options that partially offset the losses from the Fund’s long stock position, Valeant Pharmaceuticals International was nevertheless a significant detractor during the first quarter of 2016. Due to the market move, the Fund’s put options kicked in and took the Fund out of the position. While we believe our bottom-up analysis on the company was thorough, we misjudged the impact of negative public opinion on the stock and the follow-through on its business, including the reaction of the pharmaceuticals distribution chain. At the end of the Reporting Period, the Fund had no position in the company.

Allergan saw its shares decline during the Reporting Period, with the majority of its losses occurring in April 2016 when Allergan and Pfizer terminated their merger in response to new tax regulations. We held put options on the Fund’s Allergan position, which reduced the Fund’s losses. By the end of the Reporting Period, we had sold the Fund’s position in Allergan.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most from our strategy in U.S. banks and from long positions in outdoor advertising structures owner and operator Lamar Advertising and media and television broadcasting services provider Comcast.

To begin 2016, U.S. bank stocks fell precipitously due to concerns about negative interest rates, rising credit losses and global instability. To end 2016, U.S. bank stocks rallied strongly due to hopes for higher interest rates, accelerating economic growth, and a lower regulatory burden. In between, U.S. bank stocks had to endure the volatility associated with the Brexit vote; the U.S. presidential election; and the Italian referendum on constitutional reforms. In a year characterized by extremes and surprises, we maintained our conviction in U.S. financials. We expressed our view through call options, as we sought to retain upside exposure while preserving capital in a particularly volatile environment. For the Reporting Period, Bank of America’s shares rose substantially from its bottom in February 2016. While investors tend to trade Bank of America as the most interest rate sensitive large U.S. bank, our fundamental investment thesis for the company played out through the course of 2016. At a time when investors were concerned about credit, especially exposures to energy lending, Bank of America surprised the market with the resilience of its loan book. We also believed the company — after needing many quarters to rebuild its capital base and address legacy matters — was well positioned to grow again while delivering positive operating leverage. The company delivered just that in 2016, punctuated by its announcement of a $53 billion expense target by 2018, a commitment that positively surprised the market. We reduced the Fund’s exposure to Bank of America as its shares rallied.

Lamar Advertising enjoyed strong performance during the Reporting Period, with its stock experiencing a double-digit gain. In our view, its stock likely benefited from investors’ ongoing search for yield, as the company’s dividend yield remained attractive. We reduced the Fund’s position in Lamar Advertising following its strong performance, given that our investment thesis in the company had largely played out.

Shares of Comcast climbed substantially during the Reporting Period. While performing well throughout the Reporting Period, Comcast’s shares particularly rallied in the fourth quarter of 2016 on the back of the U.S. election, as a Republican administration would potentially result in a more benign regulatory environment. In addition, many believed Comcast would benefit from the proposed lower corporate tax rate of 15% to 20%, as it is a high cash tax payer and has relatively low leverage versus its peers. Further, Comcast had

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PORTFOLIO RESULTS

underperformed at the end of October 2016 due to concerns about a competitor’s new over-the-top offering, which turned out to be much less disruptive than the market expected when the final details were announced in late November 2016. (Over-the-top content is a term used in broadcasting and technology business reporting to refer to audio, video and other media transmitted via the Internet without an operator of multiple cable or direct-broadcast satellite television systems controlling or distributing the content.) We opportunistically added to the Fund’s position in Comcast before the election, as we thought fears around the competitor had been overblown, and we then bought more shares after the election. By the end of the Reporting Period, we had reduced the Fund’s position in Comcast to take profits.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used total return swaps, currency forwards and equivalents, futures and forward contracts, and options. Total return swaps were used to gain exposure in a tax-efficient manner to specific securities or a broad market that may be difficult to access. Currency forwards and equivalents were used to gain exposure to specific currencies or to hedge against currency risk. Futures and forward contracts were used primarily for hedging purposes or to gain exposure to specific securities, indices, sectors and geographies. Options were used primarily for hedging purposes either at a strategy level or portfolio level and to gain exposure to specific securities and indices synthetically. The use of total return swaps and futures detracted from performance, while the use of listed equity options and currency forwards and equivalents had a positive effect on performance during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to those purchases already mentioned, we initiated a position in Berry Plastics, a leading plastic packaging company with a diversified set of end markets. Berry Plastics’ broad product range includes plastic prescription vials, drink cups, food containers and various industrial tapes, among others. Our thesis for Berry Plastics consists of two parts. First, in the near term, we believe the market will likely reward Berry Plastics for deleveraging its balance sheet and for successful integrations of its recent merger and acquisition transactions. Second, we view the company as a longer-term consolidator of the plastic packaging market with a potential opportunity to drive strong returns on capital through mergers and acquisitions for many years. The plastic packaging industry is significantly more fragmented than the aluminum can, glass and paper packaging industries, but has many similar characteristics, such as a low value-to-weight ratio, which prevents aggressive foreign competition and results in locally oligopolistic competitive dynamics. (An oligopoly is a market structure in which a small number of firms has the large majority of market share. An oligopoly is similar to a monopoly, except that rather than one firm, two or more firms dominate the market.) When acquiring smaller plastic packagers, we believe Berry Plastics can extract significant savings since its purchasing scale, as the largest purchaser of plastic resin in the U.S., should allow it to deliver notable synergies consistently and quickly.

We re-initiated a position in Dutch life insurance company NN Group following the company’s unsolicited proposal to acquire its local rival Delta Lloyd. Negotiations concluded in late December 2016 with both sides agreeing to an all-cash transaction at terms we view as attractive for NN Group. We have a constructive view on NN Group due to its strongly capitalized balance sheet and potential ability to improve returns on capital by re-pricing policies. We expect the announced acquisition of Delta Lloyd to be highly accretive to the company’s earnings power and ongoing capital generation. Further, successful execution by its management could lead, in our view, to attractive risk-adjusted total returns on NN Group shares for the next several years.

We also re-initiated a position in Wells Fargo following its retail mis-selling controversy. And like the Fund’s positioning in U.S. banks for most of the Reporting Period, we chose to express our view using longer-dated call options in Wells Fargo. Our view on Wells Fargo is that the unauthorized account openings and subsequent regulatory scrutiny captured all the headlines, but we believe they only served to highlight — via severe underperformance of the shares in late 2016 — the true underlying problem with the company. Specifically, Wells Fargo’s earnings had been stagnant for many quarters at around $1.00 per share. This notable lack of earnings growth stood in direct contrast to the historical track record of the company and to common perceptions about the quality of the franchise. It was driven by a number of factors, including Wells Fargo’s exposure to energy lending and its need to meet new resolution requirements for loss-absorbing holding company debt. All that said, we saw these headwinds receding and see a path going forward for Wells Fargo to return to the earnings growth profile to which its investors had become

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PORTFOLIO RESULTS

accustomed. In our view, the retail scandal created a window of opportunity to buy Wells Fargo shares after meaningful underperformance versus its peers and at a time when we see earnings growth re-accelerating. For our thesis to play out, we focus less on the headlines associated with the scandal and more on individual earnings drivers that we believe should allow Wells Fargo to beat consensus earnings estimates.

As mentioned earlier, we exited the Fund’s positions in Valeant Pharmaceuticals International and in Endo International as we lost confidence in their respective management teams or the ability to have a view on pricing of their products, or both. We also exited the Fund’s position in Shire. Although we believe Shire’s stock was undervalued and does not ascribe any value to its research and development pipeline and future capital allocation, we also believe its stock might remain under pressure due to overhang on its hemophilia business. Roche is expected to present data from its first phase three study of its novel hemophilia compound in July 2017 and to subsequently release data from two other phase three studies in the following 12 to 18 months. Until the market gains further visibility into the hemophilia business, it might not be willing to value the business on its fundamentals, and Shire’s stock might remain range-bound for that period of time. In addition, we were concerned about the potential for continued pressure on drug prices, which we believe presents a headwind for pharmaceutical companies. In light of this view, we sold the position in Shire completely by the end of 2016.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	Due both to active management decisions and stock appreciation or depreciation, the Fund’s exposure to the information technology and consumer staples sectors increased and its exposure to the health care and materials sectors decreased during the Reporting Period. The Fund’s exposure to the EMEA (Europe, Middle East and Africa) region increased modestly and its exposure to the Americas decreased modestly during the Reporting Period.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of December 2016, the Fund had its greatest exposure, based on long market value, to the financials, information technology, consumer discretionary and health care sectors. (Long market value is the current market value of stocks held (i.e. having a long position) in an account, calculated on a daily basis.) The Fund had its most modest exposure, based on long market value, to the materials, utilities, energy and real estate sectors.

By region, the Fund had its greatest exposure, based on long market value, to the EMEA region, followed by the Americas and then at some distance by Asia as of December 31, 2016.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	Effective December 31, 2016, Nick Advani, a portfolio manager on our European team, retired after a 17-year career with the firm. His responsibilities will be assumed by other senior members of the team.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we saw significant macro risk that could potentially lead to a market sell-off, including policies and economic growth in China, the pace of U.S. interest rate hikes, Brexit implementation, populist movements and upcoming elections in Europe. Further, we believed equity markets were generally fully valued and expensive in their historical context at the end of the Reporting Period, limiting their upside potential, in our view. We also strongly believe that this extraordinary era of low interest rates is leading to mal-investment across various sectors and industries, a key theme implemented in many of our long and short positions in the Fund.

Given the uncertain market environment and what we view as the relatively expensive valuations for many equities, we believe that our low beta strategy with the goal of generating alpha, or added value, through long and short positions is well positioned to potentially generate attractive returns. The Fund continues to run low directional exposure with a significant amount of downside and upside optionality. (Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. Directional exposure can mean a basic strategy of going long if the market or security is perceived as heading higher, or taking short positions if the direction is downward. Optionality describes the gamma profile of the portfolio; gamma measures the rate of change of the portfolio’s net exposure (delta) given a change in equity markets.)

As mentioned earlier, we significantly increased the Fund’s single-stock short exposure during the Reporting Period, as

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PORTFOLIO RESULTS

we believe the shorting environment is quite attractive. At the end of the Reporting Period, we were running relatively high gross exposure, which demonstrates that we have a high degree of conviction in the Fund’s positions and believe in their potential to generate attractive returns regardless of the macroeconomic outcome. (Net exposure is the percentage difference between a fund’s long and short exposure. Net exposure is a measure of the extent to which a fund’s trading book is exposed to market fluctuations. Gross exposure is the absolute level of a fund’s investments. Gross exposure equals the value of long positions and short positions, and can be expressed either in dollar terms or percentage terms. It is a measure that indicates total exposure to financial markets, thus providing an insight into the investment amount at risk from market fluctuations. The lower the gross exposure, the smaller the potential loss (or gain).)

We intend to increasingly focus the Fund’s portfolio on investment areas where we believe we have a clear edge and/ or information advantage, such as private market insights, global perspective, use of derivatives for risk management and investment purposes, alternative data, or macro insights from within our Team. We believe the alpha environment going forward should be attractive for equity long/short managers, as we expect increased stock dispersion and volatility under the Trump administration. Specifically, we see potentially attractive shorting opportunities in this era of elevated market valuations and artificially low interest rates. We also continue to see potentially attractive investment opportunities in special situations/merger arbitrage, as we expect the merger deals in the Fund’s portfolio to close. Going forward, we expect merger and acquisition activity to continue and potentially increase. During the Reporting Period, we also added China-specific hedges, which can potentially provide downside risk management if China destabilizes in 2017. We also held large call options positions in Europe indices, including the Euro Stoxx 50, DAX and Euro Stoxx Banks indices, in the Fund based on our view that volatility is mispriced and European markets have attractive upside potential. At the same time, this positioning limits the Fund’s downside exposure in case the upcoming European elections rattle equity markets.

While the performance of the Fund during the Reporting Period was certainly disappointing, it is important to highlight that our investment philosophy is centered on building and preserving capital over the long term. In the long history of managing our equity long/short strategy, our team has navigated through similarly challenging periods, and we subsequently recovered from these drawdowns within a reasonable time span.

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PORTFOLIO RESULTS

Index Definitions

The MSCI® World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. It is not possible to invest in an unmanaged index.

The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. It is not possible to invest in an unmanaged index.

The Nikkei 225® Index is a price-weighted equity index, which consists of 225 stocks in the 1st section of the Tokyo Stock Exchange. It is not possible to invest in an unmanaged index.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 30, 2015, the MSCI Emerging Markets Index consisted of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. It is not possible to invest in an unmanaged index.

The EURO STOXX 50® provides a blue-chip representation of super-sector leaders in the Eurozone. The index covers 50 stocks from 12 Eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. It is not possible to invest in an unmanaged index.

The STOXX® Supersector indices track supersectors of the relevant benchmark index. There are 19 supersectors according to the Industry Classification Benchmark (ICB). Companies are categorized according to their primary source of revenue. The following supersectors are available: automobile and parts, banks, basic resources, chemicals, construction and materials, financial services, food and beverage, health care, industrial goods and services, insurance, media, oil and gas, personal and household goods, real estate, communications, retail, technology, travel and leisure and utilities.

The DAX (Deutscher Aktienindex) is a blue chip stock market index consisting of the 30 major German companies trading on the Frankfurt Stock Exchange.

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FUND BASICS

Goldman Sachs Long Short Fund

as of December 31, 2016

PERFORMANCE REVIEW
January 1, 2016–December 31, 2016	Fund Total Return (based on NAV)[1]	Bank of America Merrill Lynch U.S. Dollar Three- Month LIBOR Constant Maturity Index[2]
Class A	-6.61%	0.66%
Class C	-7.33	0.66
Institutional	-6.27	0.66
Class IR	-6.48	0.66
Class R	-6.95	0.66

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/16	One Year	Since Inception	Inception Date
Class A	-11.78%	-8.72%	9/30/2014
Class C	-8.25	-7.12	9/30/2014
Institutional	-6.27	-6.04	9/30/2014
Class IR	-6.48	-6.19	9/30/2014
Class R	-6.95	-6.68	9/30/2014

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the contingent deferred sales charge for Class C Shares (1.00% if shares are redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratios (current)	Gross Expense Ratios (before waiver)
Class A	2.85%	3.13%
Class C	3.60	3.90
Institutional	2.45	2.71
Class IR	2.60	2.84
Class R	3.10	3.34

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/16[5]
Holding	% of Net Assets	Line of Business
Broadcom Ltd.	4.5%	Semiconductors & Semiconductor Equipment
PTC, Inc.	4.2	Software
DENTSPLY SIRONA, Inc.	3.8	Health Care Equipment & Supplies
NN Group NV	3.5	Insurance
Syngenta AG	3.3	Chemicals
Microsoft Corp.	3.3	Software
Liberty Global PLC Series C	2.8	Media
Alibaba Group Holding Ltd. ADR	2.3	Internet Software & Services
Reynolds American, Inc.	2.3	Tobacco
Lamar Advertising Co. Class A	2.2	Equity Real Estate Investment Trusts (REITs)

[5]	The top 10 holdings do not include the Fund’s short positions, if any, as listed in the Schedule of Investments and certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments and may not be representative of the Fund’s future Investments.

10

FUND BASICS

FUND COMPOSITION – LONG EXPOSURE[6]

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the total value of the Fund’s Long Equity Investments. Underlying sector allocations of Exchange Traded Funds and Investment Companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s long investments but may not represent the Fund’s market exposure due to the exclusion of the Fund’s short positions, if any, as listed in the Schedule of Investments and certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

11

FUND BASICS

FUND COMPOSITION – SHORT EXPOSURE[7]

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the total value of the Fund’s Short Equity Investments.

12

GOLDMAN SACHS LONG SHORT FUND

Performance Summary

December 31, 2016

The following graph shows the value, as of December 31, 2016, of a $1,000,000 investment made on September 30, 2014 (Commencement of Operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, the Bank of America Merrill Lynch U.S. Dollar Three-Month LIBOR Constant Maturity Index (“the Index”) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations currently in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Long Short Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from September 30, 2014 through December 31, 2016.

Average Annual Total Return through December 31, 2016	One Year	Since Inception
Class A (Commenced September 30, 2014)
Excluding sales charges	-6.61%	-6.41%
Including sales charges	-11.78%	-8.72%

Class C (Commenced September 30, 2014)
Excluding contingent deferred sales charges	-7.33%	-7.12%
Including contingent deferred sales charges	-8.25%	-7.12%

Institutional Class (Commenced September 30, 2014)	-6.27%	-6.04%

Class IR (Commenced September 30, 2014)	-6.48%	-6.19%

Class R (Commenced September 30, 2014)	-6.95%	-6.68%

13

GOLDMAN SACHS LONG SHORT FUND

Schedule of Investments

December 31, 2016

Shares	Description	Value

Common Stocks – 49.2%
Beverages – 1.5%
26,737	Coca-Cola European Partners PLC	$839,542

Biotechnology* – 2.3%
3,998	Actelion Ltd.(a)	864,001
9,593	Spark Therapeutics, Inc.(a)	478,691

		1,342,692

Chemicals – 5.5%
5,888	Braskem SA ADR	124,885
7,301	Monsanto Co.(a)	768,138
4,858	Syngenta AG(a)	1,919,408
5,815	Westlake Chemical Corp.(a)	325,582

		3,138,013

Construction & Engineering*(a) – 0.4%
6,432	Quanta Services, Inc.	224,155

Containers & Packaging*(a) – 1.9%
22,688	Berry Plastics Group, Inc.	1,105,586

Diversified Telecommunication Services – 2.1%
417,290	Koninklijke KPN NV	1,233,978

Equity Real Estate Investment Trusts (REITs)(a) – 2.2%
18,915	Lamar Advertising Co. Class A	1,271,845

Health Care Equipment & Supplies(a) – 5.8%
37,901	DENTSPLY SIRONA, Inc.	2,188,025
14,574	St. Jude Medical, Inc.	1,168,689

		3,356,714

Health Care Providers & Services(a) – 0.6%
1,607	Humana, Inc.	327,876

Insurance(a) – 3.5%
58,875	NN Group NV	1,993,068

Internet & Direct Marketing Retail*(a) – 1.4%
1,086	Amazon.com, Inc.	814,359

Internet Software & Services* – 2.3%
15,076	Alibaba Group Holding Ltd. ADR	1,323,823

Life Sciences Tools & Services*(a) – 1.0%
7,293	Quintiles IMS Holdings, Inc.	554,633

Media*(a) – 3.2%
7,990	Liberty Global PLC Class A	244,414
53,330	Liberty Global PLC Series C	1,583,901

		1,828,315

Semiconductors & Semiconductor Equipment(a) – 4.8%
14,569	Broadcom Ltd.	2,575,362
1,887	NXP Semiconductors NV*	184,945

		2,760,307

Software(a) – 7.5%
30,182	Microsoft Corp.	1,875,510
52,305	PTC, Inc.*	2,420,152

		4,295,662

Common Stocks – (continued)
Technology Hardware, Storage & Peripherals(a) – 0.9%
4,644	Apple, Inc.	537,868

Tobacco(a) – 2.3%
23,138	Reynolds American, Inc.	1,296,653

TOTAL COMMON STOCKS
(Cost $26,166,761)		$28,245,089

Contracts	Exercise Price	Expiration Date	Value
Option Contracts Purchased – 6.0%
Options on Equities – 6.0%
Bank of America Securities LLC Call – Comcast Corp.
213	$70.00	01/20/17	$20,473
Bank of America Securities LLC Call – Qualcomm, Inc.
359	70.00	01/20/17	2,953
Bank of America Securities LLC Put – Technology Select Sector SPDR
527	48.00	01/20/17	25,681
Citibank NA (London) Call – Qualcomm, Inc.
172	72.50	01/20/17	774
Citibank NA (London) Call – Time Warner Cable, Inc.
216	90.00	01/20/17	143,100
Citibank NA (London) Put – Humana, Inc.
31	155.00	01/20/17	620
Citibank NA (London) Put – Humana, Inc.
26	160.00	01/20/17	585
Citibank NA (London) Put – iShares Russell 200 ETF
112	135.00	01/20/17	25,816
Deutsche Bank AG Call – Bank of America Corp.
1,239	20.00	02/17/17	303,555
Deutsche Bank AG Call – Molson Coors Brewing Co.
63	105.00	04/21/17	12,758
Deutsche Bank AG Call – SPDR S&P Regional Banking ETF
591	52.00	03/17/17	288,891
Deutsche Bank AG Call – The Charles Schwab Corp.
407	37.00	03/17/17	142,450
Deutsche Bank AG Put – Humana, Inc.
189	170.00	01/20/17	10,395
Deutsche Bank AG Put – S&P 500 Index
19	2,235.00	01/06/17	20,805
Deutsche Bank AG Put – S&P 500 Index
114	2,245.00	01/06/17	174,420
Merrill Lynch International PLC Call – DAX Index
85	11,550.00	01/20/17	57,935
Merrill Lynch International PLC Call – Euro Stoxx 50
906	3,300.00	01/20/17	399,601
Merrill Lynch International PLC Call – Euro Stoxx 50
112	3,400.00	02/17/17	34,308
Morgan Stanley & Co. International PLC Call – Bank of America Corp.
1,515	20.00	04/21/17	424,958
Morgan Stanley & Co. International PLC Call – DAX Index
124	11,500.00	01/20/17	100,115
Morgan Stanley & Co. International PLC Call – DAX Index
124	11,800.00	01/20/17	30,935

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT FUND

Contracts	Exercise Price	Expiration Date	Value
Option Contracts Purchased – (continued)
Options on Equities – (continued)
Morgan Stanley & Co. International PLC Call – Microsoft Corp.
683	$70.00	01/18/19	$348,505
Morgan Stanley & Co. International PLC Call – S&P 500 Index
32	2,250.00	01/20/17	57,920
Morgan Stanley & Co. International PLC Put – Hong Kong Hang Seng Index
860	21,089.97	01/26/17	11,496
Morgan Stanley & Co. International PLC Put – Hong Kong Hang Seng Index
75	21,130.83	01/26/17	1,060
Morgan Stanley & Co. International PLC Put – Hong Kong Hang Seng Index
51	21,179.17	01/26/17	771
Morgan Stanley & Co. International PLC Put – Hong Kong Hang Seng Index
1,113	21,400.00	01/26/17	22,760
Morgan Stanley & Co. International PLC Put – Hong Kong Hang Seng Index
715	21,116.92	02/27/17	24,012
Morgan Stanley & Co. International PLC Put – iShares PHLX Semiconductor ETF
29	87.00	01/20/17	19
Morgan Stanley & Co. International PLC Put – iShares PHLX Semiconductor ETF
242	87.00	01/20/17	160
Morgan Stanley & Co. International PLC Put – iShares PHLX Semiconductor ETF
20	87.00	01/20/17	13
Morgan Stanley & Co. International PLC Put – Microsoft Corp.
113	55.00	01/19/18	40,115
Morgan Stanley & Co. International PLC Put – Technology Select Sector SPDR
153	47.00	01/20/17	4,361
Nomura Securities, Inc. Call – Marathon Petroleum Corp.
536	45.00	04/21/17	375,200
UBS AG (London) Call – DAX Index
149	11,600.00	01/20/17	84,853
UBS AG (London) Call – Wells Fargo & Co.
527	55.00	06/16/17	184,450
UBS AG (London) Put – Kirby Corp.
258	65.00	03/17/17	85,140

TOTAL OPTION CONTRACTS PURCHASED – 6.0%
(Cost $2,933,962)			$3,461,963

Shares		Description		Value
Investment Company(b)(c) – 72.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
41,747,857		0.450%		$41,747,857
(Cost $41,747,857)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost $70,848,580)				$73,454,909

Common Stocks Sold Short – (26.0)%
Banks – (8.4)%
	109,676		Bank of America Corp.	$(2,423,840)
	9,896		Citigroup, Inc.	(588,119)
	10,703		JPMorgan Chase & Co.	(923,562)
	8,516		Royal Bank of Canada	(576,359)
	5,628		Wells Fargo & Co.	(310,159)

				(4,822,039)

Capital Markets – (1.1)%
	6,240		Deutsche Bank AG*	(113,189)
	4,669		T. Rowe Price Group, Inc.	(351,389)
	3,130		TD Ameritrade Holding Corp.	(136,468)

				(601,046)

Equity Real Estate Investment Trusts (REITs) – (5.2)%
	6,410		American Tower Corp.	(677,409)
	965		AvalonBay Communities, Inc.	(170,950)
	7,555		Crown Castle International Corp.	(655,547)
	2,866		Equity Residential	(184,456)
	551		Extra Space Storage, Inc.	(42,559)
	30,145		Host Hotels & Resorts, Inc.	(567,932)
	16,680		Outfront Media, Inc.	(414,832)
	88		Public Storage	(19,668)
	2,680		Vornado Realty Trust	(279,711)

				(3,013,064)

Health Care Equipment & Supplies – (2.5)%
	12,690		Abbott Laboratories	(487,423)
	3,962		Danaher Corp.	(308,402)
	3,365		IDEXX Laboratories, Inc.*	(394,614)
	2,848		Integra LifeSciences Holdings Corp.*	(244,330)

				(1,434,769)

Health Care Providers & Services* – (0.6)%
	2,360		Henry Schein, Inc.	(358,036)

Insurance – (2.2)%
	6,900		Assicurazioni Generali SpA	(102,274)
	3,533		Cincinnati Financial Corp.	(267,625)
	7,626		Great-West Lifeco, Inc.	(199,759)
	5,024		W.R. Berkley Corp.	(334,146)
	1,248		Zurich Insurance Group AG*	(342,975)

				(1,246,779)

Internet & Direct Marketing Retail* – (0.2)%
	4,603		JD.com, Inc. ADR	(117,100)

IT Services – (0.5)%
	3,856		Global Payments, Inc.	(267,645)

Life Sciences Tools & Services* – (0.3)%
	982		Charles River Laboratories International, Inc.	(74,819)
	1,121		ICON PLC	(84,299)

				(159,118)

Machinery – (0.6)%
	3,764		Caterpillar, Inc.	(349,073)

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS LONG SHORT FUND

Schedule of Investments (continued)

December 31, 2016

Shares	Description	Value
Common Stocks Sold Short – (continued)
Marine* – (0.5)%
4,257	Kirby Corp.	$(283,091)

Media* – (0.6)%
1,222	Charter Communications, Inc. Class A	(351,838)

Oil, Gas & Consumable Fuels – (2.7)%
30,681	Marathon Petroleum Corp.	(1,544,788)

Trading Companies & Distributors – (0.6)%
1,548	W.W. Grainger, Inc.	(359,523)

TOTAL COMMON STOCKS SOLD SHORT
(Cost $(14,142,903))		$(14,907,909)

Exchange Traded Funds Sold Short – (20.7)%
60,731	Consumer Staples Select Sector SPDR Fund	$(3,140,400)
297	iShares Nasdaq Biotechnology ETF	(78,818)
28,039	iShares PHLX Semiconductor ETF	(3,440,946)
15,791	iShares Russell 2000 ETF	(2,129,416)
7,965	iShares US Real Estate ETF	(612,827)
18,177	SPDR S&P Regional Banking ETF	(1,010,096)
1,733	Technology Select Sector SPDR Fund	(83,808)
28,789	Utilities Select Sector SPDR Fund	(1,398,282)

TOTAL EXCHANGE TRADED FUNDS SOLD SHORT
(Cost $(11,292,673))		$(11,894,593)

TOTAL SECURITIES SOLD SHORT – (46.7)%
(Cost $(25,435,576))		$(26,802,502)

OTHER ASSETS IN EXCESS OF LIABILITIES – 18.8%		10,782,145

NET ASSETS – 100.0%		$57,434,552

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or portion of security is pledged as collateral for short sales. Total market value of securities pledged as collateral on short sales amounts to $24,723,392, which represents approximately 43.1% of net assets as of December 31, 2016.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2016.
(c)	Represents an Affiliated Fund.

Currency Abbreviations:
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
USD	—U.S. Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
ETF	—Exchange Traded Fund
LLC	—Limited Liability Company
PLC	—Public Limited Company

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co. International PLC	EUR	2,170,000	USD	2,272,972	$2,292,974	03/15/17	$20,002
	GBP	205,000	USD	251,872	253,120	03/15/17	1,248
	USD	1,445,875	GBP	1,162,194	1,434,996	03/15/17	10,879
TOTAL							$32,129

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co. International PLC	CAD	821,722	USD	615,228	$612,563	03/15/17	$(2,665)
	USD	3,027,882	CHF	3,102,284	3,061,006	03/15/17	(33,124)
	USD	8,186,022	EUR	7,821,802	8,265,060	03/15/17	(79,038)
	USD	109,490	HKD	850,000	109,644	03/15/17	(154)
TOTAL							$(114,981)

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS LONG SHORT FUND

Schedule of Investments (continued)

December 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At December 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
DAX Index	(8)	March 2017	$(2,413,727)	$(2,996)
Euro Stoxx 50 Index	(70)	March 2017	(2,414,675)	(10,996)
S&P 500 E-Mini Index	31	March 2017	3,466,110	(35,231)
TOTAL				$(49,223)

SWAP CONTRACTS — At December 31, 2016, the Fund had the following swap contracts:

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Counterparty	Notional Amount (000s)		Reference Security	Termination Date	Rates Received (Paid)(a)	Unrealized Gain (Loss)*
Credit Suisse International (London)	EUR	278	Airpax Electronic Shanghai Co. Ltd.	03/27/18	(0.300)%	$2,145
	GBP	438	British Land Co. PLC	01/17/18	(0.300)	(24,902)
TOTAL						$(22,757)

(a)	The Fund pays/receives quarterly coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).
*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) of the swap contracts is equal to their market value.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — At December 31, 2016, the Fund had the following written options:

OVER THE COUNTER OPTIONS ON EQUITIES CONTRACTS

Counterparty	Description	Contracts	Expiration Date	Strike Price	Value
Deutsche Bank AG (Premium received $5,413)	Call – Molson Coors Brewing Co.	126	04/21/17	$115	$(5,985)

For the fiscal year ended December 31, 2016, the Fund had the following written options activity:

	Contracts	Premiums Received
Contracts Outstanding December 31, 2015	841	$363,885
Contracts Written	51,166	9,784,048
Contracts Bought to Close	(31,573)	(4,535,242)
Contracts Expired	(17,853)	(5,511,448)
Contracts Assigned	(2,455)	(95,830)
Contracts Outstanding December 31, 2016	126	$5,413

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS LONG SHORT FUND

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments of unaffiliated issuers, at value (cost $29,100,723)	$31,707,052
Investments of affiliated issuers, at value (cost $41,747,857)	41,747,857
Cash	1,698,842
Foreign currencies, at value (cost $86,018)	86,347
Unrealized gain on forward foreign currency exchange contracts	32,129
Unrealized gain on swap contracts	2,145
Receivables:
Collateral on Short Sales	9,633,366
Collateral on certain derivative contracts(a)	1,165,721
Fund shares sold	34,978
Dividends and interest	30,960
Reimbursement from investment adviser	13,278
Foreign tax reclaims	3,294
Total assets	86,155,969

Liabilities:
Investments sold short, at value (proceeds received $25,435,576)	26,802,502
Unrealized loss on forward foreign currency exchange contracts	114,981
Variation margin on certain derivative contracts	46,548
Unrealized loss on swap contracts	24,902
Written option contracts, at value (premium received $5,413)	5,985
Payables:
Investments purchased	799,883
Fund shares redeemed	425,288
Collateral on certain derivative contracts(b)	220,000
Management fees	75,767
Dividend Payable Short Position	16,192
Due to Broker	15,821
Distribution and Service fees and Transfer Agency fees	7,387
Accrued expenses	166,161
Total liabilities	28,721,417

Net Assets:
Paid-in capital	92,399,407
Net investment gain	89,977
Accumulated net realized loss	(36,138,946)
Net unrealized gain	1,084,114
NET ASSETS	$57,434,552
Net Assets:
Class A	$5,687,196
Class C	3,285,447
Institutional	46,497,335
Class IR	1,943,184
Class R	21,390
Total Net Assets	$57,434,552
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	662,426
Class C	389,046
Institutional	5,378,479
Class IR	225,164
Class R	2,504
Net asset value, offering and redemption price per share:(c)
Class A	$8.59
Class C	8.44
Institutional	8.65
Class IR	8.63
Class R	8.54

(a)	Includes amounts segregated for initial margin and/or collateral on futures transactions, swaps transactions and options transactions of $520,858, $330,000 and $314,863, respectively.
(b)	Represents amounts segregated for collateral on swaps
(c)	Maximum public offering price per share for Class A Shares is 9.09. At redemption, Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2016

Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $21,055)	$1,256,514
Dividends — affiliated issuers	168,636
Interest	6,375
Total investment income	1,431,525

Expenses:
Management fees	1,637,166
Dividend expense on short positions	822,794
Brokerage Fees	628,748
Professional fees	123,547
Custody, accounting and administrative services	108,366
Registration fees	96,392
Distribution and Service fees(a)	73,667
Transfer Agency fees(a)	73,614
Printing and mailing costs	56,810
Trustee fees	20,991
Interest expense	15,250
Other	8,351
Total expenses	3,665,696
Less — expense reductions	(394,159)
Net expenses	3,271,537
NET INVESTMENT LOSS	(1,840,012)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(4,713,520)
Investments sold short	573,310
Futures contracts	(8,260,298)
Written options	6,465,623
Swap contracts	(1,131,743)
Forward foreign currency exchange contracts	911,920
Foreign currency transactions	(107,797)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(1,591,648)
Investments sold short	(2,392,312)
Futures contracts	(336,538)
Written options	90,703
Swap contracts	(41,179)
Forward foreign currency exchange contracts	(210,492)
Net realized and unrealized loss	(10,743,971)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,583,983)

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

Distribution and Service Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Class IR	Class R
$25,771	$47,789	$107	$19,586	$9,080	$32,213	$12,694	$41

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS LONG SHORT FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2016	For the Fiscal Year Ended December 31, 2015
From operations:
Net investment loss	$(1,840,012)	$(1,830,419)
Net realized loss	(6,262,505)	(27,025,166)
Net change in unrealized gain (loss)	(4,481,466)	4,042,214
Net decrease in net assets resulting from operations	(12,583,983)	(24,813,371)

Distributions to shareholders:
From net investment income
Class A Shares	—	(14,566)
Institutional Shares	—	(344,899)
Class IR Shares	—	(12,204)
From net realized gains
Class A Shares	—	(33,483)
Class C Shares	—	(9,146)
Institutional Shares	—	(235,012)
Class IR Shares	—	(17,246)
Class R Shares	—	(39)
Total distributions to shareholders	—	(666,595)

From share transactions:
Proceeds from sales of shares	25,999,667	260,024,783
Reinvestment of distributions	—	662,945
Cost of shares redeemed	(120,318,413)	(123,911,278)
Net increase (decrease) in net assets resulting from share transactions	(94,318,746)	136,776,450
TOTAL INCREASE (DECREASE)	(106,902,729)	111,296,484

Net assets:
Beginning of year	164,337,281	53,040,797
End of year	$57,434,552	$164,337,281
Net investment gain (loss)	$89,977	$(149,462)

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT FUND

Statement of Cash Flows

For the Fiscal Year Ended December 31, 2016

Increase/(Decrease) in cash – Cash flows provided by operating activities:
Net decrease in net assets from operations	$(12,583,983)
Adjustments to reconcile net increase in net assets from operations to net cash provided by/(used in) operating activities:
Payments for purchases of investments	(278,087,175)
Proceeds from sales of investments	356,356,451
Payments for closing purchases of securities sold short	(209,692,983)
Proceeds from sales of securities sold short	193,865,329
Sales of short-term investments securities, net	39,582,609
Payment for options purchased	(6,126,929)
Proceeds from options written	9,784,048
Payments for swaps, net	(1,437,620)
Proceeds from corporate actions, net	4,036,600
(Increase) Decrease in Assets:
Variation margin on certain derivative contracts	798,894
Unrealized gain on swap contracts	804,734
Unrealized gain on forward foreign currency exchange contracts	204,750
Receivable for collateral on certain derivative contracts	3,862,404
Receivable for collateral on short sales	(9,633,366)
Receivable for investments sold	1,725,515
Receivable for reimbursement from investment adviser	40,615
Receivable for dividends and interest	46,063
Receivable for foreign tax reclaims	107
Other assets	320
Increase (Decrease) in Liabilities:
Unrealized loss on swaps contracts	(763,555)
Unrealized loss on forward foreign currency contracts	5,742
Variation margin on certain derivative contracts	46,548
Payable for investments purchased	(2,716,079)
Payable for amounts owed to affiliates	(161,456)
Payable for due to broker	15,821
Payable for dividend payable on short positions	12,106
Payable for collateral on certain derivative contracts	(200,000)
Accrued expenses	919
Net realized gain (loss) on:
Investments and securities sold short	4,140,210
Derivatives	(5,333,880)
Net change in unrealized gain (loss) on:
Investments and securities sold short	3,983,946
Derivatives	(49,524)
Net cash provided by operating activities	92,527,181

Cash flows used in financing activities:
Proceeds from sales of shares	26,019,882
Cost of shares redeemed	(121,380,528)
Net cash used in financing activities	(95,360,646)
NET DECREASE IN CASH	$(2,833,465)

Cash:
Beginning of year	$4,618,654
End of year	$1,785,189
Supplemental disclosure:
Cash paid for interest and related fees	15,250

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS LONG SHORT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment loss(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - A	$9.20	$(0.19)	$(0.42)	$(0.61)	$—	$—	$—
2016 - C	9.12	(0.24)	(0.44)	(0.68)	—	—	—
2016 - Institutional	9.23	(0.15)	(0.43)	(0.58)	—	—	—
2016 - IR	9.23	(0.17)	(0.43)	(0.60)	—	—	—
2016 - R	9.18	(0.20)	(0.44)	(0.64)	—	—	—
2015 - A	10.17	(0.18)	(0.77)	(0.95)	— (d)	(0.02)	(0.02)
2015 - C	10.15	(0.25)	(0.76)	(1.01)	—	(0.02)	(0.02)
2015 - Institutional	10.18	(0.13)	(0.78)	(0.91)	(0.02)	(0.02)	(0.04)
2015 - IR	10.18	(0.14)	(0.78)	(0.92)	(0.01)	(0.02)	(0.03)
2015 - R	10.16	(0.20)	(0.76)	(0.96)	—	(0.02)	(0.02)

FOR THE PERIOD ENDED DECEMBER 31,
2014 - A (Commenced September 30, 2014)	10.00	(0.06)	0.23	0.17	—	—	—
2014 - C (Commenced September 30, 2014)	10.00	(0.07)	0.22	0.15	—	—	—
2014 - Institutional (Commenced September 30, 2014)	10.00	(0.04)	0.22	0.18	—	—	—
2014 - IR (Commenced September 30, 2014)	10.00	(0.05)	0.23	0.18	—	—	—
2014 - R (Commenced September 30, 2014)	10.00	(0.05)	0.21	0.16	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(f)	Amount has been revised to exclude prime brokerage expenses relating to short sales.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LONG SHORT FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)		Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)		Ratio of total expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)		Ratio of total expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$8.59	(6.61)%	$5,687	3.45%		2.06%		3.81%		2.42%		(2.16)%		403%
8.44	(7.33)	3,285	4.31		2.81		4.73		3.23		(2.78)		403
8.65	(6.27)	46,497	3.10		1.66		3.49		2.05		(1.69)		403
8.63	(6.48)	1,943	3.22		1.81		3.59		2.18		(1.91)		403
8.54	(6.95)	21	3.88		2.31		4.32		2.75		(2.38)		403
9.20	(9.32)	20,235	2.93		2.10	(f)	3.25		2.42	(f)	(1.82)		468
9.12	(9.99)	5,620	3.70		2.85	(f)	4.01		3.16	(f)	(2.58)		468
9.23	(8.93)	129,206	2.44		1.71	(f)	2.94		2.21	(f)	(1.33)		468
9.23	(9.06)	9,254	2.65		1.86	(f)	2.99		2.20	(f)	(1.43)		468
9.18	(9.49)	23	3.00		2.37	(f)	3.67		3.04	(f)	(1.94)		468

10.17	1.70	543	3.43	(e)	2.14	(e)(f)	5.58	(e)	4.29	(e)(f)	(2.40	)(e)	118
10.15	1.50	62	3.79	(e)	2.88	(e)(f)	5.64	(e)	4.73	(e)(f)	(2.87	)(e)	118
10.18	1.80	52,328	2.18	(e)	1.75	(e)(f)	3.74	(e)	3.31	(e)(f)	(1.47	)(e)	118
10.18	1.80	82	2.71	(e)	1.90	(e)(f)	4.50	(e)	3.69	(e)(f)	(1.77	)(e)	118
10.16	1.60	25	2.82	(e)	2.39	(e)(f)	4.38	(e)	3.95	(e)(f)	(2.11	)(e)	118

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS LONG SHORT FUND

Notes to Financial Statements

December 31, 2016

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Long Short Fund (the “Fund”). The Fund is a non-diversified portfolio and currently offers five classes of shares: Class A, Class C, Institutional, Class IR and Class R Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Class IR and Class R are not subject to a sales charge.

GS Investment Strategies, LLC (“GSIS”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying

GOLDMAN SACHS LONG SHORT FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSIS’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSIS day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSIS regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSIS to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value

GOLDMAN SACHS LONG SHORT FUND

Notes to Financial Statements (continued)

December 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Option Contracts — When the Fund writes call or put option contracts, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

GOLDMAN SACHS LONG SHORT FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A total return swap is an agreement that gives the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

Securities Sold Short — Securities sold short are those securities which the Fund has sold but which it does not own. When the Fund sells a security it does not own, it must borrow the position that was sold and deliver it to the broker through which it made the short sale. In addition, cash and certain investments in securities may be used to collateralize the securities sold short. Each day the securities sold short transaction is open, the liability to replace the borrowed security is marked to market and an unrealized gain or loss is recorded. While the transaction remains open, the Fund may also incur expenses for any dividends or interest which will be paid to the lender of the securities as well as a fee to borrow the delivered security. During the term of the short sale, the value of the securities pledged as collateral on short sales is required to exceed the value of the securities sold short. The market value of securities pledged as collateral is included in the Schedule of Investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSIS believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSIS, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS LONG SHORT FUND

Notes to Financial Statements (continued)

December 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2016:

Investment Type	Level 1	Level 2	Level 3
Assets(a)
Common Stock and/or Other Equity Investments
Asia	$3,899,185	$—	$—
Europe	2,852,802	6,010,455	—
North America	15,357,762	—	—
South America	124,885	—	—
Investment Company	41,747,857	—	—
Total	$63,982,491	$6,010,455	$—
Liabilities(a)
Common Stock and Exchange Traded Funds Sold Short
Asia	$(117,100)	$—	$—
Europe	(84,299)	(558,438)	—
North America	(26,042,665)	—	—
Total	$(26,244,064)	$(558,438)	$—

Derivative Type
Assets
Options Purchased	$2,715,169	$746,794	$—
Forward Foreign Currency Exchange Contracts(b)	—	32,129	—
Total Return Swap Contracts(b)	—	2,145	—
Total	$2,715,169	$781,068	$—
Liabilities
Forward Foreign Currency Exchange Contracts(b)	$—	$(114,981)	$—
Futures Contracts(b)	(49,223)	—	—
Total Return Swap Contracts(b)	—	(24,902)	—
Written Options Contracts	—	(5,985)	—
Total	$(49,223)	$(145,868)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

GOLDMAN SACHS LONG SHORT FUND

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of December 31, 2016. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Equity	Receivable for unrealized gain on swap contracts; Investments, at value	$3,464,108	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts; Written options, at value	$(80,110)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	32,129	Payable for unrealized loss on forward foreign currency exchange contracts	(114,981)
Total		$3,496,237		$(195,091)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts, swap contracts and written options	$(4,101,198)	$1,576,088	494
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	911,920	(210,492)	33
Total		$(3,189,278)	$1,365,596	527

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2016.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for

GOLDMAN SACHS LONG SHORT FUND

Notes to Financial Statements (continued)

December 31, 2016

4. INVESTMENTS IN DERIVATIVES (continued)

each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following table sets forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2016:

	Derivative Assets(1)				Derivative Liabilities(1)				Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Options Written	Total
Bank of America Securities LLC	$49,107	$—	$—	$49,107	$—	$—	$—	$—	$49,107	$(49,107)	$—
Credit Suisse International (London)	—	2,145	—	2,145	(24,902)	—	—	(24,902)	(22,757)	22,757	—
Deutsche Bank AG	288,891	—	—	288,891	—	—	(5,985)	(5,985)	282,906	(120,000)	162,906
Morgan Stanley & Co. International PLC	408,796	—	32,129	440,925	—	(114,981)	—	(114,981)	325,944	—	325,944
Total	$746,794	$2,145	$32,129	$781,068	$(24,902)	$(114,981)	$(5,985)	$(145,868)	$635,200	$(146,350)	$1,124,050

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSIS manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSIS is entitled to a management fee, accrued daily

GOLDMAN SACHS LONG SHORT FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets. For the fiscal year ended December 31, 2016, contractual and effective net management fees with GSIS were at the following rates:

Contractual Management Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Management Rate	Effective Net Management Rate*^
1.60%	1.44%	1.37%	1.34%	1.60%	1.50%

*	GSIS has agreed to waive a portion of its management fee payable by the Fund in an amount equal to any management fee it earns as an investment adviser to any of the affiliated funds in which the Fund invests through at least April 29, 2017. Prior to such date GSIS may not terminate the arrangement without the approval of the Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Fund invests in the Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSIS has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Fund invests. For the fiscal year ended, GSIS waived $98,043 of the Fund’s management fee.

B.  Distribution and Service Plans — The Trust, on behalf of the Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on the Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2016, Goldman Sachs advised that it retained $673 of Class A Shares and $6 of Class C Shares.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSIS has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, dividend and interest payments on securities sold short, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSIS for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund are 0.114%. These Other Expense limitations will remain in place through at least April 29, 2017, and prior to such date GSIS may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may

GOLDMAN SACHS LONG SHORT FUND

Notes to Financial Statements (continued)

December 31, 2016

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
$98,043	$296,116	$394,159

F.  Line of Credit Facility — As of December 31, 2016, the Fund participated in a committed revolving line of credit facility with a major financial institution. Pursuant to the terms of the facility, the Fund may borrow an aggregate amount up to $10,000,000. The interest rate on borrowings is based on market rates. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2016, the Fund did not have any borrowings under the facility.

G.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2016 , Goldman Sachs earned $785 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

The table below shows the transactions in and earnings from investments in the affiliated Underlying Fund for the fiscal year ended December 31, 2016:

Underlying Fund	Market Value 12/31/15	Purchases at Cost	Proceeds from Sales	Market Value 12/31/16	Dividend Income
Goldman Sachs Financial Square Government Fund — Institutional Shares	$81,330,466	$404,450,156	$(444,032,765)	$41,747,857	$168,636

As of December 31, 2016, The Goldman Sachs Group (“GSG”), Inc. was the beneficial owner of approximately 50% and 100% of Institutional and Class R Shares, respectively, of the Fund.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2016, were $278,640,636 and $356,598,686, respectively.

7. TAX INFORMATION

There were no distributions paid during the fiscal year ended December 31, 2016.

The tax character of distributions paid during the fiscal year ended December 31, 2015 was $666,595 from ordinary income.

GOLDMAN SACHS LONG SHORT FUND

7. TAX INFORMATION (continued)

As of December 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$—
Undistributed long-term capital gains	—
Total undistributed earnings	$—
Capital loss carryforwards:
Perpetual Short-term	$(28,287,822)
Perpetual Long-term	(4,701,964)
Total capital loss carryforwards	$(32,989,786)
Timing differences (Post October Loss Deferral and Straddle Loss Deferral)	$(878,896)
Unrealized gains (losses) — net	(1,096,173)
Total accumulated earnings (losses) net	$(34,964,855)

As of December 31, 2016, the Fund’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$72,994,506
Gross unrealized gain	3,986,091
Gross unrealized loss	(3,525,688)
Net unrealized gain on securities	$460,403
Net unrealized loss on other investments	(1,556,576)
Net unrealized losses	$(1,096,173)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and options contracts, net mark to market on foreign currency contracts and differences in the treatment of swap transactions and underlying fund investments.

In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund’s and result primarily from net operating losses, and differences in the tax treatment of foreign currency transactions and underlying fund investments.

Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)	Paid in Capital
$(1,184,767)	$2,079,451	$(894,684)

GSIS has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS LONG SHORT FUND

Notes to Financial Statements (continued)

December 31, 2016

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, it will subject the Fund, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense

GOLDMAN SACHS LONG SHORT FUND

8. OTHER RISKS (continued)

ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make the Fund more volatile. When the Fund uses leverage, the sum of the Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. The Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Sector Risk — To the extent the Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund will be subject, to a greater extent than if its investments were diversified across sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

Short Position Risk — The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSIS believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS LONG SHORT FUND

Notes to Financial Statements (continued)

December 31, 2016

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSIS has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Long Short Fund

	For the Fiscal Year Ended December 31, 2016		For the Fiscal Year Ended December 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	367,388	$3,200,184	3,093,006	$31,041,694
Reinvestment of distributions	—	—	5,248	47,671
Shares redeemed	(1,903,802)	(16,166,775)	(952,835)	(8,873,843)
	(1,536,414)	(12,966,591)	2,145,419	22,215,522
Class C Shares
Shares sold	112,534	981,495	732,249	7,413,168
Reinvestment of distributions	—	—	1,020	9,146
Shares redeemed	(339,410)	(2,868,775)	(123,450)	(1,138,389)
	(226,876)	(1,887,280)	609,819	6,283,925
Institutional Shares
Shares sold	1,727,293	15,130,395	19,243,095	197,141,958
Reinvestment of distributions	—	—	62,998	576,639
Shares redeemed	(10,342,887)	(88,298,881)	(10,452,796)	(101,054,018)
	(8,615,594)	(73,168,486)	8,853,297	96,664,579
Class IR Shares
Shares sold	741,054	6,687,593	2,360,467	24,427,963
Reinvestment of distributions	—	—	3,229	29,450
Shares redeemed	(1,518,302)	(12,983,982)	(1,369,341)	(12,845,028)
	(777,248)	(6,296,389)	994,355	11,612,385
Class R Shares
Reinvestment of distributions	—	—	4	39
	—	—	4	39
NET INCREASE (DECREASE)	(11,156,132)	$(94,318,746)	12,602,894	$136,776,450

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of the

Goldman Sachs Long Short Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Long Short Fund (the “Fund”), a fund of the Goldman Sachs Trust, as of December 31, 2016, and the results of its operations, the changes in its net assets, cash flows and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 24, 2017

GOLDMAN SACHS LONG SHORT FUND

Fund Expenses — Six Month Period Ended December 31, 2016 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Class IR, and Class R Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Class IR, and Class R Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016, which represents a period of 184 days in a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Long Short Fund
Share Class	Beginning Account Value 7/1/16	Ending Account Value 12/31/16		Expenses Paid for the 6 months ended 12/31/16*
Class A
Actual	$1,000.00	$1,022.60		$19.42
Hypothetical 5% return	1,000.00	1,005.93	+	19.26
Class C
Actual	1,000.00	1,018.10		23.33
Hypothetical 5% return	1,000.00	1,002.01	+	23.15
Institutional
Actual	1,000.00	1,023.70		17.55
Hypothetical 5% return	1,000.00	1,007.79	+	17.41
Class IR
Actual	1,000.00	1,022.50		17.90
Hypothetical 5% return	1,000.00	1,007.44	+	17.76
Class R
Actual	1,000.00	1,020.30		21.23
Hypothetical 5% return	1,000.00	1,004.12	+	21.06

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Class IR	Class R
Long Short Fund+	3.82%	4.60%	3.45%	3.52%	4.18%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS LONG SHORT FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 74	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				142	None
Kathryn A. Cassidy Age: 62	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Diana M. Daniels Age: 67	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Herbert J. Markley Age: 66	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Jessica Palmer Age: 67	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

GOLDMAN SACHS LONG SHORT FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 56	Trustee	Since 2013	Mr. Templin is retired. He recently served as Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Gregory G. Weaver Age: 65	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	Verizon Communications Inc.

42

GOLDMAN SACHS LONG SHORT FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 54	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	140	None
Alan A. Shuch Age: 67	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2016. Alan A. Shuch served as Trustee until his retirement from the board on December 31, 2016.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2016, Goldman Sachs Trust consisted of 92 portfolios (89 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 15 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

43

GOLDMAN SACHS LONG SHORT FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 39	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2016.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

44

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.15 trillion in assets under supervision as of December 31, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3,4]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund[5]
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Fixed Income Macro Strategies Fund

Fundamental Equity

∎	Growth and Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Focused Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Growth Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Dynamic U.S. Equity Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund[6]
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Dynamic Allocation Fund
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund[7]
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[5]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[6]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[7]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy John P. Coblentz, Jr. Diana M. Daniels James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GS INVESTMENT STRATEGIES, LLC Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-526-7384; and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of December 31, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Goldman Sachs does not provide legal, tax or accounting advice to its clients. All investors are strongly urged to consult with their legal, tax, or accounting advisors regarding any potential transactions or investments. There is no assurance that the tax status or treatment of a proposed transaction or investment will continue in the future. Tax treatment or status may be changed by law or government action in the future or on a retroactive basis.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2017 Goldman Sachs. All rights reserved. 81736-TMPL-02/2017-476411 LONGSHAR-17/586

Goldman Sachs Funds

Annual Report	December 31, 2016

Real Estate Securities Funds
Global Real Estate Securities
International Real Estate Securities
Real Estate Securities

Goldman Sachs Real Estate Securities Funds

∎	GLOBAL REAL ESTATE SECURITIES

∎	INTERNATIONAL REAL ESTATE SECURITIES

∎	REAL ESTATE SECURITIES

Portfolio Management Discussions and Performance Summaries	2

Index Definitions	26

Schedules of Investments	27

Financial Statements	32

Financial Highlights	36

Notes to Financial Statements	42

Report of Independent Registered Public Accounting Firm	58

Other Information	59

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

What Differentiates the Goldman Sachs

Real Estate Securities Investment Process?

The Goldman Sachs Global Real Estate Securities, International Real Estate Securities and Real Estate Securities

Funds seek to generate long-term growth of capital and dividend income by investing primarily in real estate industry companies, including real estate investment trusts (“REITs”), on an international or domestic basis, respectively. REITs which offer daily liquidity have historically strong returns, low volatility and low correlation to traditional asset classes.

Goldman Sachs’ Real Estate Securities Investment Process

Buy high quality companies.

We seek to purchase those companies that combine strong market exposures, management teams, capital structures and growth prospects.

Buy at a reasonable price.

We seek to consistently select securities that are trading at discounts to their intrinsic value.

Diversification reduces risk.

We seek to diversify the portfolio holdings based on property type and geographic markets to manage risk without compromising returns.

Team Based:

Portfolio decisions are made by the entire team.

Continuous Scrutiny:

Market, industry and company developments are reviewed daily.

Fundamental Analysis:

Portfolio holdings are determined by the risk/reward characteristics of an issuer and the team’s conviction in the overall business and management’s ability to create value.

Real estate securities portfolio that:

∎	is a high quality portfolio that is strategically positioned for long-term growth potential

∎	is a result of bottom-up stock selection with a focus on long-term investing

1

PORTFOLIO RESULTS

Goldman Sachs Global Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs Global Real Estate Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated average annual total returns, without sales charges, of 0.82%, 0.11%, 1.30%, 1.05%, 0.57% and 1.31%, respectively. These returns compare to the 4.97% average annual total return of the Fund’s benchmark, the FTSE EPRA/NAREIT Developed Index (Gross, USD, Unhedged) (the “FTSE Index”) during the same period.

Q	What economic and market factors most influenced the global real estate securities market as a whole during the Reporting Period?

A	For the Reporting Period overall, the global real estate securities market, as measured by the FTSE Index, gained 4.97%.

During the first quarter of 2016, accommodative global monetary policies were supportive of the global real estate securities market. (Accommodative monetary policy is when a central bank attempts to expand the overall money supply or implements other strategies to boost the economy when growth is slowing.) Canada and Australia were the top performing markets, while Hong Kong and the U.K. underperformed. Canada benefited from a rebound in commodity prices, while investors were cautious on the U.K. given concerns about the then-upcoming U.K. referendum on European Union membership and the uncertainty it created for businesses.

During the second quarter of 2016, Canada was again a top performing market as was the U.S., while the U.K. and continental Europe underperformed. The Canadian and U.S. markets were supported by strong, stable rental rates and positive yield outlooks amidst an accommodative financing environment. The U.K. underperformed the FTSE Index, as investors were left surprised by Britain’s decision to exit the European Union and grew increasingly concerned over the uncertainty the Brexit vote, as it is popularly known, fostered.

During the third quarter of 2016, there was a sharp reversal. Hong Kong and continental Europe were the top performing markets, while Canada and the U.S. lagged the FTSE Index. The Hong Kong property sector was driven higher by robust home prices and sales volume momentum during the quarter. In continental Europe, fears of a Brexit contagion were dispersed, and the market performed well on the back of improving credit growth, consumption and a turnaround of a disinflationary environment. In Canada, real estate reversed its pattern of strong year-to-date performance despite no changes in fundamentals. In the U.S., REITs pulled back along with other high-yielding sectors, as U.S. Treasury rates climbed higher.

Following three consecutive quarters of gains in the calendar year, the global real estate securities market declined during the fourth quarter of 2016. Hong Kong and Singapore were the worst performing markets, while no region offered positive absolute returns. The global real estate market pulled back largely on adverse currency movements and rising interest rates, with rate parity and strengthening U.S. economic prospects driving a strong U.S. dollar. Fundamentally, tenant demand and the financing environment in the global real estate market remained favorable.

For the Reporting Period overall, Canada and Australia were the top performing markets within the FTSE Index, while the U.K. was by far the weakest performer and indeed the only market in the FTSE Index to generate a negative absolute return.

2

PORTFOLIO RESULTS

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the FTSE Index during the Reporting Period. Stock selection in the U.S. detracted most. Having a modestly overweighted allocation to Japan, which lagged the FTSE Index during the Reporting Period, and having a position in cash when the FTSE Index gained ground also hurt. Stock selection in Singapore and Hong Kong added value as well.

Q	Which positions detracted significantly from the Fund’s performance during the Reporting Period?

A	Big Yellow Group, a leading self-storage operator in the U.K., was the top detractor from the Fund’s results during the Reporting Period. Its shares slumped in the second quarter of 2016 as part of a broad decline in U.K. securities following the U.K.’s vote to leave the European Union. Despite the underperformance, at the end of the Reporting Period, we believed strong tailwinds from price and occupancy increases had the potential to lead to substantial sales growth for Big Yellow Group. Additionally, we were positive on Big Yellow Group’s dynamic pricing model that ensures increased incremental pricing as occupancy increases, which, in turn, enables the company to potentially maximize revenue per store.

Life Storage, an owner and operator of self-storage properties, was also a top detractor from the Fund’s performance during the Reporting Period. Its shares fell after the company announced weaker than market-expected second quarter 2016 earnings and lowered future guidance in light of a deceleration in same-store revenue growth. Despite its underperformance, at the end of the Reporting Period, we remained positive on the newly-created Life Storage following Sovran Self Storage’s July 2016 acquisition of Life Storage and its subsequent rebranding. In our view, the acquisition strengthens the company’s overall scale and platform and improves its geographic exposure to high growth markets on the U.S.’s west coast. Finally, while new supply increased during the Reporting Period, we believe self-storage industry fundamentals remain relatively healthy in the context of the broader real estate cycle. We further believe valuations at the end of the Reporting Period were attractive given the high growth and low capital requirements of the industry’s business model.

Q	What were some of the Fund’s best-performing individual holdings?

A	Equity Residential, a U.S. multifamily REIT, was the top positive contributor to the Fund’s performance during the Reporting Period. We initiated a Fund position in Equity Residential in August 2016 on the view that its shares had come under pressure after its management cut revenue guidance three different times since announcing initial future guidance for 2016 in the fourth quarter of 2015. In addition, investors grew concerned about the company’s concentrated exposure in the coastal markets following the sales of its suburban assets to Starwood Property Trust. We believed these fears were being overly discounted into the stock’s valuation. Following several quarters of weakness at the beginning of 2016, Equity Residential reversed its pattern of negative performance, and its shares traded up toward what we considered to be more normal valuations. At the end of the Reporting Period, we continued to like what we viewed as Equity Residential’s strong balance sheet and high quality portfolio of assets.

A position in Japan Retail Fund Investment, a large Japan-based retail REIT, was also a top positive contributor to the Fund’s relative returns during the Reporting Period. Its shares gained after the Bank of Japan introduced negative interest rates at the end of January 2016. Despite market volatility seen during the Reporting Period and despite a gradual strengthening of the Japanese yen, each of which would typically have an adverse effect on the sector, Japanese REITs, known as J-REITs, appreciated broadly during the first half of 2016 given what many consider to be their attractive relative yield and ability to provide income in a lower yielding, uncertain environment. Indeed, this dynamic led to strong performance for large-cap J-REITs broadly and for Japan Retail Fund Investment in particular during the Reporting Period. Overall, we remained confident in Japan Retail Fund Investment’s high quality management team and portfolio of assets. However, following the stock’s substantial gains, its shares reached our price target, and so we exited the position in favor of opportunities where we saw greater risk-adjusted return potential.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

In addition to the purchase of Equity Residential, already mentioned, we initiated a Fund position in Orix J-REIT, a Japanese REIT that invests in offices, rental housing and hotels. In our view, at the time of purchase, Orix J-REIT was reasonably valued based on our forward growth expectations

3

PORTFOLIO RESULTS

for the company. Additionally, we are constructive on the company’s management team and potential for dividend yield growth, and we have been encouraged by its focus on improving the company’s portfolio of assets.

In addition to the sale of Japan Retail Fund Investment, already mentioned, we sold the Fund’s position in Mitsui Fudosan, a diversified Japanese real estate company, during the Reporting Period. Mitsui Fudosan performed well during the first half of 2016, as our original investment thesis of favorable supply/demand office dynamics and a weakening Japanese yen played out. Although we continue to view the Tokyo office market favorably, we see potential headwinds for Mitsui Fudosan’s condominium business after a period of strong performance. We ultimately decided to sell the Fund’s position to pursue other opportunities that offer more pure exposure to the Tokyo office market.

We exited the Fund’s position in Ventas, a REIT focused on senior housing and health care properties. Though we remain optimistic on the long-term prospects of the company, specifically, its management’s consistent track record of dividend growth and the company’s diversified asset footprint and strong balance sheet, we sold the security after it hit our price target and its valuation, in our view, became too high relative to its value.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making regional, country or subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its regional or subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, the Fund’s exposure to continental Europe increased relative to the FTSE Index during the Reporting Period and its relative exposures to the U.K. and U.S. decreased. We also eliminated the Fund’s position in China during the Reporting Period, which is not a component of the FTSE Index.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a country perspective, the Fund was overweighted relative to the FTSE Index in continental Europe and was underweighted relative to the FTSE Index in the U.K. and Hong Kong. The Fund was rather neutrally weighted compared to the FTSE Index in the other constituent countries of the FTSE Index at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed that global REITs can continue to generate positive returns in 2017 given a favorable supply picture and reasonable demand in most sectors. We felt the monetary and fiscal policy outlook in the U.S. may attract increased domestic and international capital, and a strengthened U.S. dollar may benefit international REITs via a better trade position and a healthy amount of imported inflation.

Recent data points in the U.K., continental Europe and Japan, in our view, may suggest an escape from prolonged disinflation, which could lead to indexed rental uplift due to a common commercial lease structure. Anticipating an eventual rate hike, most international REITs have locked in low-cost debt funding whenever available and have generally maintained, in our opinion, strong balance sheets in the wake of the Great Recession. Despite some rise of both the short-term and long-term end of the rate curve for a few major countries, we observed that the funding environment for REITs remains open and inexpensive relative to the outlook of the long-term cash yield from REITs’ underlying assets. In our view, REITs’ attractive yield remains a key driver of global capital, as investors review their asset class allocations. We believe this favorable backdrop may allow REITs to deploy capital toward high quality projects to potentially drive future growth. Global markets were punctuated by major political events during the Reporting Period, and we anticipate 2017 may not be too different for continental Europe. However, we believe REITs can stave off this risk and ultimately reflect their underlying fundamentals and yield advantage.

In the U.S., from a fundamental perspective, we remain constructive on the REIT asset class given reasonably favorable demand and low vacancy rates across most sectors. While new supply is growing due to the attractive spread, or differential, between development yields and capitalization rates, it is still below both demand and the long-term average, and we believe this could lead to further increases in occupancy levels and rental rates. (Capitalization rate, is a rate of return on a real estate investment property based on the expected income that the property will generate. Capitalization rate is used to estimate the investor’s potential return on his or her investment.) This encouraging

4

PORTFOLIO RESULTS

fundamental backdrop, coupled with a solid financing environment, could support additional gains, in our view. Furthermore, we feel REITs could experience a continued increase in investor demand due to record levels of private capital, which has yet to be invested, as well as foreign and institutional investors increasing their allocations to the space due to global uncertainty. In addition, we view the environment as beneficial to the investment attributes of the asset class and believe REITs should continue to be viewed favorably by investors, especially relative to fixed income. If rising interest rates coincide with stronger economic growth, then stronger pricing power and net operating income growth should offset any potential negative impact on REIT valuations. We believe that, unlike fixed income, most REITs operate dynamic businesses, which can still create value and growth even with rising interest rates.

As fundamental, bottom-up investors, we believe we are seeing opportunities that go beyond the headline risks associated with certain regions. We intend to continue to focus our approach on those companies that have well-capitalized balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure and a strong management team with a sound reinvestment strategy. Overall, we believe that global REITs can continue to offer attractive liquidity and risk-adjusted returns, relative to fixed income and direct real estate in particular, given their potential yield, growth, diversification and inflation hedge benefits. On a stock by stock basis, we believe opportunities abound after the recent price correction.

5

FUND BASICS

Global Real Estate Securities Fund

as of December 31, 2016

PERFORMANCE REVIEW
January 1, 2016–December 31, 2016	Fund Total Return (based on NAV)[1]	FTSE EPRA/NAREIT Developed Index (Gross, USD, Unhedged)[2]
Class A	0.82%	4.97%
Class C	0.11	4.97
Institutional	1.30	4.97
Class IR	1.05	4.97
Class R	0.57	4.97
Class R6	1.31	4.97

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The FTSE EPRA/NAREIT Developed Index is designed to measure the stock performance of companies engaged in specific real estate activities of the North American, European and Asian real estate markets. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/16	One Year	Since Inception	Inception Date
Class A	-4.73%	0.55%	8/31/15
Class C	-0.93	4.10	8/31/15
Institutional	1.30	5.32	8/31/15
Class IR	1.05	5.10	8/31/15
Class R	0.57	4.63	8/31/15
Class R6	1.31	5.34	8/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end or cumulative total returns for periods of 1 year or less. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.40%	13.61%
Class C	2.15	14.38
Institutional	1.00	13.24
Class IR	1.15	13.39
Class R	1.65	13.87
Class R6	0.98	13.22

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 29, 2017, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/16[5]
Holding	% of Total Net Assets	Subsectors	Country
Simon Property Group, Inc. (REIT)	5.5%	Retail	United States
Public Storage (REIT)	3.7	Industrial	United States
AvalonBay Communities, Inc. (REIT)	3.6	Residential	United States
Vornado Realty Trust (REIT)	3.5	Diversified	United States
Mid-America Apartment Communities, Inc. (REIT)	3.3	Residential	United States
Boston Properties, Inc. (REIT)	3.2	Office	United States
Brixmor Property Group, Inc. (REIT)	2.7	Retail	United States
Equity Residential (REIT)	2.7	Residential	United States
Vonovia SE	2.7	Residential	Germany
Orix JREIT, Inc. (REIT)	2.6	Diversified	Japan

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

7

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of December 31, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall country allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

8

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Performance Summary

December 31, 2016

The following graph shows the value as of December 31, 2016, of a $1,000,000 investment made on August 31, 2015 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the FTSE EPRA/NAREIT Developed Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Global Real Estate Securities Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from August 31, 2015 through December 31, 2016.

Average Annual Total Return through December 31, 2016	One Year	Since Inception
Class A (Commenced August 31, 2015)
Excluding sales charges	0.82%	4.87%
Including sales charges	-4.73%	0.55%

Class C (Commenced August 31, 2015)
Excluding contingent deferred sales charges	0.11%	4.10%
Including contingent deferred sales charges	-0.93%	4.10%

Institutional (Commenced August 31, 2015)	1.30%	5.32%

Class IR (Commenced August 31, 2015)	1.05%	5.10%

Class R (Commenced August 31, 2015)	0.57%	4.63%

Class R6 (Commenced August 31, 2015)	1.31%	5.34%

9

PORTFOLIO RESULTS

Goldman Sachs International Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs International Real Estate Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R6 Shares generated average annual total returns, without sales charges, of -1.84%, -2.65%, -1.63%, -1.57% and -1.61%, respectively. These returns compare to the 1.96% average annual total return of the Fund’s benchmark, the FTSE EPRA/NAREIT Developed ex-US Real Estate Index (Gross, USD, Unhedged) (the “Real Estate Index”) during the same period.

Q	What economic and market factors most influenced the international real estate securities market as a whole during the Reporting Period?

A	For the Reporting Period overall, the international real estate securities market, as measured by the Real Estate Index, underperformed the U.S. real estate securities market, as measured by the Wilshire Real Estate Securities Index (with dividends reinvested), by more than five percentage points, but outperformed the broad international equity market, as measured by the MSCI EAFE® Index (net), by nearly a full percentage point.

During the first quarter of 2016, the Real Estate Index increased solidly. Accommodative global monetary policies were supportive of the international real estate securities market. (Accommodative monetary policy is when a central bank attempts to expand the overall money supply or implements other strategies to boost the economy when growth is slowing.) During the first quarter of 2016, Canada and Australia were the top performing markets in the Real Estate Index, while Hong Kong and the U.K. underperformed. Canada benefited from a rebound in commodity prices, while investors were cautious on the U.K. given concerns about the then-upcoming referendum about membership in the European Union and the uncertainty that referendum had created for businesses.

The Real Estate Index then posted virtually flat, albeit modestly positive, returns during the second quarter of 2016. For the second quarter of 2016, Canada and Australia were again the top performing markets, while the U.K. and continental Europe underperformed. Canada and Australia each benefited from relatively stable rental rates and positive yield outlooks. The U.K. underperformed, as investors were left surprised by the outcome of the U.K.’s vote to leave the European Union, popularly known as Brexit.

During the third quarter of 2016, Hong Kong and continental Europe were the top performing markets, while Canada and Japan underperformed. The Hong Kong property sector was driven higher by robust home prices and sales volume momentum during the quarter. In continental Europe, fears of a Brexit contagion were dispersed, and the market performed well on the back of improving credit growth, consumption, and a turnaround of a disinflationary environment. In Canada, real estate reversed its pattern of strong year-to-date performance despite no changes in fundamentals. The Japanese market was negatively affected by the strength of the yen.

After three consecutive quarters of gains in 2016, the international real estate securities market declined during the fourth quarter of 2016. During the quarter, Hong Kong and Singapore were the worst performing markets, while no region offered positive absolute returns. The international real estate securities market pulled back largely on adverse currency movements, with interest rate parity and strengthening U.S. economic prospects driving a stronger U.S. dollar. Fundamentally, tenant demand and the financing environment in the international real estate securities market remained favorable.

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PORTFOLIO RESULTS

For the Reporting Period overall, the strongest markets in the Real Estate Index were Canada and Australia. Conversely, the only country within the Real Estate Index to post negative returns during the Reporting Period as a whole was the U.K.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Real Estate Index on a relative basis during the Reporting Period. Stock selection in Japan, the U.K. and continental Europe detracted most from the Fund’s relative results. Having an underweighted allocation to Canada, the strongest performer in the Real Estate Index during the Reporting Period, and having exposure to China, which is not a component of the Real Estate Index and which underperformed the Real Estate Index, also detracted from performance. Having a position in cash when the Real Estate Index gained ground further dampened relative results. Partially offsetting these detractors was stock selection in Singapore and positioning in Hong Kong, which contributed positively but modestly. Having an underweighted allocation to the U.K., the weakest constituent of the Real Estate Index during the Reporting Period, also buoyed results.

Q	Which positions detracted significantly from the Fund’s performance during the Reporting Period?

A	Kennedy Wilson Real Estate, a U.K.-based real estate company that owns assets in the U.K, Ireland and Spain, was the top detractor from the Fund’s relative returns during the Reporting Period. In June 2016, its shares fell precipitously following the U.K. Brexit vote, which created heightened economic uncertainty and adversely impacted U.K.-domiciled companies with high domestic exposure. Despite uncertainty with the U.K. economy post-Brexit, we remained confident at the end of the Reporting Period in Kennedy Wilson Real Estate’s high quality assets, many of which are favorably characterized by long-term leases and strong occupancy rates. Going forward, we believe that Kennedy Wilson Real Estate may well benefit from its exposure to Spain and Ireland, as we believe both economies could potentially demonstrate strong growth.

Shares of Derwent London, an office landlord in London, declined significantly during the Reporting Period largely due to negative investor sentiment surrounding the Brexit referendum and its aftermath. In our view, these concerns were being overly discounted into the stock’s valuation, and we believed investors were not fully appreciating what we considered to be the company’s attractive fundamentals. In addition, we were encouraged that vacancy rates remained low, and rental rates were strong for Derwent London during the Reporting Period. Nevertheless, following the market volatility after the U.K. referendum vote, we decided to exit the position in favor of opportunities with what we felt had greater upside potential.

Q	What were some of the Fund’s best-performing individual holdings?

A	A position in Japan Retail Fund Investment, a large Japan-based retail REIT, was a top positive contributor to the Fund’s relative returns during the Reporting Period. Its shares gained after the Bank of Japan introduced negative interest rates at the end of January 2016. Despite market volatility seen during the Reporting Period and despite a gradual strengthening of the Japanese yen, each of which would typically have an adverse effect on the sector, Japanese REITs, known as J-REITs, appreciated broadly during the first half of 2016 given what many consider to be their attractive relative yield and ability to provide income in a lower yielding, uncertain environment. Indeed, this dynamic led to strong performance for large-cap J-REITs broadly and for Japan Retail Fund Investment in particular during the Reporting Period. Overall, we remained confident in Japan Retail Fund Investment’s high quality management team and portfolio of assets.

Comforia Residential REIT, a Tokyo-based apartment REIT, was also a top contributor to the Fund’s relative returns. The favorable supply/demand backdrop in the Tokyo multi-family market contributed to Comforia Residential REIT’s strong performance. Demand remained strong throughout the Reporting Period, as the broader working age group in Japan continued to favor renting over buying. At the end of the Reporting Period, we expected the strength of Comforia Residential REIT’s asset quality and variable lease structure associated with its Tokyo-focused portfolio to lead to robust rental income growth. However, we believe the improving rental outlook in Tokyo was already reflected in its stock price, and so we ultimately decided to exit the position in favor of higher conviction ideas.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used forward contracts to equitize cash. This detracted from results during the Reporting Period.

11

PORTFOLIO RESULTS

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	We established a new Fund position in Nippon Building Fund, Japan’s largest REIT focused on the Tokyo office market. We were constructive on Nippon Building Fund’s exposure to the Tokyo office recovery and on what we consider to be its high quality asset portfolio and management team. At the time of purchase, we believed its shares were trading at a favorable valuation.

We initiated a Fund position in real estate investment corporation Nomura Real Estate Master Fund after the company acquired Top REIT, Inc. in an all-share transaction. Following the acquisition, we viewed Nomura Real Estate Master Fund positively given what we felt was its favorable valuation, improved leadership and the overall quality of its diversified portfolio.

As mentioned earlier, we exited the Fund’s positions in Derwent London and Comforia Residential REIT during the Reporting Period.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making regional, country or subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its regional or subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to Australia and continental Europe increased relative to the Real Estate Index, and its exposure to Hong Kong and the U.K. decreased relative to the Real Estate Index. The Fund’s position in cash increased during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a country perspective, the Fund was overweight relative to the Real Estate Index in Japan and continental Europe, though it was underweight in Germany and Sweden. The Fund was underweight relative to the Real Estate Index in the U.K., Hong Kong and Singapore. The Fund was rather neutrally weighted compared to the Real Estate Index in the other constituent countries of the Real Estate Index at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we believed that international REITs can continue to generate positive returns in 2017 given a favorable supply picture and reasonable demand in most sectors. The monetary and fiscal policy outlook in the U.S. may attract increased domestic and international capital, and a strengthened U.S. dollar may benefit international REITs via a better trade position and a healthy amount of imported inflation.

Recent data points in the U.K., continental Europe and Japan, in our view, may suggest an escape from the prolonged disinflation, which could lead to indexed rental uplift due to a common commercial lease structure. Anticipating an eventual rate hike, most international REITs have locked in low-cost debt funding whenever available and have generally maintained, in our opinion, strong balance sheets in the wake of the Great Recession. Despite some rise of both the short-term and long-term end of the rate curve for a few major countries, we observed that the funding environment for REITs remains open and inexpensive relative to the outlook of the long-term cash yield from REITs’ underlying assets. REITs’ attractive yield remains a key driver of global capital, as investors review their asset class allocations. We believe this favorable backdrop may allow REITs to deploy capital toward high quality projects to potentially drive future growth. Global markets were punctuated by major political events during the Reporting Period, and we anticipate 2017 may not be too different for continental Europe. However, we believe REITs can stave off this risk and ultimately reflect their underlying fundamentals and yield advantage.

Looking ahead, we believe REITs offer attractive liquidity and risk-adjusted returns, relative to fixed income and direct real estate in particular, given their potential yield, growth, diversification and inflation hedge benefits. On a stock by stock basis, we believe opportunities abound around the world after the recent price correction. As fundamental, bottom-up investors, we believe we are seeing opportunities that go beyond the headline risks associated with certain regions. We intend to continue to focus our approach on those companies that have what we consider to be well-capitalized balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure and a strong management team with a sound reinvestment strategy.

12

FUND BASICS

International Real Estate Securities Fund

as of December 31, 2016

PERFORMANCE REVIEW
January 1, 2016–December 31, 2016	Fund Total Return (based on NAV)[1]	FTSE EPRA/NAREIT Developed ex US Real Estate Index (Gross, USD, Unhedged)[2]
Class A	-1.84%	1.96%
Class C	-2.65	1.96
Institutional	-1.63	1.96
Class IR	-1.57	1.96
Class R6	-1.61	1.96

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The FTSE EPRA/NAREIT Developed ex US Real Estate Index (Gross, USD, Unhedged) is a market capitalization weighted index comprised of REITs and non-REITs within the international (global ex U.S.) real estate securities market. The market capitalization for each constituent is adjusted for free float. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/16	One Year	Five Year	Ten Year	Since Inception	Inception Date
Class A	-7.16%	6.65%	-2.45%	-0.54	7/31/06
Class C	-3.62	7.07	-2.60	-0.72	7/31/06
Institutional	-1.63	8.28	-1.65	0.26	7/31/06
Class IR	-1.57	8.16	N/A	-2.21	11/30/07
Class R6	-1.61	N/A	N/A	-4.65	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end or cumulative total returns for periods of 1 year or less. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR Shares and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

13

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.39%	1.62%
Class C	2.14	2.37
Institutional	0.99	1.22
Class IR	1.14	1.37
Class R6	0.97	1.15

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 29, 2017, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 12/31/16[5]
Holding	% of Total Net Assets	Line of Business	Country
Unibail-Rodamco SE (REIT)	5.70%	Retail	France
Mitsubishi Estate Co. Ltd.	5.3	Diversified	Japan
Sun Hung Kai Properties Ltd.	4.9	Diversified	Hong Kong
Vonovia SE	4.9	Residential	Germany
Klepierre (REIT)	3.9	Retail	France
Sumitomo Realty & Development Co. Ltd.	3.7	Diversified	Japan
GPT Group (The) (REIT)	3.7	Diversified	Australia
Nippon Building Fund, Inc. (REIT)	3.7	Office	Japan
Nomura Real Estate Master Fund, Inc. (REIT)	3.6	Diversified	Japan
Hongkong Land Holdings Ltd.	3.4	Office	Hong Kong

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

14

FUND BASICS

FUND VS. BENCHMARK COUNTRY ALLOCATION[6]
As of December 31, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall country allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

15

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Performance Summary

December 31, 2016

The following graph shows the value as of December 31, 2016, of a $1,000,000 investment made on January 1, 2007 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the FTSE EPRA/NAREIT Developed Ex-US Real Estate Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Real Estate Securities Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 1, 2007 through December 31, 2016.

Average Annual Total Return through December 31, 2016	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced July 31, 2006)
Excluding sales charges	-1.84%	7.87%	-1.89%	0.00%
Including sales charges	-7.16%	6.65%	-2.45%	-0.54%

Class C (Commenced July 31, 2006)
Excluding contingent deferred sales charges	-2.65%	7.07%	-2.60%	-0.72%
Including contingent deferred sales charges	-3.62%	7.07%	-2.60%	-0.72%

Institutional (Commenced July 31, 2006)	-1.63%	8.28%	-1.65%	0.26%

Class IR (Commenced November 30, 2007)	-1.57%	8.16%	N/A	-2.21%

Class R6 (Commenced July 31, 2015)	-1.61%	N/A	N/A	-4.65%

16

PORTFOLIO RESULTS

Goldman Sachs Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs Real Estate Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR. R and R6 Shares generated average annual total returns, without sales charges, of 5.38%, 4.56%, 5.81%, 5.20%, 5.65%, 5.08% and 5.77%, respectively. These returns compare to the 7.61% average annual total return of the Fund’s benchmark, the Wilshire U.S. Real Estate Securities Index (with dividends reinvested) (the “Wilshire Index”) during the same period.

Q	What economic and market factors most influenced the U.S. real estate securities market as a whole during the Reporting Period?

A	The U.S. real estate securities market, as represented by the Wilshire Index, posted solid positive absolute returns during the Reporting Period but lagged the broad U.S. equity market, as represented by the S&P 500® Index, which was up 11.93% for the same period.

Throughout the first half of 2016, the Wilshire Index increased solidly. Despite volatility driven by global macroeconomic concerns, U.S. REITs outperformed broader U.S. equities during the Reporting Period, as investors appreciated the asset class’ healthy operating fundamentals. At the company level, limited new supply across most property types, stable demand, and an accommodative financing environment provided a supportive backdrop for the asset class (Accommodative monetary policy is when a central bank attempts to expand the overall money supply or implement other strategies to boost the economy when growth is slowing.).

For the first quarter of 2016, self-storage and retail were the top performing subsectors, while the office and health care subsectors underperformed the broader REIT market most but still finished in positive territory. Self-storage performed well as investors were positive on the subsector’s strong fundamentals, while concerns about new supply and softer employment growth in certain markets impacted valuations in the office subsector. For the second quarter of 2016, industrial and health care were the top performing subsectors, while self-storage and leisure underperformed the Wilshire Index most. The industrial subsector benefited from e-commerce trends that have supported demand in a number of key markets nationally. Following a span of strong performance, investor concerns about potentially weaker fundamentals in self-storage negatively affected valuations in that subsector.

The performance of the Wilshire Index reversed during the second half of 2016, declining in both the third and fourth calendar quarters. While U.S. REITs underperformed broader U.S. equities, at the company level, limited new supply across most property types, stable demand and an accommodative financing environment provided a supportive backdrop for the asset class. For the third quarter of 2016, industrial and health care were the top performing subsectors, while self-storage and retail underperformed the Wilshire Index. The industrial subsector continued to benefit from e-commerce trends that have supported demand in a number of key markets nationally. Investor concerns over weaker fundamentals in self-storage negatively affected valuations in that subsector. For the fourth quarter of 2016, leisure and multifamily were the top performing subsectors, while health care and retail underperformed the Wilshire Index. The leisure subsector benefited, as investors took a more positive view on the economy following the U.S. presidential election in November 2016. Investor concerns about department store closures, steadily declining sales and the threat of e-commerce negatively affected the retail sector.

For the Reporting Period overall, the strongest subsectors in the Wilshire Index were industrial, leisure and office.

17

PORTFOLIO RESULTS

Conversely, the self-storage, what is known as “other” and retail subsectors were the weakest performers within the Wilshire Index during the Reporting Period, posting negative absolute returns.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted solid positive absolute returns during the Reporting Period but underperformed the return of the Wilshire Index. Detracting most from the Fund’s relative results was stock selection and positioning in the retail, self-storage and office subsectors. Stock selection in leisure and health care also hurt as did having an underweighted allocation to the industrial subsector, which was the strongest in the Wilshire Index during the Reporting Period. Partially offsetting these detractors was effective individual stock selection in the multifamily and industrial subsectors, which contributed positively to relative returns. Having an overweighted allocation to the leisure subsector, which was the second-strongest subsector in the Wilshire Index during the Reporting Period, further buoyed relative results.

Q	What were some of the Fund’s weakest-performing individual holdings?

A	Life Storage, an owner and operator of self-storage properties, was the top detractor from the Fund’s performance during the Reporting Period. Its shares fell after the company announced weaker than market-expected second quarter 2016 earnings and lowered future guidance in light of a deceleration in same-store revenue growth. Despite its underperformance, at the end of the Reporting Period, we remained positive on the newly-created Life Storage following Sovran Self Storage’s July 2016 acquisition of Life Storage and its subsequent rebranding. In our view, the acquisition strengthens the company’s overall scale and platform and improves its geographic exposure to high growth markets on the West Coast. Finally, while new supply increased during the Reporting Period, we believe self-storage industry fundamentals remain relatively healthy in the context of the broader real estate cycle. We further believe valuations at the end of the Reporting Period were attractive given the high growth and low capital requirements of the industry’s business model.

Brixmor Property Group, an owner of grocery-anchored community shopping centers, was also a top detractor from the Fund’s results during the Reporting Period. In February 2016, Brixmor Property Group’s Chief Executive Officer (“CEO”), Chief Financial Officer and two other accounting employees resigned after an audit revealed the company had been smoothing its reports’ same-store net operating income growth, a non-Generally Accepted Accounting Principles (“GAAP”) financial measure. Although the dollar amount of smoothing was largely immaterial, the company’s shares declined substantially following the announcement due to concerns about credibility and the future leadership of the company. As the year progressed, its shares recovered, and investors were encouraged to see Brixmor Property Group file its 10-K, a financial filing, on time with no restatements. While we were disappointed by this update, we believed the stock’s valuation had been overly discounted when one considers the company’s high quality portfolio of assets. Additionally, we believed at the end of the Reporting Period that Brixmor Property Group would capitalize on accretive re-leasing opportunities as it rolls off leases made during the recent downturn. While we recognize that credibility concerns may persist in the near term, shortly after the first quarter, the company announced a new CEO, James Taylor, a well-respected industry veteran. In our view, Taylor was a strong choice for the position, and we remained positive on the business’ long-term growth potential.

Q	What were some of the Fund’s best-performing individual holdings?

A	Data center provider CyrusOne was the top positive contributor to the Fund’s performance during the Reporting Period. At the end of February 2016, its shares gained after CyrusOne reported fourth quarter 2015 earnings that exceeded consensus expectations. Later in the first quarter of 2016, the company announced plans to acquire a data center facility from CME Group, which we believe should be accretive to shareholder value. In addition, investors were constructive on its management’s description of a five-year plan to double both revenue and earnings before interest, taxes, depreciation and amortization (“EBITDA”). At the beginning of May 2016, CyrusOne reported first quarter 2016 results that were better than consensus expectations and raised the company’s full-year guidance. In our view, CyrusOne is well positioned to serve the data storage needs of enterprise customers. As a result, we believe CyrusOne is likely to benefit from continued demand growth. In addition, at the end of the Reporting Period, we viewed the strength of CyrusOne’s sales force and customer penetration among Fortune 1000 companies as meaningful competitive advantages. We were also optimistic on the company’s opportunity to increasingly provide its services to small and mid-size customers. Overall, at the end of the Reporting Period, we believed its stock presented a compelling risk/ reward opportunity given what we view as its prospects for future growth.

18

PORTFOLIO RESULTS

Equity Residential, a multifamily REIT, was also a top contributor to the Fund’s performance during the Reporting Period. Its strong contribution can be attributed to the Fund’s underweighted position in its stock relative to the Wilshire Index. Equity Residential’s upper management revised its revenue guidance downward three different times since announcing initial future guidance for 2016 in the fourth quarter of 2015. In addition, investors grew concerned about the company’s concentrated exposure in the coastal markets following the sales of its suburban assets to Starwood Property Trust. We believed these fears were being overly discounted into the stock’s valuation. Following several quarters of weakness at the beginning of 2016, Equity Residential reversed its pattern of negative performance, and its shares traded up toward what we considered to be more normal valuations. At the end of the Reporting Period, we continued to like what we viewed as Equity Residential’s strong balance sheet and high quality portfolio of assets.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we established a Fund position in Equinix, a data center provider REIT. In our view, Equinix is well positioned to benefit from what we believe will be continued demand for data storage. We see global scale as an additional positive as it is widely thought that international markets are behind the U.S. in terms of cloud adoption. In our view, as cloud usage gains traction internationally, the company’s best-in-class locations and assets should provide barriers to entry, which could lead to strong operating results.

We initiated a Fund position in Taubman Centers, an owner of regional malls and shopping centers. In our view, shares of Taubman Centers had been under pressure due to concerns about the company’s development pipeline and a large redevelopment that may come at low initial returns. We believe these fears were being overly discounted into the stock’s valuation, and investors were not fully appreciating what we see as Taubman Center’s high quality assets and its embedded net operating income growth from developments. Additionally, among malls, we view Taubman Centers as more insulated than many of its peers from persistent retailer and department store concerns given the company’s greater exposure to the high-end consumer.

During the Reporting Period, we exited the Fund’s position in Highwoods Properties, an owner of office properties. When we established the Fund’s position in Highwoods Properties, we were positive on the company’s exposure to the Sunbelt region, where we were observing faster employment growth relative to other parts of the country. Additionally, the vast majority of the company’s assets were located in areas that had yet to be adversely impacted by the threat of new supply. While there continued to be strength in demand in the Sunbelt region, rent growth over the past 18 to 24 months was beginning to attract new supply, especially in Raleigh and Atlanta, two of the company’s largest markets. Further, we no longer believed that its stock was trading at a meaningful discount to its net asset value or peers. As a result, we exited the position and transitioned capital into higher conviction ideas.

We sold the Fund’s position in PS Business Parks, an owner of office properties in California, Florida, Maryland, Texas, Virginia and Washington. When we established the Fund’s position in PS Business Parks, we were positive on the company’s exposure to strong markets in the U.S., such as San Francisco. Additionally, the company had efficiently maintained occupancy in varying market conditions. Given its strong stock performance, we no longer believed that its stock traded at a meaningful discount to its net asset value or peers. As a result, we exited the position and transitioned capital into higher conviction ideas.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making real estate subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its real estate subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to the multifamily, retail and leisure subsectors increased relative to the Wilshire Index and its exposure to the industrial, self-storage and health care subsectors decreased relative to the Wilshire Index. The Fund’s position in cash also increased during the Reporting Period.

19

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a subsector perspective, the Fund had an overweighted exposure compared to the Wilshire Index in the commercial, retail and leisure subsectors at the end of the Reporting Period. The Fund was underweighted compared to its benchmark index in the health care subsector and was rather neutrally weighted in the multifamily, self-storage and “others” subsectors within the Wilshire index.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, from a fundamental perspective, we remained constructive on U.S. REITs given reasonably favorable demand and low vacancy in most subsectors. While new supply is growing due to the attractive spread, or differential, between development yields and cap rates, it is still below both demand and the long-term average, and we believe this could lead to further increases in occupancy levels and rental rates. (Cap rate, or capitalization rate, is a rate of return on a real estate investment property based on the expected income that the property will generate. Capitalization rate is used to estimate the investor’s potential return on his or her investment.) This encouraging fundamental backdrop, coupled with a solid financing environment, could support additional gains.

Furthermore, we believed at the end of the Reporting Period that a number of REITs could experience increased investor demand due to record levels of private capital that has yet to be invested as well as foreign and institutional investors increasing their allocations to the space due to global uncertainty. In addition, we view the environment as beneficial to the investment attributes of the asset class and believe REITS are likely to continue to be viewed favorably by investors, especially relative to fixed income. If rising interest rates coincide with stronger economic growth, then stronger pricing power and net operating income growth should offset any potential negative impact on REIT valuations. We believe that, unlike fixed income, most REITs operate dynamic businesses, which can still create value and growth even with rising interest rates. Overall, we believe that REITs can continue to provide investors with attractive risk-adjusted returns given the potential yield, growth, diversification and inflation hedge benefits the REIT asset class can provide.

As fundamental, bottom-up investors, we intend to continue to focus our approach on those companies that have strong balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure and a strong management team.

20

FUND BASICS

Real Estate Securities Fund

as of December 31, 2016

PERFORMANCE REVIEW
January 1, 2016–December 31, 2016	Fund Total Return (based on NAV)[1]	Wilshire U.S. Real Estate Securities Index[2]
Class A	5.38%	7.61%
Class C	4.56	7.61
Institutional	5.81	7.61
Service	5.20	7.61
Class IR	5.65	7.61
Class R	5.08	7.61
Class R6	5.77	7.61

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Wilshire U.S. Real Estate Securities Index is an unmanaged market capitalization-weighted index comprised of publicly traded REITs and real estate operating companies. The figures do not reflect any fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-0.40%	9.57%	3.18%	9.34%	7/27/98
Class C	3.53	9.99	3.00	8.88	7/27/98
Institutional	5.81	11.25	4.20	10.13	7/27/98
Service	5.20	10.68	3.65	9.59	7/27/98
Class IR	5.65	11.09	N/A	5.87	11/30/07
Class R	5.08	10.55	N/A	5.36	11/30/07
Class R6	5.77	N/A	N/A	6.67	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end or cumulative total returns for periods of 1 year or less. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR, Class R Shares and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

21

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.31%	1.51%
Class C	2.06	2.26
Institutional	0.91	1.11
Service	1.41	1.61
Class IR	1.06	1.26
Class R	1.56	1.77
Class R6	0.89	1.07

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 29, 2017, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

22

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/16[5]
Holding	% of Total Net Assets	Subsectors
Simon Property Group, Inc. (REIT)	9.60%	Retail
AvalonBay Communities, Inc. (REIT)	6.6	Multifamily
Public Storage (REIT)	6.5	Self Storage
Vornado Realty Trust (REIT)	6.1	Commercial
Mid-America Apartment Communities, Inc. (REIT)	5.7	Multifamily
Equity Residential (REIT)	5.5	Multifamily
Boston Properties, Inc. (REIT)	5.4	Commercial
Equinix, Inc. (REIT)	4.2	Commercial
Welltower, Inc. (REIT)	4.1	Health Care
Brixmor Property Group, Inc. (REIT)	3.8	Retail

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

23

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[8]
As of December 31, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

24

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Performance Summary

December 31, 2016

The following graph shows the value as of December 31, 2016, of a $1,000,000 investment made on January 1, 2007 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Wilshire U.S. Real Estate Securities Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Real Estate Securities Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 1, 2007 through December 31, 2016.

Average Annual Total Return through December 31, 2016	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced July 27, 1998)
Excluding sales charges	5.38%	10.81%	3.76%	9.68%
Including sales charges	-0.40%	9.57%	3.18%	9.34%

Class C (Commenced July 27, 1998)
Excluding contingent deferred sales charges	4.56%	9.99%	3.00%	8.88%
Including contingent deferred sales charges	3.53%	9.99%	3.00%	8.88%

Institutional (Commenced July 27, 1998)	5.81%	11.25%	4.20%	10.13%

Service (Commenced July 27, 1998)	5.20%	10.68%	3.65%	9.59%

Class IR (Commenced November 30, 2007)	5.65%	11.09%	N/A	5.87%

Class R (Commenced November 30, 2007)	5.08%	10.55%	N/A	5.36%

Class R6 (Commenced July 31, 2015)	5.77%	N/A	N/A	6.67%

25

INDEX DEFINITIONS

Index Definitions:

S&P® 500 Index: The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices.

MSCI EAFE® Index: The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 30, 2016, the MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

26

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Schedule of Investments

December 31, 2016

Shares	Description	Value
Common Stocks – 95.6%
Australia – 6.1%
74,165	Charter Hall Group (REIT) (Diversified)	$253,323
177,032	GPT Group (The) (REIT) (Diversified)	641,837
210,913	Mirvac Group (REIT) (Diversified)	323,898
64,145	Scentre Group (REIT) (Retail)	214,724
120,134	Vicinity Centres (REIT) (Retail)	259,071

		1,692,853

Canada – 2.1%
19,998	H&R Real Estate Investment Trust (REIT) (Diversified)	333,188
10,226	Smart Real Estate Investment Trust (REIT) (Retail)	245,930

		579,118

Finland – 1.1%
120,926	Citycon OYJ (Retail)	297,011

France – 3.8%
4,642	Fonciere Des Regions (REIT) (Diversified)	404,739
16,711	Klepierre (REIT) (Retail)	655,715

		1,060,454

Germany – 2.7%
22,884	Vonovia SE (Residential)	742,983

Hong Kong – 5.8%
39,000	Cheung Kong Property Holdings Ltd. (Diversified)	238,173
221,000	Fortune Real Estate Investment Trust (REIT) (Retail)	253,735
89,100	Hongkong Land Holdings Ltd. (Office)	561,307
44,000	Sun Hung Kai Properties Ltd. (Diversified)	554,069

		1,607,284

Ireland – 1.2%
241,669	Green REIT plc (REIT) (Diversified)	349,027

Japan – 11.0%
33,000	Mitsubishi Estate Co. Ltd. (Diversified)	655,534
52	Nippon Building Fund, Inc. (REIT) (Office)	288,271
255	Nomura Real Estate Master Fund, Inc. (REIT) (Diversified)	385,950
460	Orix JREIT, Inc. (REIT) (Diversified)	725,915
25,900	Sekisui House Ltd. (Residential)	430,311
22,000	Sumitomo Realty & Development Co. Ltd. (Diversified)	584,042

		3,070,023

Norway – 1.0%
27,283	Entra ASA (Office)(a)	271,215

Singapore – 2.3%
278,000	Ascendas Hospitality Trust (REIT) (Hotels)	135,338

Common Stocks – (continued)
Singapore – (continued)
124,900	Ascendas Real Estate Investment Trust (REIT) (Industrial)	195,274
52,800	City Developments Ltd. (Diversified)	301,318

		631,930

Spain – 1.5%
38,246	Merlin Properties Socimi SA (REIT) (Diversified)	414,974

Switzerland – 1.2%
3,866	PSP Swiss Property AG (Registered) (Office)	333,894

United Kingdom – 3.3%
32,977	Big Yellow Group plc (REIT) (Industrial)	279,467
51,277	Hammerson plc (REIT) (Retail)	361,378
38,724	UNITE Group plc (The) (Other)	289,347

		930,192

United States – 52.5%
15,346	Acadia Realty Trust (REIT) (Retail)	501,507
1,977	American Tower Corp. (REIT) (Other)	208,929
5,715	AvalonBay Communities, Inc. (REIT) (Residential)	1,012,412
7,124	Boston Properties, Inc. (REIT) (Office)	896,057
30,808	Brixmor Property Group, Inc. (REIT) (Retail)	752,331
8,373	Care Capital Properties, Inc. (REIT) (Health Care)	209,325
15,209	Chesapeake Lodging Trust (REIT) (Hotels)	393,305
12,460	CyrusOne, Inc. (REIT) (Office)	557,336
32,319	DDR Corp. (REIT) (Retail)	493,511
4,554	EastGroup Properties, Inc. (REIT) (Industrial)	336,267
11,549	Equity Residential (REIT) (Residential)	743,294
4,358	Federal Realty Investment Trust (REIT) (Retail)	619,316
18,274	HCP, Inc. (REIT) (Health Care)	543,103
5,478	Life Storage, Inc. (REIT) (Industrial)	467,054
9,309	Mid-America Apartment Communities, Inc. (REIT) (Residential)	911,537
7,232	Pebblebrook Hotel Trust (REIT) (Hotels)	215,152
4,743	Prologis, Inc. (REIT) (Industrial)	250,383
4,650	Public Storage (REIT) (Industrial)	1,039,275
22,635	RLJ Lodging Trust (REIT) (Hotels)	554,331
8,579	Simon Property Group, Inc. (REIT) (Retail)	1,524,231
3,205	SL Green Realty Corp. (REIT) (Office)	344,698
6,294	Taubman Centers, Inc. (REIT) (Retail)	465,316
9,255	Vornado Realty Trust (REIT) (Diversified)	965,944
8,832	Welltower, Inc. (REIT) (Health Care)	591,126

		14,595,740

TOTAL COMMON STOCKS
(Cost $26,436,600)		$26,576,698

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Schedule of Investments (continued)

December 31, 2016

Shares	Distribution Rate	Value
Investment Company(b)(c) – 0.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
117,074	0.455%	$117,074
(Cost $117,074)

TOTAL INVESTMENTS – 96.0%
(Cost $26,553,674)		$26,693,772

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.0%		1,117,036

NET ASSETS – 100.0%		$27,810,808

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $271,215, which represents approximately 1.0% of net assets as of December 31, 2016.
(b)	Represents an affiliated issuer.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2016.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Schedule of Investments

December 31, 2016

Shares	Description	Value
Common Stocks – 98.2%
Australia – 13.7%
1,845,139	Charter Hall Group (REIT) (Diversified)	$6,302,383
3,123,227	GPT Group (The) (REIT) (Diversified)	11,323,388
5,490,325	Mirvac Group (REIT) (Diversified)	8,431,453
2,386,715	Scentre Group (REIT) (Retail)	7,989,486
3,492,081	Vicinity Centres (REIT) (Retail)	7,530,734

		41,577,444

Canada – 5.6%
89,248	Allied Properties Real Estate Investment Trust (REIT) (Office)	2,389,652
61,831	Canadian Real Estate Investment Trust (REIT) (Diversified)	2,132,183
218,297	Cominar Real Estate Investment Trust (REIT) (Office)	2,393,276
86,687	Granite Real Estate Investment Trust (REIT) (Industrial)	2,894,409
237,973	H&R Real Estate Investment Trust (REIT) (Diversified)	3,964,887
140,502	Smart Real Estate Investment Trust (REIT) (Retail)	3,378,996

		17,153,403

China – 0.6%
804,000	China Resources Land Ltd. (Diversified)	1,799,086

Finland – 1.2%
1,496,323	Citycon OYJ (Retail)	3,675,171

France – 11.9%
77,989	Fonciere Des Regions (REIT) (Diversified)	6,799,902
305,747	Klepierre (REIT) (Retail)	11,997,066
72,815	Unibail-Rodamco SE (REIT) (Retail)	17,352,162

		36,149,130

Germany – 4.9%
454,684	Vonovia SE (Residential)	14,762,386

Hong Kong – 14.3%
1,560,500	Cheung Kong Property Holdings Ltd. (Diversified)	9,529,965
3,057,000	Fortune Real Estate Investment Trust (REIT) (Retail)	3,509,810
1,657,400	Hongkong Land Holdings Ltd. (Office)	10,441,186
7,602,500	Mapletree Greater China Commercial Trust (REIT) (Retail)	4,972,234
1,192,475	Sun Hung Kai Properties Ltd. (Diversified)	15,016,217

		43,469,412

Ireland – 1.4%
2,914,277	Green REIT plc (REIT) (Diversified)	4,208,903

Common Stocks – (continued)
Japan – 25.7%
1,678	Japan Retail Fund Investment Corp. (REIT) (Retail)	$3,401,669
814,000	Mitsubishi Estate Co. Ltd. (Diversified)	16,169,843
426,000	Mitsui Fudosan Co. Ltd. (Office)	9,862,118
2,022	Nippon Building Fund, Inc. (REIT) (Office)	11,209,304
7,165	Nomura Real Estate Master Fund, Inc. (REIT) (Diversified)	10,844,444
6,403	Orix JREIT, Inc. (REIT) (Diversified)	10,104,427
316,300	Sekisui House Ltd. (Residential)	5,255,104
427,000	Sumitomo Realty & Development Co. Ltd. (Diversified)	11,335,714

		78,182,623

Netherlands – 1.0%
70,271	Wereldhave NV (REIT) (Diversified)	3,160,778

Norway – 1.1%
342,530	Entra ASA (Office)(a)	3,405,029

Singapore – 3.4%
4,068,500	Ascendas Hospitality Trust (REIT) (Hotels)	1,980,660
1,665,000	Ascendas Real Estate Investment Trust (REIT) (Industrial)	2,603,134
1,025,900	City Developments Ltd. (Diversified)	5,854,584

		10,438,378

Spain – 1.8%
519,500	Merlin Properties Socimi SA (REIT) (Diversified)	5,636,646

Sweden – 1.6%
302,406	Hufvudstaden AB Class A (Diversified)	4,771,691

Switzerland – 1.9%
66,109	PSP Swiss Property AG (Registered) (Office)	5,709,623

United Kingdom – 8.1%
402,279	Big Yellow Group plc (REIT) (Industrial)	3,409,159
853,417	British Land Co. plc (The) (REIT) (Diversified)	6,622,947
915,334	Hammerson plc (REIT) (Retail)	6,450,866
376,329	Kennedy Wilson Europe Real Estate plc (Other)	4,443,696
504,977	UNITE Group plc (The) (Other)	3,773,210

		24,699,878

TOTAL COMMON STOCKS
(Cost $323,205,440)		$298,799,581

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Schedule of Investments (continued)

December 31, 2016

Shares	Distribution Rate	Value
Investment Company(b)(c) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
311	0.455%	$311
(Cost $311)

TOTAL INVESTMENTS – 98.2%
(Cost $323,205,751)		$298,799,892

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.8%		5,337,222

NET ASSETS – 100.0%		$304,137,114

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $3,405,029, which represents approximately 1.1% of net assets as of December 31, 2016.
(b)	Represents an affiliated issuer.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2016.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Schedule of Investments

December 31, 2016

Shares	Description	Value

Common Stocks – 97.4%
Commercial – 28.3%
106,914	Alexandria Real Estate Equities, Inc. (REIT)	$11,881,353
208,351	Boston Properties, Inc. (REIT)	26,206,389
445,012	Columbia Property Trust, Inc. (REIT)	9,612,259
252,663	CyrusOne, Inc. (REIT)	11,301,616
108,286	EastGroup Properties, Inc. (REIT)	7,995,838
56,515	Equinix, Inc. (REIT)	20,199,026
202,350	Liberty Property Trust (REIT)	7,992,825
224,938	Prologis, Inc. (REIT)	11,874,477
283,733	Vornado Realty Trust (REIT)	29,613,213

		136,676,996

Health Care – 9.8%
225,091	Care Capital Properties, Inc. (REIT)	5,627,275
499,771	HCP, Inc. (REIT)	14,853,194
110,761	Ventas, Inc. (REIT)	6,924,778
296,795	Welltower, Inc. (REIT)	19,864,489

		47,269,736

Leisure – 8.8%
599,370	Chesapeake Lodging Trust (REIT)	15,499,708
74,992	LaSalle Hotel Properties (REIT)	2,285,007
343,848	Pebblebrook Hotel Trust (REIT)	10,229,478
596,176	RLJ Lodging Trust (REIT)	14,600,350

		42,614,543

Multifamily – 17.8%
180,548	AvalonBay Communities, Inc. (REIT)	31,984,079
416,251	Equity Residential (REIT)	26,789,914
279,643	Mid-America Apartment Communities, Inc. (REIT)	27,382,643

		86,156,636

Other – 1.0%
46,656	American Tower Corp. (REIT)	4,930,606

Retail – 23.9%
233,744	Acadia Realty Trust (REIT)	7,638,754
750,615	Brixmor Property Group, Inc. (REIT)	18,330,018
952,887	DDR Corp. (REIT)	14,550,585
120,402	Federal Realty Investment Trust (REIT)	17,110,328
261,785	Simon Property Group, Inc. (REIT)	46,511,341
155,174	Taubman Centers, Inc. (REIT)	11,472,014

		115,613,040

Self Storage – 7.8%
72,631	Life Storage, Inc. (REIT)	6,192,519
140,599	Public Storage (REIT)	31,423,876

		37,616,395

TOTAL COMMON STOCKS
(Cost $344,585,450)		$470,877,952

Shares	Distribution Rate	Value
Investment Company(a)(b) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
623	0.455%	$623
(Cost $623)

TOTAL INVESTMENTS – 97.4%
(Cost $344,586,073)		$470,878,575

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.6%		12,394,775

NET ASSETS – 100.0%		$483,273,350

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents an affiliated issuer.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2016.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Assets and Liabilities

December 31, 2016

	Global Real Estate Securities Fund	International Real Estate Securities Fund	Real Estate Securities Fund
Assets:
Investments in unaffiliated issuers, at value (cost $26,436,600, $323,205,440 and $344,585,450)	$26,576,698	$298,799,581	$470,877,952
Investments in affiliated issuers, at value (cost $117,074, $311 and $623)	117,074	311	623
Cash	422,507	2,625,266	5,334,301
Foreign currencies, at value (cost $24,743, $109,492 and $0)	24,743	108,682	—
Receivables:
Fund shares sold	494,056	4,562,960	518,103
Reimbursement from investment adviser	192,166	23,862	42,596
Dividends	108,751	990,905	2,304,501
Investments sold	10,871	3,708,905	6,837,502
Foreign tax reclaims	970	236,788	—
Total assets	27,947,836	311,057,260	485,915,578

Liabilities:
Payables:
Management fees	20,598	241,654	351,893
Fund shares redeemed	4,500	6,516,615	2,080,343
Distribution and Service fees and Transfer Agency fees	949	13,217	54,304
Investments purchased	162	571	623
Accrued expenses	110,819	148,089	155,065
Total liabilities	137,028	6,920,146	2,642,228

Net Assets:
Paid-in capital	28,064,496	596,489,864	355,095,414
Undistributed (distributions in excess of) net investment income	(117,407)	(4,441,065)	1,328,952
Accumulated net realized gain (loss)	(276,193)	(263,489,082)	556,482
Net unrealized gain (loss)	139,912	(24,422,603)	126,292,502
NET ASSETS	$27,810,808	$304,137,114	$483,273,350
Net Assets:
Class A	$31,597	$5,399,787	$54,869,129
Class C	36,273	1,148,343	15,577,896
Institutional	27,662,844	297,473,050	397,210,814
Service	—	—	2,951,369
Class IR	26,737	106,593	8,466,772
Class R	26,559	—	4,155,788
Class R6	26,798	9,341	41,582
Total Net Assets	$27,810,808	$304,137,114	$483,273,350
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	3,145	943,006	2,982,248
Class C	3,613	200,348	875,510
Institutional	2,750,484	53,668,765	21,117,358
Service	—	—	159,391
Class IR	2,659	18,776	457,696
Class R	2,643	—	227,515
Class R6	2,664	1,687	2,210
Net asset value, offering and redemption price per share:(a)
Class A	$10.05	$5.73	$18.40
Class C	10.04	5.73	17.79
Institutional	10.06	5.54	18.81
Service	—	—	18.52
Class IR	10.05	5.68	18.50
Class R	10.05	—	18.27
Class R6	10.06	5.54	18.81

(a)	Maximum public offering price per share for Class A Shares of the Global Real Estate Securities, International Real Estate Securities and Real Estate Securities Funds is $10.63, $6.06 and $19.47, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Operations

For the Fiscal Year Ended December 31, 2016

	Global Real Estate Securities Fund	International Real Estate Securities Fund	Real Estate Securities Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $41,914, $971,947 and $0)	$608,343	$10,417,944	$15,077,564
Dividends — affiliated issuers	941	396	10,443
Total investment income	609,284	10,418,340	15,088,007

Expenses:
Management fees	197,871	3,339,590	5,127,673
Transfer Agency fees(a)	7,700	139,865	336,343
Distribution and Service fees(a)	496	31,936	322,869
Custody, accounting and administrative services	11,373	139,881	93,272
Printing and mailing costs	20,524	56,667	85,854
Professional fees	95,602	105,929	85,802
Registration fees	74,809	70,399	74,645
Trustee fees	16,447	17,336	18,136
Amortization of offering costs	96,830	—	—
Service share fees — Service Plan	—	—	7,517
Service share fees — Shareholder Administration Plan	—	—	7,517
Other	13,051	31,148	39,156
Total expenses	534,703	3,932,751	6,198,784
Less — expense reductions	(345,385)	(730,606)	(1,057,693)
Net expenses	189,318	3,202,145	5,141,091
NET INVESTMENT INCOME	419,966	7,216,195	9,946,916

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	365,333	6,590,083	38,429,822
Forward foreign currency exchange contracts	—	(19,555)	—
Foreign currency transactions	4,652	(92,693)	—
Net change in unrealized gain (loss) on:
Investments (including the effects of the net change in the foreign capital gains tax liability of ($0, $(99,439) and $0))	(3,780)	(19,075,611)	(19,980,756)
Foreign currency translation	(96)	90,289	—
Net realized and unrealized gain (loss)	366,109	(12,507,487)	18,449,066
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$786,075	$(5,291,292)	$28,395,982

(a)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6
Global Real Estate Securities	$73	$288	$135	$56	$55	$7,482	$—	$51	$51	$5
International Real Estate Securities	17,081	14,855	—	12,982	2,822	123,848	—	210	—	3
Real Estate Securities	146,673	154,997	21,199	111,472	29,450	168,898	1,203	17,259	8,056	5

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Changes in Net Assets

	Global Real Estate Securities Fund
	For the Fiscal Year Ended December 31, 2016	For the Period Ended December 31, 2015(a)
From operations:
Net investment income	$419,966	$18,850
Net realized gain	369,985	12,376
Net change in unrealized gain (loss)	(3,876)	143,788
Net increase (decrease) in net assets resulting from operations	786,075	175,014

Distributions to shareholders:
From net investment income
Class A Shares	(842)	(291)
Class C Shares	(700)	(242)
Institutional Shares	(778,447)	(36,563)
Service Shares	—	—
Class IR Shares	(803)	(309)
Class R Shares	(674)	(276)
Class R6 Shares	(848)	(320)
From net realized gains
Class A Shares	(519)	(36)
Class C Shares	(598)	(36)
Institutional Shares	(389,818)	(4,140)
Service Shares	—	—
Class IR Shares	(439)	(36)
Class R Shares	(437)	(36)
Class R6 Shares	(440)	(36)
Return of capital
Class A Shares	(58)	—
Class C Shares	(56)	—
Institutional Shares	(50,233)	—
Class IR Shares	(53)	—
Class R Shares	(48)	—
Class R6 Shares	(55)	—
Total distributions to shareholders	(1,225,068)	(42,321)

From share transactions:
Proceeds from sales of shares	27,993,164	3,000,035
Reinvestment of distributions	1,224,558	42,321
Cost of shares redeemed	(4,142,946)	(24)
Net increase (decrease) in net assets resulting from share transactions	25,074,776	3,042,332
TOTAL INCREASE (DECREASE)	24,635,783	3,175,025

Net assets:
Beginning of year	3,175,025	—
End of year	$27,810,808	$3,175,025
Undistributed (distributions in excess of) net investment income	$(117,407)	$(18,074)

(a)	Commenced operations on August 31, 2015.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

International Real Estate Securities Fund		Real Estate Securities Fund
For the Fiscal Year Ended December 31, 2016	For the Fiscal Year Ended December 31, 2015	For the Fiscal Year Ended December 31, 2016	For the Fiscal Year Ended December 31, 2015

$7,216,195	$7,271,765	$9,946,916	$10,302,087
6,477,835	15,187,051	38,429,822	36,915,981
(18,985,322)	(26,912,146)	(19,980,756)	(26,336,406)
(5,291,292)	(4,453,330)	28,395,982	20,881,662

(241,374)	(204,270)	(964,655)	(991,073)
(41,069)	(26,951)	(152,384)	(176,162)
(14,133,328)	(10,065,205)	(8,365,302)	(8,967,061)
—	—	(47,259)	(45,878)
(4,864)	(2,423)	(179,578)	(114,572)
—	—	(62,336)	(35,673)
(442)	(163)	(492)	(65)

—	—	(5,329,661)	(1,499,743)
—	—	(1,539,421)	(395,839)
—	—	(37,167,142)	(12,016,644)
—	—	(271,040)	(70,772)
—	—	(815,225)	(186,101)
—	—	(407,707)	(78,474)
—	—	(3,764)	(261)

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
(14,421,077)	(10,299,012)	(55,305,966)	(24,578,318)

68,521,464	61,041,148	90,156,219	123,309,287
14,399,299	10,282,846	53,858,862	23,792,030
(102,095,026)	(105,370,720)	(183,114,394)	(198,432,801)
(19,174,263)	(34,046,726)	(39,099,313)	(51,331,484)
(38,886,632)	(48,799,068)	(66,009,297)	(55,028,140)

343,023,746	391,822,814	549,282,647	604,310,787
$304,137,114	$343,023,746	$483,273,350	$549,282,647
$(4,441,065)	$(5,139,974)	$1,328,952	$1,388,104

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - A	$10.44	$0.17	$(0.08)	$0.09	$(0.29)	$(0.17)	$(0.02)	$(0.48)
2016 - C	10.43	0.10	(0.09)	0.01	(0.21)	(0.17)	(0.02)	(0.40)
2016 - Institutional	10.44	0.24	(0.10)	0.14	(0.32)	(0.17)	(0.03)	(0.52)
2016 - IR	10.44	0.20	(0.09)	0.11	(0.31)	(0.17)	(0.02)	(0.50)
2016 - R	10.44	0.14	(0.08)	0.06	(0.26)	(0.17)	(0.02)	(0.45)
2016 - R6	10.44	0.21	(0.07)	0.14	(0.33)	(0.17)	(0.02)	(0.52)

FOR THE PERIOD ENDED DECEMBER 31,
2015 - A (Commenced August 31, 2015)	10.00	0.05	0.52	0.57	(0.12)	(0.01)	—	(0.13)
2015 - C (Commenced August 31, 2015)	10.00	0.02	0.52	0.54	(0.10)	(0.01)	—	(0.11)
2015 - Institutional (Commenced August 31, 2015)	10.00	0.06	0.52	0.58	(0.13)	(0.01)	—	(0.14)
2015 - IR (Commenced August 31, 2015)	10.00	0.06	0.51	0.57	(0.12)	(0.01)	—	(0.13)
2015 - R (Commenced August 31, 2015)	10.00	0.04	0.52	0.56	(0.11)	(0.01)	—	(0.12)
2015 - R6 (Commenced August 31, 2015)	10.00	0.06	0.52	0.58	(0.13)	(0.01)	—	(0.14)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.05	0.82%	$32	1.44%		4.34%		1.57%		60%
10.04	0.11	36	2.15		5.31		0.93		60
10.06	1.30	27,663	1.00		2.82		2.23		60
10.05	1.05	27	1.15		4.22		1.85		60
10.05	0.57	27	1.65		4.73		1.35		60
10.06	1.31	27	0.98		4.05		2.02		60

10.44	5.71	26	1.40	(d)	15.24	(d)	1.43	(d)	14
10.43	5.41	26	2.15	(d)	16.01	(d)	0.68	(d)	14
10.44	5.81	3,043	1.00	(d)	14.86	(d)	1.83	(d)	14
10.44	5.78	26	1.15	(d)	15.02	(d)	1.68	(d)	14
10.44	5.65	26	1.65	(d)	15.51	(d)	1.18	(d)	14
10.44	5.82	26	0.97	(d)	14.85	(d)	1.85	(d)	14

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - A	$6.09	$0.12		$(0.23)	$(0.11)	$(0.25)
2016 - C	6.09	0.07		(0.23)	(0.16)	(0.20)
2016 - Institutional	5.91	0.14		(0.24)	(0.10)	(0.27)
2016 - IR	6.04	0.12		(0.22)	(0.10)	(0.26)
2016 - R6	5.91	0.13		(0.23)	(0.10)	(0.27)
2015 - A	6.38	0.10		(0.24)	(0.14)	(0.15)
2015 - C	6.38	0.05		(0.24)	(0.19)	(0.10)
2015 - Institutional	6.19	0.12		(0.22)	(0.10)	(0.18)
2015 - IR	6.33	0.11		(0.24)	(0.13)	(0.16)
2015 - R6 (Commenced July 31, 2015)	6.33	0.05		(0.37)	(0.32)	(0.10)
2014 - A	6.54	0.21	(e)	(0.14)	0.07	(0.23)
2014 - C	6.53	0.16	(e)	(0.13)	0.03	(0.18)
2014 - Institutional	6.35	0.22	(e)	(0.12)	0.10	(0.26)
2014 - IR	6.48	0.20	(e)	(0.11)	0.09	(0.24)
2013 - A	6.46	0.15	(f)	0.22	0.37	(0.29)
2013 - C	6.46	0.11	(f)	0.20	0.31	(0.24)
2013 - Institutional	6.29	0.18	(f)	0.20	0.38	(0.32)
2013 - IR	6.40	0.18	(f)	0.20	0.38	(0.30)
2012 - A	4.94	0.12		1.95	2.07	(0.55)
2012 - C	4.95	0.07		1.96	2.03	(0.52)
2012 - Institutional	4.84	0.14		1.91	2.05	(0.60)
2012 - IR	4.92	0.14		1.93	2.07	(0.59)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from a corporate action which amounted to $0.10 per share and 1.50% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.65% of average net assets.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$5.73	(1.84)%	$5,400	1.39%		1.62%		1.90%		41%
5.73	(2.65)	1,148	2.14		2.37		1.12		41
5.54	(1.63)	297,473	0.99		1.22		2.28		41
5.68	(1.57)	107	1.14		1.37		2.05		41
5.54	(1.61)	9	1.02		1.18		2.26		41
6.09	(2.25)	7,702	1.41		1.62		1.50		45
6.09	(3.03)	1,622	2.16		2.37		0.76		45
5.91	(1.73)	333,601	1.01		1.22		1.92		45
6.04	(2.04)	88	1.17		1.37		1.64		45
5.91	(5.03)	9	0.99	(d)	1.15	(d)	1.91	(d)	45
6.38	1.05	10,017	1.46		1.61		3.13	(e)	50
6.38	0.44	1,962	2.21		2.36		2.42	(e)	50
6.19	1.53	379,651	1.05		1.21		3.42	(e)	50
6.33	1.38	193	1.21		1.35		2.98	(e)	50
6.54	5.81	14,542	1.48		1.60		2.24	(f)	45
6.53	4.90	2,514	2.23		2.35		1.65	(f)	45
6.35	6.15	387,178	1.08		1.20		2.79	(f)	45
6.48	6.11	944	1.23		1.35		2.70	(f)	45
6.46	42.31	23,019	1.52		1.63		2.01		55
6.46	41.43	2,253	2.27		2.37		1.23		55
6.29	42.78	314,518	1.12		1.22		2.35		55
6.40	42.62	2,043	1.27		1.36		2.25		55

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - A	$19.59	$0.33		$0.71	$1.04	$(0.32)	$(1.91)	$(2.23)
2016 - C	19.03	0.18		0.68	0.86	(0.19)	(1.91)	(2.10)
2016 - Institutional	19.97	0.41		0.74	1.15	(0.40)	(1.91)	(2.31)
2016 - Service	19.71	0.31		0.72	1.03	(0.31)	(1.91)	(2.22)
2016 - IR	19.68	0.39		0.71	1.10	(0.37)	(1.91)	(2.28)
2016 - R	19.47	0.29		0.70	0.99	(0.28)	(1.91)	(2.19)
2016 - R6	19.98	0.46		0.68	1.14	(0.40)	(1.91)	(2.31)
2015 - A	19.83	0.29		0.30	0.59	(0.31)	(0.52)	(0.83)
2015 - C	19.32	0.14		0.30	0.44	(0.21)	(0.52)	(0.73)
2015 - Institutional	20.18	0.38		0.30	0.68	(0.37)	(0.52)	(0.89)
2015 - Service	19.94	0.27		0.32	0.59	(0.30)	(0.52)	(0.82)
2015 - IR	19.90	0.35		0.30	0.65	(0.35)	(0.52)	(0.87)
2015 - R	19.73	0.27		0.27	0.54	(0.28)	(0.52)	(0.80)
2015 - R6 (Commenced July 31, 2015)	19.93	0.22		0.48	0.70	(0.13)	(0.52)	(0.65)
2014 - A	15.54	0.21	(e)	4.36	4.57	(0.28)	—	(0.28)
2014 - C	15.18	0.07	(e)	4.25	4.32	(0.18)	—	(0.18)
2014 - Institutional	15.80	0.27	(e)	4.44	4.71	(0.33)	—	(0.33)
2014 - Service	15.63	0.18	(e)	4.39	4.57	(0.26)	—	(0.26)
2014 - IR	15.59	0.31	(e)	4.31	4.62	(0.31)	—	(0.31)
2014 - R	15.48	0.19	(e)	4.31	4.50	(0.25)	—	(0.25)
2013 - A	15.44	0.16		0.18	0.34	(0.24)	—	(0.24)
2013 - C	15.12	0.05		0.16	0.21	(0.15)	—	(0.15)
2013 - Institutional	15.68	0.24		0.17	0.41	(0.29)	—	(0.29)
2013 - Service	15.53	0.14		0.18	0.32	(0.22)	—	(0.22)
2013 - IR	15.49	0.22		0.15	0.37	(0.27)	—	(0.27)
2013 - R	15.39	0.14		0.16	0.30	(0.21)	—	(0.21)
2012 - A	13.48	0.12		2.05	2.17	(0.21)	—	(0.21)
2012 - C	13.22	0.04		1.99	2.03	(0.13)	—	(0.13)
2012 - Institutional	13.67	0.21		2.05	2.26	(0.25)	—	(0.25)
2012 - Service	13.57	0.14		2.02	2.16	(0.20)	—	(0.20)
2012 - IR	13.51	0.19		2.03	2.22	(0.24)	—	(0.24)
2012 - R	13.45	0.13		2.00	2.13	(0.19)	—	(0.19)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.07 per share and 0.37% of average net assets.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$18.40	5.38%	$54,869	1.31%		1.52%		1.62%		31%
17.79	4.56	15,578	2.06		2.27		0.91		31
18.81	5.81	397,211	0.91		1.12		2.03		31
18.52	5.20	2,951	1.41		1.62		1.55		31
18.50	5.65	8,467	1.06		1.27		1.92		31
18.27	5.08	4,156	1.56		1.77		1.44		31
18.81	5.77	42	0.90		1.09		2.25		31
19.59	3.14	57,936	1.26		1.51		1.44		41
19.03	2.39	15,056	2.01		2.26		0.73		41
19.97	3.56	463,105	0.86		1.11		1.88		41
19.71	3.09	2,744	1.36		1.61		1.35		41
19.68	3.44	7,283	1.01		1.26		1.77		41
19.47	2.89	3,149	1.50		1.77		1.38		41
19.98	3.64	10	0.91	(d)	1.07	(d)	2.65	(d)	41
19.83	29.63	73,103	1.39		1.52		1.15	(e)	52
19.32	28.64	16,497	2.14		2.26		0.39	(e)	52
20.18	30.10	502,407	0.99		1.11		1.49	(e)	52
19.94	29.49	3,527	1.49		1.61		0.98	(e)	52
19.90	29.94	6,900	1.14		1.27		1.70	(e)	52
19.73	29.29	1,877	1.64		1.77		1.05	(e)	52
15.54	2.13	51,599	1.41		1.51		0.99		61
15.18	1.35	12,375	2.16		2.26		0.29		61
15.80	2.54	419,564	1.01		1.11		1.46		61
15.63	2.03	3,342	1.51		1.61		0.88		61
15.59	2.33	808	1.16		1.26		1.33		61
15.48	1.90	802	1.66		1.76		0.90		61
15.44	16.11	63,171	1.44		1.51		0.80		40
15.12	15.34	12,403	2.19		2.26		0.25		40
15.68	16.59	381,641	1.04		1.11		1.40		40
15.53	15.93	4,694	1.54		1.61		0.91		40
15.49	16.45	540	1.19		1.26		1.26		40
15.39	15.90	521	1.69		1.76		0.88		40

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements

December 31, 2016

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Global Real Estate Securities	A, C, Institutional, IR, R and R6	Non-diversified
International Real Estate Securities	A, C, Institutional, IR and R6	Non-diversified
Real Estate Securities	A, C, Institutional, Service, IR, R and R6	Non-diversified

Class A Shares of the Global Real Estate Securities, International Real Estate Securities, and Real Estate Securities Funds are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as Investment Adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Offering and Organization Costs — Offering costs paid in connection with the offering of shares of the Global Real Estate Securities Fund were amortized on a straight-line basis over 12 months from the date of commencement of operations.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Global Real Estate Securities and Real Estate Securities	Quarterly	Annually
International Real Estate Securities	Semi-Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations;

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2016:

GLOBAL REAL ESTATE SECURITIES

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$5,309,237	$—
Australia and Oceania	—	1,692,853	—
Europe	—	4,399,750	—
North America	15,174,858	—	—
Investment Company	117,074	—	—
Total	$15,291,932	$11,401,840	$—

INTERNATIONAL REAL ESTATE SECURITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$133,889,499	$—
Australia and Oceania	—	41,577,444	—
Europe	—	106,179,235	—
North America	17,153,403	—	—
Investment Company	311	—	—
Total	$17,153,714	$281,646,178	$—

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

REAL ESTATE SECURITIES

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
North America	$470,877,952	$—	$—
Investment Company	623	—	—
Total	$470,878,575	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

International Real Estate Securities Fund
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$(19,555)	$—	1

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2016.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2016

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2016, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Global Real Estate Securities	1.05%	0.95%	0.90%	0.88%	0.86%	1.05%	0.93	%(1)
International Real Estate Securities	1.05	1.05	0.95	0.90	0.88	1.05	0.95	(1)
Real Estate Securities	1.00	0.90	0.86	0.84	0.82	1.00	0.87	(1)

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
(1)	GSAM agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Funds’ most recent prospectuses. These waivers will be effective through at least April 29, 2017, and prior to such date GSAM may not terminate the arrangements without approval of the Trustees.

The Global Real Estate Securities, International Real Estate Securities and Real Estate Securities Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the fiscal year ended December 31, 2016, GSAM waived $554, $183 and $5,549 of the Funds’ management fees, respectively.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2016, Goldman Sachs advised that it retained front end sales charges of $143 and $5,345 for the International Real Estate Securities and Real Estate Securities Funds, respectively.

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations (including Goldman

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Sachs) to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Global Real Estate Securities, International Real Estate Securities and Real Estate Securities Funds are 0.034%, 0.004% and 0.004%, respectively. These Other Expense limitations will remain in place through at least April 29, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Global Real Estate Securities	$23,168	$322,217	$—	$345,385
International Real Estate Securities	318,234	408,637	3,735	730,606
Real Estate Securities	672,144	376,354	9,195	1,057,693

G.  Line of Credit Facility — As of December 31, 2016, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2016, the Funds did not have any borrowings under the facility.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2016

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H.  Other Transactions with Affiliates — The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2016:

Fund	Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Market Value 12/31/2016	Dividend Interest Income
Global Real Estate Securities	$42,195	$19,139,719	$(19,064,840)	$117,074	$941
International Real Estate Securities	—	10,595,916	(10,595,605)	311	396
Real Estate Securities	—	57,821,004	(57,820,381)	623	10,443

As of December 31, 2016, The Goldman Sachs Group, Inc. was the beneficial owner of the following Funds:

	Percent of Share Class owned by Goldman Sachs Group, Inc.
Fund	Class A	Class C	Institutional	Class IR	Class R	Class R6
Global Real Estate Securities	84%	73%	11%	100%	100%	100%
International Real Estate Securities	—	—	—	8	—	100
Real Estate Securities	—	—	—	—	—	26

As of December 31, 2016, the Goldman Sachs Satellite Strategies Portfolio was the beneficial owner of approximately 37% of the International Real Estate Securities Fund and approximately 24% of the Real Estate Securities Fund.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2016 were as follows:

Fund	Purchases	Sales
Global Real Estate Securities	$34,081,296	$10,764,186
International Real Estate Securities	129,951,473	161,068,725
Real Estate Securities	155,948,670	239,373,796

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

	Global Real Estate Securities	International Real Estate Securities	Real Estate Securities
Distributions paid from:
Ordinary income	$1,103,287	$14,389,957	$16,536,098
Net long-term capital gains	71,278	—	38,769,868
Total taxable distributions	$1,174,565	$14,389,957	$55,305,966
Tax return of capital	$50,503	$31,120	$—

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

	Global Real Estate Securities	International Real Estate Securities	Real Estate Securities
Distributions paid from:
Ordinary income	$42,321	$10,299,012	$10,278,579
Net long-term capital gains	—	—	14,299,739
Total taxable distributions	$42,321	$10,299,012	$24,578,318

As of December 31, 2016, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Global Real Estate Securities	International Real Estate Securities	Real Estate Securities
Undistributed long-term capital gains	$—	$—	$2,819,200
Total undistributed earnings	$—	$—	$2,819,200
Capital loss carryforwards:(1)
Expiring 2017	$—	$(239,206,981)	$—
Expiring 2018	—	(18,621,372)	—
Perpetual Long-term	—	(3,206,861)	—
Total capital loss carryforwards	$—	$(261,035,214)	$—
Timing differences (Qualified Late Year Loss Deferral/Post October PFIC Loss Deferral/Certain REIT Dividends)	$(13,695)	$(1,528,868)	$231,120
Unrealized gains (losses) — net	(239,993)	(29,788,668)	125,127,616
Total accumulated gains (losses) — net	$(253,688)	$(292,352,750)	$128,177,936

(1)	Expiration occurs on December 31 of the year indicated. The International Real Estate Securities Fund had capital loss carryforwards of $315,730,857 which expired in the current fiscal year.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2016

7. TAX INFORMATION (continued)

As of December 31, 2016, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Global Real Estate Securities	International Real Estate Securities	Real Estate Securities
Tax cost	$26,933,566	$328,571,816	$345,750,959
Gross unrealized gain	845,126	5,496,882	127,282,478
Gross unrealized loss	(1,084,920)	(35,268,806)	(2,154,862)
Net unrealized security gain (loss)	$(239,794)	$(29,771,924)	$125,127,616
Net unrealized loss on other investments	(199)	(16,744)	—
Net unrealized gain (loss)	$(239,993)	$(29,788,668)	$125,127,616

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on foreign currency contracts and differences related to the tax treatment of passive foreign investment companies and real estate investment trust investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds and result primarily from dividend redesignations, expired capital loss carryforwards, return of capital distributions, certain non-deductible expenses and differences in the tax treatment of foreign currency contracts, passive foreign investment company investments and real estate investment trust investments.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Global Real Estate Securities	$(1,891)	$(261,124)	$263,015
International Real Estate Securities	(315,761,977)	307,858,185	7,903,792
Real Estate Securities	—	234,062	(234,062)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2016

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The International Real Estate Securities Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies, or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, it will subject the Fund, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Industry Concentration Risk — Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject a Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

8. OTHER RISKS (continued)

trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Global Real Estate Securities Fund

	For the Fiscal Year Ended December 31, 2016		For the Period Ended December 31, 2015(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	475	$5,305	2,501	$25,005
Reinvestment of distributions	139	1,419	31	327
Shares redeemed	(1)	(5)	—	—
	613	6,719	2,532	25,332
Class C Shares
Shares sold	953	10,000	2,499	25,005
Reinvestment of distributions	134	1,354	27	278
Shares redeemed	—	—	—	(4)
	1,087	11,354	2,526	25,279
Institutional Shares
Shares sold	2,751,238	27,977,859	287,501	2,875,010
Reinvestment of distributions	118,942	1,217,987	3,892	40,703
Shares redeemed	(411,089)	(4,142,941)	—	(5)
	2,459,091	25,052,905	291,393	2,915,708
Class IR Shares
Shares sold	—	—	2,500	25,005
Reinvestment of distributions	126	1,296	33	345
Shares redeemed	—	—	—	(5)
	126	1,296	2,533	25,345
Class R Shares
Shares sold	—	—	2,501	25,005
Reinvestment of distributions	113	1,159	30	312
Shares redeemed	—	—	(1)	(5)
	113	1,159	2,530	25,312
Class R6 Shares
Shares sold	—	—	2,501	25,005
Reinvestment of distributions	130	1,343	34	356
Shares redeemed	—	—	(1)	(5)
	130	1,343	2,534	25,356
NET INCREASE	2,461,160	$25,074,776	304,048	$3,042,332

(a)	Commenced operations on August 31, 2015.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

December 31, 2016

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Real Estate Securities Fund

	For the Fiscal Year Ended December 31, 2016		For the Fiscal Year Ended December 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	101,846	$617,864	235,165	$1,545,606
Reinvestment of distributions	41,743	239,950	32,208	201,988
Shares redeemed	(465,021)	(2,840,370)	(573,005)	(3,716,305)
	(321,432)	(1,982,556)	(305,632)	(1,968,711)
Class C Shares
Shares sold	1,497	9,086	14,440	92,546
Reinvestment of distributions	6,536	37,507	3,945	24,718
Shares redeemed	(73,960)	(444,281)	(59,706)	(382,082)
	(65,927)	(397,688)	(41,321)	(264,818)
Institutional Shares
Shares sold	11,735,695	67,851,273	9,612,020	59,364,280
Reinvestment of distributions	2,537,732	14,116,536	1,650,869	10,053,554
Shares redeemed	(17,067,955)	(98,788,023)	(16,094,291)	(101,134,181)
	(2,794,528)	(16,820,214)	(4,831,402)	(31,716,347)
Class IR Shares
Shares sold	7,170	43,241	4,678	28,711
Reinvestment of distributions	853	4,864	390	2,423
Shares redeemed	(3,830)	(22,352)	(21,002)	(138,147)
	4,193	25,753	(15,934)	(107,013)
Class R6 Shares(a)
Shares sold	—	—	1,581	10,005
Reinvestment of distributions	80	442	27	163
Shares redeemed	—	—	(1)	(5)
	80	442	1,607	10,163
NET DECREASE	(3,177,614)	$(19,174,263)	(5,192,682)	$(34,046,726)

(a)	Commenced operations on July 31, 2015.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Real Estate Securities Fund

	For the Fiscal Year Ended December 31, 2016		For the Fiscal Year Ended December 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	938,986	$19,066,528	1,006,054	$20,162,437
Reinvestment of distributions	295,910	5,518,009	110,637	2,112,841
Shares redeemed	(1,209,837)	(24,118,655)	(1,846,694)	(37,000,156)
	25,059	465,882	(730,003)	(14,724,878)
Class C Shares
Shares sold	155,632	3,114,856	139,919	2,753,523
Reinvestment of distributions	85,909	1,539,136	27,256	504,925
Shares redeemed	(157,241)	(2,994,007)	(230,035)	(4,407,019)
	84,300	1,659,985	(62,860)	(1,148,571)
Institutional Shares
Shares sold	2,771,649	56,468,817	4,760,677	94,751,120
Reinvestment of distributions	2,369,689	45,314,393	1,067,838	20,746,124
Shares redeemed	(7,208,641)	(146,350,507)	(7,540,815)	(151,932,009)
	(2,067,303)	(44,567,297)	(1,712,300)	(36,434,765)
Service Shares
Shares sold	61,950	1,241,007	40,767	807,285
Reinvestment of distributions	8,748	163,823	2,316	44,342
Shares redeemed	(50,536)	(1,042,478)	(80,757)	(1,603,897)
	20,162	362,352	(37,674)	(752,270)
Class IR Shares
Shares sold	363,452	7,322,119	111,670	2,221,821
Reinvestment of distributions	52,887	994,803	15,718	300,673
Shares redeemed	(328,703)	(6,595,715)	(104,014)	(2,118,190)
	87,636	1,721,207	23,374	404,304
Class R Shares
Shares sold	145,944	2,810,331	132,636	2,603,096
Reinvestment of distributions	17,558	324,442	4,378	82,799
Shares redeemed	(97,719)	(1,914,365)	(70,413)	(1,371,525)
	65,783	1,220,408	66,601	1,314,370
Class R6 Shares(a)
Shares sold	5,887	132,561	502	10,005
Reinvestment of distributions	225	4,256	17	326
Shares redeemed	(4,421)	(98,667)	—	(5)
	1,691	38,150	519	10,326
NET DECREASE	(1,782,672)	$(39,099,313)	(2,452,343)	$(51,331,484)

(a)	Commenced operations on July 31, 2015.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of the

Goldman Sachs Real Estate Securities Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Global Real Estate Securities Fund, the Goldman Sachs International Real Estate Securities Fund, and the Goldman Sachs Real Estate Securities Fund (collectively the “Funds”), funds of the Goldman Sachs Trust, as of December 31, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 24, 2017

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Fund Expenses — Six Month Period Ended December 31, 2016 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Class IR, Class R or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Class IR, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016, which represents a period of 184 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Global Real Estate Securities Fund				International Real Estate Securities Fund				Real Estate Securities Fund
Share Class	Beginning Account Value 07/01/16	Ending Account Value 12/31/16		Expenses Paid for the 6 Months Ended 12/31/16*	Beginning Account Value 07/01/16	Ending Account Value 12/31/16		Expenses Paid for the 6 Months Ended 12/31/16*	Beginning Account Value 07/01/16	Ending Account Value 12/31/16		Expenses Paid for the 6 Months Ended 12/31/16*
Class A
Actual	$1,000	$949.40		$7.25	$1,000	$963.10		$6.86	$1,000	$960.50		$6.46
Hypothetical 5% return	1,000	1,017.70	+	7.51	1,000	1,018.15	+	7.05	1,000	1,018.55	+	6.65
Class C
Actual	1,000	945.90		10.52	1,000	958.30		10.53	1,000	956.40		10.13
Hypothetical 5% return	1,000	1,014.33	+	10.89	1,000	1,014.38	+	10.84	1,000	1,014.78	+	10.43
Institutional
Actual	1,000	952.20		4.91	1,000	962.60		4.88	1,000	962.20		4.49
Hypothetical 5% return	1,000	1,020.11	+	5.08	1,000	1,020.16	+	5.03	1,000	1,020.56	+	4.62
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	959.70		6.95
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,018.05	+	7.15
Class IR
Actual	1,000	950.60		5.64	1,000	964.10		5.63	1,000	961.80		5.23
Hypothetical 5% return	1,000	1,019.36	+	5.84	1,000	1,019.41	+	5.79	1,000	1,019.81	+	5.38
Class R
Actual	1,000	949.00		8.08	N/A	N/A		N/A	1,000	959.00		7.68
Hypothetical 5% return	1,000	1,016.84	+	8.36	N/A	N/A		N/A	1,000	1,017.29	+	7.91
Class R6
Actual	1,000	952.30		4.81	1,000	964.30		5.28	1,000	962.30		4.44
Hypothetical 5% return	1,000	1,020.21	+	4.98	1,000	1,019.76	+	5.43	1,000	1,020.61	+	4.57

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR	Class R	Class R6
Global Real Estate Securities	1.48%	2.15%	1.00%	N/A	1.15%	1.65%	0.98%
International Real Estate Securities	1.39	2.14	0.99	N/A	1.14	N/A	1.07
Real Estate Securities	1.31	2.06	0.91	1.41%	1.06	1.56	0.90

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 74	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				142	None
Kathryn A. Cassidy Age: 62	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Diana M. Daniels Age: 67	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Herbert J. Markley Age: 66	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Jessica Palmer Age: 67	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

60

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 56	Trustee	Since 2013	Mr. Templin is retired. He recently served as Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Gregory G. Weaver Age: 65	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	Verizon Communications Inc.

61

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 54	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	140	None
Alan A. Shuch Age: 67	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2016. Alan A. Shuch served as Trustee until his retirement from the Board on December 31, 2016.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2016, Goldman Sachs Trust consisted of 92 portfolios (89 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 15 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

62

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 39	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2016.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

63

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Goldman Sachs Trust — Real Estate Securities Funds — Tax Information (Unaudited)

For the 2016 tax year, the International Real Estate Securities Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the International Real Estate Securities Fund from sources within foreign countries and possessions of the United States was $0.1739 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Fund during the year from foreign sources was 63.05%. The total amount of foreign taxes paid by the Fund was $0.0170 per share.

For the fiscal year ended December 31, 2016, 13.73% and 39.59% of the dividends paid from net investment company taxable income by Global Real Estate Securities and International Real Estate Securities Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Global Real Estate Securities and Real Estate Securities Funds, respectively, designate $71,278 and $38,769,868, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2016.

During the fiscal year ended December 31, 2016, the Global Real Estate Securities and Real Estate Securities Funds, respectively, designate $355,349 and $6,764,092 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

64

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.17 trillion in assets under supervision as of December 31, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3,4]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund[5]
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Fixed Income Macro Strategies Fund

Fundamental Equity

∎	Growth and Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Focused Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Growth Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Dynamic U.S. Equity Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund[6]
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Dynamic Allocation Fund
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund[7]
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[5]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[6]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[7]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.
*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Treasurer Senior Vice President and Principal Financial Officer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www. sec.gov.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of December 31, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2016 Goldman Sachs. All rights reserved. 81173-TMPL-02/2017 RESAR-17/5.2K

Goldman Sachs Funds

Annual Report	December 31, 2016

Select Satellite Funds
Absolute Return Tracker
Commodity Strategy
Dynamic Allocation
Managed Futures Strategy

Goldman Sachs Select Satellite Funds

∎	ABSOLUTE RETURN TRACKER

∎	COMMODITY STRATEGY

∎	DYNAMIC ALLOCATION

∎	MANAGED FUTURES STRATEGY

Portfolio Management Discussions and Performance Summaries	1

Consolidated Schedules of Investments	27

Consolidated Financial Statements	48

Consolidated Financial Highlights	52

Notes to Financial Statements	60

Report of the Independent Registered Public Accounting Firm	87

Other Information	88

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Absolute Return Tracker Fund

Investment Objective

The Fund’s investment objective is to seek to deliver long-term total return consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies (“QIS”) Team discusses the Goldman Sachs Absolute Return Tracker Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2016 (“the Reporting Period”)

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated average annual total returns, without sales charges, of 4.45%, 3.62%, 4.82%, 4.75%, 4.19% and 4.85%, respectively. These returns compare to the 2.50% average annual total return of the Fund’s benchmark, the HFRX Global Hedge Fund Index (net of management, administrative and performance/incentive fees) (the “HFRX Global Hedge Fund Index”)[1], during the same time period.

Q	What economic and market factors most influenced the hedge fund asset class as a whole during the Reporting Period?

A	Hedge funds, as measured by the HFRX Global Hedge Fund Index, overall generated positive returns during the Reporting Period. Event driven hedge funds performed best during the Reporting Period, with the HFRX Event Driven Index returning 11.08%. Distressed restructuring managers gained most, although credit arbitrage and activist managers also posted solid advances. Relative value hedge funds also posted positive, albeit more modest, returns during the Reporting Period, with the HFRX Relative Value Arbitrage Index returning 1.03%. Multi-strategy funds declined among relative value hedge funds, though convertible arbitrage, asset-backed, energy infrastructure and yield alternative funds gained solidly. Equity long/short hedge funds, as measured by the HFRX Equity Hedge Index, delivered a positive return of 0.10% for the Reporting Period. Within equity long/short hedge funds, fundamental value, energy and technology/health care managers performed best, while fundamental growth, market neutral and short bias managers lost ground. Global macro hedge funds were down, with the HFRX Macro/CTA Index returning -2.93% for the Reporting Period. Among macro hedge funds, multi-strategy managers were weakest, while managers in metals and other commodities posted gains.

As the Reporting Period began, hedge funds were broadly down, with the HFRX Global Hedge Fund Index declining 2.76% for the first month of the new year. Risk assets, including global equities, energy and high yield credit, sold off in January 2016 amid investor concerns over slowing economic growth in China, while safe haven assets, including government bonds, rallied over the month. Hedge funds were mixed across styles in January 2016, with equity long/ short, event driven and relative value hedge funds generally declining, while global macro hedge funds posted gains for the month. Among equity long/short hedge funds, performance was particularly weak among fundamental value managers. Among relative value hedge funds, relative value arbitrage hedge funds declined most. Within the global macro sub-strategy, trend-following managers performed best amid strong price trends in fixed income, equities and currencies. Hedge funds remained challenged in February 2016, with the HFRX Global Hedge Fund Index declining 0.32% over the month. Risk assets, including most global equity markets and commodities, experienced continued volatility. Equity long/short hedge funds and relative value

[1]	The HFRX Global Hedge Fund Index is a trademark of Hedge Fund Research, Inc. (“HFR”). HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund.

1

PORTFOLIO RESULTS

hedge funds declined, while global macro hedge funds and event driven hedge funds posted gains for the month. Among equity long/short hedge funds, performance was most weak for fundamental growth managers. Trend-following managers continued to do well within the global macro sub-strategy. Hedge funds posted positive results overall in March 2016, with the HFRX Global Hedge Fund Index gaining 1.24% for the month. Risk assets, including most global equity markets and credit, rebounded strongly in March 2016, while the U.S. dollar weakened and global fixed income was largely flat. Equity long/short hedge funds and event driven hedge funds posted gains; macro hedge funds declined; and relative value hedge funds were basically flat for the month. After a weak start to the year, fundamental growth managers posted solid gains within the equity long/ short sub-strategy. Also in a reversal to the first two months of the calendar year, trend-following managers within the global macro sub-strategy were particularly challenged in March 2016 amid the rebound in equities and reversals in currency markets.

Hedge funds posted positive results overall in April 2016. The HFRX Global Hedge Fund Index gained 0.41% over the month. Risky assets experienced positive performance, with most equity markets posting modest gains and commodities rallying over the month, led by gains in energy. Fixed income yields rose, and the U.S. dollar declined slightly against global currencies amid the risk-on environment (A risk-on environment is one in which investor risk aversion is low.). All four major hedge fund sub-strategies were up in April 2016, with relative value hedge funds posting the strongest performance. Hedge funds were mixed in May 2016, but posted positive results overall, with the HFRX Global Hedge Fund Index gaining 0.46% for the month. Global equity markets were bolstered by the rebound in oil prices and positive economic readings among many developed markets. Commodities posted mixed performance, with gains in oil and grains offset by declines in precious and industrial metals. The U.S. Treasury yield curve flattened, and the U.S. dollar rallied relative to global currencies in anticipation of an interest rate hike in the near term. Event driven hedge funds and equity long/short hedge funds posted gains, but macro hedge funds and relative value hedge funds declined over the month. Hedge funds were mixed across sub-strategies in June 2016 and posted flat results overall, with the HFRX Global Hedge Fund Index gaining 0.20% over the month. Brexit, or the U.K. referendum on membership in the European Union, dominated market focus in June 2016, as markets built up expectations of a “remain” vote in the U.K. and then abruptly reversed course upon news that the “leave” vote had won. Equity markets were mixed across regions, with U.K. equities up for the month, while European and Japanese equities declined, and U.S. equities were flat. Yields generally declined, while gold and the U.S. dollar rallied. Event driven, macro and relative value hedge funds generally posted gains for the month, while equity long/short hedge funds declined.

Hedge funds were up in July 2016, with the HFRX Global Hedge Fund Index gaining 1.45% for the month. Global financial markets gained in July 2016 due to expectation of dovish monetary policy and rebounding risk appetite following the U.K.’s decision to leave the European Union. (Dovish policy tends to suggest lower interest rates; opposite of hawkish.) Equity market gains were led by Germany, Japan and the U.S. Declines in longer-term U.S. Treasury yields led to a flattened yield curve, while high yield credit tightened. Commodities delivered mixed results, with gains across precious metals and declines in energy, primarily led by weak performance in crude oil. After an intra-month rally, the U.S. dollar gave back gains against the euro, pound sterling and yen. Hedge funds were up across styles, with event driven hedge funds posting the strongest performance for the month. Performance of hedge funds overall was more muted but still positive in August 2016, with the HFRX Global Hedge Fund Index gaining 0.16% for the month. Global financial markets posted mixed performance in August amid muted volatility and lower trading volumes. Global equities ended the month slightly up, with emerging market equities continuing to rebound into August. Government bond yields increased slightly, with negative yields persisting among German, Japanese and Swiss government bonds. The U.S. dollar rose relative to global currencies amid increased speculation of a possible rate hike later in 2016 by the Federal Reserve (the “Fed”). Commodities delivered mixed returns in August 2016, with gains in energy offset by declines in metals. Hedge funds were also mixed across styles in August 2016, with event driven hedge funds posting the strongest performance among the four styles for the second month in a row. Relative value hedge funds also posted gains, while macro and equity long/short hedge funds declined. Hedge funds had another modestly positive month in September 2016 overall, with the HFRX Global Hedge Fund Index gaining 0.55%. Global financial markets posted mixed performance in September 2016, with emerging market equities posting another month of gains, while developed international equities were broadly down, and U.S. equities finished flat overall. Government

2

PORTFOLIO RESULTS

bond yields were largely flat to slightly higher, as the Fed left rates unchanged. Commodities were broadly up for the month, while the U.S. dollar posted mixed performance against global currencies. Hedge funds were mixed across styles in September, with equity long/short and relative value hedge funds posting gains, while macro and event driven hedge funds were flat for the month.

Hedge funds were down in October 2016 overall, with the HFRX Global Hedge Fund Index declining 0.57% for the month. Global equities declined in October 2016 following a rally in the third quarter of 2016. U.S. equities also fell amid increased market expectations of a December 2016 rate hike by the Fed, while emerging market equities posted a modest gain. Global yields increased modestly across developed and emerging market regions. The U.S. dollar appreciated against the British pound, euro, Swiss franc and yen, while commodities declined overall. Hedge funds were down to flat across styles in October 2016, with macro, equity long/ short and event driven hedge fund posting losses, while relative value hedge funds were flat. October marked the third month in a row that macro hedge funds were the worst performers across the four styles. Hedge funds were then up overall in November 2016, with the HFRX Global Hedge Fund Index gaining 0.87% for the month. In light of the U.S. presidential election result, global equity markets reversed a short-lived sell-off, as investors began to anticipate the potential pro-growth effect of Mr. Trump’s fiscal stimulus plan. Conversely, emerging market equities notably declined in November 2016 amid potential protectionist trade policies. Ten-year U.S. Treasury yields rose, and the U.S. dollar strengthened on the prospects of fiscal easing and higher market expectations of a December 2016 rate hike by the Fed. Within commodities, energy enjoyed tailwinds from the oil rally late in the month as the Organization of the Petroleum Exporting Countries (“OPEC”) signaled production cuts. Hedge funds were mixed across styles in November 2016, with event driven, equity long/short and relative value hedge funds posting gains, while macro hedge funds were down. Hedge funds were up overall in December, with the HFRX Global Hedge Fund Index gaining 0.86% for the month. Global equities generally rallied. U.S. yields continued to rise in December 2016 after their reversal in November 2016. The U.S. dollar continued its rally against the euro, the U.K. pound and the Japanese yen in December, while commodity prices in aggregate continued to surge, led by gains in oil and natural gas. All four hedge fund styles rose, albeit modestly, in December 2016, led by event driven hedge fund managers.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	We believe hedge funds derive a large portion of their returns from exposure to sources of market risk. The Fund uses a quantitative methodology in combination with a qualitative overlay to seek to identify the Market Exposures, or sources of market risk, that approximate the return and risk patterns of specific hedge fund sub-strategies. The Fund’s quantitative methodology seeks to allocate the Fund’s exposure to each Hedge Fund Sub-Strategy such that the Fund’s investment results approximate the return and risk patterns of a diversified universe of hedge funds. During the Reporting Period, all four Hedge Fund Sub-Strategies employed by the Fund contributed positively to performance on an absolute basis.

The Fund’s Equity Long/Short Hedge Fund Sub-Strategy contributed most positively to the Fund’s absolute return during the Reporting Period. Long exposure to single-name stocks to which hedge funds had large investments (based on 13F filings with the Securities & Exchange Commission (“SEC”)) as well as long exposure to U.S. small cap equities contributed the most. Conversely, short exposure to U.S. large cap and growth equities detracted.

The Fund’s Event Driven Hedge Fund Sub-Strategy was the second strongest contributor to the Fund’s results during the Reporting Period, with the best performance from long exposure to North American high yield credit and short positions in put options on the S&P 500 Index. (Put options are most commonly used in the stock market to protect against the decline of the price of a stock below a specified price. If the price of the stock declines below the specified price of the put option, the owner/buyer of the put has the right, but not the obligation, to sell the asset at the specified price, while the seller of the put has the obligation to purchase the asset at the strike price if the owner uses the right to do so (the owner/buyer is said to exercise the put or put option)). Short exposure to U.S. small cap equities was the only detractor from the Sub-Strategy’s results during the Reporting Period.

The Fund’s Relative Value Hedge Fund Sub-Strategy also contributed positively to the Fund’s performance. Long exposure to North American high yield credit and short positions in put options on the S&P 500 Index contributed positively, while long exposure to emerging markets debt detracted.

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PORTFOLIO RESULTS

The Fund’s Macro Hedge Fund Sub-Strategy contributed positively, albeit modestly, to the Fund’s return on an absolute basis. Positive performance from long exposure to a broad commodities index was offset by losses in the trend-following strategy.

In addition to the asset classes mentioned above, the Fund was invested in a variety of developed and emerging market equities, short-term interest rates, developed market government bonds, currencies, credit and commodities during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used exchange-traded index futures contracts to gain exposure to U.S. large-cap and small-cap equities, non-U.S. developed market equities including those in Europe, the U.K. and Japan, commodities, government bonds and short-term interest rates. The Fund used currency forward contracts to gain exposure to select developed and emerging market currencies of non-U.S. developed markets. The Fund used total return swaps to gain exposure to U.S. large cap growth and value equities, a broad commodity index and Master Limited Partnerships (“MLPs”). The Fund trades exchange-traded securities and over-the-counter total return swaps to gain exposure to U.S. large-cap and small-cap equities. The Fund also used listed put options on the S&P 500 Index to gain exposure to U.S. large-cap equities. Lastly, the Fund used exchange-traded credit default swaps to gain exposure to high yield and investment grade credit markets across the U.S. and Europe. Overall, the use of derivatives had a positive impact on the Fund’s performance during the Reporting Period.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	During the Reporting Period, we enhanced the Event Driven Sub-Strategy employed by the Fund by adding exposures to European high yield credit and North American bank loans in an effort to more closely match the performance of the HFRX Event Driven Index. Additionally, we enhanced the Relative Value Sub-Strategy to a more granular bottom-up investment process and added more exposures, such as MLPs, convertible bonds and emerging markets debt. We also expanded the number of instruments traded in the trend-following strategy within the Macro Sub-Strategy.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had a 47% allocation to the Equity Long/Short Hedge Fund Sub-Strategy, 23% to the Macro Hedge Fund Sub-Strategy, 20% to the Relative Value Hedge Fund Sub-Strategy and 10% to the Event Driven Hedge Fund Sub-Strategy.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	In April 2016, Stephan Kessler was named a portfolio manager of the Fund. Stephan is head of research for the Alternative Investment Strategies team within Goldman Sachs Asset Management’s QIS platform and has been involved with the research effort for the Fund since he joined the firm in 2010.

Q	What is the Fund’s tactical view and strategy going forward?

A	In the coming months, we intend to remain focused on the Fund’s investment objective of seeking to deliver long-term total return consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds. We understand that the hedge fund industry is dynamic, and to keep pace, we seek to understand trends in the hedge fund industry by digesting information from a number of sources, including hedge fund return databases, prime brokerage reports, hedge fund consultants, regulatory filings and other public sources. Additionally, we emphasize ongoing research and continued process and model enhancement, which we can implement through our scalable, robust technological platform.

4

FUND BASICS

Absolute Return Tracker Fund

as of December 31, 2016

PERFORMANCE REVIEW
January 1, 2016–December 31, 2016	Fund Total Return (based on NAV)[1]	HFRX Global Hedge Fund Index[2]
Class A	4.45%	2.50%
Class C	3.62	2.50
Institutional	4.82	2.50
Class IR	4.75	2.50
Class R	4.19	2.50
Class R6	4.85	2.50

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The index is investable through products managed by HFR Asset Management, LLC that track HFRX Indices. The HFRX Global Hedge Fund Index is a trademark of HFR. HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/16	One Year	Five Years	Since Inception	Inception Date
Class A	-1.23%	1.75%	-0.25%	5/30/08
Class C	2.62	2.13	-0.35	5/30/08
Institutional	4.82	3.30	0.79	5/30/08
Class IR	4.75	3.15	0.65	5/30/08
Class R	4.19	2.63	0.15	5/30/08
Class R6	4.85	N/A	1.22	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.17%	1.71%
Class C	1.92	2.46
Institutional	0.77	1.31
Class IR	0.92	1.46
Class R	1.42	1.96
Class R6	0.75	1.29

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[5]

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of Exchange Traded Funds and Investment Companies held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information Section of the Schedule of Investments.

6

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Performance Summary

December 31, 2016

The following graph shows the value as of December 31, 2016, of a $1,000,000 investment made on May 30, 2008 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark the HFRX Global Hedge Fund Index (net of management, administrative and performance/incentive fees), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Absolute Return Tracker Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from May 30, 2008 through December 31, 2016.

Average Annual Total Return through December 31, 2016	One Year	Five Years	Since Inception
Class A (Commenced May 30, 2008)
Excluding sales charges	4.45%	2.91%	0.41%
Including sales charges	-1.23%	1.75%	-0.25%

Class C (Commenced May 30, 2008)
Excluding contingent deferred sales charges	3.62%	2.13%	-0.35%
Including contingent deferred sales charges	2.62%	2.13%	-0.35%

Institutional (Commenced May 30, 2008)	4.82%	3.30%	0.79%

Class IR (Commenced May 30, 2008)	4.75%	3.15%	0.65%

Class R (Commenced May 30, 2008)	4.19%	2.63%	0.15%

Class R6 (Commenced July 31, 2015)	4.85%	N/A	1.22%

7

GOLDMAN SACHS COMMODITY STRATEGY FUND

What Differentiates the Goldman Sachs Commodity Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our commodity investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

Goldman Sachs’ Commodity Investment Process

Our commodity investment process emphasizes the importance of both short-term, tactical opportunities and long-term investment views. Our team-based approach to managing the Fund ensures continuity and idea sharing among some of the industry’s most experienced fixed income specialists. We pursue strong, consistent performance across commodity markets through:

The Goldman Sachs Commodity Strategy Fund primarily gains exposure to the performance of the commodity markets through investment in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary invests primarily in commodity-linked swaps (which may include total return swaps), as well as other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodities markets, and in fixed income and debt instruments. The Fund’s portfolio is designed to provide exposure that corresponds to the investment return of assets that trade in the commodity markets without direct investment in physical commodities.

The Fund implements enhanced cash strategies that capitalize on GSAM’s global fixed income expertise. The Fixed Income Team will employ the full spectrum of capabilities offered, including bottom-up strategies (credit, mortgages, governments /municipals, high yield, and emerging markets debt) and top-down strategies (duration, cross-sector, currency and country) in an attempt to enhance the return of the Fund.

A Commodity Fund that:

∎	Provides exposure to the commodity markets without direct investment in physical commodities

∎	Utilizes commodity-linked swaps that provide economic exposure to movements in commodity prices

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PORTFOLIO RESULTS

Goldman Sachs Commodity Strategy Fund

Investment Objective

The Fund seeks long-term total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Commodities Team discusses the Goldman Sachs Commodity Strategy Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated average annual total returns, without sales charges, of 11.91%, 11.02%, 12.32%, 12.21%, 11.60% and 12.25%, respectively. These returns compare to the 11.33% average annual total return of the Fund’s benchmark, the S&P GSCI® Total Return Index (Gross, USD, Unhedged, formerly the Goldman Sachs Commodity Index) (the “S&P GSCI®”), during the same period.

Q	What economic and market factors most influenced the commodities markets as a whole during the Reporting Period?

A	Commodities markets, as measured by the S&P GSCI®, experienced a strong rebound during the Reporting Period from the challenges it faced during calendar year 2015. By comparison to the S&P GSCI® return of 11.33% for the Reporting Period, the S&P 500® Index and the U.S. Dollar Index (“DXY”) returned 11.93% and 3.63%, respectively.[1]

We believe the rebound in the commodities markets during the Reporting Period can be attributed to several macro factors. First, the language of the Federal Reserve (the “Fed”) turned dovish to start 2016. (Dovish language tends to suggest lower interest rates.) Most expected at the end of 2015 between three to four interest rate hikes in 2016. However, as the new calendar year began, the likelihood of that many hikes was greatly reduced. This weakened the U.S. dollar and supported commodity prices across the sectors, particularly prices of gold but also those of industrial metals. Second, unplanned production outages supported the oil markets. Nigeria and Canada both had large unplanned production outages during the Reporting Period, which supported oil prices. Nigerian outages were caused by infrastructure attacks by local militant groups, and the Canadian outages were caused by wildfires that temporarily shut down production. Third, the U.K. referendum on membership in the European Union, popularly known as Brexit, had a significant impact across financial markets. Specific to the commodity markets, its largest effect was on gold prices. The uncertainty in advance of the referendum and then the surprise vote to leave the European Union was supportive for gold prices, as investors looked for what are widely considered safe haven assets, including government bonds. Fourth, negative interest rates in many countries across the globe were an incentive for investors to look to add gold to their investment portfolios. Finally, within the agriculture subsector, soybeans performed especially well, with prices surging due primarily to rains in Argentina. A significant amount of soybean crop was destroyed from heavy rains, which tightened up global balances for soybeans. The amount of soybeans impacted by the rains was not as large as originally expected, but was still a bullish factor with which the market had to contend.

Q	Which commodity subsectors were strongest during the Reporting Period?

A	The energy and industrials subsectors were the strongest performers during the Reporting Period.

The energy component of the S&P GSCI® was strongest, returning 18.1% during the Reporting Period, which was primarily driven by a recovery in oil prices. The global oversupply in crude oil and related products weighed on prices early in 2016. A string of production outages in key oil-producing countries of the Organization of the Petroleum Exporting Countries (“OPEC”), a Canadian wildfire in a producing region, and a seeming acceleration in the decline of U.S. production helped bolster prices into mid-2016. However, these gains were short-lived, as production outages

[1]	The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The DXY is a measure of the general international value of the U.S. dollar as calculated by averaging the exchange rates between the U.S. dollar and six major world currencies.

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PORTFOLIO RESULTS

began to be resolved in the summer months. The ultimate catalyst came surrounding OPEC’s talks later in the calendar year, which culminated in a broad-based agreement to cut production levels and reduce the global overhang in supply.

The industrial metals subsector, as measured by the S&P GSCI® Industrial Metals Index, returned 17.6% for the Reporting Period overall, as Chinese economic data began to steadily improve. Industrial metals also sustained a strong-year-end rally after President-elect Trump mentioned infrastructure spending as one of his top priorities.

Q	Which commodity subsectors were weakest during the Reporting Period?

A	Precious metals posted positive returns but lagged the broad S&P GSCI® during the Reporting Period. Agriculture declined.

The precious metals subsector of the S&P GSCI® returned 8.4% during the Reporting Period on early-2016 market turmoil, largely driven by economic concerns surrounding China, coupled with a reduced pace of Fed interest rate hikes. Historically, gold, a non-yielding asset, tends to become less attractive when interest rates rise. The results of the U.K. referendum to leave the European Union and the ensuing market uncertainty gave further investor support to gold prices. However, gold’s gains were tempered by a stronger U.S. dollar, the December 2016 rate hike by the Fed and the year-end 2016 rally in U.S. rates that left the yield on 10-year U.S. Treasuries approximately where they had begun the calendar year.

Agriculture declined in 2016, with the S&P GSCI® Agriculture Index returning -4.2% for the Reporting Period. This subsector’s negative return can be attributed primarily to weakness in grains. The calendar year started off on a positive note for grain prices and for soybeans in particular, which returned 14.8% to close the year. Reduced forecasts from the U.S. Department of Agriculture (“USDA”) on soybean plating, increased investor demand out of China, unfavorable weather in South American growing regions and trend-following strategies combined to contribute to a sharp rally. However, generally favorable growing conditions in the U.S. and an already well-supplied market sent grain prices lower through the months, with wheat and corn returning -24.1% and -9.8%, respectively, for the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated returns that generally outperformed the S&P GSCI® during the Reporting Period. The Fund extensively employed deferred positioning along the futures curves across the commodities markets in 2016. Our enhanced roll-timing strategies via exposure to commodity index-linked swaps contributed positively to returns during the Reporting Period. Our enhanced cash management strategy also added value during the Reporting Period.

Q	How did the Fund’s enhanced roll-timing strategies impact performance during the Reporting Period?

A	Our enhanced roll-timing strategies contributed positively to the Fund’s performance via exposure to commodity index-linked swaps. We employ an approach whereby we do not take active views on individual commodities but rather gain Fund exposure to commodities through investments whose performance is linked to commodity indices.

We often implement commodity roll-timing strategies by deviating from the S&P GSCI® roll convention, which typically calls for rolling forward exposure at the front, or near-month, end of the futures curve on a monthly basis. The roll occurs during business days 5 through 9. To the extent our team believes fundamental or technical developments will impact the futures roll-timing decision, we will incorporate those views into the portfolio by electing to roll positions earlier, later, forward or in different weights versus the S&P GSCI® roll. Roll-timing strategies employed may include 1) alternative roll date modifications, which avoid the market impact of plain vanilla S&P GSCI® rolls during business days 5 to 9; 2) forward exposure roll modifications, which avoid the market impact of plain vanilla S&P GSCI® rolls and move exposure out the curve to mitigate the returns impact often associated with persistent contango (Contango is a situation where the futures price of a commodity is above the expected future spot price. Contango refers to a situation where the future spot price is below the current price, and people are willing to pay more for a commodity at some point in the future than the actual expected price of the commodity. This may be due to people’s desire to pay a premium to have the commodity in the future rather than paying the costs of storage and the carry costs of buying the commodity today.); and 3) seasonal roll modifications, which take advantage of seasonal relationships in commodity markets to increase returns. During most of the Reporting Period, we employed a forward roll-timing strategy that rolled commodity exposures underlying the S&P GSCI® a few months out on the futures curve instead of rolling at the very front of the futures curve.

The Fund’s performance was driven by its deferred positioning along the futures curve within energy,

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PORTFOLIO RESULTS

particularly on the West Texas Intermediate (“WTI”) crude oil and gasoline curve during the first quarter of 2016. The S&P GSCI®’s front month exposures, generally more sensitive to storage constraints, underperformed the Fund’s deferred exposures. Crude oil inventories remained quite elevated as the global surplus persisted. Global production remained robust, and Iranian exports began to come to market. Additionally, U.S. shale production declines were slower than expected.

Q	How did you implement the Fund’s enhanced cash management strategy?

A	In addition to seeking value through management of the commodities portion of the Fund’s portfolio, we also attempt to add a modest amount of excess return through thoughtful management of collateral held in the Fund. The cash portion of the Fund’s portfolio is typically allocated to high-grade collateral that includes U.S. Treasury securities, agency debentures, mortgage-backed securities and short-term fixed income instruments. During the Reporting Period, we favored high quality government and agency securities for the Fund’s collateral allocation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As mentioned earlier in some detail, the Fund used commodity index-linked total return swaps in implementing our enhanced roll-timing strategies in order to gain exposure to the commodities markets. In implementing our enhanced cash management strategy, the Fund used futures, interest rate swaps and forward sales contracts, which are agency mortgage-backed derivatives used in purchasing a future issuance of agency mortgage-backed securities. The use of these instruments is integral to the Fund’s investment strategy, which realized positive absolute returns during the Reporting Period.

Q	Did you make any changes in the Fund’s strategy or allocations during the Reporting Period?

A	The Fund continued to hold exposure to the commodities markets primarily in the form of swaps linked to the S&P GSCI®. During the Reporting Period, we shifted from being partially deferred six months forward across all commodities held in the S&P GSCI® to being fully deferred one month out across the S&P GSCI® commodities universe.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was positioned along with S&P GSCI® in the front month across the stack of commodities curves. The Fund held exposure to the commodities underlying the S&P GSCI® through customized swaps in the Subsidiary. (The Subsidiary has the same objective as the Fund but unlike the Fund may invest without limitation in commodity index-linked securities, such as swaps and futures that provide exposure to the performance of the commodity markets.)

The cash portion of the Fund’s portfolio was allocated across various fixed income sectors, with an emphasis on the higher quality, lower volatility segments of the market, such as U.S. government and government-sponsored bonds.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s view and strategy going forward?

A	At the end of the Reporting Period, we remained constructive on oil prices and believed the market was slightly underappreciating the anticipated OPEC cuts. These production cuts, in our view, should bring the oil market into deficit later in 2017. We think natural gas prices may well rise with substantially cold forecasts to start the 2017 winter. Within agriculture, we are bearish on grains, as inventories in the U.S. remain healthy. Additionally, growing conditions in South America appear to be supportive for the early months of 2017. We feel industrial metals were trading at overall elevated levels at the end of the Reporting Period. In our opinion, copper may be particularly vulnerable to increasing inventories, and additional aluminum smelter capacity may be brought back online at end-of-2016 prices. Gold came under some pressure at the end of the Reporting Period and could suffer further from a strengthening U.S. dollar and, we anticipate, increasing interest rates. However, we think inflationary pressures and uncertainty could provide counteracting support.

Irrespective of directionality, we believe the market will continue to hold opportunities for the active, relative value investor, especially amid a heightened volatility regime. Historically, volatility moves prices away from fundamentals and affords opportunities to the active investor.

11

FUND BASICS

Commodity Strategy Fund

as of December 31, 2016

PERFORMANCE REVIEW
January 1, 2016–December 31, 2016	Fund Total Return (based on NAV)[1]	S&P GSCI® [2]
Class A	11.91%	11.33%
Class C	11.02	11.33
Institutional	12.32	11.33
Class IR	12.21	11.33
Class R	11.60	11.33
Class R6	12.25	11.33

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P GSCI® is an unmanaged composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. Individual components qualify for inclusion in the S&P GSCI® on the basis of liquidity and are weighted by their respective world production quantities. The figures for the S&P GSCI® do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/16	One Year	Five Years	Since Inception	Inception Date
Class A	6.93%	-13.61%	-9.37%	3/30/07
Class C	10.03	-13.45	-9.62	3/30/07
Institutional	12.32	-12.53	-8.67	3/30/07
Class IR	12.21	-12.58	-10.90	11/30/07
Class R	11.60	-13.07	-11.40	11/30/07
Class R6	12.25	N/A	-8.26	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.96%	1.10%
Class C	1.71	1.85
Institutional	0.62	0.76
Class IR	0.71	0.85
Class R	1.21	1.36
Class R6	0.60	0.74

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[5]

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[6]	Mortgage-backed securities are guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United State Government.

13

GOLDMAN SACHS COMMODITY STRATEGY FUND

Performance Summary

December 31, 2016

The following graph shows the value as of December 31, 2016, of a $1,000,000 investment made on March 30, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P GSCI® Total Return Index (Gross, USD, Unhedged) (“S&P GSCI Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Commodity Strategy Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from March 30, 2007 through December 31, 2016.

Average Annual Total Return through December 31, 2016	One Year	Five Years	Since Inception
Class A (Commenced March 30, 2007)
Excluding sales charges	11.91%	-12.80%	-8.94%
Including sales charges	6.93%	-13.61%	-9.37%

Class C (Commenced March 30, 2007)
Excluding contingent deferred sales charges	11.02%	-13.45%	-9.62%
Including contingent deferred sales charges	10.03%	-13.45%	-9.62%

Institutional (Commenced March 30, 2007)	12.32%	-12.53%	-8.67%

Class IR (Commenced November 30, 2007)	12.21%	-12.58%	-10.90%

Class R (Commenced November 30, 2007)	11.60%	-13.07%	-11.40%

Class R6 (Commenced July 31, 2015)	12.25%	N/A	-8.26%

14

PORTFOLIO RESULTS

Goldman Sachs Dynamic Allocation Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies (“QIS”) Team discusses the Goldman Sachs Dynamic Allocation Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR, R and R6 Shares generated average annual total returns, without sales charges, of 5.91%, 5.16%, 6.38%, 6.18%, 5.65% and 6.38%, respectively. These returns compare to the 0.46% average annual total return of the Fund’s primary benchmark, the Bank of America Merrill Lynch USD LIBOR One-Month Constant Maturity Index (the “LIBOR One-Month Index”). The Fund’s secondary benchmark, the Dynamic Allocation Fund Composite Index, composed 60% of the MSCI All Country World Index Investable Market Index (Net, USD, Unhedged) (“MSCI ACWI IMI”) and 40% of the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Hedged) (“Barclays Bond Index”), returned 6.74% during the same period. The MSCI ACWI IMI and Barclays Bond Index posted average annual total returns of 8.33% and 3.94%, respectively, during the same period.

The Fund’s overall annualized volatility was 8.70% during the Reporting Period. To compare, the overall annualized volatility of the S&P® 500 Index during the same time period was 12.84%.

Q	What were the primary contributors to and detractors from the Fund’s performance based on your team’s asset allocation decisions during the Reporting Period?

A	The Fund seeks to achieve its investment objective by investing primarily in exchange-traded funds (“ETFs”), stocks, futures, swaps and other derivatives that provide exposure to a broad spectrum of asset classes, including but not limited to equities (both in U.S. and non-U.S. companies), fixed income (U.S. and non-U.S., investment grade and high yield) and commodities. Our team manages the Fund dynamically by changing its allocations to these asset classes based on our tactical views and in response to changing market conditions. Our team uses a disciplined, rigorous and quantitative approach, in combination with a qualitative overlay, in allocation to and within the asset classes in which the Fund invests. Allocations are adjusted within the Fund at least monthly based on continuous analysis to help determine which investments are relatively attractive and provide the best opportunities for growth in any given period of time. Since the markets represented by each investment are constantly changing, so are the Fund’s allocations.

Overall, the Fund realized positive returns during the Reporting Period. Allocations to U.S. equities, U.S. high yield credit, mortgage real estate investment trusts (“REITs”), U.K. equities, Japanese equities and Canadian equities contributed most positively to the Fund’s performance. These positive contributors were partially offset by allocations to Italian equities, Australian equities, German equities, Dutch equities, commodities (specifically, petroleum) and Italian fixed income, which detracted most from performance, as these asset classes performed weakly during the Reporting Period.

15

PORTFOLIO RESULTS

Q	How did the Goldman Sachs Market Sentiment Indicator factor into risk allocation decisions that were made during the Reporting Period?

A	The Goldman Sachs Market Sentiment Indicator (“MSI”) is a proprietary tool that analyzes how the markets will potentially respond to future global changes in financial, economic and sociopolitical events. With the help of the MSI, the Fund seeks to manage risk in unstable markets by reducing volatility.

In late June 2016, volatility in global markets spiked following an unexpected vote by the U.K. to exit the European Union, popularly known as Brexit. The MSI detected heightened levels of overall market distress, leading us to de-risk the Fund in late June. There were no additional episodes of de-risking decisions made during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in futures and total return swaps to achieve exposure to equities (both in U.S. and non-U.S. companies), and the Fund used futures, interest rate swaps, currency forwards and credit default swaps to achieve exposure to fixed income (U.S. and non-U.S., investment grade and high yield) during the Reporting Period. The Fund also used futures, total return swaps and commodity index-linked structured notes to gain exposure to commodities. The use of these instruments is integral to the Fund’s investment strategy, which realized positive absolute returns during the Reporting Period.

Q	What changes did you make within the Fund during the Reporting Period?

A	During the Reporting Period, the Fund adjusted its exposure to asset classes as market conditions shifted, increasing its exposures to asset classes overall, with increases in exposures to equities, fixed income and commodities and slight decreases in exposure to Treasury inflation protected securities (“TIPS”) and credit. On a month-to-month basis, the Fund increased its exposure to asset classes in January, March, April, July, August, October and December 2016 and decreased its exposure to asset classes in February, May, June, September and November 2016. Further, as mentioned earlier, the MSI spiked in late June 2016 and prompted an intra-month rebalance wherein the Fund reduced exposure to risky assets, such as equities, overall.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s asset allocation view and strategy for the months ahead?

A	At the end of December 2016, the Fund held the majority of its exposure in fixed income and global equities and held less exposure to credit and commodities. Going forward, we believe the Fund’s asset allocations are likely to remain fairly similar, absent major dislocations in the markets.

We continue to believe the Fund’s dynamic allocation approach is important because it can adapt to changing markets, seeking what we believe are the best opportunities for investment and attempting to manage risk when the markets become unstable. There is no guarantee that the Fund’s dynamic management strategy will cause it to achieve its investment objective.

16

FUND BASICS

Dynamic Allocation Fund

as of December 31, 2016

PERFORMANCE REVIEW
January 1, 2016– December 31, 2016	Fund Total Return (based on NAV)[1]	BofA Merrill Lynch USD LIBOR One-Month Constant Maturity Index[2]	Dynamic Allocation Fund Composite Index[3]	MSCI All Country World Index Investable Market Index[4]	Bloomberg Barclays Global Aggregate Bond Index[5]
Class A	5.91%	0.46%	6.74%	8.33%	3.94%
Class C	5.16	0.46	6.74	8.33	3.94
Institutional	6.38	0.46	6.74	8.33	3.94
Class IR	6.18	0.46	6.74	8.33	3.94
Class R	5.65	0.46	6.74	8.33	3.94
Class R6	6.38	0.46	6.74	8.33	3.94

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch USD LIBOR One-Month Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The Dynamic Allocation Fund Composite Index is comprised 60% of the MSCI ACWI IMI Index and 40% of the Barclays Global Aggregate Bond Index.

[4]	The MSCI All Country World Index Investable Market Index (“MSCI ACWI IMI Index”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of January 31, 2017, the MSCI ACWI IMI Index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[5]	The Bloomberg Barclays Global Aggregate Bond Index (the “Barclays Bond Index”) provides a broad-based measure of the global investment-grade fixed income markets. The three major components of the Barclays Bond Index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The Barclays Bond Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. The Barclays Bond Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

17

FUND BASICS

STANDARDIZED TOTAL RETURNS[6]
For the period ended 12/31/16	One Year	Five Years	Since Inception	Inception Date
Class A	0.10%	1.47%	1.82%	1/5/10
Class C	4.16	1.85	1.89	1/5/10
Institutional	6.38	3.03	3.06	1/5/10
Class IR	6.18	2.87	2.90	1/5/10
Class R	5.65	2.38	2.39	1/5/10
Class R6	6.38	N/A	0.40	7/31/15

[6]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[7]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.24%	1.49%
Class C	1.99	2.24
Institutional	0.84	1.09
Class IR	0.99	1.24
Class R	1.49	1.71
Class R6	0.82	1.07

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

18

FUND BASICS

FUND COMPOSITION[8]

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of Exchange Traded Funds and Investment Companies held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information Section of the Schedule of Investments.

19

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Performance Summary

December 31, 2016

The following graph shows the value as of December 31, 2016, of a $1,000,000 investment made on January 5, 2010 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, the Bank of America Merrill Lynch USD LIBOR One-Month Constant Maturity Index (the “LIBOR One-Month Index”) and the Dynamic Allocation Fund Composite Index, which is composed of the Bloomberg Barclays Global Aggregate Bond Index (Gross USD, Hedged) (“Bloomberg Barclays Bond Index”) (40%), and the MSCI All Country World Index Investable Market Index (Net, USD, Unhedged) (“MSCI ACWI IMI”) (60%), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Dynamic Allocation Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 5, 2010 through December 31, 2016.

Average Annual Total Return through December 31, 2016	One Year	Five Years	Since Inception
Class A (Commenced January 5, 2010)
Excluding sales charges	5.91%	2.62%	2.65%
Including sales charges	0.10%	1.47%	1.82%

Class C (Commenced January 5, 2010)
Excluding contingent deferred sales charges	5.16%	1.85%	1.89%
Including contingent deferred sales charges	4.16%	1.85%	1.89%

Institutional (Commenced January 5, 2010)	6.38%	3.03%	3.06%

Class IR (Commenced January 5, 2010)	6.18%	2.87%	2.90%

Class R (Commenced January 5, 2010)	5.65%	2.38%	2.39%

Class R6 (Commenced July 31, 2015)	6.38%	N/A	0.40%

20

PORTFOLIO RESULTS

Goldman Sachs Managed Futures Strategy Fund

Investment Objective

The Fund seeks to generate long-term absolute return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Managed Futures Strategy Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of -0.88%, -1.60%, -0.57%, -0.68% and -1.18%, respectively. These returns compare to the 0.46% average annual total return of the Fund’s benchmark, the Bank of America Merrill Lynch USD LIBOR One-Month Constant Maturity Index (the “LIBOR One-Month Index”), during the same time period.

We note that the Fund’s benchmark being the LIBOR One-Month Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

The Fund’s overall annualized volatility was 7.96% during the Reporting Period, while the overall annualized volatility of the S&P® 500 Index during the same time period was 12.84%.

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A	The Fund implements a trend-following strategy that takes long and/or short positions in a wide range of asset classes, including equities, fixed income and currencies, among others, to seek long-term absolute return. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of equities, equity index futures, bonds, bond futures, equity swaps, interest rate swaps, currency forwards and non-deliverable forwards, options, exchange-traded funds (“ETFs”) and structured securities. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments. The Fund’s investments are made without restriction as to issuer capitalization, country, currency, maturity or credit rating.

Negative Fund performance for the Reporting Period overall was mostly concentrated in March through May 2016 as well as in August 2016 and October 2016, when trend reversals occurred in many markets. On the upside, the Fund experienced positive performance during the months of January, June and July 2016. The Fund showed rather flat performance during the remaining months of 2016, i.e. February, September, November and December.

During the Reporting Period, exposures to commodities and emerging market equities detracted from the Fund’s returns most. The Fund’s short positions in commodities during the first quarter of 2016 detracted from returns, as commodities rebounded sharply in February and March 2016. The sudden oil rally in November and December 2016, due to the Organization of the Petroleum Exporting Countries’ (“OPEC”) announcement to cut production, also resulted in the Fund’s short exposures to crude oil detracting from performance. Within the Fund’s exposure to emerging market equities, short exposure to Turkish and South Korean equities in early 2016 detracted the most from performance, as emerging market equities rebounded sharply during these months.

Conversely, event-driven strategies and long exposure to developed fixed income were the primary positive contributors to Fund performance during the Reporting Period. More specifically, long exposure to developed fixed income during the first three quarters of 2016 contributed positively to Fund performance, with long positions in U.K. and European fixed income contributing the most. The unanticipated results of the U.S. presidential election precipitated a sharp sell-off in fixed income, resulting in allocations to fixed income detracting in November 2016. However, the Fund was able to reverse many of its long positions in global fixed income within a few days following the election, thus ending the year with positive contributions overall from fixed income positioning.

21

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used derivatives, including futures, swaps and forwards, to implement long and short positions. The Fund invested in equity index futures and currency forwards to achieve exposure to equities (both in U.S. and non-U.S. companies) and currencies (U.S. and non-U.S. currencies), respectively. The Fund used interest rate swaps and currency forwards to achieve exposure to fixed income. We used sector-based commodity-linked structured notes and commodity futures as a means of expressing momentum/ trend views on various commodity assets. The use of these instruments is integral to the Fund’s investment strategy and contributed positively to the Fund’s absolute returns as whole during the Reporting Period.

Q	What changes did you make within the Fund during the Reporting Period?

A	In January 2016, the Fund was net long a broad basket of international developed market equities as well as long-term and short-term fixed income. The Fund was net short emerging market equities, developed and emerging market currencies and commodities. Due to the market reversal that took place in February 2016, during which time emerging market equities and commodities rebounded, the Fund reduced its short exposure to emerging market equities, currencies and commodities in February 2016. Toward the end of March 2016, the Fund had reversed most of its positions to be net long, with the exception of commodities and some emerging market equities.

Throughout the second quarter of 2016, the Fund maintained its long positions in fixed income, developed and emerging market currencies and developed equities. The Fund maintained relatively modest exposure to emerging market equities and commodities, which changed from month to month during the second quarter of 2016 due to our differing views on trends these assets exhibited. At the end of June 2016, the Fund was net long commodities for the first time in more than a year, driven by the late-month rallying trend in commodities such as crude oil and gold.

Throughout the third quarter of 2016, the Fund maintained its long positions in most asset classes, including fixed income, developed and emerging market equities, emerging market currencies and commodities. The Fund was short developed market currencies in July 2016 and reversed its exposures to be long developed market currencies for the rest of the quarter.

Entering the fourth quarter of 2016, the Fund was net long all asset classes. As equities declined and volatility spiked in October 2016, the Fund scaled down its long exposures in most asset classes and switched to a net short position in developed market currencies. In November 2016, the unanticipated results of the U.S. presidential election precipitated a sharp sell-off in fixed income and an appreciation of the U.S. dollar relative to other global currencies. As a result, the Fund moved to net short positions in fixed income, global currencies and commodities in November 2016 and maintained this asset class exposure through December 2016.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A	Going into 2017, we intend to continue to seek to identify price trends in various asset classes over short-, medium- and long-term horizons via a proprietary investment model. Upon identifying a trend in a given instrument or asset, the Fund will take a long or short position in the instrument or asset. Long positions benefit from an increase in price of the underlying instrument or asset, while short positions benefit from a decrease in price of the underlying instrument or asset. The size of the Fund’s position in an instrument or asset is primarily related to the strength of the overall trend identified by the investment model.

Further, going forward, the Fund seeks to maintain economic exposure to commodities markets by investing in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”) and in commodity index-linked notes. The Subsidiary, which commenced operations on July 22, 2016, primarily obtains its commodity exposure investing in futures and swaps instruments. The Subsidiary may also hold bonds or other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions.

We continue to believe that the Fund’s trend-following strategy is important because it seeks to adapt to changing markets, seeking what we believe are the best opportunities for investment and attempting to manage risk when the markets become unstable. There is no guarantee that the Fund’s trend-following strategy will cause it to achieve its investment objective.

22

FUND BASICS

Managed Futures Strategy Fund

as of December 31, 2016

PERFORMANCE REVIEW
January 1, 2016–December 31, 2016	Fund Total Return (based on NAV)[1]	BofA Merrill Lynch USD LIBOR One-Month Constant Maturity Index[2]
Class A	-0.88%	0.46%
Class C	-1.60	0.46
Institutional	-0.57	0.46
Class IR	-0.68	0.46
Class R	-1.18	0.46

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch US Dollar One-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/16	One Year	Since Inception	Inception Date
Class A	-6.28%	0.07%	2/29/12
Class C	-2.59	0.47	2/29/12
Institutional	-0.57	1.63	2/29/12
Class IR	-0.68	1.49	2/29/12
Class R	-1.18	0.96	2/29/12

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

23

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.65%	2.11%
Class C	2.40	2.87
Institutional	1.25	1.73
Class IR	1.40	1.87
Class R	1.90	2.38

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least June 24, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[5]

[5]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of investment companies held by the Fund, if any, are not reflected in the graph above. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

24

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Performance Summary

December 31, 2016

The following graph shows the value as of December 31, 2016, of a $1,000,000 investment made on February 29, 2012 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bank of America Merrill Lynch USD LIBOR One-Month Constant Maturity Index (the “LIBOR One-Month Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Managed Futures Strategy Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from February 29, 2012 through December 31, 2016.

Average Annual Total Return through December 31, 2016	One Year	Three Years	Since Inception
Class A (Commenced February 29, 2012)
Excluding sales charges	-0.88%	1.87%	1.24%
Including sales charges	-6.28%	-0.01%	0.07%

Class C (Commenced February 29, 2012)
Excluding contingent deferred sales charges	-1.60%	1.13%	0.47%
Including contingent deferred sales charges	-2.59%	1.13%	0.47%

Institutional (Commenced February 29, 2012)	-0.57%	2.26%	1.63%

Class IR (Commenced February 29, 2012)	-0.68%	2.14%	1.49%

Class R (Commenced February 29, 2012)	-1.18%	1.59%	0.96%

25

INDEX DEFINITIONS

Index Definitions:

HFRX Event Driven Index: Event Driven Managers maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event Driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments. Investment theses are typically predicated on fundamental characteristics (as opposed to quantitative), with the realization of the thesis predicated on a specific development exogenous to the existing capital structure.*

HFRX Relative Value Arbitrage Index: Relative Value investment managers maintain positions in which the investment thesis is predicated on realization of a valuation discrepancy in the relationship between multiple securities. Managers employ a variety of fundamental and quantitative techniques to establish investment theses, and security types range broadly across equity, fixed income, derivative or other security types. Fixed income strategies are typically quantitatively driven to measure the existing relationship between instruments and, in some cases, identify attractive positions in which the risk adjusted spread between these instruments represents an attractive opportunity for the investment manager. Relative Value position may be involved in corporate transactions also, but as opposed to Event Driven exposures, the investment thesis is predicated on realization of a pricing discrepancy between related securities, as opposed to the outcome of the corporate transaction.*

HFRX Equity Hedge Index: Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short.*

HFRX Macro/CTA Index: Active Trading strategies utilize active trading methods, typically with high frequency position turnover or leverage; these may employ components of both Discretionary and Systematic Macro strategies. Strategies may contain distinct, identifiable sub-strategies, such as equity hedge or equity market neutral, or in some cases a number of sub-strategies are blended together without the capacity for portfolio level disaggregation. Strategies employ an investment process based on systematic, quantitative evaluation of macroeconomic variables in which the portfolio positioning is predicated on convergence of differentials between markets, not necessarily highly correlated with each other, but currently diverging from their historical levels of correlation. Strategies focus on fundamental relationships across geographic areas both inter and intra-asset classes, and typical holding periods are shorter than trend following or discretionary strategies. Active Trading strategies are distinct from other macro in that they characteristically emphasize rapid market response to new information and high volume of turnover in liquid but frequently volatile and unstable market positions.*

*Indicates index definition was sourced from Hedge Fund Research (HFR). The indexes are trademarks of HFR. HFR has not participated in the formation of the Funds. HFR does not endorse or approve the Funds or make any recommendation with respect to investing in the Funds.

S&P® 500 Index: The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices.

S&P GSCI® Agriculture Index: The S&P GSCI® Agriculture Index, a sub-index of the S&P GSCI, provides investors with a reliable and publicly available benchmark for investment performance in the agricultural commodity markets.

S&P GSCI® Industrial Metals Index: The S&P GSCI® Industrial Metals Index provides investors with a reliable and publicly available benchmark for investment performance in the industrial metals market.

The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

26

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments

December 31, 2016

Shares	Description	Value
Common Stocks – 12.7%
Automobiles & Components – 0.2%
22,170	General Motors Co.	$772,403
6,830	Lear Corp.	904,087

		1,676,490

Banks – 0.6%
30,900	Citizens Financial Group, Inc.	1,100,967
12,500	Cullen/Frost Bankers, Inc.	1,102,875
4,600	PNC Financial Services Group, Inc. (The)	538,016
89,600	Regions Financial Corp.	1,286,656
11,236	SunTrust Banks, Inc.	616,295
10,830	Wells Fargo & Co.	596,841
19,123	Zions Bancorporation	823,054

		6,064,704

Capital Goods – 0.5%
3,089	3M Co.	551,603
13,100	BWX Technologies, Inc.	520,070
22,500	Chicago Bridge & Iron Co. NV	714,375
6,700	Graco, Inc.	556,703
14,427	Johnson Controls International plc	594,248
47,200	Quanta Services, Inc.*	1,644,920
9,300	Spirit AeroSystems Holdings, Inc. Class A	542,655
4,400	WABCO Holdings, Inc.*	467,060

		5,591,634

Consumer Durables & Apparel – 0.3%
11,400	Garmin Ltd.	552,786
18,200	Newell Brands, Inc.	812,630
300	NVR, Inc.*	500,700
5,900	PVH Corp.	532,416
3,085	Whirlpool Corp.	560,760

		2,959,292

Consumer Services – 0.5%
3,300	Chipotle Mexican Grill, Inc.*	1,245,156
33,700	Extended Stay America, Inc.	544,255
58,426	H&R Block, Inc.	1,343,214
17,500	MGM Resorts International*	504,525
6,800	Royal Caribbean Cruises Ltd.	557,872
13,995	Starbucks Corp.	777,002

		4,972,024

Diversified Financials – 0.7%
30,989	Ally Financial, Inc.	589,411
12,039	Berkshire Hathaway, Inc. Class B*	1,962,116
6,900	Capital One Financial Corp.	601,956
4,000	Credit Acceptance Corp.*(a)	870,040
18,772	Interactive Brokers Group, Inc. Class A	685,366
23,900	Intercontinental Exchange, Inc.	1,348,438
31,731	Voya Financial, Inc.	1,244,490

		7,301,817

Energy – 0.9%
8,000	Anadarko Petroleum Corp.	557,840

Common Stocks – (continued)
Energy – (continued)
20,300	Antero Resources Corp.*	480,095
15,700	Apache Corp.	996,479
4,000	Concho Resources, Inc.*	530,400
27,763	CONSOL Energy, Inc.*	506,120
10,600	Continental Resources, Inc.*	546,324
14,100	Devon Energy Corp.	643,947
6,639	Diamondback Energy, Inc.*	670,937
24,900	Kinder Morgan, Inc.	515,679
17,500	Newfield Exploration Co.*	708,750
10,800	ONEOK, Inc.	620,028
19,700	Parsley Energy, Inc. Class A*	694,228
6,763	Pioneer Natural Resources Co.	1,217,813
19,000	Targa Resources Corp.	1,065,330

		9,753,970

Food & Staples Retailing – 0.1%
4,000	Costco Wholesale Corp.	640,440
6,000	Walgreens Boots Alliance, Inc.	496,560

		1,137,000

Food, Beverage & Tobacco – 0.2%
56,500	Hain Celestial Group, Inc. (The)*	2,205,195

Health Care Equipment & Services – 0.6%
13,727	Alere, Inc.*	534,941
42,000	Allscripts Healthcare Solutions, Inc.*	428,820
40,792	Brookdale Senior Living, Inc.*	506,637
7,830	Danaher Corp.	609,487
8,693	HCA Holdings, Inc.*	643,456
14,500	Hologic, Inc.*	581,740
6,600	Medtronic plc	470,118
11,900	Patterson Cos., Inc.	488,257
9,850	Quest Diagnostics, Inc.	905,215
7,400	Zimmer Biomet Holdings, Inc.	763,680

		5,932,351

Household & Personal Products – 0.2%
33,900	Herbalife Ltd.*(a)	1,631,946
8,000	Procter & Gamble Co. (The)	672,640

		2,304,586

Insurance – 0.2%
11,591	American International Group, Inc.	757,008
24,600	Assured Guaranty Ltd.	929,142
8,340	MetLife, Inc.	449,443

		2,135,593

Materials – 0.4%
124	AdvanSix, Inc.*	2,745
21,900	Berry Plastics Group, Inc.*	1,067,187
5,700	Celanese Corp. Series A	448,818
7,600	Eastman Chemical Co.	571,596
58,492	Owens-Illinois, Inc.*	1,018,346
12,609	Royal Gold, Inc.	798,780

		3,907,472

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2016

Shares	Description	Value
Common Stocks – (continued)
Media – 0.4%
12,061	Comcast Corp. Class A	$832,812
13,766	Liberty Broadband Corp.*	1,019,648
15,600	Liberty Media Corp.-Liberty SiriusXM*	529,152
41,491	Tribune Media Co. Class A	1,451,355
5,100	Walt Disney Co. (The)	531,522

		4,364,489

Pharmaceuticals, Biotechnology & Life Sciences – 1.4%
3,800	Alexion Pharmaceuticals, Inc.*	464,930
4,753	Amgen, Inc.	694,936
2,600	Biogen, Inc.*	737,308
7,968	Bristol-Myers Squibb Co.	465,650
13,732	Celgene Corp.*	1,589,479
15,132	Gilead Sciences, Inc.	1,083,603
4,600	Incyte Corp.*	461,242
10,849	Johnson & Johnson	1,249,913
13,091	Merck & Co., Inc.	770,667
99,373	Neurocrine Biosciences, Inc.*	3,845,734
5,400	Perrigo Co. plc	449,442
80,059	Pfizer, Inc.	2,600,316
3,949	Thermo Fisher Scientific, Inc.	557,204

		14,970,424

Real Estate – 0.3%
8,571	American Tower Corp. (REIT)	905,783
23,700	Equity Commonwealth (REIT)*	716,688
5,800	Howard Hughes Corp. (The)*	661,780
4,700	Jones Lang LaSalle, Inc.	474,888

		2,759,139

Retailing – 0.7%
4,084	Amazon.com, Inc.*	3,062,469
11,300	AutoNation, Inc.*	549,745
7,274	Dollar General Corp.	538,785
6,115	Dollar Tree, Inc.*	471,956
3,700	Home Depot, Inc. (The)	496,096
57,800	J.C. Penney Co., Inc.*(a)	480,318
20,800	Liberty Interactive Corp. QVC Group Series A*	415,584
16,816	Liberty Ventures Series A*	620,006
28,900	LKQ Corp.*	885,785

		7,520,744

Semiconductors & Semiconductor Equipment – 0.6%
27,400	Applied Materials, Inc.	884,198
10,627	Broadcom Ltd.	1,878,535
107,900	Marvell Technology Group Ltd.	1,496,573
64,418	Micron Technology, Inc.*	1,412,043
5,700	NVIDIA Corp.	608,418
7,291	QUALCOMM, Inc.	475,373

		6,755,140

Software & Services – 2.5%
20,400	Activision Blizzard, Inc.	736,644
11,300	Akamai Technologies, Inc.*	753,484

Common Stocks – (continued)
Software & Services – (continued)
2,500	Alliance Data Systems Corp.	571,250
3,494	Alphabet, Inc. Class A*	2,768,820
2,835	Alphabet, Inc. Class C*	2,188,110
8,900	Cognizant Technology Solutions Corp. Class A*	498,667
33,700	Computer Sciences Corp.	2,002,454
7,485	DST Systems, Inc.	802,018
7,700	Electronic Arts, Inc.*	606,452
7,800	Euronet Worldwide, Inc.*	564,954
22,381	Facebook, Inc. Class A*	2,574,934
81,352	FireEye, Inc.*	968,089
12,702	MasterCard, Inc. Class A	1,311,481
46,357	Microsoft Corp.	2,880,624
32,100	Nuance Communications, Inc.*	478,290
35,051	PayPal Holdings, Inc.*	1,383,463
13,400	PTC, Inc.*	620,018
6,670	salesforce.com, Inc.*	456,628
5,300	Tyler Technologies, Inc.*	756,681
21,794	Visa, Inc. Class A	1,700,368
6,400	VMware, Inc. Class A*(a)	503,872
15,767	Yelp, Inc.*	601,196

		25,728,497

Technology Hardware & Equipment – 0.8%
28,319	Apple, Inc.	3,279,907
15,400	ARRIS International plc*	464,002
22,800	Cisco Systems, Inc.	689,016
15,700	CommScope Holding Co., Inc.*	584,040
9,209	EchoStar Corp. Class A*	473,251
7,000	IPG Photonics Corp.*	690,970
3,209	Palo Alto Networks, Inc.*	401,285
38,500	VeriFone Systems, Inc.*	682,605
13,600	Western Digital Corp.	924,120
5,800	Zebra Technologies Corp. Class A*	497,408

		8,686,604

Telecommunication Services – 0.1%
14,446	AT&T, Inc.	614,388

Transportation – 0.5%
9,700	American Airlines Group, Inc.	452,893
19,439	Delta Air Lines, Inc.	956,204
16,427	Macquarie Infrastructure Corp.	1,342,086
8,100	Old Dominion Freight Line, Inc.*	694,899
7,900	Ryder System, Inc.	588,076
5,644	Union Pacific Corp.	585,170
6,800	United Continental Holdings, Inc.*	495,584

		5,114,912

Utilities – 0.0%
6,452	American Water Works Co., Inc.	466,867

TOTAL COMMON STOCKS
(Cost $124,703,843)		$132,923,332

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value
Exchange Traded Funds – 8.5%
109,856	Energy Select Sector SPDR Fund	$8,274,354
193,983	Health Care Select Sector SPDR Fund	13,373,188
132,564	PowerShares Emerging Markets Sovereign Debt Fund	3,746,259
981,742	PowerShares Senior Loan Fund	22,933,493
423,304	SPDR Bloomberg Barclays Convertible Securities Fund(a)	19,323,828
577,621	Vanguard FTSE Emerging Markets Fund	20,667,279

TOTAL EXCHANGE TRADED FUNDS
(Cost $81,892,357)		$88,318,401

Shares	Distribution Rate	Value
Investment Company(b)(c) – 73.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
759,181,647	0.455%	$759,181,647
(Cost $759,181,647)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $965,777,847)		$980,423,380

Securities Lending Reinvestment Vehicle(b)(c) – 0.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
6,832,600	0.455%	$6,832,600
(Cost $6,832,600)

TOTAL INVESTMENTS – 95.0%
(Cost $972,610,447)		$987,255,980

OTHER ASSETS IN EXCESS OF LIABILITIES – 5.0%		51,427,641

NET ASSETS – 100.0%		$1,038,683,621

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2016.

Investment Abbreviations:
REIT	—Real Estate Investment Trust
SPDR	—Standard and Poor’s Depositary Receipts

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNY	—Chinese Yuan
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israel New Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippines peso
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—United States Dollar
ZAR	—South African Rand

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2016

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain
UBS AG	BRL	7,210,000	USD	2,144,964	01/26/17	$2,200,238	$55,274
	CLP	802,060,000	USD	1,192,743	01/26/17	1,195,468	2,725
	INR	207,210,000	USD	3,041,763	01/27/17	3,042,503	740
	USD	3,025,938	AUD	4,180,000	01/25/17	3,014,751	11,187
	USD	1,779,389	CAD	2,380,000	01/25/17	1,773,092	6,297
	USD	2,290,623	CNY	16,000,000	01/26/17	2,280,594	10,029
	USD	3,186,268	GBP	2,570,000	01/25/17	3,169,276	16,992
	USD	1,277,281	ILS	4,890,000	01/25/17	1,270,103	7,178
	USD	2,467,402	KRW	2,943,240,000	01/26/17	2,437,795	29,607
	USD	1,182,896	NZD	1,700,000	01/25/17	1,180,074	2,822
	USD	4,435,866	SGD	6,400,000	01/25/17	4,418,670	17,196
	USD	1,210,603	TRY	4,280,000	01/25/17	1,208,109	2,494
	USD	1,158,904	TWD	37,200,000	01/26/17	1,147,387	11,517
	ZAR	28,840,000	USD	2,053,870	01/25/17	2,091,098	37,228
TOTAL							$211,286

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss
UBS AG	IDR	41,483,700,000	USD	3,072,477	01/26/17	$3,064,069	$(8,408)
	RUB	167,210,000	USD	2,719,277	01/26/17	2,707,765	(11,512)
	USD	1,668,313	CAD	2,240,000	01/25/17	1,668,793	(480)
	USD	6,776,922	CHF	6,920,000	01/25/17	6,806,318	(29,396)
	USD	4,452,626	CZK	114,820,000	01/25/17	4,477,941	(25,315)
	USD	19,504,579	EUR	18,640,000	01/25/17	19,645,149	(140,570)
	USD	2,912,284	HUF	863,460,000	01/25/17	2,941,237	(28,953)
	USD	3,884,773	JPY	454,750,000	01/25/17	3,896,088	(11,315)
	USD	1,851,558	NOK	15,990,000	01/25/17	1,852,125	(567)
	USD	2,783,768	PHP	139,940,000	01/26/17	2,811,495	(27,727)
	USD	2,502,233	PLN	10,570,000	01/25/17	2,524,824	(22,591)
	USD	3,563,360	SEK	32,810,000	01/25/17	3,606,741	(43,381)
TOTAL							$(350,215)

FUTURES CONTRACTS — At December 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
90 Day Bank Bill	(29)	March 2017	$(20,833,840)	$739
90 Day Bank Bill	(26)	June 2017	(18,676,781)	(458)
90 Day Bank Bill	(25)	September 2017	(17,955,799)	(936)
90 Day Eurodollar	(96)	March 2017	(23,750,400)	12,220
90 Day Eurodollar	(101)	June 2017	(24,945,738)	25,004
90 Day Eurodollar	(106)	September 2017	(26,140,925)	32,580
90 Day Eurodollar	(111)	December 2017	(27,328,200)	39,131
90 Day Eurodollar	(111)	March 2018	(27,294,900)	45,319

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
90 Day Eurodollar	(104)	June 2018	$(25,542,400)	$40,322
90 Day Eurodollar	(103)	September 2018	(25,267,188)	41,350
90 Day Eurodollar	(101)	December 2018	(24,745,000)	42,121
90 Day Sterling	8	March 2017	1,227,532	(67)
90 Day Sterling	7	June 2017	1,073,821	203
90 Day Sterling	10	September 2017	1,533,722	596
90 Day Sterling	10	December 2017	1,533,260	906
90 Day Sterling	9	March 2018	1,379,379	954
90 Day Sterling	4	June 2018	612,811	548
90 Day Sterling	(4)	December 2018	(612,195)	(998)
Amsterdam Index	19	January 2017	1,932,434	37,349
Bank Acceptance Futures	(31)	March 2017	(5,718,774)	(708)
Bank Acceptance Futures	(44)	June 2017	(8,113,693)	(1,327)
Bank Acceptance Futures	(49)	September 2017	(9,030,229)	(1,854)
CAC 40 Index	46	January 2017	2,354,757	48,896
Corn Futures	(68)	March 2017	(1,196,800)	36,343
DAX Index	17	March 2017	5,129,169	96,110
Euro CHF 3-Month ICE	(15)	March 2017	(3,710,596)	2,483
Euro CHF 3-Month ICE	(12)	June 2017	(2,968,771)	1,529
Euro CHF 3-Month ICE	(12)	September 2017	(2,968,477)	374
EURO STOXX 50 Index	1,021	March 2017	35,219,742	730,396
Euro-Bobl	178	March 2017	25,038,480	185,070
Euro-Bund	85	March 2017	14,687,362	124,959
Euro-OAT	7	March 2017	1,118,693	(249)
Euro-Schatz	169	March 2017	19,976,149	26,043
FTSE 100 Index	210	March 2017	18,245,682	332,705
FTSE/JSE Top 40 Index	(14)	March 2017	(451,649)	3,023
Gold 100 oz. Futures	(53)	February 2017	(6,104,010)	143,762
IBEX 35 Index	11	January 2017	1,078,413	1,362
KOSPI 200 Index	37	March 2017	3,983,213	90,746
LME Copper Futures	32	March 2017	2,004,400	(44,088)
LME Lead Futures	34	January 2017	1,702,975	(69,732)
LME Lead Futures	(34)	January 2017	(1,702,975)	263,339
LME Lead Futures	21	February 2017	1,053,938	(162,904)
LME Nickel Futures	16	January 2017	957,600	(128,870)
LME Nickel Futures	(16)	January 2017	(957,600)	134,938
LME Nickel Futures	17	February 2017	1,019,286	(143,401)
LME Primary Aluminum Futures	47	January 2017	1,990,450	(38,149)
LME Primary Aluminum Futures	(47)	January 2017	(1,990,450)	12,215
LME Primary Aluminum Futures	45	February 2017	1,901,531	(18,612)
LME Zinc Futures	28	January 2017	1,794,450	66,994
LME Zinc Futures	(28)	January 2017	(1,794,450)	116,778
LME Zinc Futures	19	February 2017	1,219,919	(79,702)
Long Gilt	19	March 2017	2,946,385	12,937
MSCI Taiwan Index	45	January 2017	1,547,100	18,487
NASDAQ 100 E-mini Index	105	March 2017	10,214,400	(8,522)
OMX Stockholm 30 Index	108	January 2017	1,800,672	(37,162)
Russell 2000 Mini Index	156	March 2017	10,583,820	(232,627)
S&P 500 E-Mini Index	(14)	March 2017	(1,565,340)	4,810
S&P Mid Cap 400 E-mini Index	27	March 2017	4,479,570	(86,033)
S&P/TSX 60 Index	22	March 2017	2,939,232	(29,323)

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
SET50 Index	221	March 2017	$1,186,632	$30,870
SGX Nifty 50 Equity Index	(67)	January 2017	(1,096,723)	(9,308)
Silver Futures	(13)	March 2017	(1,039,285)	53,329
Soybean Futures	21	March 2017	1,054,200	(58,339)
TSE TOPIX Index	78	March 2017	10,130,824	300,940
U.S. Long Bonds	(36)	March 2017	(5,423,625)	26,037
Wheat Futures	(52)	March 2017	(1,060,800)	(28,759)
3 Month Euro Euribor Futures	(10)	September 2017	(2,638,994)	(140)
3 Month Euro Euribor Futures	(15)	December 2017	(3,957,898)	(73)
3 Month Euro Euribor Futures	(12)	March 2018	(3,165,687)	330
3 Month Euro Euribor Futures	(11)	June 2018	(2,901,445)	(23)
3 Month Euro Euribor Futures	(10)	September 2018	(2,637,151)	341
3 Month Euro Euribor Futures	(8)	December 2018	(2,109,195)	216
2 Year U.S. Treasury Notes	(102)	March 2017	(22,102,125)	10,974
5 Year U.S. Treasury Notes	(115)	March 2017	(13,531,367)	17,011
10 Year Australian Government Bonds	(34)	March 2017	(3,134,304)	(11,681)
10 Year Canadian Government Bonds	(42)	March 2017	(4,302,134)	27,936
10 Year Japanese Government Bonds	(4)	March 2017	(5,141,904)	(7,659)
10 Year U.S. Treasury Notes	(143)	March 2017	(17,772,219)	15,332
TOTAL				$2,055,253

SWAP CONTRACTS — At December 31, 2016, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread on December 31, 2016(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
CDX North America High Yield Index	$96,000	5.000%	12/20/21	3.548%	$3,685,264	$2,413,403
CDX North America Investment Grade Index	8,950	1.000	12/20/21	0.678	134,780	3,423
iTraxx Europe Crossover Index	36,650	5.000	12/20/21	2.880	2,971,848	757,284
iTraxx Europe Index	6,850	1.000	12/20/21	0.725	100,867	(1,475)
TOTAL					$6,892,759	$3,172,635

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Counterparty	Referenced Obligation	Notional Amount (000’s)	Rate Received (Paid)	Termination Date	Unrealized Gain (Loss)(a)
Deutsche Bank AG	Alerian MLP Index Total Return(b)	$8,532	(0.997)%	01/26/17	$116,623
Deutsche Bank AG	Russell Top 200 Growth Index Total Return(c)	28,014	0.920	11/24/17	(484,219)
Deutsche Bank AG	Russell Top 200 Growth Index Total Return(c)	4,599	0.925	11/24/17	(40,877)

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

Counterparty	Referenced Obligation	Notional Amount (000’s)	Rate Received (Paid)	Termination Date	Unrealized Gain (Loss)(a)
Deutsche Bank AG	Russell Top 200 Value Index Total Return(c)	$3,599	(0.925)%	11/24/17	$120,691
Deutsche Bank AG	Russell Top 200 Value Index Total Return(c)	29,015	(0.920)	11/24/17	1,154,559
JPMorgan Chase Bank NA	Bloomberg Roll Select Commodity Total Return Index(d)	2,884	0.000	02/22/17	5,349
TOTAL					$872,126

(a)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.

(b)	The Fund receives monthly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such Referenced Obligation.

(c)	The Fund receives quarterly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such Referenced Obligation.

(d)	The Fund receives weekly payments based on any positive weekly return of the Referenced Obligation. The Fund makes payments on any negative weekly return of such Referenced Obligation.

WRITTEN OPTIONS CONTRACTS — At December 31, 2016, the Fund had the following written options:

Put Options	Number of Contracts	Exercise Price	Expiration Month	Value
S&P 500 Index	36	1,925	January 2017	$(2,196)
	35	1,950	January 2017	(2,660)
	34	1,975	January 2017	(3,094)
	33	2,000	January 2017	(3,465)
	32	2,025	January 2017	(4,160)
	32	2,050	January 2017	(5,056)
	31	2,075	January 2017	(7,750)
	30	2,100	January 2017	(8,400)
	29	2,125	January 2017	(11,397)
	29	2,150	January 2017	(14,790)
	44	1,975	February 2017	(16,852)
	43	2,000	February 2017	(21,500)
	42	2,025	February 2017	(27,300)
	41	2,050	February 2017	(31,160)
	40	2,075	February 2017	(38,360)
	39	2,100	February 2017	(47,970)
	38	2,125	February 2017	(56,354)
	37	2,150	February 2017	(67,525)
	36	2,175	February 2017	(83,304)
	42	2,025	March 2017	(56,700)
	41	2,050	March 2017	(67,650)
	40	2,075	March 2017	(76,080)
	39	2,100	March 2017	(85,722)
	38	2,125	March 2017	(100,130)
	37	2,150	March 2017	(114,515)
	36	2,175	March 2017	(129,780)
	35	2,200	March 2017	(147,000)
	35	2,225	March 2017	(176,050)
	34	2,250	March 2017	(203,762)
Total (Premiums Received $2,908,757)	1,058			$(1,610,682)

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

For the year ended December 31, 2016, the Fund had the following written options activity:

	Number of Contracts	Premiums Received
Contracts Outstanding December 31, 2015	966	$3,800,048
Contracts written	4,246	14,504,016
Contracts bought to close	(1,203)	(4,686,367)
Contracts expired	(2,951)	(10,708,940)
Contracts Outstanding December 31, 2016	1,058	$2,908,757

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments

December 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Securities – 5.4%
FHLMC – 2.4%
$8	5.000%	01/01/17	$8
1,092	5.000	01/01/18	1,111
14,587	5.000	02/01/18	14,840
11,635	5.000	03/01/18	11,863
6,735	5.000	04/01/18	6,871
5,099	5.000	05/01/18	5,207
4,562	5.000	06/01/18	4,662
10,188	5.000	07/01/18	10,432
2,615	5.000	08/01/18	2,681
1,853	5.000	10/01/18	1,903
2,949	5.000	11/01/18	3,028
385	5.000	02/01/19	398
67,244	5.500	01/01/20	70,016
67,158	5.000	11/01/25	73,079
135,785	5.000	08/01/28	147,786
16,139	5.000	01/01/33	17,686
1,326	5.000	03/01/33	1,449
8,587	5.000	04/01/33	9,385
2,553	5.000	05/01/33	2,791
5,770	5.000	06/01/33	6,307
34,069	5.000	07/01/33	37,236
48,105	5.000	08/01/33	52,587
4,474	5.000	09/01/33	4,890
2,759	5.000	10/01/33	3,015
7,233	5.000	10/01/33	7,906
32,674	5.000	11/01/33	35,711
11,818	5.000	12/01/33	12,917
10,913	5.000	01/01/34	11,927
35,044	5.000	02/01/34	38,295
15,327	5.000	03/01/34	16,743
23,972	5.000	04/01/34	26,186
40,971	5.000	05/01/34	44,778
514,362	5.000	06/01/34	562,131
7,033	5.000	11/01/34	7,682
140,445	5.000	04/01/35	153,501
2,512,331	5.000	07/01/35	2,744,353
12,614	5.000	11/01/35	13,787
100,964	5.000	03/01/36	110,930
41,668	5.000	03/01/37	45,494
101,740	5.000	12/01/37	111,080
204,150	5.000	02/01/38	222,364
523,375	5.000	03/01/38	570,069
267,964	5.000	07/01/38	291,871
255,941	5.000	11/01/38	278,775
595,842	5.000	12/01/38	650,541
330,721	5.000	01/01/39	360,226
76,826	5.000	02/01/39	83,680
1,922,165	7.000	02/01/39	2,226,395
551,390	5.000	06/01/41	602,008

			9,718,581

FNMA – 3.0%
8,923	5.000	03/01/18	9,085
31,276	5.000	04/01/18	31,889
418	5.500	01/01/19	432
13,074	5.500	02/01/19	13,464

Mortgage-Backed Securities – (continued)
FNMA – (continued)
14,007	5.500	03/01/19	14,452
6,326	5.500	04/01/19	6,505
6,268	5.500	05/01/19	6,490
26,436	5.500	06/01/19	27,275
2,105	5.500	06/01/19	2,171
73,039	5.500	07/01/19	75,451
15,470	5.500	07/01/19	15,919
35,003	5.500	08/01/19	36,177
48,059	5.500	08/01/19	49,745
27,742	5.500	09/01/19	28,791
44,198	5.500	09/01/19	46,005
12,272	5.500	10/01/19	12,722
8,348	5.500	10/01/19	8,698
25,440	5.500	11/01/19	26,467
2,419	5.500	12/01/19	2,518
37,712	5.500	12/01/19	39,209
2,883	5.500	01/01/20	3,011
1,353	5.500	06/01/20	1,397
452,854	5.500	07/01/20	471,266
8,043	6.000	03/01/34	9,125
29,289	6.000	08/01/34	33,201
204,527	6.000	08/01/35	231,150
133,087	6.000	09/01/35	150,535
98,418	6.000	10/01/35	111,320
206,781	6.000	11/01/35	233,998
802,197	6.000	03/01/36	907,521
6,488	6.000	06/01/36	7,340
1,496,862	6.000	09/01/36	1,693,444
292,472	6.000	12/01/36	330,451
7,075	6.000	02/01/37	8,012
17,029	6.000	02/01/37	19,263
2,315	6.000	04/01/37	2,615
4,007	6.000	05/01/37	4,533
6,221	6.000	05/01/37	7,046
166,851	6.000	06/01/37	188,517
133,544	6.000	07/01/37	150,903
403,373	6.000	08/01/37	458,761
89,314	6.000	09/01/37	101,157
21,953	6.000	10/01/37	24,864
129,533	5.000	11/01/37	143,296
106,300	6.000	11/01/37	121,521
2,795	6.000	12/01/37	3,209
428,982	6.000	01/01/38	484,814
73,902	6.000	03/01/38	84,454
13,926	6.000	04/01/38	15,792
20,604	6.000	05/01/38	23,364
5,316	6.000	05/01/38	6,029
2,322	6.000	09/01/38	2,637
498	6.000	09/01/38	565
113,864	6.000	10/01/38	130,132
4,345	6.000	12/01/38	4,928
4,080	6.000	01/01/39	4,621
1,140,411	7.000	03/01/39	1,315,029
14,568	4.000	08/01/39	15,378
38,958	4.500	02/01/40	41,901
5,042	6.000	04/01/40	5,711

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments (continued)

December 31, 2016

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Securities – (continued)
FNMA – (continued)
$214,530	6.000%	06/01/40	$242,979
477,697	6.000	05/01/41	541,045
319,779	5.000	07/01/41	349,959
202,769	4.500	08/01/41	218,824
107,916	3.500	01/01/45	110,692
593,385	3.500	03/01/45	608,652
108,462	3.500	04/01/45	111,252
538,405	3.500	05/01/45	552,258
444,931	3.500	07/01/45	456,378
810,119	3.500	09/01/45	830,942

			12,029,257

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $21,504,257)			$21,747,838

Collateralized Mortgage Obligations – 8.2%
Agency Multi-Family(a) – 5.7%
FHLMC Multifamily Structured Pass-Through Certificates Series K011, Class A2
$5,500,000	4.084%	11/25/20	$5,885,401
FHLMC Multifamily Structured Pass-Through Certificates Series K714, Class A2
16,400,000	3.034	10/25/20	16,946,404

			22,831,805

Regular Floater(a)(b) – 1.0%
FHLMC REMIC Series 3371, Class FA
287,173	1.304	09/15/37	289,174
NCUA Guaranteed Notes Trust Series 2010-A1, Class A
326,526	1.002	12/07/20	325,765
NCUA Guaranteed Notes Trust Series 2010-R1, Class 1A
474,143	1.102	10/07/20	474,606
NCUA Guaranteed Notes Trust Series 2010-R2, Class 1A
592,898	1.022	11/06/17	593,269
NCUA Guaranteed Notes Trust Series 2011-R2, Class 1A
1,513,668	1.052	02/06/20	1,513,431
NCUA Guaranteed Notes Trust Series 2011-R3, Class 1A
942,835	1.064	03/11/20	942,614
NCUA Guaranteed Notes Trust Series 2011-R4, Class 1A
341,525	0.912	03/06/20	341,685

			4,480,544

Sequential Fixed Rate – 1.5%
FHLMC REMIC Series 2755, Class ZA(b)
627,173	5.000	02/15/34	687,617
FHLMC REMIC Series 4273, Class PD(b)
1,884,226	6.500	11/15/43	2,164,780
FNMA REMIC Series 2012-111, Class B
580,126	7.000	10/25/42	679,611

Collateralized Mortgage Obligations – (continued)
Sequential Fixed Rate – (continued)
FNMA REMIC Series 2012-153, Class B
2,007,576	7.000	07/25/42	2,319,638

			5,851,646

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $33,203,554)			$33,163,995

Asset-Backed Securities(a)(b) – 0.1%
Home Equity – 0.1%
GMACM Home Equity Loan Trust Series 2007-HE3, Class 1A1
$42,444	7.000%	09/25/37	$42,162
GMACM Home Equity Loan Trust Series 2007-HE3, Class 2A1
95,794	6.746	09/25/37	95,950

TOTAL ASSET-BACKED SECURITIES
(Cost $138,497)			$138,112

U.S. Treasury Obligations – 25.3%
U.S. Treasury Bonds
$1,100,000	2.750%	11/15/42	$1,039,016
280,000	3.750	11/15/43	317,604
7,700,000	3.000 (c)	11/15/44	7,610,449
5,170,000	3.000	05/15/45	5,101,601
5,020,000	3.000	11/15/45	4,953,585
U.S. Treasury Inflation Indexed Notes (TIPS)
4,496,596	0.125	04/15/18	4,539,134
U.S. Treasury Notes
7,100,000	0.875	05/31/18	7,086,368
9,000,000	1.375	02/29/20	8,956,980
3,600,000	1.375	04/30/20	3,576,816
13,100,000	1.625	06/30/20	13,105,502
9,200,000	1.750	12/31/20	9,197,608
4,260,000	1.375	04/30/21	4,179,188
6,600,000	2.250	04/30/21	6,716,556
5,320,000	2.000	12/31/21	5,339,524
6,800,000	1.875	05/31/22	6,746,484
800,000	2.125	06/30/22	802,840
5,800,000	1.750	09/30/22	5,690,902
3,700,000	1.875	10/31/22	3,651,123
3,297,000	2.250	12/31/23	3,299,572

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $102,416,775)			$101,910,852

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Shares	Distribution Rate	Value
Investment Company(a)(d) – 53.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
213,373,363	0.455%	$213,373,363
(Cost $213,373,363)

TOTAL INVESTMENTS – 92.0%		$370,334,160
(Cost $370,636,446)

OTHER ASSETS IN EXCESS OF LIABILITIES – 8.0%		32,328,835

NET ASSETS – 100.0%		$402,662,995

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2016.
(b)	Securities with “Call” features. Maturity dates disclosed are the final maturity dates.
(c)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(d)	Represents an affiliated issuer.

Investment Abbreviations:
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
LIBOR	—London Interbank Offered Rate
REMIC	—Real Estate Mortgage Investment Conduit
TIPS	—Treasury Inflation-Protected Securities

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At December 31, 2016, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FNMA (Proceeds Receivable: $2,050,313)	3.500%	TBA-30yr	01/25/47	$(2,000,000)	$(2,050,000)

(a)	TBA (To Be Announced) Securities are sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At December 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Fed Fund 30 Day Futures	(41)	April 2017	$(16,963,399)	$1,038
U.S. Long Bond	5	March 2017	753,281	(7,802)
U.S. Ultra Long Treasury Bonds	(133)	March 2017	(21,313,250)	111,453
2 Year U.S. Treasury Notes	(167)	March 2017	(36,186,813)	14,415
5 Year U.S. Treasury Notes	(678)	March 2017	(79,776,234)	141,217
10 Year U.S. Treasury Notes	(108)	March 2017	(13,422,375)	(14,536)
TOTAL				$245,785

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments (continued)

December 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At December 31, 2016, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000’s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$14,080	12/19/19	2.250%	3 Month LIBOR	$116	$18,695
42,570	12/20/19	2.250	3 Month LIBOR	11,889	44,622
3,200	12/19/23	3 Month LIBOR	2.600%	795	(25,825)
6,030	12/20/28	3 Month LIBOR	2.790	(6,995)	(87,176)
TOTAL				$5,805	$(49,684)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2016.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS(a)

Counterparty	Referenced Obligation	Notional Amount (000’s)	Rate Received (Paid)	Termination Date	Unrealized Gain (Loss)(b)
Macquarie Bank Ltd.	S&P GSCI 1 Month Forward Index	$126,810	(0.15)%	08/15/17	$6,006,474
Merrill Lynch International	S&P GSCI 1 Month Forward Index	114,138	(0.15)	05/22/17	5,412,681
Societe Generale SA	S&P GSCI 1 Month Forward Index	108,166	(0.13)	06/15/17	5,133,236
UBS AG	S&P GSCI 1 Month Forward Index	30,637	(0.15)	06/20/17	1,495,437
TOTAL					$18,047,828

(a)	The Fund receives monthly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such Referenced Obligation.

(b)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Consolidated Schedule of Investments

December 31, 2016

Shares	Description	Value
Common Stocks – 31.8%
Automobiles & Components – 2.6%
39,100	Bridgestone Corp.	$1,406,849
7,864	Cie Generale des Etablissements Michelin	874,153
4,860	Continental AG	936,312
34,400	Fuji Heavy Industries Ltd.	1,401,608
53,779	Goodyear Tire & Rubber Co. (The)	1,660,158
84,500	Mazda Motor Corp.	1,375,996
53,673	Peugeot SA*	874,181
10,193	Renault SA	905,309
87,700	Sumitomo Rubber Industries Ltd.	1,387,620
41,500	Suzuki Motor Corp.	1,457,018
60,900	Yamaha Motor Co. Ltd.	1,335,480

		13,614,684

Banks – 3.2%
604,639	Banco de Sabadell SA	840,191
177,000	Bank of Kyoto Ltd. (The)	1,312,024
116,690	Commerzbank AG	888,454
276,900	Concordia Financial Group Ltd.	1,332,477
72,209	Credit Agricole SA	893,852
301,000	Fukuoka Financial Group, Inc.	1,334,930
248,700	Gunma Bank Ltd. (The)	1,359,074
113,500	Japan Post Bank Co. Ltd.	1,360,134
217,800	Mitsubishi UFJ Financial Group, Inc.	1,343,243
748,900	Mizuho Financial Group, Inc.	1,343,927
784,000	Shinsei Bank Ltd.	1,311,901
17,904	Societe Generale SA	880,641
35,100	Sumitomo Mitsui Financial Group, Inc.	1,336,712
332,295	UniCredit SpA	954,262

		16,491,822

Capital Goods – 1.2%
15,874	Legrand SA	900,614
62,462	Leonardo-Finmeccanica SpA*	874,797
99,700	Mitsubishi Electric Corp.	1,386,744
9,822	Snap-on, Inc.	1,682,214
24,340	WESCO International, Inc.*	1,619,827

		6,464,196

Commercial & Professional Services – 1.2%
18,764	ManpowerGroup, Inc.	1,667,557
16,447	Randstad Holding NV	890,894
35,704	Robert Half International, Inc.	1,741,641
23,270	Stericycle, Inc.*	1,792,721

		6,092,813

Consumer Durables & Apparel – 1.6%
52,600	Bandai Namco Holdings, Inc.	1,447,813
74,200	Iida Group Holdings Co. Ltd.	1,406,627
35,061	Michael Kors Holdings Ltd.*	1,506,922
7,327	Pandora A/S	956,467
16,250	PVH Corp.	1,466,400
63,601	Skechers U.S.A., Inc. Class A*	1,563,312

		8,347,541

Common Stocks – (continued)
Diversified Financials – 0.1%
21,090	Deutsche Bank AG (Registered)*	382,559

Energy – 0.3%
52,331	HollyFrontier Corp.	1,714,364

Food & Staples Retailing – 2.1%
35,655	Carrefour SA	858,429
21,597	CVS Health Corp.	1,704,219
43,769	Koninklijke Ahold Delhaize NV	921,906
28,900	Matsumotokiyoshi Holdings Co. Ltd.	1,421,764
29,010	METRO AG	964,209
82,370	Sprouts Farmers Market, Inc.*	1,558,440
24,695	Wal-Mart Stores, Inc.	1,706,918
54,014	Whole Foods Market, Inc.	1,661,471

		10,797,356

Food, Beverage & Tobacco – 0.6%
33,800	Ezaki Glico Co. Ltd.	1,581,915
27,949	Tyson Foods, Inc. Class A	1,723,894

		3,305,809

Health Care Equipment & Services – 1.5%
11,863	Anthem, Inc.	1,705,544
11,488	Fresenius Medical Care AG & Co. KGaA	970,976
8,513	Humana, Inc.	1,736,907
25,510	MEDNAX, Inc.*	1,700,497
18,988	Quest Diagnostics, Inc.	1,744,997

		7,858,921

Household & Personal Products – 0.5%
34,303	Nu Skin Enterprises, Inc. Class A	1,638,997
21,983	Unilever NV CVA	903,036

		2,542,033

Materials – 2.0%
13,843	Akzo Nobel NV	865,005
156,000	Asahi Kasei Corp.	1,357,399
125,900	Daicel Corp.	1,384,150
43,300	DIC Corp.	1,312,219
10,080	HeidelbergCement AG	938,246
58,900	Hitachi Chemical Co. Ltd.	1,469,337
97,100	Kuraray Co. Ltd.	1,456,070
20,447	Reliance Steel & Aluminum Co.	1,626,354

		10,408,780

Media – 0.6%
62,600	CyberAgent, Inc.	1,541,318
74,820	TEGNA, Inc.	1,600,400

		3,141,718

Pharmaceuticals, Biotechnology & Life Sciences – 2.9%
93,043	Akorn, Inc.*	2,031,130
108,400	Astellas Pharma, Inc.	1,503,871
9,402	Bayer AG (Registered)	979,533
6,014	Biogen, Inc.*	1,705,450
23,960	Gilead Sciences, Inc.	1,715,776

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Consolidated Schedule of Investments (continued)

December 31, 2016

Shares	Description	Value
Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
28,900	Kaken Pharmaceutical Co. Ltd.	$1,530,466
32,901	Mallinckrodt plc*	1,639,128
78,100	Mitsubishi Tanabe Pharma Corp.	1,529,190
24,369	Novo Nordisk A/S Class B	874,169
13,141	United Therapeutics Corp.*	1,884,814

		15,393,527

Real Estate – 0.3%
16,323	Jones Lang LaSalle, Inc.	1,649,276

Retailing – 2.0%
26,300	ABC-Mart, Inc.	1,487,836
35,994	Bed Bath & Beyond, Inc.	1,462,796
66,715	Gap, Inc. (The)	1,497,085
12,300	Shimamura Co. Ltd.	1,533,599
172,887	Staples, Inc.	1,564,627
50,617	Urban Outfitters, Inc.*	1,441,572
30,909	Williams-Sonoma, Inc.	1,495,686

		10,483,201

Semiconductors & Semiconductor Equipment – 0.7%
48,395	Intel Corp.	1,755,287
22,496	Skyworks Solutions, Inc.	1,679,551

		3,434,838

Software & Services – 1.4%
54,627	CA, Inc.	1,735,500
10,808	Capgemini SA	910,565
232,000	Fujitsu Ltd.	1,284,711
29,382	Synopsys, Inc.*	1,729,424
184,449	Xerox Corp.	1,610,240

		7,270,440

Technology Hardware & Equipment – 4.2%
15,187	Apple, Inc.	1,758,958
24,076	Arrow Electronics, Inc.*	1,716,619
36,077	Avnet, Inc.	1,717,626
139,790	Brocade Communications Systems, Inc.	1,745,977
80,300	Brother Industries Ltd.	1,443,587
57,571	Cisco Systems, Inc.	1,739,796
12,141	F5 Networks, Inc.*	1,757,046
70,796	Hewlett Packard Enterprise Co.	1,638,219
39,200	Hitachi High-Technologies Corp.	1,576,641
11,457	Ingenico Group SA	914,106
60,808	Juniper Networks, Inc.	1,718,434
145,100	Konica Minolta, Inc.	1,438,043
68,100	Seiko Epson Corp.	1,437,767
103,000	Yokogawa Electric Corp.	1,487,048

		22,089,867

Telecommunication Services – 0.7%
36,500	Nippon Telegraph & Telephone Corp.	1,536,473
63,900	NTT DOCOMO, Inc.	1,453,423
1,089,494	Telecom Italia SpA*	961,958

		3,951,854

Shares	Description	Value
Common Stocks – (continued)
Transportation – 1.9%
22,464	CH Robinson Worldwide, Inc.	$1,645,713
69,737	Deutsche Lufthansa AG (Registered)	898,961
158,051	International Consolidated Airlines Group SA	851,442
48,200	Japan Airlines Co. Ltd.	1,406,514
79,023	JetBlue Airways Corp.*	1,771,696
34,758	Southwest Airlines Co.	1,732,339
23,022	United Continental Holdings, Inc.*	1,677,843

		9,984,508

Utilities – 0.2%
209,465	Enel SpA	920,745

TOTAL COMMON STOCKS
(Cost $156,916,080)		$166,340,852

Shares	Description	Rate	Value
Preferred Stock – 0.2%
Household & Personal Products – 0.2%
8,124	Henkel AG & Co. KGaA	1.470%	$967,079
(Cost $919,468)

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligation(a) – 4.0%
U.S. Treasury Inflation Indexed Note (TIPS)
$21,861,396	0.125%	07/15/26	$21,162,268
(Cost $21,966,986)

Shares	Distribution Rate	Value
Investment Company(b)(c) – 55.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
287,578,990	0.455%	$287,578,990
(Cost $287,578,990)

TOTAL INVESTMENTS – 91.1%
(Cost $467,381,524)		$476,049,189

OTHER ASSETS IN EXCESS OF LIABILITIES – 8.9%		46,319,044

NET ASSETS –100.0%		$522,368,233

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	Represents an affiliated issuer.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2016.

Investment Abbreviations:
CVA	—Dutch Certification
LIBOR	—London Interbank Offered Rate
TIPS	—Treasury Inflation-Protected Securities

Currency Abbreviations:
CHF	—Swiss Franc
DKK	—Denmark krone
EUR	—Euro Dollar
JPY	—Japanese Yen
NOK	—Norwegian Krone
SEK	—Swedish Krona
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain
Morgan Stanley Co., Inc.	USD	3,405,608	CHF	3,410,000	03/15/17	$3,363,558	$42,050
	USD	4,483,010	DKK	30,881,093	03/15/17	4,389,368	93,642
	USD	27,785,727	EUR	25,720,000	03/15/17	27,169,578	616,149
	USD	64,046,921	JPY	7,248,000,000	03/15/17	62,231,735	1,815,186
	USD	2,680,973	NOK	22,400,000	03/15/17	2,595,194	85,779
	USD	2,612,008	SEK	23,550,000	03/15/17	2,595,659	16,349
TOTAL							$2,669,155

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss
Morgan Stanley Co., Inc.	CHF	730,000	USD	724,839	03/15/17	$720,058	$(4,781)
	USD	16,954	DKK	120,000	03/15/17	17,057	(103)
	USD	524,715	EUR	500,000	03/15/17	528,181	(3,466)
	USD	766,902	JPY	90,000,000	03/15/17	772,745	(5,843)
	USD	11,576	NOK	100,000	03/15/17	11,586	(10)
	USD	98,247	SEK	900,000	03/15/17	99,197	(950)
TOTAL							$(15,153)

FUTURES CONTRACTS — At December 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Amsterdam Index	(51)	January 2017	$(5,187,059)	$(137,519)
Brent Crude Futures	3	January 2017	170,460	7,554
CAC 40 Index	133	January 2017	6,808,319	106,123
CBOE Volatility Index	(86)	January 2017	(1,300,750)	19,999
Cocoa Futures	(4)	March 2017	(85,040)	16,868
Corn Futures	(8)	March 2017	(140,800)	1,476
DAX Index	33	March 2017	9,956,621	240,612
Euro-BTP	177	March 2017	25,210,830	408,967
Euro-Bund	52	March 2017	8,985,210	139,033

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Consolidated Schedule of Investments (continued)

December 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Euro-OAT	98	March 2017	$15,661,705	$96,695
FTSE 100 Index	192	March 2017	16,681,766	423,313
FTSE/MIB Index	70	March 2017	7,075,650	334,080
Gasoline RBOB Futures	(1)	January 2017	(70,178)	(5,278)
Hang Seng Index	49	January 2017	6,938,797	82,626
IBEX 35 Index	(21)	January 2017	(2,058,788)	(44,352)
KC HRW Wheat Futures	(12)	March 2017	(251,100)	5,812
Lean Hogs Futures	(4)	February 2017	(105,840)	(21,280)
LME Copper Futures	5	January 2017	690,750	31,688
LME Copper Futures	(5)	January 2017	(690,750)	32,488
LME Copper Futures	5	February 2017	691,281	(32,480)
LME Copper Futures	(5)	February 2017	(691,281)	16,457
LME Lead Futures	2	January 2017	100,175	(4,055)
LME Lead Futures	(2)	January 2017	(100,175)	15,820
LME Lead Futures	2	February 2017	100,375	(15,842)
LME Lead Futures	(1)	February 2017	(50,188)	6,423
LME Nickel Futures	4	January 2017	239,400	(11,565)
LME Nickel Futures	(4)	January 2017	(239,400)	38,991
LME Nickel Futures	4	February 2017	239,832	(38,985)
LME Nickel Futures	(2)	February 2017	(119,916)	14,299
LME Primary Aluminum Futures	14	January 2017	592,900	(10,183)
LME Primary Aluminum Futures	(14)	January 2017	(592,900)	2,067
LME Primary Aluminum Futures	14	February 2017	591,588	(4,145)
LME Primary Aluminum Futures	(11)	February 2017	(464,819)	9,118
LME Zinc Futures	9	January 2017	576,788	23,716
LME Zinc Futures	(9)	January 2017	(576,788)	44,191
LME Zinc Futures	9	February 2017	577,856	(44,346)
LME Zinc Futures	(8)	February 2017	(513,650)	36,931
Long Gilt	62	March 2017	9,614,519	179,882
mini MSCI Emerging Markets Index Futures	570	March 2017	24,478,650	(578,558)
Natural Gas Futures	1	January 2017	37,240	3,261
NY Harbor ULSD Futures	(2)	January 2017	(145,169)	(6,608)
OMX Stockholm 30 Index	262	January 2017	4,368,296	(47,653)
Russell 2000 Mini Index	(3)	March 2017	(203,535)	1,190
S&P 500 E-Mini Index	470	March 2017	52,550,700	(235,602)
S&P/TSX 60 Index	138	March 2017	18,437,001	(7,307)
Soybean Futures	1	March 2017	50,200	(2,903)
SPI 200 Index	(36)	March 2017	(3,657,250)	(75,841)
Sugar #11 (World) Futures	3	February 2017	65,554	(4,679)
TSE TOPIX Index	(216)	March 2017	(28,054,588)	(779,297)
Wheat Futures	4	March 2017	81,600	304
WTI Crude Oil Futures	(2)	January 2017	(107,440)	(4,325)
10 Year Australian Government Bonds	55	March 2017	5,070,197	30,904
10 Year Canadian Government Bonds	9	March 2017	921,886	(832)
10 Year Japanese Government Bonds	37	March 2017	47,562,610	30,853
TOTAL				$288,106

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At December 31, 2016, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread on December 31, 2016(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Markit CDX North America High Yield Index	$72,290	5.000%	12/20/21	3.548%	$2,900,264	$1,692,158
Markit CDX North America Investment Grade Index	40,900	1.000	12/20/21	0.678	447,231	184,338
TOTAL					$3,347,495	$1,876,496

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT

		Rates Exchanged		Market Value
Notional Amount (000’s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
90,990	03/15/27	2.500%	3 Month LIBOR	$8,510,211	$(7,314,087)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2016.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Counterparty	Referenced Obligation	Notional Amount (000’s)	Rate Received (Paid)	Termination Date	Unrealized Gain (Loss)(a)
Barclays Bank PLC	S&P GSCI Total Return Index(b)	$3,912	(0.032)%	02/16/17	$13,720
Deutsche Bank AG	FTSE NAREIT Mortgage Index(c)	14,511	(0.858)	06/23/17	282,441
JPMorgan Chase Bank NA	S&P GSCI Total Return Index(b)	7,388	(0.002)	02/02/17	386,316
TOTAL					$682,477

(a)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.
(b)	The Fund receives monthly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such Referenced Obligation.
(c)	The Fund receives quarterly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such Referenced Obligation.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Schedule of Investments

December 31, 2016

Shares	Distribution Rate	Value
Investment Company(a)(b) – 80.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
128,140,368	0.455%	$128,140,368

TOTAL INVESTMENTS – 80.9%
(Cost $128,140,368)		$128,140,368

OTHER ASSETS IN EXCESS OF LIABILITIES – 19.1%		30,340,622

NET ASSETS – 100.0%		$158,480,990

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents an affiliated issuer.
(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2016.

Investment Abbreviations:
BA	—Banker Acceptance Rate
BUBOR	—Budapest Interbank Offered Rate
EURIBOR	—Euro Interbank Offered Rate
JIBAR	—Johannesburg Interbank Agreed Rate
LIBOR	—London Interbank Offered Rate
PRIBOR	—Prague Interbank Offered Rate
STIBOR	—Stockholm Interbank Offered Rate
TIIE	—Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
COP	—Colombian Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
TRY	—Turkish Lira
USD	—United States Dollar
ZAR	—South African Rand

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain
Morgan Stanley Co., Inc.	BRL	6,580,000	USD	1,909,045	01/04/17	$2,021,692	$112,647
	BRL	3,420,000	USD	1,034,420	02/02/17	1,041,361	6,941
	CLP	1,060,000,000	USD	1,574,335	03/15/17	1,574,754	419
	HUF	3,500,000	USD	11,864	03/16/17	11,936	72
	IDR	23,580,000,000	USD	1,723,054	03/15/17	1,728,367	5,312
	INR	215,000,000	USD	3,124,092	03/15/17	3,140,227	16,135
	RUB	226,500,000	USD	3,482,579	03/15/17	3,629,436	146,856
	SEK	2,340,000	USD	257,308	03/15/17	257,912	606
	USD	1,720,991	AUD	2,300,000	03/15/17	1,656,947	64,044
	USD	9,601,494	CAD	12,700,000	03/15/17	9,466,743	134,751
	USD	345,525	CHF	346,000	03/15/17	341,288	4,237
	USD	6,775,633	CZK	169,110,000	03/15/17	6,611,355	164,279
	USD	12,328,497	EUR	11,429,000	03/15/17	12,073,138	255,360
	USD	14,432,127	GBP	11,399,000	03/15/17	14,072,671	359,454

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain
	USD	5,270,612	HUF	1,536,879,000	03/16/17	$5,240,980	$29,633
	USD	602,498	INR	41,000,000	03/15/17	598,834	3,664
	USD	4,621,333	JPY	523,816,000	03/15/17	4,497,514	123,820
	USD	3,600,271	KRW	4,200,000,000	03/15/17	3,478,192	122,079
	USD	3,766,523	MXN	77,344,000	03/15/17	3,696,172	70,350
	USD	4,707,723	MYR	21,060,000	03/15/17	4,677,751	29,972
	USD	7,235,866	NOK	60,500,000	03/15/17	7,009,340	226,526
	USD	4,827,336	PLN	19,955,000	03/15/17	4,762,744	64,592
	USD	9,799,812	SEK	88,355,600	03/15/17	9,738,475	61,337
	USD	4,270,562	TRY	14,810,000	03/15/17	4,136,667	133,895
	USD	138,980	ZAR	1,919,000	03/15/17	137,894	1,086
TOTAL							$2,138,067

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss
Morgan Stanley Co., Inc.	AUD	460,000	USD	342,962	03/15/17	$331,389	$(11,572)
	CAD	767,000	USD	583,061	03/15/17	571,732	(11,329)
	CHF	174,000	USD	172,271	03/15/17	171,630	(641)
	CLP	2,340,000,000	USD	3,577,982	03/15/17	3,476,344	(101,638)
	COP	4,664,000,000	USD	1,539,782	03/15/17	1,534,680	(5,102)
	CZK	15,600,000	USD	618,025	03/15/17	609,882	(8,143)
	EUR	3,085,000	USD	3,291,127	03/15/17	3,258,871	(32,257)
	GBP	6,562,750	USD	8,314,347	03/15/17	8,102,064	(212,281)
	HUF	89,542,000	USD	306,998	03/16/17	305,351	(1,647)
	IDR	30,240,000,000	USD	2,238,342	03/15/17	2,216,532	(21,810)
	INR	41,000,000	USD	602,852	03/15/17	598,834	(4,019)
	JPY	79,897,000	USD	701,190	03/15/17	686,001	(15,190)
	MXN	3,750,000	USD	183,305	03/15/17	179,208	(4,097)
	NZD	2,860,000	USD	2,041,435	03/15/17	1,982,666	(58,769)
	RUB	38,000,000	USD	612,854	03/15/17	608,912	(3,942)
	SEK	1,355,000	USD	150,287	03/15/17	149,347	(941)
	TRY	2,060,000	USD	598,438	03/15/17	575,390	(23,048)
	USD	1,948,744	BRL	6,580,000	01/04/17	2,021,692	(72,948)
	USD	3,175,478	COP	9,790,000,000	03/15/17	3,221,379	(45,901)
	USD	7,866	ZAR	110,000	03/15/17	7,904	(38)
	ZAR	37,100,000	USD	2,686,890	03/15/17	2,665,888	(21,002)
TOTAL							$(656,315)

FUTURES CONTRACTS — At December 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Amsterdam Index	53	January 2017	$5,390,473	$54,291
BIST 30 Index	(1,833)	February 2017	(5,003,603)	(18,164)
Brent Crude Futures	6	January 2017	340,920	8,158
CAC 40 Index	102	January 2017	5,221,418	51,017
Coffee ‘C’ Futures	6	March 2017	308,363	(57,187)

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Schedule of Investments (continued)

December 31, 2016

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Corn Futures	(59)	March 2017	$(1,038,400)	$(3,817)
Cotton No. 2 Futures	42	March 2017	1,483,650	15,119
DAX Index	16	March 2017	4,827,453	55,997
DJIA Mini E-CBOT	30	March 2017	2,958,000	23,047
Feeder Cattle Futures	(6)	March 2017	(375,300)	(10,325)
FTSE 100 Index	64	March 2017	5,560,589	95,737
FTSE/JSE Top 40 Index	(163)	March 2017	(5,258,489)	41,826
FTSE/MIB Index	31	March 2017	3,133,502	720
Gasoline RBOB Futures	5	January 2017	350,889	30,940
Gold 100 oz. Futures	(42)	February 2017	(4,837,140)	169,910
Hang Seng Index	30	January 2017	4,248,243	65,710
Hard Red Winter Wheat Futures	(35)	March 2017	(732,375)	13,876
H-Shares Index	76	January 2017	4,600,477	66,460
IBEX 35 Index	39	January 2017	3,823,463	12,688
KOSPI 200 Index	64	March 2017	6,889,882	75,219
Lean Hogs Futures	(36)	February 2017	(952,560)	(175,051)
Live Cattle Futures	(8)	February 2017	(371,360)	(36,664)
LME Copper Futures	16	January 2017	2,210,400	(25,975)
LME Copper Futures	(16)	January 2017	(2,210,400)	(18,888)
LME Copper Futures	11	February 2017	1,520,819	(70,732)
LME Lead Futures	43	January 2017	2,153,763	(102,026)
LME Lead Futures	(43)	January 2017	(2,153,763)	322,611
LME Lead Futures	21	February 2017	1,053,938	(166,343)
LME Nickel Futures	20	January 2017	1,197,000	(66,749)
LME Nickel Futures	(20)	January 2017	(1,197,000)	195,313
LME Nickel Futures	18	February 2017	1,079,244	(173,334)
LME Primary Aluminum Futures	46	January 2017	1,948,100	(39,083)
LME Primary Aluminum Futures	(46)	January 2017	(1,948,100)	12,592
LME Primary Aluminum Futures	46	February 2017	1,943,788	(16,271)
LME Zinc Futures	28	January 2017	1,794,450	73,784
LME Zinc Futures	(28)	January 2017	(1,794,450)	137,297
LME Zinc Futures	19	February 2017	1,219,919	(92,288)
Low Sulphur Gas Oil Futures	8	February 2017	403,800	23,384
MSCI Taiwan Index	175	January 2017	6,016,500	87,883
NASDAQ 100 E-mini Index	26	March 2017	2,529,280	708
Natural Gas Futures	29	January 2017	1,079,960	45,119
Nikkei 225 Index	11	March 2017	1,797,647	69,779
NY Harbor ULSD Futures	8	January 2017	580,675	23,527
OMX Stockholm 30 Index	308	January 2017	5,135,249	(34,680)
Russell 2000 Mini Index	30	March 2017	2,035,350	(34,362)
S&P 500 E-Mini Index	52	March 2017	5,814,120	(38,133)
S&P/TSX 60 Index	45	March 2017	6,012,066	(16,252)
SET50 Index	1,083	March 2017	5,815,033	146,089
SGX Nifty 50 Equity Index	(368)	January 2017	(6,023,792)	(122,122)
Silver Futures	(23)	March 2017	(1,838,735)	90,677
Soybean Futures	29	March 2017	1,455,800	(84,188)
SPI 200 Index	57	March 2017	5,790,646	83,083
Sugar #11 (World) Futures	2	February 2017	43,702	(5,579)
TSE TOPIX Index	14	March 2017	1,818,353	50,387
Wheat Futures	(35)	March 2017	(714,000)	36,981
WTI Crude Oil Futures	(1)	January 2017	(53,720)	(2,163)
TOTAL				$769,553

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At December 31, 2016, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000’s)(a)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
EUR	447,990	03/15/18	0.000%	6 Month EURIBOR	$(63,796)	$960,847
GBP	21,890	03/15/18	1.250	6 Month LIBOR	198,210	(15,438)
SEK	4,179,820	03/15/18	0.000	3 Month STIBOR	(184,052)	2,155,552
	$455,870	03/15/18	3 Month LIBOR	1.400%	(736,949)	242,176
EUR	48,740	03/15/19	0.000	6 Month EURIBOR	(25,079)	174,169
GBP	45,880	03/15/19	1.500	6 Month LIBOR	819,599	155,605
JPY	15,962,100	03/15/19	6 Month LIBOR	0.000	625	75,552
	$67,940	03/15/19	1.750	3 Month LIBOR	5,653	261,833
CZK	408,740	03/15/22	6 Month PRIBOR	0.500	13,088	12,202
MXN	100,000	03/15/22	1 Month TIIE	5.750	69,553	324,154
PLN	69,810	03/15/22	6 Month WIBOR	2.000	152,049	160,237
ZAR	83,930	03/15/22	8.000	3 Month JIBAR	(69,052)	103,439
HUF	170,150	03/16/22	1.250	6 Month BUBOR	(2,511)	3,710
CAD	8,400	03/15/27	3 Month BA	2.000	(434,683)	414,324
CHF	9,960	03/15/27	6 Month LIBOR	0.250	(165,942)	91,697
EUR	22,830	03/15/27	1.000	6 Month EURIBOR	1,100,868	(379,036)
GB	P 24,320	03/15/27	2.500	6 Month LIBOR	4,372,048	(771,971)
JPY	3,555,140	03/15/27	0.250	6 Month LIBOR	(22,126)	86,188
SEK	15,060	03/15/27	3 Month STIBOR	1.250	(69,650)	53,809
	$66,230	03/15/27	3 Month LIBOR	2.500	(2,178,640)	1,308,003
EUR	14,890	03/15/47	6 Month EURIBOR	1.500	(2,081,297)	1,045,286
GBP	12,010	03/15/47	6 Month LIBOR	2.750	(4,661,841)	(252,369)
JPY	473,240	03/15/47	6 Month LIBOR	0.750	(315,047)	417,723
	$18,170	03/15/47	2.750	3 Month LIBOR	(659,310)	1,318,211
	TOTAL				$(4,938,282)	$7,945,903

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2016.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS SELECT SATELLITE FUNDS

Consolidated Statements of Assets and Liabilities(a)

December 31, 2016

	Absolute Return Tracker Fund	Commodity Strategy Fund	Dynamic Allocation Fund	Managed Futures Strategy Fund
Assets:
Investments in unaffiliated issuers, at value (cost $206,596,200, $157,263,083, $179,802,534 and $0)(b)	$221,241,733	$156,960,797	$188,470,199	$—
Investments in affiliated issuers, at value (cost $759,181,647, $213,373,363, $287,578,990 and $128,140,368)	759,181,647	213,373,363	287,578,990	128,140,368
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	6,832,600	—	—	—
Cash	16,392,955	22,332,078	9,272,087	8,168,325
Foreign currencies, at value (cost $151,795, $0, $12,318,711 and $6,221,619)	152,928	—	12,443,667	6,258,169
Receivables:
Collateral on certain derivative contracts(c)	42,905,425	6,283,222	23,511,419	14,378,631
Fund shares sold	2,215,441	1,404,853	1,382,985	459,374
Dividends and interest	502,127	465,132	270,601	43,541
Reimbursement from investment adviser	68,191	57,890	70,141	—
Securities lending income	7,797	—	197	—
Investments sold on an extended-settlement basis	—	2,050,313	—	—
Foreign tax reclaims	—	—	206,827	—
Unrealized gain on forward foreign currency exchange contracts	211,286	—	2,669,155	2,138,067
Variation margin on certain derivative contracts	88,263	—	533,273	48,883
Unrealized gain on swap contracts	1,397,222	18,047,828	682,477	—
Total assets	1,051,197,615	420,975,476	527,092,018	159,635,358

Liabilities:
Written options, at value (premiums received $2,908,757, $0, $0 and $0)	1,610,682	—	—	—
Unrealized loss on swap contracts	525,096	—	—	—
Unrealized loss on forward foreign currency exchange contracts	350,215	—	15,153	656,315
Variation margin on certain derivative contracts	41,510	296,675	624,619	—
Payables:
Payable upon return of securities loaned	6,832,600	—	—	—
Fund shares redeemed	1,062,299	1,213,766	573,811	95,302
Collateral on certain derivative contracts(c)	860,000	5,420,000	2,710,000	—
Management fees	507,222	143,748	313,236	133,970
Investments purchased	249,681	8,679,695	90,008	44,282
Distribution and Service fees and Transfer Agency fees	63,344	37,479	48,116	21,002
Forward sale contracts, at value (proceeds received $0, $2,050,313, $0 and $0)	—	2,050,000	—	—
Accrued expenses	411,345	471,118	348,842	203,497
Total liabilities	12,513,994	18,312,481	4,723,785	1,154,368

Net Assets:
Paid-in capital	1,015,115,613	455,692,707	522,715,296	154,257,471
Undistributed (distributions in excess of) net investment income (loss)	938,685	15,239,341	1,187,790	(2,123,629)
Accumulated net realized gain (loss)	857,846	(86,211,009)	(8,528,666)	(4,065,338)
Net unrealized gain	21,771,477	17,941,956	6,993,813	10,412,486
NET ASSETS	$1,038,683,621	$402,662,995	$522,368,233	$158,480,990
Net Assets:
Class A	$38,885,741	$60,943,952	$27,566,436	$23,174,038
Class C	13,490,131	3,857,907	20,123,211	4,053,835
Institutional	970,838,122	326,269,980	468,924,016	110,762,824
Class IR	13,245,481	5,265,020	5,732,714	20,181,006
Class R	2,197,161	4,419,311	11,803	309,287
Class R6	26,985	1,906,825	10,053	—
Total Net Assets	$1,038,683,621	$402,662,995	$522,368,233	$158,480,990
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	4,312,943	5,215,793	2,753,301	2,290,165
Class C	1,600,884	345,922	2,107,331	414,275
Institutional	105,130,973	27,649,648	46,197,099	10,761,302
Class IR	1,444,625	445,925	566,909	1,973,688
Class R	249,211	384,004	1,193	30,915
Class R6	2,924	161,535	991	—
Net asset value, offering and redemption price per share:(d)
Class A	$9.02	$11.68	$10.01	$10.12
Class C	8.43	11.15	9.55	9.79
Institutional	9.23	11.80	10.15	10.29
Class IR	9.17	11.81	10.11	10.23
Class R	8.82	11.51	9.89	10.00
Class R6	9.23	11.80	10.15	—

(a)	Statements of Assets and Liabilities for Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Managed Futures Strategy Funds are consolidated and include the balances of Cayman Commodity-ART, Ltd., Cayman Commodity-CSF, Ltd., Cayman Commodity-DAF, Ltd. and Cayman Commodity-MFS, Ltd. (wholly-owned subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes loaned securities having a market value of $6,641,778 for the Absolute Return Tracker Fund.
(c)	Segregated for initial margin and/or collateral on transactions as follows:

Fund	Forwards	Futures	Options	Swaps
Absolute Return Tracker	$—	$9,653,920	$25,169,214	$7,222,291
Commodity Strategy	—	—	—	863,222
Dynamic Allocation	(2,710,000)	7,797,846	—	15,713,573
Managed Futures Strategy	1,820,000	8,079,127	—	4,479,504

(d)	Maximum public offering price per share for Class A Shares of the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Managed Futures Strategy Funds is $9.54, $12.23, $10.59 and $10.71, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Consolidated Statements of Operations(a)

For the Fiscal Year Ended December 31, 2016

	Absolute Return Tracker Fund	Commodity Strategy Fund	Dynamic Allocation Fund	Managed Futures Strategy Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $588, $0, $367,135 and $0)	$3,865,836	$—	$4,468,474	$—
Dividends — affiliated issuers (net of foreign taxes withheld of $7,117, $17,104, $5,377 and $5,548)	2,085,834	415,379	792,206	389,979
Securities lending income — affiliated issuer	170,111	—	32,405	—
Interest	—	4,702,651	383,976	—
Total investment income	6,121,781	5,118,030	5,677,061	389,979

Expenses:
Management fees	11,531,459	2,352,063	4,994,278	1,732,552
Transfer Agency fees(b)	503,799	253,857	320,030	164,162
Distribution and Service fees(b)	264,169	206,715	326,251	144,229
Printing and mailing costs	222,488	396,549	135,464	47,171
Professional fees	206,931	170,868	202,619	182,254
Custody, accounting and administrative services	125,537	148,211	169,121	80,514
Registration fees	99,861	97,724	76,637	52,913
Trustee fees	16,889	18,498	16,262	16,580
Organization costs	—	—	—	40,000
Other	36,054	19,639	17,953	101,561
Total expenses	13,007,187	3,664,124	6,258,615	2,561,936
Less — expense reductions	(6,288,227)	(757,757)	(1,651,388)	(311,935)
Net expenses	6,718,960	2,906,367	4,607,227	2,250,001
NET INVESTMENT INCOME (LOSS)	(597,179)	2,211,663	1,069,834	(1,860,022)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(2,915,444)	7,513,555	10,554,500	(34,996)
Futures contracts	6,965,927	(5,457,360)	4,180,975	(5,873,395)
Swap contracts	16,139,848	(4,978,082)	16,801,525	3,863,101
Forward foreign currency exchange contracts	164,763	—	(9,750,704)	(4,314,028)
Foreign currency transactions	(97,840)	—	398,694	(155,996)
Written options	9,467,060	—	—	—
Net change in unrealized gain (loss) on:
Investments	13,419,199	(3,512,062)	7,962,392	(2,022,140)
Futures contracts	(593,994)	198,213	(273,059)	850,905
Swap contracts	1,939,966	67,272,738	(3,827,327)	4,452,583
Forward foreign currency exchange contracts	(316,184)	—	6,482,584	1,302,630
Foreign currency translation	(197,757)	—	(278,766)	115,682
Written options	(161,959)	—	—	—
Net realized and unrealized gain (loss)	43,813,585	61,037,002	32,250,814	(1,815,654)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$43,216,406	$63,248,665	$33,320,648	$(3,675,676)

(a)	Statements of Operations for Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Managed Futures Strategy Funds are consolidated and include the balances of Cayman Commodity-ART, Ltd., Cayman Commodity-CSF, Ltd., Cayman Commodity-DAF, Ltd. and Cayman Commodity-MFS, Ltd. (wholly-owned subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Class IR	Class R	Class R6
Absolute Return Tracker	$103,160	$150,293	$10,716	$78,402	$28,556	$374,504	$18,262	$4,072	$3
Commodity Strategy	147,375	44,139	15,201	76,634	5,738	158,155	9,080	3,952	298
Dynamic Allocation	85,617	240,577	57	65,070	45,710	195,806	13,419	22	3
Managed Futures Strategy	96,996	45,726	1,507	73,717	8,688	43,987	37,197	573	—

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS SELECT SATELLITE FUNDS

Consolidated Statements of Changes in Net Assets(a)

	Absolute Return Tracker Fund		Commodity Strategy Fund
	For the Fiscal Year Ended December 31, 2016	For the Fiscal Year Ended December 31, 2015	For the Fiscal Year Ended December 31, 2016	For the Fiscal Year Ended December 31, 2015
From operations:
Net investment income (loss)	$(597,179)	$(5,958,065)	$2,211,663	$704,441
Net realized gain (loss)	29,724,314	(11,107,119)	(2,921,887)	(368,533,265)
Net change in unrealized gain (loss)	14,089,271	1,562,213	63,958,889	56,187,324
Net increase (decrease) in net assets resulting from operations	43,216,406	(15,502,971)	63,248,665	(311,641,500)

Distributions to shareholders:
From net investment income
Class A Shares	—	(115,078)	(331,991)	(112,173)
Class C Shares	—	—	—	—
Institutional Shares	(2,285,243)	(7,926,420)	(2,713,328)	(2,960,017)
Class IR Shares	(18,317)	(37,462)	(51,647)	(33,309)
Class R Shares	—	(3,919)	(13,598)	(675)
Class R6 Shares	(70)	(71)	(14,801)	(4,381)
From net realized gains
Class A Shares	(151,811)	(494,138)	—	—
Class C Shares	(59,552)	(214,987)	—	—
Institutional Shares	(3,675,019)	(12,340,757)	—	—
Class IR Shares	(52,287)	(71,185)	—	—
Class R Shares	(9,261)	(27,242)	—	—
Class R6 Shares	(107)	(104)	—	—
Total distributions to shareholders	(6,251,667)	(21,231,363)	(3,125,365)	(3,110,555)

From share transactions:
Proceeds from sales of shares	402,601,286	712,929,377	218,297,206	635,770,625
Reinvestment of distributions	3,768,394	11,712,590	2,112,059	2,250,361
Cost of shares redeemed	(588,323,678)	(1,482,138,840)	(496,045,017)	(572,533,764)
Net increase (decrease) in net assets resulting from share transactions	(181,953,998)	(757,496,873)	(275,635,752)	65,487,222
TOTAL INCREASE (DECREASE)	(144,989,259)	(794,231,207)	(215,512,452)	(249,264,833)

Net assets:
Beginning of year	1,183,672,880	1,977,904,087	618,175,447	867,440,280
End of year	$1,038,683,621	$1,183,672,880	$402,662,995	$618,175,447
Undistributed (distributions in excess of) net investment income (loss)	$938,685	$1,168,451	$15,239,341	$(11,759,714)

(a)	Statements of Changes in Net Assets for Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Managed Futures Strategy Funds are consolidated and include the balances of Cayman Commodity-ART, Ltd., Cayman Commodity-CSF, Ltd., Cayman Commodity-DAF, Ltd. and Cayman Commodity-MFS, Ltd. (wholly-owned subsidiaries), respectively. Accordingly, all interfund balances and transactions have been eliminated.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Dynamic Allocation Fund		Managed Futures Strategy Fund
For the Fiscal Year Ended December 31, 2016	For the Fiscal Year Ended December 31, 2015	For the Fiscal Year Ended December 31, 2016	For the Fiscal Year Ended December 31, 2015

$1,069,834	$(658,521)	$(1,860,022)	$(1,186,825)
22,184,990	(31,485,484)	(6,515,314)	8,798,854
10,065,824	(13,184,799)	4,699,660	1,731,517
33,320,648	(45,328,804)	(3,675,676)	9,343,546

—	(55,579)	—	(874,511)
—	—	—	(101,551)
—	(3,645,142)	(121,239)	(3,314,600)
—	(46,536)	—	(244,828)
—	—	—	(7,072)
—	(70)	—	—

—	(1,318,906)	—	—
—	(857,180)	—	—
—	(14,259,852)	—	—
—	(292,606)	—	—
—	(321)	—	—
—	(264)	—	—
—	(20,476,456)	(121,239)	(4,542,562)

73,600,104	86,161,534	147,911,012	56,406,462
—	20,186,598	116,199	4,539,441
(176,375,763)	(240,278,577)	(107,312,430)	(36,635,075)

(102,775,659)	(133,930,445)	40,714,781	24,310,828
(69,455,011)	(199,735,705)	36,917,866	29,111,812

591,823,244	791,558,949	121,563,124	92,451,312
$522,368,233	$591,823,244	$158,480,990	$121,563,124

$1,187,790	$3,334,962	$(2,123,629)	$(1,240,244)

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment loss(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - A	$8.67	$(0.04)	$0.43	$0.39	$—	$(0.04)	$(0.04)
2016 - C	8.17	(0.10)	0.40	0.30	—	(0.04)	(0.04)
2016 - Institutional	8.86	— (d)	0.43	0.43	(0.02)	(0.04)	(0.06)
2016 - IR	8.80	(0.01)	0.43	0.42	(0.01)	(0.04)	(0.05)
2016 - R	8.50	(0.06)	0.42	0.36	—	(0.04)	(0.04)
2016 - R6	8.86	— (d)	0.43	0.43	(0.02)	(0.04)	(0.06)
2015 - A	9.01	(0.07)	(0.15)	(0.22)	(0.02)	(0.10)	(0.12)
2015 - C	8.54	(0.13)	(0.14)	(0.27)	—	(0.10)	(0.10)
2015 - Institutional	9.22	(0.03)	(0.17)	(0.20)	(0.06)	(0.10)	(0.16)
2015 - IR	9.15	(0.04)	(0.16)	(0.20)	(0.05)	(0.10)	(0.15)
2015 - R	8.85	(0.09)	(0.15)	(0.24)	(0.01)	(0.10)	(0.11)
2015 - R6 (Commenced July 31, 2015)	9.30	(0.01)	(0.26)	(0.27)	(0.07)	(0.10)	(0.17)
2014 - A	9.12	(0.09)	0.33	0.24	—	(0.35)	(0.35)
2014 - C	8.72	(0.15)	0.32	0.17	—	(0.35)	(0.35)
2014 - Institutional	9.32	(0.05)	0.34	0.29	(0.04)	(0.35)	(0.39)
2014 - IR	9.24	(0.07)	0.34	0.27	(0.01)	(0.35)	(0.36)
2014 - R	8.98	(0.11)	0.33	0.22	—	(0.35)	(0.35)
2013 - A	8.95	(0.12)	0.82	0.70	—	(0.53)	(0.53)
2013 - C	8.65	(0.18)	0.78	0.60	—	(0.53)	(0.53)
2013 - Institutional	9.10	(0.09)	0.84	0.75	—	(0.53)	(0.53)
2013 - IR	9.04	(0.10)	0.83	0.73	—	(0.53)	(0.53)
2013 - R	8.85	(0.14)	0.80	0.66	—	(0.53)	(0.53)
2012 - A	8.79	(0.13)	0.33	0.20	—	(0.04)	(0.04)
2012 - C	8.56	(0.19)	0.32	0.13	—	(0.04)	(0.04)
2012 - Institutional	8.90	(0.09)	0.33	0.24	—	(0.04)	(0.04)
2012 - IR	8.86	(0.11)	0.33	0.22	—	(0.04)	(0.04)
2012 - R	8.72	(0.15)	0.32	0.17	—	(0.04)	(0.04)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate(c)

$9.02	4.45%	$38,886	1.03%		1.66%		(0.43)%		130%
8.43	3.62	13,490	1.78		2.41		(1.18)		130
9.23	4.82	970,838	0.62		1.24		(0.02)		130
9.17	4.75	13,245	0.78		1.42		(0.13)		130
8.82	4.19	2,197	1.28		1.91		(0.66)		130
9.23	4.85	27	0.64		1.24		0.01		130
8.67	(2.45)	45,207	1.04		1.60		(0.74)		213
8.17	(3.20)	18,329	1.79		2.35		(1.51)		213
8.86	(2.18)	1,111,353	0.64		1.20		(0.36)		213
8.80	(2.23)	6,755	0.79		1.35		(0.49)		213
8.50	(2.71)	2,019	1.29		1.85		(0.97)		213
8.86	(2.98)	10	0.64	(e)	1.21	(e)	(0.22	)(e)	213
9.01	2.61	64,120	1.05		1.59		(0.96)		134
8.54	1.92	28,736	1.80		2.34		(1.69)		134
9.22	3.09	1,874,703	0.65		1.19		(0.54)		134
9.15	2.85	8,046	0.81		1.34		(0.73)		134
8.85	2.42	2,299	1.30		1.84		(1.19)		134
9.12	7.90	105,432	1.55		1.59		(1.33)		163
8.72	7.02	29,942	2.30		2.34		(2.08)		163
9.32	8.33	1,589,475	1.15		1.19		(0.92)		163
9.24	8.15	21,565	1.30		1.34		(1.08)		163
8.98	7.54	1,729	1.80		1.84		(1.57)		163
8.95	2.30	133,654	1.55		1.59		(1.44)		79
8.65	1.55	37,525	2.30		2.34		(2.19)		79
9.10	2.72	1,355,193	1.15		1.19		(1.04)		79
9.04	2.51	17,085	1.30		1.34		(1.19)		79
8.85	1.98	1,988	1.80		1.84		(1.69)		79

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED DECEMBER 31,*
2016 - A	$10.49	$0.02	$1.23	$1.25	$(0.06)
2016 - C	10.04	(0.06)	1.17	1.11	—
2016 - Institutional	10.59	0.06	1.25	1.31	(0.10)
2016 - IR	10.60	0.05	1.25	1.30	(0.09)
2016 - R	10.35	(0.01)	1.21	1.20	(0.04)
2016 - R6	10.60	0.06	1.24	1.30	(0.10)
2015 - A	15.58	(0.03)	(5.04)	(5.07)	(0.02)
2015 - C	14.99	(0.13)	(4.82)	(4.95)	—
2015 - Institutional	15.72	0.02	(5.10)	(5.08)	(0.05)
2015 - IR	15.74	— (d)	(5.08)	(5.08)	(0.06)
2015 - R	15.38	(0.06)	(4.97)	(5.03)	— (d)
2015 - R6 (Commenced August 31, 2015)	13.48	0.02	(2.86)	(2.84)	(0.04)
2014 - A	22.54	(0.13)	(6.83)	(6.96)	—
2014 - C	21.85	(0.26)	(6.60)	(6.86)	—
2014 - Institutional	22.69	(0.04)	(6.91)	(6.95)	(0.02)
2014 - IR	22.72	(0.05)	(6.93)	(6.98)	0.00 (d)
2014 - R	22.31	(0.16)	(6.77)	(6.93)	—
2013 - A	22.94	(0.21)	(0.19)	(0.40)	—
2013 - C	22.40	(0.36)	(0.19)	(0.55)	—
2013 - Institutional	23.01	(0.13)	(0.19)	(0.32)	—
2013 - IR	23.06	(0.15)	(0.19)	(0.34)	—
2013 - R	22.76	(0.25)	(0.20)	(0.45)	—
2012 - A	23.53	(0.14)	(0.29)	(0.43)	(0.16)
2012 - C	23.12	(0.32)	(0.28)	(0.60)	(0.12)
2012 - Institutional	23.56	(0.07)	(0.28)	(0.35)	(0.20)
2012 - IR	23.63	(0.11)	(0.28)	(0.39)	(0.18)
2012 - R	23.38	(0.20)	(0.27)	(0.47)	(0.15)

*	All per share amounts representing data prior to November 6, 2015 have been restated to reflect a 4 to 1 reverse stock split which occurred on that date.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(c)

$11.68	11.91%	$60,944	0.90%		1.07%		0.19%	145%
11.15	11.02	3,858	1.65		1.82		(0.56)	145
11.80	12.32	326,270	0.56		0.72		0.53	145
11.81	12.21	5,265	0.65		0.82		0.44	145
11.51	11.60	4,419	1.14		1.34		(0.07)	145
11.80	12.25	1,907	0.54		0.72		0.54	145
10.49	(32.43)	58,901	0.85		0.97		(0.21)	506
10.04	(32.95)	4,578	1.60		1.72		(0.97)	506
10.59	(32.38)	544,699	0.51		0.63		0.12	506
10.60	(32.15)	6,699	0.60		0.72		0.03	506
10.35	(32.88)	1,963	1.10		1.23		(0.44)	506
10.60	(21.23)	1,336	0.51	(e)	0.64	(e)	0.35 (e)	506
15.58	(31.03)	85,200	0.88		0.95		(0.59)	234
14.99	(31.32)	8,149	1.62		1.71		(1.27)	234
15.72	(30.62)	764,809	0.53		0.62		(0.17)	234
15.74	(30.80)	7,740	0.61		0.71		(0.24)	234
15.38	(31.00)	1,542	1.12		1.21		(0.77)	234
22.54	(1.57)	401,248	0.92		0.95		(0.91)	266
21.85	(2.50)	11,444	1.67		1.70		(1.64)	266
22.69	(1.39)	1,039,008	0.58		0.61		(0.56)	266
22.72	(1.39)	7,991	0.67		0.70		(0.64)	266
22.31	(1.93)	1,528	1.17		1.20		(1.13)	266
22.94	(1.91)	353,082	0.92		0.96		(0.59)	690
22.40	(2.64)	13,994	1.67		1.71		(1.39)	690
23.01	(1.57)	742,974	0.58		0.62		(0.29)	690
23.06	(1.81)	7,045	0.67		0.71		(0.45)	690
22.76	(2.14)	1,450	1.17		1.21		(0.86)	690

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - A	$9.45	$(0.01)	$0.57	$0.56	$—	$—	$—
2016 - C	9.08	(0.08)	0.55	0.47	—	—	—
2016 - Institutional	9.54	0.03	0.58	0.61	—	—	—
2016 - IR	9.52	0.01	0.58	0.59	—	—	—
2016 - R	9.36	(0.04)	0.57	0.53	—	—	—
2016 - R6	9.54	0.02	0.59	0.61	—	—	—
2015 - A	10.49	(0.04)	(0.71)	(0.75)	(0.01)	(0.28)	(0.29)
2015 - C	10.15	(0.11)	(0.68)	(0.79)	—	(0.28)	(0.28)
2015 - Institutional	10.61	— (d)	(0.72)	(0.72)	(0.07)	(0.28)	(0.35)
2015 - IR	10.57	(0.01)	(0.72)	(0.73)	(0.04)	(0.28)	(0.32)
2015 - R	10.40	(0.05)	(0.71)	(0.76)	—	(0.28)	(0.28)
2015 - R6 (Commenced August 31, 2015)	10.46	(0.01)	(0.56)	(0.57)	(0.07)	(0.28)	(0.35)
2014 - A	10.89	(0.08)	0.32	0.24	(0.05)	(0.59)	(0.64)
2014 - C	10.60	(0.15)	0.29	0.14	—	(0.59)	(0.59)
2014 - Institutional	11.02	(0.03)	0.32	0.29	(0.11)	(0.59)	(0.70)
2014 - IR	10.99	(0.05)	0.31	0.26	(0.09)	(0.59)	(0.68)
2014 - R	10.83	(0.10)	0.30	0.20	(0.04)	(0.59)	(0.63)
2013 - A	10.70	(0.13)	0.68	0.55	—	(0.36)	(0.36)
2013 - C	10.50	(0.20)	0.66	0.46	—	(0.36)	(0.36)
2013 - Institutional	10.78	(0.08)	0.68	0.60	— (d)	(0.36)	(0.36)
2013 - IR	10.76	(0.10)	0.69	0.59	—	(0.36)	(0.36)
2013 - R	10.67	(0.15)	0.67	0.52	—	(0.36)	(0.36)
2012 - A	10.29	(0.07)	0.86	0.79	—	(0.38)	(0.38)
2012 - C	10.18	(0.14)	0.84	0.70	—	(0.38)	(0.38)
2012 - Institutional	10.35	(0.04)	0.88	0.84	(0.03)	(0.38)	(0.41)
2012 - IR	10.33	(0.03)	0.85	0.82	(0.01)	(0.38)	(0.39)
2012 - R	10.28	(0.09)	0.86	0.77	—	(0.38)	(0.38)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Amount is less than 0.005%.
(f)	Annualized.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$10.01	5.91%	$27,566	1.15%		1.45%		(0.13)%		272%
9.55	5.16	20,123	1.90		2.20		(0.88)		272
10.15	6.38	468,924	0.75		1.05		0.27		272
10.11	6.18	5,733	0.90		1.20		0.10		272
9.89	5.65	12	1.40		1.71		(0.39)		272
10.15	6.38	10	0.77		1.02		0.24		272
9.45	(7.17)	43,167	1.13		1.43		(0.39)		241
9.08	(7.82)	27,914	1.88		2.18		(1.14)		241
9.54	(6.84)	510,789	0.73		1.03		—	(e)	241
9.52	(6.90)	9,933	0.88		1.18		(0.14)		241
9.36	(7.35)	11	1.33		1.65		(0.49)		241
9.54	(5.48)	9	0.77	(f)	0.97	(f)	(0.21	)(f)	241
10.49	2.19	78,100	1.23		1.42		(0.70)		211
10.15	1.29	41,299	1.97		2.17		(1.42)		211
10.61	2.61	645,286	0.81		1.02		(0.25)		211
10.57	2.33	26,862	0.97		1.17		(0.43)		211
10.40	1.85	12	1.49		1.62		(0.92)		211
10.89	5.21	169,197	1.30		1.37		(1.18)		311
10.60	4.45	66,543	2.05		2.12		(1.89)		311
11.02	5.65	756,409	0.90		0.97		(0.74)		311
10.99	5.55	46,709	1.05		1.12		(0.88)		311
10.83	4.94	12	1.55		1.59		(1.40)		311
10.70	7.66	291,432	1.38		1.38		(0.61)		177
10.50	6.86	76,580	2.13		2.13		(1.32)		177
10.78	8.06	853,273	0.97		0.97		(0.37)		177
10.76	7.89	59,935	1.13		1.14		(0.31)		177
10.67	7.48	11	1.63		1.64		(0.84)		177

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment loss(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment Income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - A	$10.21	$(0.14)	$0.05	$(0.09)	$—	$—	$—
2016 - C	9.95	(0.21)	0.05	(0.16)	—	—	—
2016 - Institutional	10.36	(0.10)	0.04	(0.06)	(0.01)	—	(0.01)
2016 - IR	10.30	(0.11)	0.04	(0.07)	—	—	—
2016 - R	10.12	(0.16)	0.04	(0.12)	—	—	—
2015 - A	9.67	(0.16)	1.10	0.94	(0.40)	—	(0.40)
2015 - C	9.45	(0.23)	1.07	0.84	(0.34)	—	(0.34)
2015 - Institutional	9.77	(0.12)	1.12	1.00	(0.41)	—	(0.41)
2015 - IR	9.73	(0.13)	1.11	0.98	(0.41)	—	(0.41)
2015 - R	9.59	(0.18)	1.09	0.91	(0.38)	—	(0.38)
2014 - A	10.04	(0.14)	(0.14)	(0.28)	—	(0.09)	(0.09)
2014 - C	9.89	(0.21)	(0.14)	(0.35)	—	(0.09)	(0.09)
2014 - Institutional	10.11	(0.11)	(0.14)	(0.25)	—	(0.09)	(0.09)
2014 - IR	10.08	(0.12)	(0.14)	(0.26)	—	(0.09)	(0.09)
2014 - R	9.99	(0.17)	(0.14)	(0.31)	—	(0.09)	(0.09)
2013 - A	10.56	(0.15)	(0.37)	(0.52)	—	—	—
2013 - C	10.48	(0.22)	(0.37)	(0.59)	—	—	—
2013 - Institutional	10.59	(0.11)	(0.37)	(0.48)	—	—	—
2013 - IR	10.58	(0.13)	(0.37)	(0.50)	—	—	—
2013 - R	10.53	(0.17)	(0.37)	(0.54)	—	—	—

FOR THE PERIOD ENDED DECEMBER 31,
2012 - A (Commenced February 29, 2012)	10.00	(0.12)	0.68	0.56	—	—	—
2012 - C (Commenced February 29, 2012)	10.00	(0.19)	0.67	0.48	—	—	—
2012 - Institutional (Commenced February 29, 2012)	10.00	(0.09)	0.68	0.59	—	—	—
2012 - IR (Commenced February 29, 2012)	10.00	(0.10)	0.68	0.58	—	—	—
2012 - R (Commenced February 29, 2012)	10.00	(0.15)	0.68	0.53	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate(c)

$10.12	(0.88)%	$23,174	1.55%		1.74%		(1.33)%		529%
9.79	(1.60)	4,054	2.31		2.49		(2.09)		529
10.29	(0.57)	110,763	1.16		1.34		(0.94)		529
10.23	(0.68)	20,181	1.31		1.49		(1.09)		529
10.00	(1.18)	309	1.81		1.99		(1.59)		529
10.21	9.69	24,000	1.56		1.84		(1.53)		196
9.95	8.93	3,056	2.30		2.60		(2.28)		196
10.36	10.24	87,820	1.14		1.46		(1.12)		196
10.30	10.08	6,489	1.31		1.60		(1.26)		196
10.12	9.47	197	1.79		2.11		(1.77)		196
9.67	(2.75)	2,698	1.51		1.96		(1.50)		343
9.45	(3.50)	897	2.26		2.69		(2.26)		343
9.77	(2.43)	88,381	1.11		1.54		(1.10)		343
9.73	(2.54)	391	1.26		1.69		(1.25)		343
9.59	(3.06)	85	1.76		2.20		(1.75)		343
10.04	(4.83)	1,344	1.46		2.64		(1.54)		—
9.89	(5.63)	1,536	2.21		3.34		(2.28)		—
10.11	(4.44)	106,635	1.07		2.18		(1.12)		—
10.08	(4.64)	384	1.21		2.32		(1.27)		—
9.99	(5.13)	89	1.69		2.82		(1.79)		—

10.56	5.50	272	1.44	(d)	8.63	(d)	(1.47	)(d)	—
10.48	4.80	339	2.15	(d)	7.43	(d)	(2.18	)(d)	—
10.59	5.80	19,401	1.06	(d)	8.04	(d)	(1.09	)(d)	—
10.58	5.70	410	1.20	(d)	5.65	(d)	(1.21	)(d)	—
10.53	5.30	11	1.72	(d)	8.98	(d)	(1.75	)(d)	—

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements

December 31, 2016

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Absolute Return Tracker	A, C, Institutional, IR, R and R6	Diversified
Commodity Strategy and Dynamic Allocation	A, C, Institutional, IR, R and R6	Non-diversified
Managed Futures Strategy	A, C, Institutional, IR and R	Non-diversified

Class A Shares of the Absolute Return Tracker, Dynamic Allocation and Managed Futures Strategy Funds are sold with a front-end sales charge of up to 5.50%. Class A Shares of the Commodity Strategy Fund are sold with a front-end sales charge of up to 4.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Class IR, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as Investment Adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis of Consolidation for Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Managed Futures Strategy Funds — Cayman Commodity-ART, Ltd., Cayman Commodity-CSF, Ltd., Cayman Commodity-DAF, Ltd. and Cayman Commodity-MFS, Ltd. (each a “Subsidiary” and collectively, the “Subsidiaries”), Cayman Islands exempted companies, were incorporated on September 11, 2013, April 2, 2009, September 11, 2014 and June 16, 2016, respectively and are currently wholly-owned subsidiaries of the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Managed Futures Strategy Funds, respectively. The Subsidiaries act as investment vehicles for the Funds to enable the Funds to gain exposure to certain types of commodity-linked derivative instruments. The Funds are the sole shareholders of the Subsidiaries pursuant to subscription agreements dated as of June 20, 2014, June 17, 2009, November 17, 2014 and July 18, 2016 respectively, and it is intended that each Fund will remain the sole shareholder and will continue to control its respective Subsidiary. Under the Memorandum and Articles of Association of each Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation.

As of December 31, 2016, the Fund and Subsidiary net assets were as follows:

Fund	Fund Net Assets	Subsidiary Net Assets	% Represented by Subsidiary’s Net Assets
Absolute Return Tracker	$1,038,683,621	$15,945,254	2%
Commodity Strategy	402,662,995	80,824,808	20
Dynamic Allocation	522,368,233	13,029,201	2
Managed Futures Strategy	158,480,990	32,677,941	21

GOLDMAN SACHS SELECT SATELLITE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

B.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Consolidated Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

D.  Class  Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

E.  Organization Costs — Organization costs paid in connection with the organization of Cayman Commodity-MFS, Ltd. were expensed on the first day of operations.

F.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Absolute Return Tracker, Dynamic Allocation and Managed Futures Strategy	Annually	Annually
Commodity Strategy	Semi-Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The Subsidiaries are classified as controlled foreign corporations under the Code. Therefore, the Funds are required to increase their taxable income by their share of their Subsidiary’s income. Net losses of a Subsidiary cannot be deducted by the Funds in the current period nor carried forward to offset taxable income in future periods.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

on the Consolidated Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value

GOLDMAN SACHS SELECT SATELLITE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued using available market quotations as provided by a third party pricing vendor or broker. Prior to October 11, 2016, such securities were valued at amortized cost. With the exception of treasury securities of G8 countries (not held in money market funds that utilize amortized cost as a valuation methodology), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Commodity Index-Linked Structured Notes — The value of a commodity index-linked structured note is based on the price movements of a commodity index. The value of these notes will rise and fall in response to changes in the underlying commodity index. These notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying index. Commodity index-linked investments may be more volatile and less liquid than the underlying index, and their value may be affected by the performance of commodities as well as other factors including liquidity, quality, maturity and other economic variables. These notes are subject to prepayment, credit and interest rate risks. These notes have an automatic redemption feature if the underlying index declines from the purchase date by the amount specified in the agreement. A Fund has the option to request prepayment from the issuer at any time. Interim payments received (paid) are recorded as net realized gains (losses), and at maturity, or when a structured note is sold, a Fund records a realized gain or loss.

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed- securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

iv.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

v.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial

GOLDMAN SACHS SELECT SATELLITE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

Short Term Investments — Short-term investments having a maturity of 60 days or less are valued using available market quotations as provided by a third party pricing vendor or broker. Prior to October 11, 2016, such securities were valued at amortized cost. These investments are classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2016:

ABSOLUTE RETURN TRACKER

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$132,923,332	$—	$—
Exchange Traded Funds	88,318,401	—	—
Investment Company	759,181,647	—	—
Securities Lending Reinvestment Vehicle	6,832,600	—	—
Total	$987,255,980	$—	$—

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$211,286	$—
Futures Contracts	3,256,957	—	—
Credit Default Swap Contracts	—	3,174,110	—
Total Return Swap Contracts	—	1,397,222	—
Total	$3,256,957	$4,782,618	$—

GOLDMAN SACHS SELECT SATELLITE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ABSOLUTE RETURN TRACKER (continued)

Derivative Type	Level 1	Level 2	Level 3
Liabilities
Forward Foreign Currency Exchange Contracts(b)	$—	$(350,215)	$—
Futures Contracts(b)	(1,201,704)	—	—
Credit Default Swap Contracts(b)	—	(1,475)	—
Total Return Swap Contracts(b)	—	(525,096)	—
Written Options Contracts	(1,610,682)	—	—
Total	$(2,812,386)	$(876,786)	$—

COMMODITY STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Securities	$—	$21,747,838	$—
Collateralized Mortgage Obligations	—	33,163,995	—
Asset-Backed Securities	—	138,112	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	101,910,852	—	—
Investment Company	213,373,363	—	—
Total	$315,284,215	$55,049,945	$—
Liabilities
Fixed Income
Mortgage-Backed Securities — Forward Sales Contracts	$—	$(2,050,000)	$—

Derivative Type
Assets(b)
Futures Contracts	$268,123	$—	$—
Interest Rate Swap Contracts	—	63,317	—
Total Return Swap Contracts	—	18,047,828	—
Total	$268,123	$18,111,145	$—
Liabilities(b)
Futures Contracts	$(22,338)	$—	$—
Interest Rate Swap Contracts	—	(113,001)	—
Total	$(22,338)	$(113,001)	$—

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Notes to Financial Statements (continued)

December 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

DYNAMIC ALLOCATION

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$56,813,518	$—
Europe	1,639,128	26,753,051	—
North America	82,102,234	—	—
Fixed Income
U.S. Treasury Obligations and/or Other U.S. Government Agencies	21,162,268	—	—
Investment Company	287,578,990	—	—
Total	$392,482,620	$83,566,569	$—

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$2,669,155	$—
Futures Contracts	2,401,741	—	—
Credit Default Swap Contracts	—	1,876,496	—
Total Return Swap Contracts	—	682,477	—
Total	$2,401,741	$5,228,128	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(15,153)	$—
Futures Contracts	(2,113,635)	—	—
Interest Rate Swap Contracts	—	(7,314,087)	—
Total	$(2,113,635)	$(7,329,240)	$—

MANAGED FUTURES STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Investment Company	$128,140,368	$—	$—

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$2,138,067	$—
Futures Contracts	2,179,929	—	—
Interest Rate Swap Contracts	—	9,364,717	—
Total	$2,179,929	$11,502,784	$—

GOLDMAN SACHS SELECT SATELLITE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MANAGED FUTURES STRATEGY (continued)

Derivative Type	Level 1	Level 2	Level 3
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(656,315)	$—
Futures Contracts	(1,410,376)	—	—
Interest Rate Swap Contracts	—	(1,418,814)	—
Total	$(1,410,376)	$(2,075,129)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of December 31, 2016. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

ABSOLUTE RETURN TRACKER
Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities
Commodity	Receivable for unrealized gain on swap contracts and variation margin on certain derivative contracts	$833,047	(a)	Variation margin on certain derivative contracts	$(772,556)	(a)
Credit	Variation margin on certain derivative contracts	3,174,110	(a)	Variation margin on certain derivative contracts	(1,475)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	211,286		Payable for unrealized loss on forward foreign currency exchange contracts	(350,215)
Equity	Receivable for unrealized gain on swap contracts and Variation margin on certain derivative contracts	3,087,567	(a)	Payable for unrealized loss on swap contracts, Written options, at value and Variation margin on certain derivative contracts	(2,538,753)	(a)(b)
Interest Rate	Variation margin on certain derivative contracts	733,565	(a)	Variation margin on certain derivative contracts	(26,173)	(a)
Total		$8,039,575			$(3,689,172)

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

December 31, 2016

4. INVESTMENTS IN DERIVATIVES (continued)

COMMODITY STRATEGY
Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities
Commodity	Receivable for unrealized gain on swap contracts	$18,047,828		—	$—
Interest Rate	Variation margin on certain derivative contracts	331,440	(a)	Variation margin on certain derivative contracts	(135,339)	(a)
Total		$18,379,268			$(135,339)

DYNAMIC ALLOCATION
Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities
Commodity	Receivable for unrealized gain on swap contracts and variation margin on certain derivative contracts	$707,500	(a)	Variation margin on certain derivative contracts	$(206,674)	(a)
Credit	Variation margin on certain derivative contracts	1,876,496	(a)	—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	2,669,155		Payable for unrealized loss on forward foreign currency exchange contracts	(15,153)
Equity	Receivable for unrealized gain on swap contracts and variation margin on certain derivative contracts	1,490,384	(a)	Variation margin on certain derivative contracts	(1,906,129)	(a)
Interest Rate	Variation margin on certain derivative contracts	886,334	(a)	Variation margin on certain derivative contracts	(7,314,919)	(a)
Total		$7,629,869			$(9,442,875)

MANAGED FUTURES STRATEGY
Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities
Commodity	Variation margin on certain derivative contracts	$1,199,288	(a)	Variation margin on certain derivative contracts	(1,146,663)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	2,138,067		Payable for unrealized loss on forward foreign currency exchange contracts	(656,315)
Equity	Variation margin on certain derivative contracts	980,641	(a)	Variation margin on certain derivative contracts	(263,713)	(a)
Interest Rate	Variation margin on certain derivative contracts	9,364,717	(a)	Variation margin on certain derivative contracts	(1,418,814)	(a)
Total		$13,682,713			$(3,485,505)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Consolidated Schedules of Investments. Only the variation margin as of December 31,2016 is reported within the Consolidated Statements of Assets and Liabilities.

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4. INVESTMENTS IN DERIVATIVES (continued)

(b)	Aggregate of amounts include $525,096 for the Absolute Return Tracker which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Consolidated Statements of Operations:

ABSOLUTE RETURN TRACKER
Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(2,208,538)	$(998,574)	670
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	12,968,658	1,220,926	2
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	164,763	(316,184)	49
Equity	Net realized gain (loss) from futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on futures contracts, swap contracts and written options	19,981,156	483,421	3,122
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	1,831,559	478,240	2,307
Total		$32,737,598	$867,829	6,150

COMMODITY STRATEGY
Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$(5,002,082)	$67,334,559	5
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	(5,433,360)	136,392	1,307
Total		$(10,435,442)	$67,470,951	1,312

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Notes to Financial Statements (continued)

December 31, 2016

4. INVESTMENTS IN DERIVATIVES (continued)

DYNAMIC ALLOCATION
Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$729,593	$370,261	186
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	4,915,562	1,862,962	2
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(9,750,704)	6,482,584	34
Equity	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	7,802,094	(187,951)	2,634
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	7,535,251	(6,145,658)	530
Total		$11,231,796	$2,382,198	3,386

MANAGED FUTURES STRATEGY
Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(2,949,620)	$52,625	919
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(4,314,028)	1,302,630	331
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(3,552,580)	798,280	3,210
Interest rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	4,491,906	4,452,583	221
Total		$(6,324,322)	$6,606,118	4,681

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2016.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for

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4. INVESTMENTS IN DERIVATIVES (continued)

each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Funds’ net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2016:

COMMODITY STRATEGY
	Derivative Assets(1)	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)
Counterparty	Swaps			Net Amount(2)
Macquarie Bank Ltd.	$6,006,474	$6,006,474	$—	$6,006,474
Merrill Lynch International	5,412,681	5,412,681	—	5,412,681
Societe Generale SA	5,133,236	5,133,236	—	5,133,236
UBS AG	1,495,437	1,495,437	—	1,495,437
Total	$18,047,828	$18,047,828	$—	$18,047,828

(1)	Gross amounts available for offset but not netted in the Consolidated Statements of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement.

MANAGED FUTURES STRATEGY
	Derivative Assets(1)	Derivative Liabilities(1)	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)
Counterparty	Forwards	Forwards			Net Amount(2)
Morgan Stanley Co., Inc.	$2,138,067	$(656,315)	$1,481,752	$656,315	$2,138,067

(1)	Gross amounts available for offset but not netted in the Consolidated Statements of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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Notes to Financial Statements (continued)

December 31, 2016

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2016, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Absolute Return Tracker	1.15%	1.04%	0.99%	0.97%	0.95%	1.15%	0.58	%(1)(2)(3)
Commodity Strategy	0.50	0.50	0.45	0.43	0.42	0.50	0.45	(1)(2)
Dynamic Allocation	0.90	0.81	0.77	0.75	0.74	0.90	0.71	(1)(2)(3)
Managed Futures Strategy	1.00	0.90	0.86	0.84	0.82	1.00	0.87	(1)(2)

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(1)	GSAM agreed to waive a portion of its management fee payable by the Funds in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which they invest through at least April 29, 2017 (for Absolute Return Tracker, Commodity Strategy and Dynamic Allocation Funds) and June 24, 2017 (for Managed Futures Strategy Fund). Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
(2)	Reflects combined management fees paid to GSAM under the Agreement and the Funds’ Subsidiary Agreements (as defined below) after the waivers.
(3)	GSAM agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Funds’ most recent prospectuses. These waivers will be effective through at least April 29, 2017 (for Absolute Return Tracker, Commodity Strategy and Dynamic Allocation Funds) and June 24, 2017 (for Managed Futures Strategy Fund), and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.

GSAM also provides management services to the Subsidiaries pursuant to a Subsidiary Management Agreement (each a “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of each Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of each Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the fiscal year ended December 31, 2016, GSAM waived $78,720, $368,627, $50,580 and $64,219 of each Fund’s management fee for Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Managed Futures Strategy Funds, respectively. This waiver represents an inter-fund transaction and, accordingly, has been eliminated in consolidation.

The Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Managed Futures Strategy Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the fiscal year ended December 31, 2016, GSAM waived $1,171,786, $243,437, $445,619 and $219,045 of the Funds’ management fees, respectively.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

December 31, 2016, Goldman Sachs advised that it retained front end sales charges of $4,053, $15,124, $828 and $47,330 for the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Managed Futures Strategy Funds, respectively. For the fiscal year ended December 31, 2016, Goldman Sachs did not retain any CDSC charges on Class C Shares.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% (except for the Commodity Strategy Fund, which charges at an annual rate of 0.13%) of the average daily net assets of Class A, Class C, Class IR and Class R Shares; 0.02% of the average daily net assets of Class R6 Shares; and 0.04% of the average daily net assets of Institutional Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Managed Futures Strategy Funds are 0.014%, 0.074%, 0.004% and 0.204%, respectively. These Other Expense limitations will remain in place through at least April 29, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Subsidiaries also pay certain other expenses, including service and custody fees. GSAM has agreed to reduce or limit each Subsidiary’s expenses (excluding management fees) to 0.004% of the Subsidiary’s average daily net assets for the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation and Managed Futures Strategy Funds. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Absolute Return Tracker	$5,672,844	$566,390	$48,993	$6,288,227
Commodity Strategy	243,437	499,846	14,474	757,757
Dynamic Allocation	1,056,018	595,370	—	1,651,388
Managed Futures Strategy	219,045	84,107	8,783	311,935

F.  Line of Credit Facility — As of December 31, 2016, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2016, the Funds did not have any borrowings under the facility.

G.  Other Transactions with Affiliates — For the fiscal year ended December 31, 2016, Goldman Sachs earned $3,469 and $9,771 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Absolute Return Tracker and Dynamic Allocation Funds, respectively.

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Notes to Financial Statements (continued)

December 31, 2016

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2016:

Fund	Market Value 12/31/15	Purchases at Cost	Proceeds from Sales	Market Value 12/31/16	Dividend Interest Income
Absolute Return Tracker	$904,143,179	$480,255,063	$(625,216,595)	$759,181,647	$2,085,834
Commodity Strategy	137,213,970	1,493,844,852	(1,417,685,459)	213,373,363	415,379
Dynamic Allocation	329,041,062	339,471,736	(380,933,808)	287,578,990	792,206
Managed Futures Strategy	88,106,078	251,101,755	(211,067,465)	128,140,368	389,979

As of December 31, 2016, the following Goldman Sachs Fund of Funds Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio	Goldman Sachs Satellite Strategies Portfolio
Commodity Strategy	—%	—%	—%	10%
Dynamic Allocation	12	23	20	—
Managed Futures Strategy	12	22	19	—

As of December 31, 2016, The Goldman Sachs Group, Inc. was the beneficial owner of the following Funds:

Fund	Class R	Class R6
Absolute Return Tracker	—%	38%
Dynamic Allocation	100	100

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2016, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Absolute Return Tracker	$—	$270,760,939	$—	$240,976,451
Commodity Strategy	471,036,488	—	564,454,376	1,915,984
Dynamic Allocation	54,898,780	492,475,877	58,918,856	493,816,766
Managed Futures Strategy	—	27,760,000	—	36,094,312

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7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Absolute Return Tracker and Dynamic Allocation Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Consolidated Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Absolute Return Tracker and Dynamic Allocation Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. Prior to September 30, 2016, the cash collateral had been invested in the Goldman Sachs Financial Square Money Market Fund. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral is at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements collateralized by common stocks which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2016 are disclosed as “Payable upon return of securities loaned” on the Consolidated Statements of Assets and Liabilities.

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended December 31, 2016, are reported under Investment Income on the Consolidated Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year ended December 31, 2016		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2016
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Absolute Return Tracker	$18,935	$8,176	$1,594,050
Dynamic Allocation	3,596	2,113	—

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Notes to Financial Statements (continued)

December 31, 2016

7. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Money Market Fund for the fiscal year ended December 31, 2016:

Fund	Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Market Value 12/31/2016
Absolute Return Tracker	$—	$217,687,000	$(217,687,000)	$—
Dynamic Allocation	—	16,817,940	(16,817,940)	—

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended December 31, 2016:

Fund	Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Market Value 12/31/2016
Absolute Return Tracker	$—	$144,547,475	$(137,714,875)	$6,832,600
Dynamic Allocation	—	10,330,500	(10,330,500)	—

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2016 was as follows:

	Absolute Return Tracker	Commodity Strategy	Dynamic Allocation	Managed Futures Strategy
Distributions paid from:
Ordinary income	$6,251,667	$3,125,365	$—	$121,239
Net long-term capital gains	—	—	—	—
Total taxable distributions	$6,251,667	$3,125,365	$—	$121,239

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

	Absolute Return Tracker	Commodity Strategy	Dynamic Allocation	Managed Futures Strategy
Distributions paid from:
Ordinary income	$18,548,910	$3,110,555	$10,498,445	$4,542,562
Net Long-Term Capital Gains	2,682,453	—	9,978,011	—
Total	21,231,363	3,110,555	20,476,456	4,542,562

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8. TAX INFORMATION (continued)

As of December 31, 2016, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Absolute Return Tracker	Commodity Strategy	Dynamic Allocation	Managed Futures Strategy
Undistributed ordinary income — net	$9,308,732	$—	$3,340,272	$—
Undistributed long-term capital gains	3,030,216	—	—	—
Total undistributed earnings	$12,338,948	$—	$3,340,272	$—
Capital loss carryforwards:(1)
Expiring 2017	$—	$(67,560,179)	$—	$—
Perpetual Short-term	—	(6,277,565)	(4,795,025)	(2,268,892)
Perpetual Long-term	—	(11,806,815)	(1,379,604)	(265,987)
Total capital loss carryforwards	$—	$(85,644,559)	$(6,174,629)	$(2,534,879)
Timing differences (Post October Loss Deferral and Straddle Loss Deferral)	$(57,974)	$(294,712)	$(155,399)	$(1,462,748)
Unrealized gains (losses) — net	11,287,034	32,909,559	2,642,693	8,221,146
Total accumulated gains (losses) — net	$23,568,008	$(53,029,712)	$(347,063)	$4,223,519

(1)	Expiration occurs on December 31 of the year indicated. The Absolute Return Tracker and Dynamic Allocation Funds utilized $2,466,351 and $13,971,130, respectively, of capital losses in the current fiscal year. The Commodity Strategy Fund had capital loss carryforwards of $16,303,834 which expired in the current fiscal year.

As of December 31, 2016, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Absolute Return Tracker	Commodity Strategy	Dynamic Allocation	Managed Futures Strategy
Tax cost	$980,579,817	$370,662,399	$468,732,860	$128,140,368
Gross unrealized gain	18,889,576	957,240	13,272,049	—
Gross unrealized loss	(12,213,413)	(1,285,479)	(5,955,720)	—
Net unrealized security gain (loss)	$6,676,163	$(328,239)	$7,316,329	$—
Net unrealized loss on other investments	4,610,871	33,237,798	(4,673,636)	8,221,146
Net unrealized gain	$11,287,034	$32,909,559	$2,642,693	$8,221,146

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, options and foreign currency contracts, and differences related to the tax treatment of swap transactions, underlying fund investments and passive foreign investment companies.

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Notes to Financial Statements (continued)

December 31, 2016

8. TAX INFORMATION (continued)

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds, and result primarily from net operating losses and distribution breakage and differences in the tax treatment of inflation protected securities, foreign currency transactions, swap transactions, passive foreign investment companies, underlying fund investments, expired capital loss carryforwards and paydowns.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Absolute Return Tracker	$(3,097,741)	$426,698	$2,671,043
Commodity Strategy	(48,454,273)	20,541,516	27,912,757
Dynamic Allocation	(690,233)	3,907,239	(3,217,006)
Managed Futures Strategy	(3,604,417)	2,506,541	1,097,876

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market

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9. OTHER RISKS (continued)

countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Funds (except for the Absolute Return Tracker Fund) are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, each Fund (except for the Absolute Return Tracker Fund) may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets

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Notes to Financial Statements (continued)

December 31, 2016

9. OTHER RISKS (continued)

and presents various risks. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

Tax Risk — Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. The IRS has issued such PLRs to the Absolute Return Tracker, Commodity Strategy, and Dynamic Allocation Funds. Based on such rulings, these Funds may seek to gain exposure to the commodity markets through investments in commodity-linked notes and/or subsidiaries. The Managed Futures Strategy Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLRs, pending review of its position on this matter. The IRS also recently issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as commodity index-linked note) is a “security” under the Investment Company Act of 1940. The Managed Futures Strategy Fund has obtained an opinion of counsel that the Fund’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that a Fund’s income from such investments was not “qualifying income”, in which case the Fund would fail to qualify as regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If a Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Absolute Return Tracker Fund

	For the Fiscal Year Ended December 31, 2016		For the Fiscal Year Ended December 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,387,722	$12,232,250	1,847,575	$16,563,412
Reinvestment of distributions	15,656	141,378	60,594	526,947
Shares redeemed	(2,305,534)	(20,220,098)	(3,809,052)	(34,389,999)
	(902,156)	(7,846,470)	(1,900,883)	(17,299,640)
Class C Shares
Shares sold	141,066	1,170,541	447,480	3,743,293
Reinvestment of distributions	5,015	42,327	19,156	156,508
Shares redeemed	(789,864)	(6,452,472)	(1,588,503)	(13,595,931)
	(643,783)	(5,239,604)	(1,121,867)	(9,696,130)
Institutional Shares
Shares sold	41,759,946	378,858,665	75,029,251	690,031,697
Reinvestment of distributions	378,659	3,505,767	1,222,896	10,892,096
Shares redeemed	(62,395,126)	(557,400,892)	(154,271,524)	(1,430,199,546)
	(20,256,521)	(175,036,460)	(78,019,377)	(729,275,753)
Class IR Shares
Shares sold	1,086,318	9,723,420	147,709	1,342,665
Reinvestment of distributions	7,685	70,603	12,287	108,647
Shares redeemed	(416,734)	(3,741,490)	(271,629)	(2,492,261)
	677,269	6,052,533	(111,633)	(1,040,949)
Class R Shares
Shares sold	69,592	599,953	141,186	1,238,305
Reinvestment of distributions	922	8,142	3,312	28,217
Shares redeemed	(58,896)	(508,726)	(166,665)	(1,461,098)
	11,618	99,369	(22,167)	(194,576)
Class R6 Shares(a)
Shares sold	1,810	16,457	1,076	10,005
Reinvestment of distributions	19	177	20	175
Shares redeemed	—	—	(1)	(5)
	1,829	16,634	1,095	10,175
NET DECREASE	(21,111,744)	$(181,953,998)	(81,174,832)	$(757,496,873)

(a)	Commenced operations on July 31, 2015.

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Notes to Financial Statements (continued)

December 31, 2016

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Commodity Strategy Fund

	For the Fiscal Year Ended December 31, 2016		For the Fiscal Year Ended December 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,244,218	$24,147,890	15,777,633	$60,858,137
Reinvestment of distributions	23,593	276,258	16,703	91,097
Shares redeemed	(2,665,683)	(28,855,539)	(32,059,716)	(55,857,410)
	(397,872)	(4,431,391)	(16,265,380)	5,091,824
Class C Shares
Shares sold	93,085	945,136	660,998	2,545,945
Shares redeemed	(203,266)	(2,114,815)	(2,379,704)	(3,685,351)
	(110,181)	(1,169,679)	(1,718,706)	(1,139,406)
Institutional Shares
Shares sold	17,353,171	185,427,601	138,190,452	560,027,434
Reinvestment of distributions	148,735	1,759,147	336,102	2,121,062
Shares redeemed	(41,268,501)	(457,599,046)	(281,722,880)	(505,178,505)
	(23,766,595)	(270,412,298)	(143,196,326)	56,969,991
Class IR Shares
Shares sold	393,995	4,334,577	2,054,712	9,039,056
Reinvestment of distributions	4,363	51,647	5,006	33,309
Shares redeemed	(584,585)	(6,435,342)	(3,394,503)	(7,237,812)
	(186,227)	(2,049,118)	(1,334,785)	1,834,553
Class R Shares
Shares sold	267,403	2,813,744	433,008	1,676,370
Reinvestment of distributions	885	10,206	57	512
Shares redeemed	(73,990)	(791,961)	(644,435)	(529,740)
	194,298	2,031,989	(211,370)	1,147,142
Class R6 Shares(a)
Shares sold	57,018	628,258	507,090	1,623,683
Reinvestment of distributions	1,251	14,801	417	4,381
Shares redeemed	(22,776)	(248,314)	(381,465)	(44,946)
	35,493	394,745	126,042	1,583,118
NET INCREASE (DECREASE)	(24,231,084)	$(275,635,752)	(162,600,525)	$65,487,222

(a)	Commenced operations on July 31, 2015.

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Dynamic Allocation Fund

	For the Fiscal Year Ended December 31, 2016		For the Fiscal Year Ended December 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	122,360	$1,161,012	750,022	$7,855,574
Reinvestment of distributions	—	—	142,722	1,354,380
Shares redeemed	(1,938,420)	(18,497,868)	(3,769,594)	(38,882,367)
	(1,816,060)	(17,336,856)	(2,876,850)	(29,672,413)
Class C Shares
Shares sold	136,130	1,222,282	153,384	1,513,060
Reinvestment of distributions	—	—	90,071	820,546
Shares redeemed	(1,103,634)	(10,143,970)	(1,235,995)	(12,149,296)
	(967,504)	(8,921,688)	(992,540)	(9,815,690)
Institutional Shares
Shares sold	7,252,557	69,826,845	7,376,472	76,080,653
Reinvestment of distributions	—	—	1,837,452	17,672,094
Shares redeemed	(14,602,323)	(141,806,122)	(16,507,674)	(172,589,919)
	(7,349,766)	(71,979,277)	(7,293,750)	(78,837,172)
Class IR Shares
Shares sold	141,597	1,389,965	63,902	681,900
Reinvestment of distributions	—	—	35,362	338,923
Shares redeemed	(618,335)	(5,927,803)	(1,596,497)	(16,636,857)
	(476,738)	(4,537,838)	(1,497,233)	(15,616,034)
Class R Shares
Shares sold	—	—	1,890	20,341
Reinvestment of distributions	—	—	34	321
Shares redeemed	—	—	(1,890)	(20,133)
	—	—	34	529
Class R6 Shares(a)
Shares sold	—	—	956	10,006
Reinvestment of distributions	—	—	35	334
Shares redeemed	—	—	—	(5)
	—	—	991	10,335
NET DECREASE	(10,610,068)	$(102,775,659)	(12,659,348)	$(133,930,445)

(a)	Commenced operations on July 31, 2015.

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Notes to Financial Statements (continued)

December 31, 2016

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Managed Futures Strategy Fund

	For the Fiscal Year Ended December 31, 2016		For the Fiscal Year Ended December 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,857,786	$50,677,276	2,665,760	$28,258,440
Reinvestment of distributions	—	—	85,521	871,464
Shares redeemed	(4,917,638)	(50,203,291)	(680,290)	(7,190,542)
	(59,852)	473,985	2,070,991	21,939,362
Class C Shares
Shares sold	274,113	2,794,349	227,775	2,350,890
Reinvestment of distributions	—	—	10,227	101,551
Shares redeemed	(166,933)	(1,651,740)	(25,775)	(259,704)
	107,180	1,142,609	212,227	2,192,737
Institutional Shares
Shares sold	5,689,837	60,098,888	1,773,788	18,961,451
Reinvestment of distributions	11,216	116,199	320,554	3,314,526
Shares redeemed	(3,416,894)	(35,675,060)	(2,660,604)	(28,531,911)
	2,284,159	24,540,027	(566,262)	(6,255,934)
Class IR Shares
Shares sold	3,252,148	34,165,251	628,007	6,730,109
Reinvestment of distributions	—	—	23,839	244,828
Shares redeemed	(1,908,713)	(19,725,292)	(61,745)	(652,304)
	1,343,435	14,439,959	590,101	6,322,633
Class R Shares
Shares sold	17,175	175,248	10,014	105,572
Reinvestment of distributions	—	—	700	7,072
Shares redeemed	(5,729)	(57,047)	(58)	(614)
	11,446	118,201	10,656	112,030
NET INCREASE	3,686,368	$40,714,781	2,317,713	$24,310,828

86

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of the

Goldman Sachs Select Satellite Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Absolute Return Tracker Fund, the Goldman Sachs Commodity Strategy Fund, the Goldman Sachs Dynamic Allocation Fund, and the Goldman Sachs Managed Futures Strategy Fund (collectively the “Funds”), funds of the Goldman Sachs Trust, as of December 31, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (consolidated financial statements and financial highlights for the Goldman Sachs Absolute Return Tracker Fund, the Goldman Sachs Commodity Strategy Fund, the Goldman Sachs Dynamic Allocation Fund, and the Goldman Sachs Managed Futures Strategy Fund) (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 24, 2017

87

GOLDMAN SACHS SELECT SATELLITE FUNDS

Fund Expenses — Six Month Period Ended December 31, 2016 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Class IR, Class R or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Class IR, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016, which represents a period of 184 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Absolute Return Tracker Fund				Commodity Strategy Fund				Dynamic Allocation Fund				Managed Futures Strategy Fund
Share Class	Beginning Account Value 07/01/16	Ending Account Value 12/31/16		Expenses Paid for the 6 Months Ended 12/31/16*	Beginning Account Value 07/01/16	Ending Account Value 12/31/16		Expenses Paid for the 6 Months Ended 12/31/16*	Beginning Account Value 07/01/16	Ending Account Value 12/31/16		Expenses Paid for the 6 Months Ended 12/31/16*	Beginning Account Value 07/01/16	Ending Account Value 12/31/16		Expenses Paid for the 6 Months Ended 12/31/16*
Class A
Actual	$1,000	$1,033.90		$5.32	$1,000	$1,015.90		$4.46	$1,000	$1,050.40		$5.93	$1,000	$984.40		$7.98
Hypothetical 5% return	1,000	1,019.91	+	5.28	1,000	1,020.71	+	4.47	1,000	1,019.36	+	5.84	1,000	1,017.09	+	8.11
Class C
Actual	1,000	1,030.00		9.13	1,000	1,011.80		8.24	1,000	1,047.10		9.78	1,000	981.00		11.75
Hypothetical 5% return	1,000	1,016.14	+	9.07	1,000	1,016.94	+	8.26	1,000	1,015.58	+	9.63	1,000	1,013.27	+	11.94
Institutional
Actual	1,000	1,035.50		3.17	1,000	1,017.40		2.74	1,000	1,052.90		3.87	1,000	986.70		5.64
Hypothetical 5% return	1,000	1,022.02	+	3.15	1,000	1,022.42	+	2.75	1,000	1,021.37	+	3.81	1,000	1,019.46	+	5.74
Class IR
Actual	1,000	1,034.70		3.99	1,000	1,017.60		3.20	1,000	1,052.00		4.64	1,000	986.50		6.74
Hypothetical 5% return	1,000	1,021.22	+	3.96	1,000	1,021.97	+	3.20	1,000	1,020.61	+	4.57	1,000	1,018.35	+	6.85
Class R
Actual	1,000	1,032.30		6.59	1,000	1,014.30		5.72	1,000	1,048.80		7.21	1,000	983.30		9.22
Hypothetical 5% return	1,000	1,018.65	+	6.55	1,000	1,019.46	+	5.74	1,000	1,018.10	+	7.10	1,000	1,015.84	+	9.37
Class R6
Actual	1,000	1,035.80		3.28	1,000	1,017.50		2.64	1,000	1,052.90		4.03	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,021.92	+	3.25	1,000	1,022.52	+	2.64	1,000	1,021.22	+	3.96	N/A	N/A		N/A

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Class IR	Class R	Class R6
Absolute Return Tracker	1.04%	1.79%	0.62%	0.78%	1.29%	0.64%
Commodity Strategy	0.88	1.63	0.54	0.63	1.13	0.52
Dynamic Allocation	1.15	1.9	0.75	0.9	1.4	0.78
Managed Futures Strategy	1.6	2.36	1.13	1.35	1.85	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

88

GOLDMAN SACHS SELECT SATELLITE FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 74	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				142	None
Kathryn A. Cassidy Age: 62	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Diana M. Daniels Age: 67	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Herbert J. Markley Age: 66	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Jessica Palmer Age: 67	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

89

GOLDMAN SACHS SELECT SATELLITE FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 56	Trustee	Since 2013	Mr. Templin is retired. He recently served as Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Gregory G. Weaver Age: 65	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	Verizon Communications Inc.

90

GOLDMAN SACHS SELECT SATELLITE FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 54	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	140	None
Alan A. Shuch Age: 67	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2016. Alan A. Shuch served as Trustee until his retirement from the Board on December 31, 2016.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2016, Goldman Sachs Trust consisted of 92 portfolios (89 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 15 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

91

GOLDMAN SACHS SELECT SATELLITE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 39	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2016.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Select Satellite Funds — Tax Information (Unaudited)

For the fiscal year ended December 31, 2016, 18.03% of the dividends paid from net investment company taxable income by the Absolute Return Tracker Fund, qualified for the dividends received deduction available to corporations.

For the fiscal year ended December 31, 2016, 33.99% of the dividends paid from net investment company taxable income by the Absolute Return Tracker Fund, qualified for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the fiscal year ended December 31, 2016, the Absolute Return Tracker Fund designates $3,948,037 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

92

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.17 trillion in assets under supervision as of December 31, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3,4]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund[5]
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Fixed Income Macro Strategies Fund

Fundamental Equity

∎	Growth and Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Focused Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Growth Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Dynamic U.S. Equity Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund[6]
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Dynamic Allocation Fund
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund[7]
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[5]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[6]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[7]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund. Financial Square FundsSM and Investor FundSSM are registered service marks of Goldman, Sachs & Co.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www. sec.gov.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of December 31, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2017 Goldman Sachs. All rights reserved. 81769-TMPL-02/2017-476379 SELSATAR-17 / 40K

Goldman Sachs Funds

Annual Report	December 31, 2016

Tax-Advantaged Equity Funds
U.S. Equity Dividend and Premium
International Equity Dividend and Premium
U.S. Tax-Managed Equity
International Tax-Managed Equity

Goldman Sachs Tax-Advantaged Equity Funds

∎	U.S. EQUITY DIVIDEND AND PREMIUM

∎	INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

∎	U.S. TAX-MANAGED EQUITY

∎	INTERNATIONAL TAX-MANAGED EQUITY

Market Review	1

Investment Process — Equity Dividend and Premium Funds	5

Portfolio Management Discussions and Performance Summaries — Equity Dividend and Premium Funds	6

Investment Process — Global Tax-Managed Funds	18

Portfolio Management Discussions and Performance Summaries — Global Tax-Managed Funds	19

Schedules of Investments	34

Financial Statements	58

Financial Highlights	62

Notes to the Financial Statements	70

Report of the Independent Registered Public Accounting Firm	90

Other Information	91

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs U.S. Tax-Advantaged Equity Funds

Market Review

During the 12 months ended December 31, 2016 (the “Reporting Period”), the U.S. and international equity markets generated positive returns, with U.S. equities posting especially strong gains.

U.S. Equities

As the Reporting Period began in January 2016, U.S. equities were embroiled in a global rout, triggered by investor concerns about an intensifying economic slowdown in China and exacerbated by an oil price plunge. Following a December 2015 interest rate hike, the January 2016 Federal Reserve (“Fed”) statement acknowledged these external risks and tightening financial conditions. U.S. equities stabilized in February 2016, as market sentiment improved on the more dovish tone set by global central banks. (Dovish language tends to suggest lower interest rates; opposite of hawkish.) U.S. equities were also supported by stronger economic data, rallying as fourth quarter 2015 U.S. Gross Domestic Product (“GDP”) came in above consensus expectations. In March 2016, the Fed kept interest rates on hold and surprised on the dovish side, reducing its forecast to two interest rate hikes in 2016, down from four. Along with receding global economic concerns, this helped to drive a recovery in U.S. equities. Released in March 2016, February 2016 unemployment data came in ahead of market consensus, with unemployment steady at 4.9% in spite of higher participation rates and declining underemployment.

Following the rebound in March 2016, market sentiment appeared to remain sanguine in April 2016, as oil prices rose and China economic growth concerns abated. U.S. equities fell near the end of the month as investors were disappointed by a lack of additional stimulus from the Bank of Japan (“BoJ”) and by a weaker than consensus expected first quarter U.S. GDP growth rate of 0.5%. Weaker than expected May 2016 payroll data drove expectations for a Fed interest rate hike in June 2016 temporarily lower, but subsequent hawkish Fed meeting minutes revived market expectations. (Hawkish language tends to suggest higher interest rates; opposite of dovish.) The Fed ultimately held interest rates steady in June 2016 and signaled a slower pace of hikes, acknowledging the slowdown in the labor market. Markets were otherwise dominated in June 2016 by the U.K. referendum on membership in the European Union, popularly known as Brexit. U.S. equities sold off in the global risk-off, or heightened risk averse, sentiment in June 2016 following the surprise “leave” result. Markets rebounded in the latter days of the month owing to improving risk sentiment as markets digested the Brexit vote outcome and on dovish remarks from Bank of England (“BoE”) Governor Carney.

In July 2016, U.S. equities were buoyed by strong economic data and corporate earnings, despite increased uncertainty post-Brexit. In her Jackson Hole speech toward the end of August 2016, Fed Chair Janet Yellen acknowledged the case for an interest rate hike had strengthened in the then-recent months. Along with strong labor market data and other hawkish comments from the Fed, this significantly increased the market-implied probability of an interest rate hike by year-end 2016, causing U.S. equities to sell off. In early September 2016, equities fell as the European Central Bank (“ECB”) disappointed markets with its lack of commitment to extend quantitative easing. However, there was a subsequent rebound following the Fed’s decision in September 2016 to leave interest rates unchanged.

In October 2016, a combination of hawkish Fed commentary and mounting strong U.S. economic data led to increased market pricing for a December 2016 interest rate hike. U.S. GDP increased by 3.5% on an annualized basis for the third quarter of 2016, above consensus

1

MARKET REVIEW

expectations and the strongest growth rate in two years. Following the unexpected victory of Donald Trump in the November 2016 U.S. elections, U.S. equities quickly reversed a short-lived sell-off and surged on anticipation of a pro-growth effect of Mr. Trump’s fiscal stimulus plan. The Fed raised rates 0.25% in December 2016, for the first time in a year but as had largely been anticipated, and set a more hawkish hike path for 2017, causing equities to decline, albeit modestly, following the announcement.

U.S. equities, as represented by the Standard & Poor’s 500® Index (the “S&P 500® Index”), gained 11.93% during the Reporting Period. Energy, telecommunication services and financials were the best performing sectors in the S&P 500® Index by a wide margin. Industrials, materials, utilities and information technology also posted double-digit gains that outpaced the S&P 500® Index during the Reporting Period. The weakest performing sectors in the S&P 500® Index were real estate and health care, the only two to post negative absolute returns, followed by consumer staples and consumer discretionary, which were comparatively weak but generated positive returns during the Reporting Period. (Effective after the market close on August 31, 2016, real estate was reclassified as an eleventh sector within the Global Industry Classification Standard (“GICS”).)

Within the U.S. equity market, there was significant disparity in performance not only among sectors but also among the various capitalization and style segments. While all capitalization segments posted positive returns, small-cap stocks, as measured by the Russell 2000® Index, performed best, followed at some distance by mid-cap stocks, as measured by the Russell Midcap® Index, and then, large-cap stocks, as measured by the Russell 1000® Index. From a style perspective, value-oriented stocks significantly outpaced growth-oriented stocks across the capitalization spectrum. (All as measured by the Russell indices.)

International Equities

International equities suffered amid a global rout at the beginning of 2016, triggered by investor concerns of an intensifying economic slowdown in China and exacerbated by an oil price plunge. Sentiment improved following a dovish January ECB press conference on January 21, 2016, and the BoJ’s introduction of negative interest rates. In turn, international equities stabilized a bit in February 2016. However, the MSCI Europe, Australasia, Far East (“EAFE”) Index still fell 1.83%1 in February 2016. In March 2016, further central bank dovishness, along with receding global economic concerns and oil price stabilization, helped to finally drive a global equity market recovery. Notably, the ECB implemented heavy easing, cutting its deposit rate to -40 basis points, raising its monthly quantitative easing purchases, including those of corporate bonds, and unveiling a new series of four-year loans to banks. (A basis point is 1/100th of a percentage point.) The BoJ left its monetary policy unchanged in March 2016, but its rhetoric about negative interest rates heightened expectations for further easing to come.

Market sentiment appeared to remain sanguine in April 2016, as oil prices rose and China economic growth concerns abated with modestly improving economic data. Both the ECB and BoJ were on hold, or did not make any monetary policy changes, in April 2016. BoJ inaction came as a major disappointment against market expectations of further easing, causing international equities to sell off once again and the yen to appreciate. Relative currency appreciation was exacerbated by U.S. dollar weakness following a weaker than expected

[1]	All MSCI EAFE returns are net of fees and in U.S. dollar terms.

2

MARKET REVIEW

first quarter U.S. GDP release and an uneventful Fed meeting during which rates were left unchanged.

In May 2016, weaker than market expected payroll data drove expectations for a Fed rate hike in June 2016 temporarily lower, but subsequent hawkish Fed meeting minutes revived market expectations. Equities rallied toward the end of May 2016 on anticipation of better economic data, rising oil prices and optimism that the economy could withstand rate hikes. Japanese equities also benefited from stronger than expected first quarter 2016 GDP growth and a weaker yen.

Markets were dominated in June 2016 by anticipation around the Brexit vote. International equities declined in the global risk-off sentiment that dominated the days following the June 23, 2016 vote given the surprise “leave” result. Markets rebounded in the latter days of June 2016 owing to improving risk appetite, as markets digested the outcome of the Brexit vote and on dovish remarks from Bank of England Governor Carney. Still, the MSCI EAFE Index declined 3.36% in June 2016.

International equities rebounded strongly in July 2016, buoyed by expectations of easier monetary policy and a rebound in risk appetite, despite the increased uncertainty post Brexit. Investors’ sentiment was propped up as BoE Governor Carney hinted at monetary easing during the summer. In August 2016, the BoE delivered, cutting its policy rates by 25 basis points and introducing a large extension to its quantitative easing program. However, investor concerns about an impending U.S. interest rate hike intensified following a strong July 2016 U.S. jobs report and Fed Chair Yellen’s hawkish Jackson Hole speech in late August 2016. In September 2016, international equities declined on the ECB’s lack of commitment to extend easing beyond March 2017. Meanwhile, the Fed left interest rates unchanged, while the BoJ introduced a 0% target for its 10-year government bond yield to exercise “yield curve control.” (The BoJ’s “yield curve control” framework is designed to steepen Japan’s yield curve and alleviate the impact on financial institutions of low longer-term interest rates.) International equities rebounded following the Fed and BoJ decisions, which markets viewed as generally benign.

In October 2016, the ECB minutes stressed a commitment to ongoing monthly bond-buying of 80 billion euros at least through March 2017, helping to dispel concerns about potential tapering. The U.K.’s first official GDP growth figure since the Brexit vote was more robust than consensus-expected at 0.5%. Japanese equities enjoyed strong performance owing to weakness of the yen, as BoJ governor Kuroda stated there was room for further easing if necessary to achieve its 2% inflation target. Following the unexpected victory of Donald Trump in the U.S. elections in November 2016, international equity markets rallied on anticipation of a pro-growth impact of Mr. Trump’s fiscal stimulus plan. However, U.S. dollar appreciation against local currencies detracted from their U.S. dollar returns. The MSCI EAFE Index declined 1.98% in November 2016. The MSCI EAFE Index saw a 3.42% rally during an eventful December 2016, with the resignation of Prime Minister Renzi after Italian voters’ rejection of that nation’s constitutional reform referendum, the Fed’s first interest rate hike in a year and the ECB’s decision to slow its monthly pace of quantitative easing while extending the program to the end of 2017.

For the Reporting Period overall, international equities, as measured by the MSCI EAFE Index, posted a return of 1.00%. Energy and materials were the best performing sectors in the MSCI EAFE Index by a wide margin. Industrials, information technology and financials, also posted positive, albeit more modest returns. The weakest performing sectors in the MSCI

3

MARKET REVIEW

EAFE Index during the Reporting Period were health care and telecommunication services, followed by real estate, utilities, consumer staples and consumer discretionary, each of which posted negative absolute returns.

From a country perspective, New Zealand was the best performing equity market in the MSCI EAFE Index by a wide margin during the Reporting Period, followed by Norway, Australia, Austria and France. Israel was the weakest individual country constituent in the MSCI EAFE Index during the Reporting Period, followed at some distance by Denmark, Italy, Belgium and Ireland.

Looking Ahead

In the months ahead, we expect less expensive stocks to outpace more expensive stocks. We also believe that stocks with good momentum are likely to outperform those with poor momentum. Our plan is to seek profitable companies with positive fundamentals, sustainable earnings and a track record of using capital to enhance shareholder value. To that end, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide potentially strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

4

INVESTMENT PROCESS

What Differentiates the Goldman Sachs U.S. Equity Dividend and Premium and Goldman Sachs International Equity Dividend and Premium Funds’ Investment Process?

The Goldman Sachs U.S. Equity Dividend and Premium Fund seeks to maximize income and total return. The Goldman Sachs International Equity Dividend and Premium Fund seeks to maximize total return with an emphasis on income. Their portfolios consist primarily of large-cap, dividend-paying stocks.1 By investing in these securities, and through the use of option call writing, the Funds seek to generate an attractive after-tax cash flow.

A diversified portfolio:

∎	Create a diversified large-cap equity portfolio that participates in all industries and sectors.

∎	Emphasize higher dividend-paying stocks within each industry and sector.

Written call options:

∎	The Funds utilize index call writing to seek to enhance their cash flow.

∎	We use proprietary quantitative techniques, including optimization tools, a risk model and a transactions cost model, in identifying a portfolio of stocks that we believe may enhance expected dividend yield while limiting deviations when compared to the S&P 500® Index or MSCI EAFE Index, as applicable.

∎	A fully invested, style-consistent portfolio.

∎	The Funds seek attractive after-tax cash flow from qualified dividends, long-term capital gains and option call writing.

∎	The Funds seek to enhance after-tax returns by generating distributions primarily from qualified dividends and long-term capital gains.

[1]	Dividends are not guaranteed and a company’s future ability to pay dividends may be limited.
There is no guarantee that these objectives will be met.

5

PORTFOLIO RESULTS

U.S. Equity Dividend and Premium Fund

Investment Objective

The Fund seeks to maximize income and total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of 12.73%, 11.92%, 13.17% and 12.92%, respectively. These returns compare to the 11.93% average annual total return of the Fund’s primary benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500® Index”), during the same period. The Bloomberg Barclays U.S. Aggregate Bond Index, the secondary benchmark, returned 2.64%. Although the Fund does not invest in fixed income securities, maximizing income is part of the Fund’s investment objective, and therefore we believe that a comparison of the Fund’s performance to that of the Bloomberg Barclays U.S. Aggregate Bond Index is useful to investors.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The sale of call options on the S&P 500® Index contributed positively to the Fund’s total return during the Reporting Period. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.)

In addition, security selection bolstered performance, with the Fund especially benefiting from its bias towards stocks with higher dividend yields. Overall, holdings in the consumer discretionary, consumer staples and health care sectors added to returns. Conversely, positions in the financials, utilities and energy sectors detracted from relative performance.

Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value. When the Fund sells an index call option, it retains the premium it receives from the sale. However, if the purchaser exercises the option, the Fund is obligated to pay the purchaser the difference between the price of the index and the exercise price of the option. Although the Fund retains the premium it receives from the sale of the option, the premium may not exceed the difference in the value of the index as call options are exercised. This is what happened during the Reporting Period for certain of the Fund’s options positions. However, our call writing overall added to performance.

During the Reporting Period, we transitioned to a staggered call writing strategy wherein the Fund writes three-month expiry call options each month instead of writing three- month expiry call options each quarter. (A three-month expiry call option expires 90 days after it is written.) The overall risk, return and yield profile of the Fund should not be significantly impacted by the use of this staggered call writing strategy.

Call option writing also has the potential to reduce Fund volatility. Since its inception, the realized daily volatility of the Fund has been 18.23% compared to the realized volatility of the S&P 500® Index of 19.78%. During the Reporting Period, the realized daily volatility of the Fund was 11.79% compared to the realized volatility of the S&P 500® Index of 12.99%.[1]

[1]	The realized daily volatility of the Fund quoted herein is for Institutional Shares, net of fees. Based on GSAM calculations.

6

PORTFOLIO RESULTS

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the S&P 500® Index, we favor stocks with higher dividend yields. The dividend yield of the Fund’s Institutional Share class during the Reporting Period was 2.61% compared to 2.10% for the S&P 500® Index. (Dividend yield is a ratio that shows how much a company pays out in dividends in a year divided by its share price.) The Fund’s dividend yield served to enhance its quarterly net income distributions. As of December 31, 2016, the Standardized 30-Day Subsidized Yield was 1.98% and the Standardized 30-Day Unsubsidized Yield was 1.91%.[2]

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	Relative to the S&P 500® Index, the Fund benefited from overweight positions in managed health care company UnitedHealth Group; automobile and property insurer Mercury General; and bank holding company PacWest Bancorp. It was overweight all three stocks primarily because of their attractive dividend yields and/or risk metrics.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	The Fund was hurt by overweight positions relative to the S&P 500® Index in Waddell & Reed Financial, an asset management and financial planning firm, and L Brands, a fashion retailer. An underweight in technology company Nvidia also detracted from returns. The Fund was overweight Waddell & Reed Financial and L Brands primarily due to their attractive dividend yields and/or risk metrics. It was underweight Nvidia largely because of its unattractive yield and/or risk metrics.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures had a positive impact on Fund performance during the Reporting Period. Consistent with our investment approach, we also wrote equity index options on a portion of the portfolio’s market value in an effort to generate premiums. Equity index options had a positive impact on performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We made no changes to our quantitative model during the Reporting Period.

[2]	The Standardized 30-Day Subsidized Yield and Standardized 30-Day Unsubsidized Yield of the Fund quoted herein is for Institutional Shares, net of fees. Based on GSAM calculations.

7

FUND BASICS

U.S. Equity Dividend and Premium Fund

as of December 31, 2016

PERFORMANCE REVIEW
January 1, 2016– December 31, 2016	Fund Total Return (based on NAV)[1]	S&P 500® Index[2]	Bloomberg Barclays U.S. Aggregate Bond Index[3]
Class A	12.73%	11.93%	2.64%
Class C	11.92	11.93	2.64
Institutional	13.17	11.93	2.64
Class IR	12.92	11.93	2.64

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500® Index is an unmanaged composite index of 500 common stock prices. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 12/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	6.53%	10.54%	5.56%	6.35%	8/31/05
Class C	10.84	10.98	5.36	6.07	8/31/05
Institutional	13.17	12.24	6.58	7.29	8/31/05
Class IR	12.92	12.08	N/A	13.12	8/31/10

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.17%	1.20%
Class C	1.92	1.95
Institutional	0.77	0.80
Class IR	0.92	0.95

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 29, 2017, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/16[6]
Class A Shares	One Year	Five Years	Ten Years
Returns before taxes*	6.53%	10.54%	5.56%
Returns after taxes on distributions**	5.22	9.06	4.55
Returns after taxes on distributions*** and sale of Fund shares	4.72	8.21	4.37

[6]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

9

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/16[7]
Holding	% of Net Assets	Line of Business
Apple, Inc.	3.3%	Technology Hardware & Equipment
Microsoft Corp.	2.6	Software & Services
AT&T, Inc.	2.1	Telecommunication Services
Wells Fargo & Co.	1.8	Banks
JPMorgan Chase & Co.	1.8	Banks
Exxon Mobil Corp.	1.7	Energy
General Electric Co.	1.7	Capital Goods
Amazon.com, Inc.	1.6	Retailing
Pfizer, Inc.	1.6	Pharmaceuticals, Biotechnology & Life Sciences
Johnson & Johnson	1.5	Pharmaceuticals, Biotechnology & Life Sciences

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[8]
As of December 31, 2016

[8]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.3% of the Fund’s net assets at December 31, 2016. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

10

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Performance Summary

December 31, 2016

The following graph shows the value as of December 31, 2016, of a $1,000,000 investment made on January 1, 2007 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s primary and secondary benchmarks, the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index, respectively, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

U.S. Equity Dividend and Premium Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 1, 2007 through December 31, 2016.

Average Annual Total Return through December 31, 2016	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 31, 2005)
Excluding sales charges	12.73%	11.80%	6.16%	6.87%
Including sales charges	6.53%	10.54%	5.56%	6.35%

Class C (Commenced August 31, 2005)
Excluding contingent deferred sales charges	11.92%	10.98%	5.36%	6.07%
Including contingent deferred sales charges	10.84%	10.98%	5.36%	6.07%

Institutional (Commenced August 31, 2005)	13.17%	12.24%	6.58%	7.29%

Class IR (Commenced August 31, 2010)	12.92%	12.08%	N/A	13.12%

11

PORTFOLIO RESULTS

International Equity Dividend and Premium Fund

Investment Objective

The Fund seeks to maximize total return with an emphasis on income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of 0.66, -0.21%, 0.92% and 0.96%, respectively. These returns compare to the 1.00% average annual total return of the Fund’s primary benchmark, the MSCI EAFE Index (net, USD, unhedged). The Bloomberg Barclays Global Aggregate Bond Index, the secondary benchmark, returned 2.08%. Although the Fund does not invest in fixed income securities, maximizing income is part of the Fund’s investment objective, and therefore we believe that a comparison of the Fund’s performance to that of the Bloomberg Barclays Global Aggregate Bond Index is useful to investors.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The sale of index call options added to the Fund’s total return during the Reporting Period. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.)

Conversely, security selection detracted from returns, although the Fund benefited from its bias towards stocks with higher dividend yields. Overall, the Fund was hurt by stock selection in the materials, consumer discretionary and utilities sectors. On the positive side, the Fund’s holdings in the financials, consumer staples and health care sectors added to results.

Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value. When the Fund sells an index call option, it retains the premium it receives from the sale. However, if the purchaser exercises the option, the Fund is obligated to pay the purchaser the difference between the price of the index and the exercise price of the option. While the Fund retains the premium it receives from the sale of the option, the premium may not exceed the difference in the value of the index as call options are exercised. This is what happened during the Reporting Period for certain of the Fund’s options positions. However, our call writing overall added to performance.

Call option writing also has the potential to reduce Fund volatility. However, since its inception, the realized daily volatility of the Fund has been 21.96% compared to the realized volatility of the MSCI EAFE Index of 20.23%. During the Reporting Period, realized daily volatility of the Fund was 16.27% compared to the realized volatility of the MSCI EAFE Index of 16.60%.[1]

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the MSCI EAFE Index, we favor stocks with higher dividend yields. The dividend yield of the Fund’s Institutional Shares during the Reporting Period was 4.09% compared to 3.18% for the MSCI EAFE Index. (Dividend yield is a ratio that shows how much a company pays out in dividends in a year divided by its share price.) The Fund’s dividend yield served to enhance its quarterly net income distributions. As of December 31, 2016, the Standardized 30-Day Subsidized Yield was 3.12% and the Standardized 30-Day Unsubsidized Yield was 3.11%.[2]

[1]	The realized daily volatility of the Fund quoted herein is for Institutional Shares, net of fees. Based on GSAM calculations.

[2]	The Standardized 30-Day Subsidized Yield and Standardized 30-Day Unsubsidized Yield of the Fund quoted herein is for Institutional Shares, net of fees. Based on GSAM calculations.

12

PORTFOLIO RESULTS

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	During the Reporting Period, the Fund was hurt by an overweight in Daimler, a German automaker. Additionally, its underweight positions in ARM Holdings, a U.K.-based semiconductor and software design company, and Adidas, a Germany-based shoe and clothing manufacturer, detracted from performance. The Fund was overweight Daimler largely because of its attractive dividend yield and/or risk metrics. It was underweight ARM Holdings and Adidas primarily because of their unattractive dividend yields and/or risk metrics.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	The Fund benefited from overweight positions in French electronics and semiconductor maker STMicroelectronics and in financials companies National Australia Bank and Insurance Australia Group. The Fund held these stocks mainly because of their attractive dividend yields and/or risk metrics.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures had a positive impact on Fund performance during the Reporting Period. Consistent with our investment approach, we also wrote equity index options on a portion of the portfolio’s market value in an effort to generate premiums. Equity index options had a positive impact on performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We made no changes to our quantitative model during the Reporting Period.

13

FUND BASICS

International Equity Dividend and Premium Fund

as of December 31, 2016

PERFORMANCE REVIEW
January 1, 2016–December 31, 2016	Fund Total Return (based on NAV)[1]	MSCI EAFE Index (net, USD, unhedged)[2]	Bloomberg Barclays Global Aggregate Bond Index[3]
Class A	0.66%	1.00%	2.08%
Class C	-0.21	1.00	2.08
Institutional	0.92	1.00	2.08
Class IR	0.96	1.00	2.08

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI EAFE Index (net, USD, unhedged) is an unmanaged market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

[3]	The Bloomberg Barclays Global Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 12/31/16	One Year	Five Years	Since Inception	Inception Date
Class A	-4.84%	2.58%	-1.39%	1/31/08
Class C	-1.21	2.92	-1.66	1/31/08
Institutional	0.92	4.12	-0.52	1/31/08
Class IR	0.96	3.94	3.44	8/31/10

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

14

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.37%	1.37%
Class C	2.12	2.12
Institutional	0.97	0.97
Class IR	1.12	1.12

[5]	The expense ratios of the Fund do not have a fee waiver and expense limitation. The Net and Gross expense ratios will be the same.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/16[6]
Class A Shares	One Year	Five Years	Since Inception (1/31/08)
Returns before taxes*	-4.84%	2.58%	-1.39%
Returns after taxes on distributions**	-5.21	1.84	-1.94
Returns after taxes on distributions*** and sale of Fund shares	-2.04	2.28	-0.69

[6]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

15

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/16[7]
Company	% of Net Assets	Line of Business
HSBC Holdings plc	2.6%	Banks
GlaxoSmithKline plc ADR	2.0	Pharmaceuticals, Biotechnology & Life Sciences
Daimler AG (Registered)	1.6	Automobiles & Components
Novartis AG (Registered)	1.6	Pharmaceuticals, Biotechnology & Life Sciences
National Australia Bank Ltd.	1.5	Banks
Nestle SA (Registered)	1.5	Food, Beverage & Tobacco
Roche Holding AG	1.4	Pharmaceuticals, Biotechnology & Life Sciences
Toyota Motor Corp.	1.3	Automobiles & Components
Telefonica SA	1.3	Telecommunication Services
Unilever NV CVA	1.3	Household & Personal Products

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[8]
As of December 31, 2016

[8]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.3% of the Fund’s net assets at December 31, 2016. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

16

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Performance Summary

December 31, 2016

The following graph shows the value as of December 31, 2016, of a $1,000,000 investment made on January 31, 2008 (commencement of operations) in Institutional Shares. For comparative purposes, the performance of the Fund’s primary and secondary benchmarks, the MSCI EAFE Index (Net, USD, Unhedged) and the Bloomberg Barclays Global Aggregate Bond Index (Gross, USD, Unhedged), respectively, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Equity Dividend and Premium Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 31, 2008 through December 31, 2016.

Average Annual Total Return through December 31, 2016	One Year	Five Years	Since Inception
Class A (Commenced January 31, 2008)
Excluding sales charges	0.66%	3.73%	-0.77%
Including sales charges	-4.84%	2.58%	-1.39%

Class C (Commenced January 31, 2008)
Excluding contingent deferred sales charges	-0.21%	2.92%	-1.66%
Including contingent deferred sales charges	-1.21%	2.92%	-1.66%

Institutional (Commenced January 31, 2008)	0.92%	4.12%	-0.52%

Class IR (Commenced August 31, 2010)	0.96%	3.94%	3.44%

17

INVESTMENT PROCESS

What Differentiates the Goldman Sachs Global Tax-Management Investment Process?

In managing money for many of the world’s wealthiest taxable investors, Goldman Sachs often constructs a diversified investment portfolio around a tax-managed core. With the Goldman Sachs U.S. Tax-Managed Equity

Fund and Goldman Sachs International Tax-Managed Equity Fund, investors can access Goldman Sachs’ tax-smart investment expertise while capitalizing on this same strategic approach to portfolio construction.

Goldman Sachs Global Tax-Management Investment Process

The Goldman Sachs Global Tax-Management investment process is a disciplined quantitative approach that has been consistently applied since 1989. With the Goldman Sachs U.S. Tax-Managed Equity Fund and the Goldman Sachs International Tax-Managed Equity Fund, the investment process is enhanced with an additional layer that seeks to maximize after-tax returns.

∎	Comprehensive
∎	Rigorous
∎	Objective
∎	Extensive
∎	Fundamental
∎	Insightful

Advantage: Daily analysis of approximately 3,000 U.S. and international equity securities using a proprietary model.

∎	Benchmark driven
∎	Sector and size neutral
∎	Tax optimized

Tax optimization is an additional layer that is built into the existing investment process — a distinct advantage. While other managers may simply seek to minimize taxable distributions through a low turnover strategy, this extension of the investment process seeks to maximize after-tax returns — the true objective of every taxable investor.

Advantage: Value added through stock selection — not market timing, industry rotation or style bias.

∎	A fully invested, style-consistent portfolio
∎	Broad access to the total U.S. and international equity markets
∎	A consistent goal of seeking to maximize after-tax risk-adjusted returns

18

PORTFOLIO RESULTS

U.S. Tax-Managed Equity Fund

Investment Objective

The Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of U.S. equity securities.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Tax-Managed Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of 9.09%, 8.35%, 9.61%, 9.07% and 9.40%, respectively. These returns compare to the 12.70% average annual total return of the Fund’s benchmark, the Russell 3000® Index (the “Index”), over the same time period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, four of our quantitative model’s six investment themes contributed positively to relative returns. However, the Fund underperformed the Index, due in part to the underperformance of our Momentum and Management investment themes. Certain individual stock positions also hurt relative results.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and its six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, our Momentum and Management themes detracted from the Fund’s relative performance. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Management theme assesses the characteristics, policies and strategic decisions of company management.

On the positive side, Sentiment, Valuation, Quality and Profitability added to the Fund’s relative returns. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Quality theme seeks to assess both firm and management quality. The Profitability theme assesses whether a company is earning more than its cost of capital.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the

19

PORTFOLIO RESULTS

entire U.S. equity market, ranging from large- to small-cap stocks. During the Reporting Period, individual stock positions in the energy, health care and consumer discretionary sectors hurt relative results. Investments in the financials, industrials and consumer staples sectors contributed positively.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	During the Reporting Period, overweight positions in McKesson and Marathon Petroleum detracted from relative performance. We adopted the overweight in pharmaceutical distributor McKesson due to our positive views on Sentiment and Quality, while the overweight in petroleum refiner Marathon Petroleum was because of our positive views on Sentiment and Momentum. An underweight in Bank of America, the result of our negative views on Sentiment and Profitability, also dampened relative returns.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	The Fund benefited from overweight positions in Williams Companies, an energy firm; Citizens Financial Group, a bank; and Reinsurance Group of America, a life and health reinsurance company. We chose to overweight Williams Companies because of our positive views on Sentiment and Momentum. The Fund was overweight Citizens Financial Group based on our positive views on Sentiment and Valuation. The overweight in Reinsurance Group of America was due to our positive views on Valuation and Sentiment.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on Fund performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	During the Reporting Period, we made a number of enhancements to our quantitative model. Within developed markets investment regions, we introduced a factor into our Profitability theme for stocks that evaluates the geographic exposure of companies by tracking the physical locations of their branches, outlets and subsidiaries. In our view, a company with a footprint in growing parts of the world is better positioned relative to a company with a footprint in parts of the world that are contracting. We are able to estimate this factor for more than 5,500 companies globally that have more than one million subsidiaries spread across more than 47,000 cities in more than 200 countries. This enhancement extends our analysis of a company’s global footprint, which has focused historically on the revenue mix across markets. Also within our Profitability theme, we introduced a signal that looks at credit card spending patterns as real-time indicators of corporate profitability. Rather than waiting for quarterly earnings announcements, we evaluate more than 74 billion credit card transactions, which we use to link real-time consumer spending patterns to underlying companies.

In addition, we enhanced our Momentum theme by introducing a signal that evaluates linkages embedded within companies’ web pages. Embedded linkages are effective indicators of the similarity of the underlying businesses of companies across a variety of industries, such as retail, media, hospitality, software, banks and airlines. Furthermore, within our Momentum theme, we now analyze corporate press releases pulled directly from news wires to quickly identify new themes to which a company may be exposed. Leveraging natural language processing technology, search for key words or phrases within the text of each press release that may alert us to new trends affecting certain groups of companies. We then track performance of those companies to gauge, and capitalize on, momentum in these various thematic trends. Another way we seek to quantify the relationship between seemingly disparate companies is by exploring how frequently any two companies are mentioned together in the same news article.

Additionally, we made an enhancement to our Sentiment theme by introducing a signal that focuses on measuring the amount of praise offered by analysts during company earnings calls. We analyze thousands of earnings call transcripts using natural language processing. By focusing on a key set of congratulatory words, we can measure the number of analysts issuing praise and gain a comprehensive view of investor sentiment about a company’s most recent quarterly earnings.

20

PORTFOLIO RESULTS

Also during the Reporting Period, we undertook research of various environmental, social and governance (“ESG”) metrics and their ability to forecast returns. We subsequently enhanced our Quality theme by introducing an environmental impact factor. The factor measures the amount of environmental resources consumed to produce a unit of output for more than 2,000 companies, which we expect to help us in our efforts to strategically tilt portfolios toward companies with favorable environmental profiles. Furthermore, within our Momentum theme, we introduced an ESG topic signal. We use natural language processing techniques to read through more than 24,000 articles, collected since 1999, on corporate social responsibility activities to identify economic linkages among more than 1,000 companies. The signal aims to identify companies linked to each other by common corporate social responsibility themes, and we expect it to help us to adjust portfolio positions dynamically.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. That said, at the end of the Reporting Period, the Fund was overweight relative to the Index in the industrials and financials sectors. It was underweight compared to the Index in the energy sector. The Fund was relatively neutral in the information technology, materials, health care, consumer discretionary, telecommunication services, utilities, consumer staples and real estate sectors at the end of the Reporting Period.

21

FUND BASICS

U.S. Tax-Managed Equity Fund

as of December 31, 2016

PERFORMANCE REVIEW
January 1, 2016–December 31, 2016	Fund Total Return (based on NAV)[1]	Russell 3000® Index[2]
Class A	9.09%	12.70%
Class C	8.35	12.70
Institutional	9.61	12.70
Service	9.07	12.70
Class IR	9.40	12.70

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/16	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	3.08%	13.24%	5.18%	4.13%	4/3/00
Class C	7.35	13.68	4.99	3.69	4/3/00
Institutional	9.61	15.00	6.21	4.90	4/3/00
Service	9.07	14.42	5.67	4.38	4/3/00
Class IR	9.40	14.81	N/A	15.70	8/31/10

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

22

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.17%	1.17%
Class C	1.92	1.92
Institutional	0.77	0.77
Service	1.27	1.27
Class IR	0.92	0.92

[4]	The expense ratios of the Fund do not have a fee waiver and expense limitation. The Net and Gross expense ratios will be the same.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/16[5]
Class A Shares	One Year	Five Years	Ten Years
Returns before taxes*	3.08%	13.24%	5.18%
Returns after taxes on distributions**	2.95	13.02	5.01
Returns after taxes on distributions*** and sale of Fund shares	1.86	10.6	4.13

[5]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

23

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/16[6]
Holding	% of Net Assets	Line of Business
Microsoft Corp.	2.3%	Software & Services
Apple, Inc.	1.7	Technology Hardware & Equipment
Altria Group, Inc.	1.7	Food, Beverage & Tobacco
AT&T, Inc.	1.6	Telecommunication Services
Citizens Financial Group, Inc.	1.5	Banks
JPMorgan Chase & Co.	1.3	Banks
United Continental Holdings, Inc.	1.3	Transportation
Illinois Tool Works, Inc.	1.2	Capital Goods
Steel Dynamics, Inc.	1.2	Materials
JetBlue Airways Corp.	1.2	Transportation

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of December 31, 2016

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.4% of the Fund’s net assets at December 31, 2016. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

24

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Performance Summary

December 31, 2016

The following graph shows the value as of December 31, 2016, of a $1,000,000 investment made on January 1, 2007 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 3000® Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

U.S. Tax-Managed Equity Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 1, 2007 through December 31, 2016.

Average Annual Total Return through December 31, 2016	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced April 3, 2000)
Excluding sales charges	9.09%	14.53%	5.78%	4.48%
Including sales charges	3.08%	13.24%	5.18%	4.13%

Class C (Commenced April 3, 2000)
Excluding contingent deferred sales charges	8.35%	13.68%	4.99%	3.69%
Including contingent deferred sales charges	7.35%	13.68%	4.99%	3.69%

Institutional (Commenced April 3, 2000)	9.61%	15.00%	6.21%	4.90%

Service (Commenced April 3, 2000)	9.07%	14.42%	5.67%	4.38%

Class IR (Commenced August 31, 2010)	9.40%	14.81%	N/A	15.70%

25

PORTFOLIO RESULTS

International Tax-Managed Equity Fund

Investment Objective

The Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of international equity securities.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Tax-Managed Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of 0.93%, 0.11%, 1.26% and 1.21%, respectively. These returns compare to the 1.00% average annual total return of the Fund’s benchmark, the MSCI EAFE Index (net, USD, unhedged) (the “Index”), during the same time period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, four of our quantitative model’s six investment themes contributed positively to relative performance. However, stock picks in certain sectors detracted from results.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and its six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our quantitative model’s six investment themes bolstered the Fund’s results. Momentum, Valuation, Sentiment and Quality contributed positively. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Quality theme seeks to assess both firm and management quality.

Our Management and Profitability themes detracted from relative returns. The Management theme assesses the characteristics, policies and strategic decisions of company management. The Profitability theme assesses whether a company is earning more than its cost of capital.

Q	How did the Fund sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire EAFE equity market. During the Reporting Period, investments in the health care, information technology and telecommunication services sectors contributed positively. However, as mentioned previously, stock picks in certain

26

PORTFOLIO RESULTS

sectors detracted from performance. Individual stock positions in the consumer discretionary, industrials and materials sectors hampered results.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	The Fund benefited from overweight positions in Subsea 7, a U.K.-headquartered subsea engineering, construction and services company serving the offshore energy industry, and in Actelion, a Swiss pharmaceutical and biotechnology company. We adopted the overweight in Subsea 7 because of our positive views on Valuation and Momentum. The overweight in Actelion was due to our positive views on Sentiment and Valuation. In addition, the Fund’s underweight in Novo Nordisk, a Denmark-based pharmaceutical company, added to relative returns. Our negative views on Management led us to underweight the stock.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	The Fund was hurt during the Reporting Period by the Fund’s underweight positions in the A shares and B shares of Royal Dutch Shell, a U.K.-Dutch multinational oil and gas company. We assumed the underweight in Royal Dutch Shell’s A shares due to our negative views on Sentiment and Management. The underweight in Royal Dutch Shell’s B shares was the result of our negative views on Management and Momentum. An underweight position in Glencore, a U.K.-Swiss commodity trading and mining company, also dampened the Fund’s results. We adopted the underweight in Glencore because of our negative views on Momentum and Sentiment.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on Fund performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	During the Reporting Period, we made a number of enhancements to our quantitative model. Within developed markets investment regions, we introduced a factor into our Profitability theme for stocks that evaluates the geographic exposure of companies by tracking the physical locations of their branches, outlets and subsidiaries. In our view, a company with a footprint in growing parts of the world is better positioned relative to a company with a footprint in parts of the world that are contracting. We are able to estimate this factor for more than 5,500 companies globally that have more than one million subsidiaries spread across more than 47,000 cities in more than 200 countries. This enhancement extends our analysis of a company’s global footprint, which has focused historically on the revenue mix across markets.

We also made an enhancement to our Sentiment theme by introducing a signal that focuses on measuring the amount of praise offered by analysts during company earnings calls. We analyze thousands of earnings call transcripts using natural language processing. By focusing on a key set of congratulatory words, we can measure the number of analysts issuing praise and gain a comprehensive view of investor sentiment about a company’s most recent quarterly earnings.

Within the Japan investment region, we enhanced our Sentiment theme by introducing a signal to measure sentiment about a company as revealed through event analysis contained in news articles. We use natural language processing techniques to read through hundreds of articles daily. We have a repository of more than 1.2 million news articles collated over a five-year period and analyze approximately 2,000 stocks in Japan using feeds of Japanese- language news articles.

In addition, during the Reporting Period, we undertook research of various environmental, social and governance

27

PORTFOLIO RESULTS

metrics and their ability to forecast returns. We subsequently enhanced our Quality theme within the European investment region by introducing an environmental impact factor. The factor measures the amount of environmental resources consumed to produce a unit of output for more than 2,000 companies, which we expect to help us in our efforts to strategically tilt portfolios toward companies with favorable environmental profiles.

Within our Momentum theme, we seek to quantify the relationship between seemingly disparate companies by exploring how frequently any two companies are mentioned together in the same news article. We recently extended coverage of this trend signal to include Japanese language news articles covering companies in Japan. We have created a repository of 1.4 billion news articles during the last five years with which we analyze approximately 2,000 stocks in Japan, including news articles written in Japanese.

In addition, we seek to identify strong management teams among Japanese companies through employee feedback data. We use natural language processing to analyze Japanese language employee comments on more than 2,000 stocks in Japan. We link employee opinions to 50 topics, which aim to identify companies that we believe have superior corporate culture.

Finally, we undertook research of various environmental, social and governance metrics and their ability to forecast returns. We subsequently enhanced our Quality theme within the European investment region by introducing an environmental impact factor. The factor measures the amount of environmental resources consumed to produce a unit of output for more than 2,000 companies, which we expect to help us in our efforts to strategically tilt portfolios toward companies with favorable environmental profiles.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on country weightings. Consequently, the Fund is similar to the Index in terms of its sector and country allocations. That said, at the end of the Reporting Period, the Fund was overweight the financials, materials, energy and industrials sectors relative to the Index. It was underweight the telecommunication services, utilities and consumer staples sectors. The Fund was relatively neutrally weighted in the consumer discretionary, real estate, information technology and health care sectors at end of the Reporting Period.

At the end of the Reporting Period, the Fund was overweight relative to the Index in Norway, Hong Kong and France. Compared to the Index, it was underweight the U.K., Spain and Sweden. The Fund was rather neutrally weighted relative to the Index in Japan, Italy, Switzerland, the Netherlands, Denmark, Portugal, Australia, Finland, Belgium, New Zealand, Austria, Ireland, Israel, Germany and Singapore at the end of the Reporting Period.

28

FUND BASICS

International Tax-Managed Equity Fund

as of December 31, 2016

PERFORMANCE REVIEW
January 1, 2016–December 31, 2016	Fund Total Return (based on NAV)[1]	MSCI EAFE Index (net, USD, unhedged)[2]
Class A	0.93%	1.00%
Class C	0.11	1.00
Institutional	1.26	1.00
Class IR	1.21	1.00

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged MSCI EAFE Index (net, USD, unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/16	One Year	Five Years	Since Inception	Inception Date
Class A	-4.55%	5.96%	-0.29%	1/31/08
Class C	-0.89	6.35	-0.40	1/31/08
Institutional	1.26	7.59	0.74	1/31/08
Class IR	1.21	7.44	6.27	8/31/10

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

29

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.38%	1.39%
Class C	2.13	2.13
Institutional	0.98	0.99
Class IR	1.13	1.13

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s fee waivers and/or expense limitations will remain in place through at least April 29, 2017, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/16[5]
Class A Shares	One Year	Five Years	Since Inception (1/31/08)
Returns before taxes*	-4.55%	5.96%	-0.29%
Returns after taxes on distributions**	-11.47	0.99	-0.98
Returns after taxes on distributions*** and sale of Fund shares	-6.12	1.12	-0.43

[5]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

30

FUND BASICS

TOP TEN HOLDINGS AS OF 12/31/16[6]
Holding	% of Total Net Assets	Line of Business
BP plc ADR	1.5%	Energy
Roche Holding AG	1.5	Pharmaceuticals, Biotechnology & Life Sciences
HSBC Holdings plc	1.4	Banks
Bayer AG (Registered)	1.3	Pharmaceuticals, Biotechnology & Life Sciences
BNP Paribas SA	1.2	Banks
Mitsubishi UFJ Financial Group, Inc.	1.2	Banks
British American Tobacco plc	1.2	Food, Beverage & Tobacco
AIA Group Ltd.	1.1	Insurance
Societe Generale SA	1.1	Banks
ING Groep NV	1.0	Banks

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of June 30, 2016

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.1% of the Fund’s net assets at December 31, 2016.The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

31

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Performance Summary

December 31, 2016

The following graph shows the value as of December 31, 2016, of a $1,000,000 investment made on January 31, 2008 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark the MSCI EAFE Index (Net, USD, Unhedged) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decision regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Tax-Managed Equity Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 31, 2008 through December 31, 2016.

Average Annual Total Return through December 31, 2016	One Year	Five Years	Since Inception
Class A (Commenced January 31, 2008)
Excluding sales charges	0.93%	7.18%	0.35%
Including sales charges	-4.55%	5.96%	-0.29%

Class C (Commenced January 31, 2008)
Excluding contingent deferred sales charges	0.11%	6.35%	-0.40%
Including contingent deferred sales charges	-0.89%	6.35%	-0.40%

Institutional (Commenced January 31, 2008)	1.26%	7.59%	0.74%

Class IR (Commenced August 31, 2010)	1.21%	7.44%	6.27%

32

FUND BASICS

Index Definitions

MSCI EAFE (net, USD, unhedged) is an equity index that captures large and mid-cap representation across developed markets countries around the world, excluding the U.S. and Canada. With 925 constituents as of December 31, 2016, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

The S&P 500® Index includes 500 leading companies and captures approximately 80% of available market capitalization of the U.S. equity market.

The Bloomberg Barclays Global Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The Bloomberg Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

It is not possible to invest in an unmanaged index.

33

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments

December 31, 2016

Shares	Description	Value
Common Stocks – 96.5%
Automobiles & Components – 1.3%
1,159,300	Ford Motor Co.	$14,062,309
583,800	General Motors Co.	20,339,592

		34,401,901

Banks – 7.5%
1,005,181	Bank of America Corp.	22,214,500
11,300	BankUnited, Inc.	425,897
245,600	BB&T Corp.	11,548,112
17,300	Cullen/Frost Bankers, Inc.	1,526,379
543,430	JPMorgan Chase & Co.	46,892,508
963,000	New York Community Bancorp, Inc.(a)	15,321,330
310,600	PacWest Bancorp	16,909,064
1,340,900	People’s United Financial, Inc.(a)(b)	25,959,824
223,200	U.S. Bancorp	11,465,784
892,200	Wells Fargo & Co.(b)	49,169,142

		201,432,540

Capital Goods – 6.8%
123,600	3M Co.	22,071,252
13,000	A.O. Smith Corp.	615,550
4,300	Allison Transmission Holdings, Inc.	144,867
135,400	Boeing Co. (The)	21,079,072
172,900	Caterpillar, Inc.	16,034,746
223,000	Eaton Corp. plc	14,961,070
204,600	Emerson Electric Co.	11,406,450
1,422,163	General Electric Co.(a)(b)	44,940,351
124,800	Honeywell International, Inc.	14,458,080
16,800	KBR, Inc.	280,392
68,036	Lockheed Martin Corp.	17,004,918
9,600	Owens Corning	494,976
21,600	Timken Co. (The)	857,520
153,700	United Technologies Corp.	16,848,594
5,000	Watsco, Inc.	740,600

		181,938,438

Commercial & Professional Services – 0.6%
608,000	Covanta Holding Corp.	9,484,800
83,400	KAR Auction Services, Inc.	3,554,508
37,437	LSC Communications, Inc.	1,111,130
17,500	ManpowerGroup, Inc.	1,555,225
100,033	R.R. Donnelley & Sons Co.	1,632,539

		17,338,202

Consumer Durables & Apparel – 1.5%
208,700	Coach, Inc.	7,308,674
164,700	Garmin Ltd.	7,986,303
331,300	Mattel, Inc.	9,127,315
246,600	NIKE, Inc. Class B	12,534,678
75,700	Tupperware Brands Corp.	3,983,334

		40,940,304

Consumer Services – 2.7%
9,400	Brinker International, Inc.	465,582
156,500	Carnival Corp.	8,147,390
92,600	Darden Restaurants, Inc.	6,733,872

Common Stocks – (continued)
Consumer Services – (continued)
7,200	Dunkin’ Brands Group, Inc.	377,568
182,700	Extended Stay America, Inc.	2,950,605
141,747	International Game Technology plc	3,617,383
165,800	Las Vegas Sands Corp.	8,855,378
183,600	McDonald’s Corp.	22,347,792
113,300	Six Flags Entertainment Corp.	6,793,468
174,997	Starbucks Corp.	9,715,834
900	Vail Resorts, Inc.	145,179
107,000	Wendy’s Co. (The)	1,446,640

		71,596,691

Diversified Financials – 3.9%
4,200	Ally Financial, Inc.	79,884
240,600	Artisan Partners Asset Management, Inc. Class A	7,157,850
191,896	Berkshire Hathaway, Inc. Class B*	31,275,210
24,000	BlackRock, Inc.	9,132,960
37,437	Donnelley Financial Solutions, Inc.*	860,302
33,000	Eaton Vance Corp.	1,382,040
117,700	Federated Investors, Inc. Class B	3,328,556
709,700	Invesco Ltd.	21,532,298
4,400	Legg Mason, Inc.	131,604
26,900	LPL Financial Holdings, Inc.	947,149
2,600	MarketAxess Holdings, Inc.	381,992
220,821	Morgan Stanley	9,329,687
552,700	Navient Corp.	9,080,861
138,601	NorthStar Asset Management Group, Inc.	2,067,949
5,600	TD Ameritrade Holding Corp.	244,160
186,000	Thomson Reuters Corp.	8,143,080
5,300	Voya Financial, Inc.	207,866

		105,283,448

Energy – 6.9%
22,500	Antero Resources Corp.*	532,125
34,900	Cheniere Energy, Inc.*	1,445,907
245,400	Chevron Corp.	28,883,580
206,400	ConocoPhillips	10,348,896
33,800	CONSOL Energy, Inc.*	616,174
32,058	Continental Resources, Inc.*	1,652,269
41,000	Diamondback Energy, Inc.*	4,143,460
2,100	Dril-Quip, Inc.*	126,105
56,000	Energen Corp.*	3,229,520
30,500	Ensco plc Class A	296,460
130,900	EOG Resources, Inc.	13,233,990
509,000	Exxon Mobil Corp.(b)	45,942,340
53,900	Gulfport Energy Corp.*	1,166,396
207,700	Halliburton Co.	11,234,493
21,800	HollyFrontier Corp.	714,168
254,000	Kinder Morgan, Inc.	5,260,340
35,800	Kosmos Energy Ltd.*	250,958
67,500	Laredo Petroleum, Inc.*	954,450
13,500	Nabors Industries Ltd.	221,400
155,000	Occidental Petroleum Corp.	11,040,650
55,500	Parsley Energy, Inc. Class A*	1,955,820
9,000	Patterson-UTI Energy, Inc.	242,280

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value
Common Stocks – (continued)
Energy – (continued)
26,900	PBF Energy, Inc. Class A	$749,972
68,302	Phillips 66	5,901,976
84,800	QEP Resources, Inc.*	1,561,168
29,737	Range Resources Corp.	1,021,763
70,900	Rice Energy, Inc.*	1,513,715
16,200	Rowan Cos. plc Class A*	306,018
184,400	Schlumberger Ltd.	15,480,380
37,548	SM Energy Co.	1,294,655
4,900	Superior Energy Services, Inc.*	82,712
40,200	Targa Resources Corp.	2,254,014
50,100	Valero Energy Corp.	3,422,832
77,100	Weatherford International plc*	384,729
94,235	Whiting Petroleum Corp.*	1,132,705
132,900	Williams Cos., Inc. (The)	4,138,506
20,100	World Fuel Services Corp.	922,791
82,200	WPX Energy, Inc.*	1,197,654

		184,857,371

Food & Staples Retailing – 1.6%
135,778	CVS Health Corp.	10,714,242
142,000	Sysco Corp.	7,862,540
112,300	Walgreens Boots Alliance, Inc.	9,293,948
218,200	Wal-Mart Stores, Inc.	15,081,984

		42,952,714

Food, Beverage & Tobacco – 5.2%
229,800	Altria Group, Inc.(b)	15,539,076
17,500	Bunge Ltd.	1,264,200
677,100	Coca-Cola Co. (The)(b)	28,072,566
149,600	Coca-Cola European Partners plc	4,697,440
119,300	Flowers Foods, Inc.(c)	2,382,421
205,300	General Mills, Inc.	12,681,381
83,600	Kellogg Co.	6,162,156
162,200	Kraft Heinz Co. (The)	14,163,304
213,300	PepsiCo, Inc.	22,317,579
164,200	Philip Morris International, Inc.	15,022,658
47,200	Pinnacle Foods, Inc.	2,522,840
264,700	Reynolds American, Inc.	14,833,788

		139,659,409

Health Care Equipment & Services – 4.0%
545,741	Abbott Laboratories	20,961,912
9,000	ABIOMED, Inc.*	1,014,120
16,000	Acadia Healthcare Co., Inc.*	529,600
4,200	Align Technology, Inc.*	403,746
78,400	Anthem, Inc.	11,271,568
124,400	Cardinal Health, Inc.	8,953,068
18,123	DexCom, Inc.*	1,081,943
5,410	Envision Healthcare Corp.*	342,399
41,100	Hill-Rom Holdings, Inc.	2,307,354
365,554	Medtronic plc	26,038,411
8,700	ResMed, Inc.	539,835
1,700	Teleflex, Inc.	273,955
6,100	Tenet Healthcare Corp.*	90,524
191,600	UnitedHealth Group, Inc.	30,663,664
25,300	VCA, Inc.*	1,736,845

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
12,800	Veeva Systems, Inc. Class A*	520,960
600	West Pharmaceutical Services, Inc.	50,898

		106,780,802

Household & Personal Products – 1.9%
109,900	Kimberly-Clark Corp.	12,541,788
3,000	Nu Skin Enterprises, Inc. Class A	143,340
443,499	Procter & Gamble Co. (The)	37,289,396

		49,974,524

Insurance – 2.9%
3,000	Allied World Assurance Co. Holdings AG	161,130
152,900	American International Group, Inc.	9,985,899
5,000	American National Insurance Co.	623,050
176,800	Arthur J. Gallagher & Co.	9,186,528
2,100	Erie Indemnity Co. Class A	236,145
98,400	First American Financial Corp.	3,604,392
20,500	FNF Group	696,180
199,800	Mercury General Corp.	12,029,958
318,500	MetLife, Inc.	17,163,965
414,701	Old Republic International Corp.	7,879,319
145,400	Prudential Financial, Inc.	15,130,324
4,000	Validus Holdings Ltd.	220,040

		76,916,930

Materials – 2.2%
2,196	AdvanSix, Inc.*	48,619
10,800	Cabot Corp.	545,832
31,400	Celanese Corp. Series A	2,472,436
90,500	Domtar Corp.	3,532,215
342,502	Dow Chemical Co. (The)	19,597,964
128,600	Huntsman Corp.	2,453,688
200,200	International Paper Co.	10,622,612
185,301	LyondellBasell Industries NV Class A	15,895,060
22,800	Packaging Corp. of America	1,933,896
300	RPM International, Inc.	16,149
1,400	Scotts Miracle-Gro Co. (The) Class A	133,770
2,801	Valspar Corp. (The)	290,140

		57,542,381

Media – 2.6%
55,900	Cinemark Holdings, Inc.	2,144,324
302,358	Comcast Corp. Class A	20,877,820
4,800	John Wiley & Sons, Inc. Class A	261,600
4,800	Liberty Global plc Series C*	142,560
10,800	Liberty Global plc Series A Class A*	330,372
176,100	Regal Entertainment Group Class A(c)	3,627,660
161,400	Time Warner, Inc.	15,579,942
31,100	Tribune Media Co. Class A	1,087,878
9,300	Viacom, Inc. Class A	358,050
226,400	Viacom, Inc. Class B	7,946,640
162,100	Walt Disney Co. (The)	16,894,062

		69,250,908

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2016

Shares	Description	Value
Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – 8.8%
362,885	AbbVie, Inc.(a)(b)	$22,723,859
11,200	Acadia Pharmaceuticals, Inc.*(c)	323,008
4,600	Agios Pharmaceuticals, Inc.*(c)	191,958
1,200	Akorn, Inc.*	26,196
11,000	Alkermes plc*	611,380
50,439	Allergan plc*	10,592,694
12,300	Alnylam Pharmaceuticals, Inc.*	460,512
135,000	Amgen, Inc.	19,738,350
20,182	BioMarin Pharmaceutical, Inc.*	1,671,877
9,100	Bio-Techne Corp.	935,753
245,800	Bristol-Myers Squibb Co.	14,364,552
74,100	Bruker Corp.	1,569,438
80,999	Celgene Corp.*	9,375,634
23,900	Charles River Laboratories International, Inc.*	1,820,941
251,400	Eli Lilly & Co.	18,490,470
225,600	Gilead Sciences, Inc.	16,155,216
12,400	Incyte Corp.*	1,243,348
3,226	Intercept Pharmaceuticals, Inc.*(c)	350,505
4,700	Intrexon Corp.*(c)	114,210
16,500	Ionis Pharmaceuticals, Inc.*	789,195
352,200	Johnson & Johnson	40,576,962
100	Juno Therapeutics, Inc.*	1,885
464,650	Merck & Co., Inc.	27,353,946
8,800	Neurocrine Biosciences, Inc.*	340,560
1,286,300	Pfizer, Inc.(b)	41,779,024
13,500	QIAGEN NV*	378,270
52,000	Quintiles IMS Holdings, Inc.*	3,954,600
2,100	Seattle Genetics, Inc.*	110,817

		236,045,160

Real Estate Investment Trusts – 2.4%
14,300	American Campus Communities, Inc.	711,711
37,500	American Homes 4 Rent Class A	786,750
86,400	American Tower Corp.	9,130,752
99,201	CubeSmart	2,655,596
51,200	CyrusOne, Inc.	2,290,176
1,100	DCT Industrial Trust, Inc.	52,668
10,200	Duke Realty Corp.	270,912
21,100	Equinix, Inc.	7,541,351
23,600	Equity LifeStyle Properties, Inc.	1,701,560
88,000	Equity Residential	5,663,680
25,500	Essex Property Trust, Inc.	5,928,750
73,200	Extra Space Storage, Inc.	5,653,968
16,101	Healthcare Trust of America, Inc. Class A	468,690
11,200	Kilroy Realty Corp.	820,064
19,406	Mid-America Apartment Communities, Inc.	1,900,208
24,000	Omega Healthcare Investors, Inc.	750,240
16,600	Public Storage	3,710,100
21,100	Regency Centers Corp.	1,454,845
61,300	Simon Property Group, Inc.	10,891,171
60,000	Spirit Realty Capital, Inc.	651,600

Common Stocks – (continued)
Real Estate Investment Trusts – (continued)
18,600	Sun Communities, Inc.	1,424,946
4,600	Weingarten Realty Investors	164,634

		64,624,372

Retailing – 4.5%
57,300	Amazon.com, Inc.*	42,967,551
111,000	GameStop Corp. Class A	2,803,860
195,800	Home Depot, Inc. (The)	26,252,864
119,000	Kohl’s Corp.	5,876,220
141,400	L Brands, Inc.	9,309,776
2,500	Liberty Ventures Series A*	92,175
127,600	Lowe’s Cos., Inc.	9,074,912
173,700	Macy’s, Inc.	6,220,197
69,286	Netflix, Inc.*	8,577,607
29,500	Penske Automotive Group, Inc.	1,529,280
100,800	Target Corp.	7,280,784
13,100	Williams-Sonoma, Inc.	633,909

		120,619,135

Semiconductors & Semiconductor Equipment – 3.6%
229,300	Analog Devices, Inc.	16,651,766
511,500	Cypress Semiconductor Corp.	5,851,560
681,100	Intel Corp.	24,703,497
24,000	Marvell Technology Group Ltd.	332,880
263,100	Maxim Integrated Products, Inc.	10,147,767
22,900	NXP Semiconductors NV*	2,244,429
290,000	QUALCOMM, Inc.	18,908,000
254,549	Texas Instruments, Inc.	18,574,440

		97,414,339

Software & Services – 11.8%
124,500	Accenture plc Class A	14,582,685
40,290	Alphabet, Inc. Class A*	31,927,810
40,359	Alphabet, Inc. Class C*	31,149,883
5,000	Atlassian Corp. plc Class A*	120,400
128,000	Automatic Data Processing, Inc.	13,155,840
100	Booz Allen Hamilton Holding Corp.	3,607
41,500	Broadridge Financial Solutions, Inc.	2,751,450
334,600	CA, Inc.	10,630,242
1,900	CDK Global, Inc.	113,411
700	CoStar Group, Inc.*	131,943
7,800	Dell Technologies, Inc. Class V*	428,766
332,000	Facebook, Inc. Class A*	38,196,600
300	FireEye, Inc.*	3,570
46,100	Fortinet, Inc.*	1,388,532
25,700	IAC/InterActiveCorp.*	1,665,103
163,600	International Business Machines Corp.	27,155,964
86,220	Leidos Holdings, Inc.	4,409,291
7,600	Manhattan Associates, Inc.*	403,028
5,500	MercadoLibre, Inc.	858,770
1,120,151	Microsoft Corp.(b)	69,606,183
416,579	Oracle Corp.	16,017,463
363,900	Paychex, Inc.	22,154,232
9,500	Sabre Corp.	237,025
26,460	ServiceNow, Inc.*	1,967,036

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value
Common Stocks – (continued)
Software & Services – (continued)
28,452	Splunk, Inc.*	$1,455,320
2,400	SS&C Technologies Holdings, Inc.	68,640
14,100	Tableau Software, Inc. Class A*	594,315
17,600	Twitter, Inc.*	286,880
279,389	Visa, Inc. Class A	21,797,930
10,930	Workday, Inc. Class A*	722,364
12,000	Yelp, Inc.*	457,560
1,300	Zillow Group, Inc. Class A*(c)	47,385
5,300	Zillow Group, Inc. Class C*(c)	193,291

		314,682,519

Technology Hardware & Equipment – 4.8%
754,800	Apple, Inc.(b)	87,420,936
73,700	Brocade Communications Systems, Inc.	920,513
940,848	Cisco Systems, Inc.	28,432,426
513,200	HP, Inc.	7,615,888
80,800	National Instruments Corp.	2,490,256
4,300	Palo Alto Networks, Inc.*	537,715

		127,417,734

Telecommunication Services – 3.4%
1,303,828	AT&T, Inc.(a)(b)	55,451,805
648,300	Verizon Communications, Inc.	34,606,254

		90,058,059

Transportation – 2.3%
400	Copa Holdings SA Class A	36,332
161,000	Delta Air Lines, Inc.	7,919,590
56,800	JetBlue Airways Corp.*	1,273,456
125,900	Macquarie Infrastructure Corp.	10,286,030
3,000	Spirit Airlines, Inc.*	173,580
164,700	Union Pacific Corp.	17,076,096
207,600	United Parcel Service, Inc. Class B	23,799,264

		60,564,348

Utilities – 3.3%
21,400	Avangrid, Inc.	810,632
419,600	CenterPoint Energy, Inc.	10,338,944
210,900	Dominion Resources, Inc.	16,152,831
263,700	Duke Energy Corp.	20,468,394
105,000	Great Plains Energy, Inc.	2,871,750
394,300	PPL Corp.	13,425,915
503,400	Southern Co. (The)	24,762,246

		88,830,712

TOTAL COMMON STOCKS
(Cost $2,273,117,698)		$2,581,122,941

Shares	Distribution Rate	Value
Investment Company(d)(e) – 2.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
67,791,499	0.455%	$67,791,499
(Cost $67,791,499)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $2,340,909,197)		$2,648,914,440

Securities Lending Reinvestment Vehicle(d)(e) – 0.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
7,057,525	0.455%	$7,057,525
(Cost $7,057,525)

TOTAL INVESTMENTS – 99.3%
(Cost $2,347,966,722)		$2,655,971,965

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		18,621,029

NET ASSETS – 100.0%		$2,674,592,994

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	All or a portion of security is segregated as collateral for call options written.
(c)	All or a portion of security is on loan.
(d)	Represents an affiliated issuer.
(e)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2016.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2016

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	717	March 2017	$80,167,770	$(357,122)

WRITTEN OPTIONS CONTRACTS — At December 31, 2016, the Fund had the following written options:

Call Options	Number of Contracts	Exercise Price	Expiration Month	Value
S&P 500 Index	1,477	$2,150	January 2017	$(14,149,660)
	1,492	2,225	February 2017	(8,071,720)
	1,542	2,265	March 2017	(6,692,280)
TOTAL (Premiums Received $19,023,198)	4,511			$(28,913,660)

For the year ended December 31, 2016, the Fund had the following written options activity:

	Number of Contracts	Premiums Received
Contracts Outstanding December 31, 2015	3,071	$10,810,872
Contracts written	12,789	53,990,602
Contracts expired	(1,234)	(6,044,132)
Contracts bought to close	(10,115)	(39,734,144)
Contracts Outstanding December 31, 2016	4,511	$19,023,198

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments

December 31, 2016

Shares	Description	Value
Common Stocks – 97.6%
Australia – 8.5%
31,127	ALS Ltd. (Commercial & Professional Services)	$135,258
63,826	Alumina Ltd. (Materials)	83,459
5,285	AMP Ltd. (Insurance)	19,168
323,365	Aurizon Holdings Ltd. (Transportation)	1,175,696
152,999	Australia & New Zealand Banking Group Ltd. (Banks)	3,349,327
61,011	Bank of Queensland Ltd. (Banks)	521,402
68,467	Bendigo & Adelaide Bank Ltd. (Banks)	626,320
19,528	BHP Billiton Ltd. (Materials)	349,841
50,669	BHP Billiton plc (Materials)	806,804
146,068	Coca-Cola Amatil Ltd. (Food, Beverage & Tobacco)	1,065,269
12,140	Commonwealth Bank of Australia (Banks)	720,194
42,224	Crown Resorts Ltd. (Consumer Services)	351,909
721,786	DUET Group (Utilities)	1,425,407
3,281	Fortescue Metals Group Ltd. (Materials)	13,711
313,808	Harvey Norman Holdings Ltd. (Retailing)	1,162,736
10,311	Iluka Resources Ltd. (Materials)	53,689
472,787	Insurance Australia Group Ltd. (Insurance)	2,038,813
217,542	National Australia Bank Ltd. (Banks)	4,805,173
42,026	Orica Ltd. (Materials)	534,114
56,875	Platinum Asset Management Ltd. (Diversified Financials)(a)	216,139
138,474	Suncorp Group Ltd. (Insurance)	1,348,339
204,610	Tabcorp Holdings Ltd. (Consumer Services)	708,871
545,543	Telstra Corp. Ltd. (Telecommunication Services)	2,004,696
31,807	Transurban Group (Transportation)	236,717
263,901	Vicinity Centres (REIT)	569,107
13,750	Wesfarmers Ltd. (Food & Staples Retailing)	417,339
21,915	Woodside Petroleum Ltd. (Energy)	490,858
98,001	Woolworths Ltd. (Food & Staples Retailing)	1,701,066

		26,931,422

Austria – 0.0%
2,800	Voestalpine AG (Materials)	109,489

Belgium – 1.6%
9,218	Ageas (Insurance)	364,358
36,348	Anheuser-Busch InBev SA/NV (Food, Beverage & Tobacco)(b)	3,847,216
15,274	Proximus SADP (Telecommunication Services)	439,079
3,951	Solvay SA (Materials)	461,898

		5,112,551

Denmark – 1.1%
4,842	Chr. Hansen Holding A/S (Materials)	267,789

Common Stocks – (continued)
Denmark – (continued)
10,547	Coloplast A/S Class B (Health Care Equipment & Services)	710,431
39,584	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	1,419,965
1,490	Pandora A/S (Consumer Durables & Apparel)	194,505
35,429	Tryg A/S (Insurance)	639,795
3,337	Vestas Wind Systems A/S (Capital Goods)	216,119

		3,448,604

Finland – 2.1%
46,214	Fortum OYJ (Utilities)	706,435
23,393	Kone OYJ Class B (Capital Goods)	1,045,283
12,595	Metso OYJ (Capital Goods)	358,314
11,109	Neste OYJ (Energy)	425,114
120,465	Nokia OYJ (Technology Hardware & Equipment)	577,770
17,071	Nokian Renkaat OYJ (Automobiles & Components)	634,663
19,484	Orion OYJ Class B (Pharmaceuticals, Biotechnology & Life Sciences)	865,710
14,927	Sampo OYJ Class A (Insurance)	667,276
74,290	Stora Enso OYJ Class R (Materials)	794,680
22,129	UPM-Kymmene OYJ (Materials)	541,177

		6,616,422

France – 7.8%
15,140	Accor SA (Consumer Services)	564,006
11,970	Airbus Group SE (Capital Goods)	790,603
31,802	AXA SA (Insurance)	801,690
24,706	BNP Paribas SA (Banks)	1,572,238
36,142	Bouygues SA (Capital Goods)	1,293,858
8,909	Capgemini SA (Software & Services)	750,576
26,476	Casino Guichard Perrachon SA (Food & Staples Retailing)(c)	1,268,586
36,180	Credit Agricole SA (Banks)	447,861
10,779	Danone SA (Food, Beverage & Tobacco)	682,080
33,851	Edenred (Commercial & Professional Services)	670,268
26,765	Electricite de France SA (Utilities)(a)	272,330
237,980	Engie SA (Utilities)(b)	3,029,235
6,368	Eutelsat Communications SA (Media)	123,142
2,079	Kering (Consumer Durables & Apparel)	466,327
2,358	Klepierre (REIT)	92,524
24,354	Lagardere SCA (Media)	675,956
746	L’Oreal SA (Household & Personal Products)	135,970
9,353	LVMH Moet Hennessy Louis Vuitton SE (Consumer Durables & Apparel)	1,783,351
5,546	Orange SA (Telecommunication Services)	84,099
71,573	Rexel SA (Capital Goods)	1,175,936

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2016

Shares	Description	Value
Common Stocks – (continued)
France – (continued)
35,412	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)(b)	$2,863,597
7,358	Schneider Electric SE (Capital Goods)	511,149
22,267	Societe Generale SA (Banks)	1,095,243
2,283	Technip SA (Energy)	162,622
34,734	TOTAL SA (Energy)(b)	1,781,579
2,770	Unibail-Rodamco SE (REIT)	660,104
50,727	Vivendi SA (Telecommunication Services)(b)	962,135

		24,717,065

Germany – 7.8%
19,392	Allianz SE (Registered) (Insurance)(b)	3,200,414
12,698	Axel Springer SE (Media)	615,711
20,984	BASF SE (Materials)	1,944,722
20,057	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)(b)	2,089,607
1,773	Bayerische Motoren Werke AG (Automobiles & Components)	165,130
67,966	Daimler AG (Registered) (Automobiles & Components)(b)	5,044,137
10,926	Deutsche Boerse AG (Diversified Financials)*	876,642
39,106	Deutsche Post AG (Registered) (Transportation)	1,282,482
7,001	Evonik Industries AG (Materials)	208,691
8,014	Fresenius SE & Co. KGaA (Health Care Equipment & Services)	625,179
20,247	HUGO BOSS AG (Consumer Durables & Apparel)	1,236,060
27,965	K+S AG (Registered) (Materials)	666,156
5,571	MAN SE (Capital Goods)	552,957
1,994	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered) (Insurance)	376,623
14,240	ProSiebenSat.1 Media SE (Registered) (Media)	548,181
13,120	SAP SE (Software & Services)	1,134,946
18,669	Siemens AG (Registered) (Capital Goods)(b)	2,285,831
4,311	Symrise AG (Materials)	261,927
130,261	Telefonica Deutschland Holding AG (Telecommunication Services)	556,788
5,335	TUI AG (Consumer Services)	76,382
10,360	United Internet AG (Registered) (Software & Services)	404,273
21,374	Vonovia SE (Real Estate)	693,957

		24,846,796

Hong Kong – 2.8%
137,000	AIA Group Ltd. (Insurance)	767,452
88,500	BOC Hong Kong Holdings Ltd. (Banks)	315,198
52,000	Cheung Kong Infrastructure Holdings Ltd. (Utilities)	413,004

Common Stocks – (continued)
Hong Kong – (continued)
49,408	Cheung Kong Property Holdings Ltd. (Real Estate)	301,734
53,408	CK Hutchison Holdings Ltd. (Capital Goods)	602,894
59,000	Galaxy Entertainment Group Ltd. (Consumer Services)	255,536
111,000	Hang Lung Properties Ltd. (Real Estate)	234,060
34,900	Hang Seng Bank Ltd. (Banks)	647,206
858,771	Hong Kong & China Gas Co. Ltd. (Utilities)	1,516,755
27,600	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	649,107
27,000	Hysan Development Co. Ltd. (Real Estate)	111,349
2,700	Jardine Matheson Holdings Ltd. (Capital Goods)	148,980
137,189	New World Development Co. Ltd. (Real Estate)	144,543
56,000	Power Assets Holdings Ltd. (Utilities)	492,636
155,600	Sands China Ltd. (Consumer Services)	671,286
135,261	Sino Land Co. Ltd. (Real Estate)	201,681
29,000	Sun Hung Kai Properties Ltd. (Real Estate)	365,182
58,200	Swire Properties Ltd. (Real Estate)	160,218
24,000	Techtronic Industries Co. Ltd. (Consumer Durables & Apparel)	85,884
107,000	Wharf Holdings Ltd. (The) (Real Estate)	708,766

		8,793,471

Ireland – 0.3%
24,569	CRH plc (Materials)	847,448

Israel – 0.6%
562,979	Bezeq The Israeli Telecommunication Corp. Ltd. (Telecommunication Services)	1,067,873
63,751	Israel Chemicals Ltd. (Materials)	260,269
14,155	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)	513,118

		1,841,260

Italy – 1.7%
41,324	Assicurazioni Generali SpA (Insurance)	612,520
54,886	Atlantia SpA (Transportation)	1,284,132
121,624	Eni SpA (Energy)	1,971,655
172,049	Intesa Sanpaolo SpA RNC (Banks)	435,825
368,564	Intesa Sanpaolo SpA (Banks)	863,247
11,781	Saipem SpA (Energy)*	6,589
95,536	UnipolSai SpA (Insurance)	203,771

		5,377,739

Japan – 23.1%
2,400	ABC-Mart, Inc. (Retailing)	135,772
4,200	AEON Financial Service Co. Ltd. (Diversified Financials)	74,391

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
29,300	Alfresa Holdings Corp. (Health Care Equipment & Services)	$483,947
3,500	Alps Electric Co. Ltd. (Technology Hardware & Equipment)	84,098
109,000	ANA Holdings, Inc. (Transportation)	293,213
146,000	Aozora Bank Ltd. (Banks)	515,855
148,000	Asahi Glass Co. Ltd. (Capital Goods)	1,004,129
41,000	Asahi Kasei Corp. (Materials)	356,752
66,700	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	925,353
1,600	Benesse Holdings, Inc. (Consumer Services)	43,960
64,000	Bridgestone Corp. (Automobiles & Components)	2,302,770
89,400	Canon, Inc. (Technology Hardware & Equipment)	2,517,699
18,200	Casio Computer Co. Ltd. (Consumer Durables & Apparel)	256,495
12,100	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	347,077
39,200	Daicel Corp. (Materials)	430,967
9,700	Dai-ichi Life Holdings, Inc. (Insurance)	161,277
6,600	Daito Trust Construction Co. Ltd. (Real Estate)	992,230
22,200	Daiwa House Industry Co. Ltd. (Real Estate)	605,402
106,000	Daiwa Securities Group, Inc. (Diversified Financials)	652,719
2,100	Dentsu, Inc. (Media)	98,749
14,700	Eisai Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	842,419
11,000	FANUC Corp. (Capital Goods)	1,840,239
500	Fast Retailing Co. Ltd. (Retailing)	178,514
34,400	Fuji Heavy Industries Ltd. (Automobiles & Components)	1,401,608
5,200	Hamamatsu Photonics K.K. (Technology Hardware & Equipment)	136,580
48,300	Hino Motors Ltd. (Capital Goods)	490,731
1,825	Hirose Electric Co. Ltd. (Technology Hardware & Equipment)	225,690
6,000	Hitachi Chemical Co. Ltd. (Materials)	149,678
10,000	Hitachi Construction Machinery Co., Ltd. (Capital Goods)	216,189
93,000	Hitachi Ltd. (Technology Hardware & Equipment)	501,469
2,900	Hitachi Metals Ltd. (Materials)	39,044
34,500	Honda Motor Co. Ltd. (Automobiles & Components)	1,007,238
12,900	Hulic Co. Ltd. (Real Estate)	114,454
3,100	Idemitsu Kosan Co. Ltd. (Energy)	82,229
400	Inpex Corp. (Energy)	3,998
11,800	Isuzu Motors Ltd. (Automobiles & Components)	149,205
117,500	ITOCHU Corp. (Capital Goods)	1,555,790

Common Stocks – (continued)
Japan – (continued)
4,200	ITOCHU Techno-Solutions Corp. (Software & Services)	109,009
13,900	Japan Airlines Co. Ltd. (Transportation)	405,613
19,200	Japan Exchange Group, Inc. (Diversified Financials)	273,836
36,600	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	1,201,345
11,800	JFE Holdings, Inc. (Materials)	178,445
54,200	JX Holdings, Inc. (Energy)	229,018
50,000	Kaneka Corp. (Materials)	406,696
24,000	Kao Corp. (Household & Personal Products)	1,136,037
91,000	Kawasaki Heavy Industries Ltd. (Capital Goods)	284,845
29,600	KDDI Corp. (Telecommunication Services)	747,488
8,000	Kikkoman Corp. (Food, Beverage & Tobacco)	255,250
80,000	Kintetsu Group Holdings Co. Ltd. (Transportation)	304,855
45,500	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	738,521
43,600	Komatsu Ltd. (Capital Goods)	987,547
6,000	Kose Corp. (Household & Personal Products)	497,449
8,000	Kubota Corp. (Capital Goods)	114,007
3,900	Lawson, Inc. (Food & Staples Retailing)	273,748
21,700	LIXIL Group Corp. (Capital Goods)	491,836
3,900	M3, Inc. (Health Care Equipment & Services)	98,050
3,000	Makita Corp. (Capital Goods)	200,457
179,100	Marubeni Corp. (Capital Goods)	1,013,003
16,100	Marui Group Co. Ltd. (Retailing)	234,571
800	Maruichi Steel Tube Ltd. (Materials)	25,997
2,800	MEIJI Holdings Co. Ltd. (Food, Beverage & Tobacco)	219,039
6,900	Mitsubishi Corp. (Capital Goods)	146,547
22,000	Mitsubishi Estate Co. Ltd. (Real Estate)	437,023
4,000	Mitsubishi Heavy Industries Ltd. (Capital Goods)	18,184
2,700	Mitsubishi Materials Corp. (Materials)	82,585
243,200	Mitsubishi UFJ Financial Group, Inc. (Banks)	1,499,893
123,900	Mitsui & Co. Ltd. (Capital Goods)	1,697,717
13,000	Mitsui Fudosan Co. Ltd. (Real Estate)	300,957
3,500	Mixi, Inc. (Software & Services)	127,533
794,100	Mizuho Financial Group, Inc. (Banks)	1,425,040
13,700	MS&AD Insurance Group Holdings, Inc. (Insurance)	424,256
9,000	Murata Manufacturing Co. Ltd. (Technology Hardware & Equipment)	1,201,830
39,000	NEC Corp. (Technology Hardware & Equipment)	103,152
10,200	NGK Spark Plug Co. Ltd. (Automobiles & Components)	226,080
2,800	Nidec Corp. (Capital Goods)	241,054

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2016

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
2,200	Nintendo Co. Ltd. (Software & Services)	$457,326
83,000	Nippon Express Co. Ltd. (Transportation)	445,649
2,400	Nippon Paint Holdings Co. Ltd. (Materials)	65,147
113	Nippon Prologis REIT, Inc. (REIT)	231,070
311,001	Nippon Yusen KK (Transportation)	575,959
48,000	Nissan Motor Co. Ltd. (Automobiles & Components)	481,495
11,600	Nisshin Seifun Group, Inc. (Food, Beverage & Tobacco)	173,813
7,100	Nitto Denko Corp. (Materials)	543,584
98,700	Nomura Holdings, Inc. (Diversified Financials)	583,531
9,900	Nomura Research Institute Ltd. (Software & Services)	300,877
32,300	NSK Ltd. (Capital Goods)	373,048
62,300	NTT DOCOMO, Inc. (Telecommunication Services)	1,417,031
25,000	NTT Urban Development Corp. (Real Estate)	220,400
4,200	Obic Co. Ltd. (Software & Services)	183,187
24,500	Odakyu Electric Railway Co. Ltd. (Transportation)	484,119
500	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	10,897
2,800	Oracle Corp. Japan (Software & Services)	140,852
19,700	ORIX Corp. (Diversified Financials)	306,616
2,700	Otsuka Corp. (Software & Services)	125,940
3,400	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	148,105
55,400	Panasonic Corp. (Consumer Durables & Apparel)	561,876
12,900	Rakuten, Inc. (Retailing)	126,392
35,300	Resona Holdings, Inc. (Banks)	180,913
44,100	Ricoh Co. Ltd. (Technology Hardware & Equipment)	372,547
1,000	Ryohin Keikaku Co. Ltd. (Retailing)	195,733
24,500	Sankyo Co. Ltd. (Consumer Durables & Apparel)	789,921
12,700	Sanrio Co. Ltd. (Retailing)	239,103
14,600	SBI Holdings, Inc. (Diversified Financials)	185,507
13,200	Sega Sammy Holdings, Inc. (Consumer Durables & Apparel)	196,152
34,400	Seiko Epson Corp. (Technology Hardware & Equipment)	726,273
87,700	Sekisui House Ltd. (Consumer Durables & Apparel)	1,457,074
136,800	Seven Bank Ltd. (Banks)	391,163
7,000	Shimadzu Corp. (Technology Hardware & Equipment)	111,209

Common Stocks – (continued)
Japan – (continued)
9,400	Shin-Etsu Chemical Co. Ltd. (Materials)	727,456
8,400	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	401,461
38,500	Showa Shell Sekiyu KK (Energy)	357,682
10,900	SoftBank Group Corp. (Telecommunication Services)	721,297
3,800	Sompo Holdings, Inc. (Insurance)	128,331
19,500	Sony Corp. (Consumer Durables & Apparel)	544,868
35,000	Sumitomo Chemical Co. Ltd. (Materials)	165,911
129,600	Sumitomo Corp. (Capital Goods)	1,521,428
11,000	Sumitomo Metal Mining Co. Ltd. (Materials)	140,335
62,000	Sumitomo Mitsui Financial Group, Inc. (Banks)	2,361,144
28,100	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	1,005,382
7,000	Sumitomo Realty & Development Co. Ltd. (Real Estate)	185,831
9,700	Sysmex Corp. (Health Care Equipment & Services)	560,461
49,800	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,066,005
8,200	Terumo Corp. (Health Care Equipment & Services)	302,296
55,300	Tohoku Electric Power Co., Inc. (Utilities)	697,109
16,600	Tokio Marine Holdings, Inc. (Insurance)	679,655
8,800	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	827,635
96,000	Tokyo Gas Co. Ltd. (Utilities)	433,357
57,700	Tokyu Fudosan Holdings Corp. (Real Estate)	339,828
4,600	TOTO Ltd. (Capital Goods)	181,693
3,800	Toyoda Gosei Co. Ltd. (Automobiles & Components)	88,689
71,020	Toyota Motor Corp. (Automobiles & Components)	4,163,790
18,400	Trend Micro, Inc. (Software & Services)	653,085
61,200	USS Co. Ltd. (Retailing)	972,210
4,000	Yamaha Corp. (Consumer Durables & Apparel)	121,970
22,600	Yamaha Motor Co. Ltd. (Automobiles & Components)	495,597
13,300	Yamato Holdings Co. Ltd. (Transportation)	269,605

		73,493,063

Luxembourg – 0.4%
2,783	RTL Group SA (Media)	203,891
55,346	SES SA FDR (Media)	1,217,767

		1,421,658

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value
Common Stocks – (continued)
Macau – 0.1%
88,000	MGM China Holdings Ltd. (Consumer Services)	$181,776
141,200	Wynn Macau Ltd. (Consumer Services)	223,212

		404,988

Netherlands – 4.4%
78,373	Aegon NV (Insurance)	430,554
12,279	Boskalis Westminster (Capital Goods)	425,984
126,193	ING Groep NV (Banks)	1,776,640
12,788	Koninklijke DSM NV (Materials)	766,350
43,599	Koninklijke Philips NV (Capital Goods)	1,332,905
3,755	Koninklijke Vopak NV (Energy)	177,161
71,721	NN Group NV (Insurance)(b)	2,427,937
1,920	NXP Semiconductors NV (Semiconductors & Semiconductor Equipment)*	188,179
136,696	Royal Dutch Shell plc Class A (Energy)	3,741,514
91,973	Royal Dutch Shell plc Class B (Energy)	2,642,560

		13,909,784

New Zealand – 0.2%
16,542	Fletcher Building Ltd. (Materials)	121,547
73,086	Mercury NZ Ltd. (Utilities)	150,145
114,121	Spark New Zealand Ltd. (Telecommunication Services)	270,035

		541,727

Norway – 0.7%
215,934	Orkla ASA (Food, Beverage & Tobacco)	1,953,929
9,023	Yara International ASA (Materials)	354,956

		2,308,885

Portugal – 0.3%
147,799	EDP – Energias de Portugal SA (Utilities)	449,833
24,385	Galp Energia SGPS SA (Energy)	363,538

		813,371

Singapore – 1.2%
133,500	Ascendas REIT (REIT)	208,720
55,700	CapitaLand Commercial Trust (REIT)	56,745
108,700	CapitaLand Mall Trust (REIT)	140,990
48,200	ComfortDelGro Corp. Ltd. (Transportation)	81,905
254,000	Genting Singapore plc (Consumer Services)	158,089
743,600	Global Logistic Properties Ltd. (Real Estate)	1,125,971
69,000	Keppel Corp. Ltd. (Capital Goods)	274,616
107,300	Sembcorp Marine Ltd. (Capital Goods)	101,747
22,900	Singapore Exchange Ltd. (Diversified Financials)	112,925
211,000	Singapore Press Holdings Ltd. (Media)	513,121
202,000	Singapore Technologies Engineering Ltd. (Capital Goods)	448,660

Common Stocks – (continued)
Singapore – (continued)
93,000	StarHub Ltd. (Telecommunication Services)	180,034
126,200	Suntec Real Estate Investment Trust (REIT)	143,612
11,300	United Overseas Bank Ltd. (Banks)	158,752

		3,705,887

Spain – 3.6%
135,861	Abertis Infraestructuras SA (Transportation)	1,898,182
3,306	ACS Actividades de Construccion y Servicios SA (Capital Goods)	104,329
209,830	Banco Bilbao Vizcaya Argentaria SA (Banks)	1,414,029
426,473	Banco Santander SA (Banks)(b)	2,218,628
90,136	Distribuidora Internacional de Alimentacion SA (Food & Staples Retailing)	442,079
26,882	Enagas SA (Utilities)	681,277
34,755	Ferrovial SA (Capital Goods)	619,829
440,576	Telefonica SA (Telecommunication Services)(b)	4,067,555

		11,445,908

Sweden – 3.8%
33,237	Hennes & Mauritz AB Class B (Retailing)	921,367
49,766	Husqvarna AB Class B (Consumer Durables & Apparel)	386,139
12,283	Lundin Petroleum AB (Energy)*	266,193
352,747	Nordea Bank AB (Banks)	3,908,657
13,117	Sandvik AB (Capital Goods)	161,812
235,610	Skandinaviska Enskilda Banken AB Class A (Banks)	2,462,170
11,970	Swedbank AB Class A (Banks)	288,411
62,148	Tele2 AB Class B (Telecommunication Services)	496,935
295,830	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	1,733,852
334,966	Telia Co. AB (Telecommunication Services)	1,345,624
15,913	Volvo AB Class B (Capital Goods)	185,259

		12,156,419

Switzerland – 8.6%
12,252	ABB Ltd. (Registered) (Capital Goods)*	257,803
11,418	Adecco Group AG (Registered) (Commercial & Professional Services)	745,331
5,336	Baloise Holding AG (Registered) (Insurance)	671,455
3,206	Cie Financiere Richemont SA (Registered) (Consumer Durables & Apparel)	211,886
41,908	Credit Suisse Group AG (Registered) (Diversified Financials)*	598,909

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2016

Shares	Description	Value
Common Stocks – (continued)
Switzerland – (continued)
2,590	EMS-Chemie Holding AG (Registered) (Materials)	$1,315,282
1,736	Geberit AG (Registered) (Capital Goods)	695,019
926	Givaudan SA (Registered) (Materials)	1,694,740
207,676	Glencore plc (Materials)*	701,713
4,934	Kuehne + Nagel International AG (Registered) (Transportation)	651,282
7,142	LafargeHolcim Ltd. (Registered) (Materials)*	374,899
64,937	Nestle SA (Registered) (Food, Beverage & Tobacco)	4,651,930
68,534	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	4,984,032
1,958	Partners Group Holding AG (Diversified Financials)	916,614
19,566	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	4,460,120
299	SGS SA (Registered) (Commercial & Professional Services)	607,497
256,889	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)(b)	2,911,694
1,987	Syngenta AG (Registered) (Materials)	785,070
17,457	UBS Group AG (Registered) (Diversified Financials)	272,948

		27,508,224

United Kingdom – 16.9%
204,174	Aberdeen Asset Management plc (Diversified Financials)	645,555
27,116	Anglo American plc (Materials)*	383,118
18,712	AstraZeneca plc ADR (Pharmaceuticals, Biotechnology & Life Sciences)	511,212
250,164	BAE Systems plc (Capital Goods)	1,819,576
319,649	Barclays plc (Banks)	877,228
17,837	Berkeley Group Holdings plc (Consumer Durables & Apparel)	616,605
78,278	BP plc ADR (Energy)(b)	2,926,032
52,689	British American Tobacco plc (Food, Beverage & Tobacco)	2,986,171
24,262	British Land Co. plc (The) (REIT)	188,285
23,343	Capita plc (Commercial & Professional Services)	152,630
108,358	Centrica plc (Utilities)	312,076
366,173	Cobham plc (Capital Goods)	737,269
16,241	Compass Group plc (Consumer Services)	300,159
13,945	Diageo plc (Food, Beverage & Tobacco)	361,871
18,746	easyJet plc (Transportation)	231,877
130,365	G4S plc (Commercial & Professional Services)	376,804
167,076	GlaxoSmithKline plc ADR (Pharmaceuticals, Biotechnology & Life Sciences)(c)	6,434,097

Common Stocks – (continued)
United Kingdom – (continued)
1,024,775	HSBC Holdings plc (Banks)	8,268,515
21,808	Imperial Brands plc (Food, Beverage & Tobacco)	950,404
118,879	J Sainsbury plc (Food & Staples Retailing)	365,369
24,945	Land Securities Group plc (REIT)	327,706
852,286	Legal & General Group plc (Insurance)	2,596,384
170,571	Marks & Spencer Group plc (Retailing)	734,766
66,263	NEX Group plc (Diversified Financials)	379,325
1,017	Next plc (Retailing)	62,389
132,053	Pearson plc (Media)	1,324,972
41,176	Persimmon plc (Consumer Durables & Apparel)	898,363
28,433	Provident Financial plc (Diversified Financials)	994,369
1,916	Reckitt Benckiser Group plc (Household & Personal Products)	162,301
10,846	Rio Tinto Ltd. (Materials)	464,655
12,668	Rio Tinto plc (Materials)	483,639
13,096	Rio Tinto plc ADR (Materials)(a)	503,672
27,422	Royal Mail plc (Transportation)	155,877
148,325	SSE plc (Utilities)	2,832,116
101,080	Standard Life plc (Insurance)	462,865
125,880	Tate & Lyle plc (Food, Beverage & Tobacco)	1,095,489
54,150	TP ICAP plc (Diversified Financials)	289,158
98,827	Unilever NV CVA (Household & Personal Products)(b)	4,059,698
66,166	Unilever plc ADR (Household & Personal Products)(b)	2,692,956
138,945	Vodafone Group plc ADR (Telecommunication Services)(b)(c)	3,394,426
55,944	William Hill plc (Consumer Services)	199,818
61,537	Wm Morrison Supermarkets plc (Food & Staples Retailing)	174,782

		53,734,579

United States – 0.0%
574	Shire plc ADR (Pharmaceuticals, Biotechnology & Life Sciences)	97,798

TOTAL COMMON STOCKS
(Cost $359,342,038)		$310,184,558

Shares	Description	Rate	Value
Preferred Stocks – 0.4%
Germany – 0.4%
6,948	Bayerische Motoren Werke AG (Automobiles & Components)	3.220%	$530,619

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Rate	Value
Preferred Stocks – (continued)
Germany – (continued)
12,634	Fuchs Petrolub SE (Materials)	0.820%	$529,230
3,771	Porsche Automobil Holding SE (Automobiles & Components)	1.010	204,841

TOTAL PREFERRED STOCKS
(Cost $1,505,888)			$1,264,690

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $360,847,926)			$311,449,248

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(d)(e) – 0.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
976,900	0.455%	$976,900
(Cost $976,900)

TOTAL INVESTMENTS – 98.3%
(Cost $361,824,826)		$312,426,148

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.7%		5,512,093

NET ASSETS – 100.0%		$317,938,241

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for call options written.
(c)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(d)	Represents an affiliated issuer.
(e)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2016.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
FDR	—Fiduciary Depositary Receipt
REIT	—Real Estate Investment Trust

Currency Abbreviations:
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

December 31, 2016

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	(5)	March 2017	$(172,477)	$(850)
FTSE 100 Index	(1)	March 2017	(86,884)	22
TSE TOPIX Index	(1)	March 2017	(129,882)	(688)
TOTAL				$(1,516)

WRITTEN OPTIONS CONTRACTS — At December 31, 2016, the Fund had the following written options:

Call Options	Number of Contracts	Exercise Rate		Expiration Month	Value
EURO STOXX 50 Index	1,848	EUR	3,300	March 2017	$(1,828,579)
FTSE 100 Index	299	GBP	7,100	March 2017	(532,465)
Nikkei-225 Stock Average	208	JPY	19,000	March 2017	(1,263,572)
TOTAL (Premiums Received $3,117,253)	2,355				$(3,624,616)

For the year ended December 31, 2016, the Fund had the following written options activity:

	Number of Contracts	Premiums Received
Contracts Outstanding December 31, 2015	2,181	$2,745,815
Contracts written	8,490	11,906,323
Contracts expired	(2,238)	(3,443,418)
Contracts bought to close	(6,078)	(8,091,467)
Contracts Outstanding December 31, 2016	2,355	$3,117,253

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments

December 31, 2016

Shares	Description	Value
Common Stocks – 97.6%
Automobiles & Components – 0.5%
49,403	Dana, Inc.	$937,669
21,887	Gentex Corp.	430,955
33,114	Lear Corp.	4,383,300

		5,751,924

Banks – 6.0%
14,958	Berkshire Hills Bancorp, Inc.	551,202
38,634	CenterState Banks, Inc.	972,418
19,853	Central Pacific Financial Corp.	623,781
468,112	Citizens Financial Group, Inc.	16,678,831
11,376	FCB Financial Holdings, Inc. Class A*	542,635
160,029	Fifth Third Bancorp	4,315,982
3,267	First Citizens BancShares, Inc. Class A	1,159,785
8,596	Hilltop Holdings, Inc.	256,161
172,510	JPMorgan Chase & Co.	14,885,888
208,520	KeyCorp	3,809,660
64,124	PNC Financial Services Group, Inc. (The)	7,499,943
5,700	Prosperity Bancshares, Inc.	409,146
262,491	Radian Group, Inc.	4,719,588
5,237	SVB Financial Group*	898,984
18,859	Synovus Financial Corp.	774,728
75,821	TCF Financial Corp.	1,485,333
5,562	U.S. Bancorp	285,720
34,664	United Community Banks, Inc.	1,026,748
116,732	Wells Fargo & Co.	6,433,101
22,699	Western Alliance Bancorp*	1,105,668

		68,435,302

Capital Goods – 6.9%
14,958	Allison Transmission Holdings, Inc.	503,935
9,879	Applied Industrial Technologies, Inc.	586,812
4,202	Astec Industries, Inc.	283,467
55,021	Boeing Co. (The)	8,565,669
9,070	DigitalGlobe, Inc.*	259,855
11,432	Eaton Corp. plc	766,973
4,919	Esterline Technologies Corp.*	438,775
15,347	Fortive Corp.	823,060
425,250	General Electric Co.	13,437,900
6,702	Granite Construction, Inc.	368,610
41,574	HD Supply Holdings, Inc.*	1,767,311
9,481	Honeywell International, Inc.	1,098,374
10,454	Hubbell, Inc.	1,219,982
114,095	Illinois Tool Works, Inc.	13,972,037
26,915	Lockheed Martin Corp.	6,727,135
10,731	Northrop Grumman Corp.	2,495,816
31,608	Orbital ATK, Inc.	2,772,970
35,532	Oshkosh Corp.	2,295,722
5,480	Owens Corning	282,549
64,168	Raytheon Co.	9,111,856
2,799	Regal Beloit Corp.	193,831
37,020	Spirit AeroSystems Holdings, Inc. Class A	2,160,117
11,074	Trex Co., Inc.*	713,166

Common Stocks – (continued)
Capital Goods – (continued)
8,619	United Rentals, Inc.*	909,994
8,601	Valmont Industries, Inc.	1,211,881
21,794	WABCO Holdings, Inc.*	2,313,433
23,184	Watsco, Inc.	3,434,014

		78,715,244

Commercial & Professional Services – 1.5%
59,972	ABM Industries, Inc.	2,449,256
111,827	Brady Corp. Class A	4,199,104
29,156	Cintas Corp.	3,369,267
66,486	ManpowerGroup, Inc.	5,908,611
4,100	McGrath RentCorp	160,679
35,790	Steelcase, Inc. Class A	640,641

		16,727,558

Consumer Durables & Apparel – 1.7%
19,685	Columbia Sportswear Co.	1,147,636
23,292	D.R. Horton, Inc.	636,570
33,386	Hasbro, Inc.	2,597,097
4,530	Mohawk Industries, Inc.*	904,550
163,278	NIKE, Inc. Class B	8,299,421
1,156	NVR, Inc.*	1,929,364
63,216	Vista Outdoor, Inc.*	2,332,670
8,306	Whirlpool Corp.	1,509,782

		19,357,090

Consumer Services – 2.9%
38,745	Boyd Gaming Corp.*	781,487
42,940	Brinker International, Inc.	2,126,818
51,446	Carnival Corp.	2,678,279
46,924	Domino’s Pizza, Inc.	7,472,178
14,919	International Game Technology plc	380,733
7,106	International Speedway Corp. Class A	261,501
6,048	Marriott International, Inc. Class A	500,049
62,281	Papa John’s International, Inc.	5,330,008
35,270	Starbucks Corp.	1,958,190
22,084	Vail Resorts, Inc.	3,562,370
5,310	Wyndham Worldwide Corp.	405,525
87,531	Yum! Brands, Inc.	5,543,338
105,888	Yum! China Holdings, Inc.*	2,765,794

		33,766,270

Diversified Financials – 6.0%
238,448	AGNC Investment Corp. (REIT)	4,323,062
306,275	Ally Financial, Inc.	5,825,351
32,395	Ameriprise Financial, Inc.	3,593,901
108,648	Bank of New York Mellon Corp. (The)	5,147,742
38,603	Berkshire Hathaway, Inc. Class B*	6,291,517
4,505	Capital One Financial Corp.	393,016
137,041	E*TRADE Financial Corp.*	4,748,471
107,080	Invesco Mortgage Capital, Inc. (REIT)	1,563,368
13,256	Morgan Stanley	560,066
38,270	MSCI, Inc.	3,014,911
88,445	Nasdaq, Inc.	5,936,428
172,180	State Street Corp.	13,381,830

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2016

Shares	Description	Value
Common Stocks – (continued)
Diversified Financials – (continued)
171,359	Synchrony Financial	$6,215,191
143,290	TD Ameritrade Holding Corp.	6,247,444
41,461	Voya Financial, Inc.	1,626,100

		68,868,398

Energy – 5.3%
85,997	Anadarko Petroleum Corp.	5,996,571
150,969	Baker Hughes, Inc.	9,808,456
152,331	Chesapeake Energy Corp.*	1,069,364
6,903	Cimarex Energy Co.	938,118
39,820	Devon Energy Corp.	1,818,579
61,715	Energen Corp.*	3,559,104
12,027	EOG Resources, Inc.	1,215,930
77,384	Exxon Mobil Corp.	6,984,680
210,803	FMC Technologies, Inc.*	7,489,830
78,991	Kinder Morgan, Inc.	1,635,904
32,063	Marathon Oil Corp.	555,010
168,719	Newfield Exploration Co.*	6,833,119
31,566	Noble Energy, Inc.	1,201,402
18,970	Oil States International, Inc.*	739,830
12,188	Pioneer Natural Resources Co.	2,194,693
13,354	Valero Energy Corp.	912,345
247,662	Williams Cos., Inc. (The)	7,712,195

		60,665,130

Food & Staples Retailing – 1.2%
112,518	CVS Health Corp.	8,878,795
62,608	Safeway PDC LLC*	33,298
91,750	Sysco Corp.	5,080,198

		13,992,291

Food, Beverage & Tobacco – 5.6%
284,075	Altria Group, Inc.	19,209,151
67,825	Archer-Daniels-Midland Co.	3,096,211
237,923	Conagra Brands, Inc.	9,409,855
46,446	Dr. Pepper Snapple Group, Inc.	4,211,259
53,570	Hormel Foods Corp.	1,864,772
70,739	Lamb Weston Holdings, Inc.*	2,677,471
13,685	Lancaster Colony Corp.	1,934,922
39,179	PepsiCo, Inc.	4,099,299
95,122	Pilgrim’s Pride Corp.(a)	1,806,367
28,740	Sanderson Farms, Inc.(a)	2,708,457
204,944	Tyson Foods, Inc. Class A	12,640,946

		63,658,710

Health Care Equipment & Services – 6.7%
16,015	Aetna, Inc.	1,986,020
32,290	Anthem, Inc.	4,642,333
12,250	Becton Dickinson and Co.	2,027,987
179,530	Boston Scientific Corp.*	3,883,234
6,376	Cardinal Health, Inc.	458,881
99,540	Cigna Corp.	13,277,641
177,613	Danaher Corp.	13,825,396
40,526	Hologic, Inc.*	1,625,903
35,490	Humana, Inc.	7,241,025
37,074	IDEXX Laboratories, Inc.*	4,347,668

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
4,387	McKesson Corp.	616,154
85,174	UnitedHealth Group, Inc.	13,631,247
66,395	WellCare Health Plans, Inc.*	9,101,427

		76,664,916

Household & Personal Products – 0.9%
75,060	Kimberly-Clark Corp.	8,565,847
8,185	Procter & Gamble Co. (The)	688,195
9,724	USANA Health Sciences, Inc.*	595,109

		9,849,151

Insurance – 4.7%
122,226	Allied World Assurance Co. Holdings AG	6,564,758
29,426	AmTrust Financial Services, Inc.	805,684
42,131	Argo Group International Holdings Ltd.	2,776,433
31,856	Aspen Insurance Holdings Ltd.	1,752,080
98,971	Lincoln National Corp.	6,558,808
17,026	Marsh & McLennan Cos., Inc.	1,150,787
47,125	Principal Financial Group, Inc.	2,726,653
64,085	Prudential Financial, Inc.	6,668,685
107,660	Reinsurance Group of America, Inc.	13,546,858
82,165	Travelers Cos., Inc. (The)	10,058,639
18,889	Unum Group	829,794

		53,439,179

Materials – 3.8%
379	AdvanSix, Inc.*	8,391
5,254	Air Products & Chemicals, Inc.	755,630
12,663	Celanese Corp. Series A	997,085
68,726	Commercial Metals Co.	1,496,852
15,470	Crown Holdings, Inc.*	813,258
22,311	HB Fuller Co.	1,077,844
22,879	Huntsman Corp.	436,531
66,105	LyondellBasell Industries NV Class A	5,670,487
17,318	Minerals Technologies, Inc.	1,337,816
17,081	Newmont Mining Corp.	581,950
108,189	Nucor Corp.	6,439,409
16,462	PPG Industries, Inc.	1,559,939
53,771	Reliance Steel & Aluminum Co.	4,276,945
15,506	Sherwin-Williams Co. (The)	4,167,083
388,948	Steel Dynamics, Inc.	13,838,770

		43,457,990

Media – 1.4%
135,579	Comcast Corp. Class A	9,361,730
28,618	Liberty Global plc Series C*	849,955
14,896	Regal Entertainment Group Class A(a)	306,858
216,561	Twenty-First Century Fox, Inc. Class A	6,072,370

		16,590,913

Pharmaceuticals, Biotechnology & Life Sciences – 6.2%
117,983	AbbVie, Inc.	7,388,095
28,864	Alexion Pharmaceuticals, Inc.*	3,531,510

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
15,723	Allergan plc*	$3,301,987
33,767	Amgen, Inc.	4,937,073
19,753	Biogen, Inc.*	5,601,556
48,696	Cambrex Corp.*	2,627,149
59,601	Celgene Corp.*	6,898,816
4,028	Gilead Sciences, Inc.	288,445
3,087	Incyte Corp.*	309,534
33,539	Ironwood Pharmaceuticals, Inc.*	512,811
101,303	Johnson & Johnson	11,671,119
116,725	Merck & Co., Inc.	6,871,601
1,326	Mettler-Toledo International, Inc.*	555,011
279,257	Pfizer, Inc.	9,070,267
20,694	Repligen Corp.*	637,789
3,494	Thermo Fisher Scientific, Inc.	493,003
33,107	United Therapeutics Corp.*	4,748,537
28,865	Vertex Pharmaceuticals, Inc.*	2,126,485

		71,570,788

Real Estate – 3.2%
53,031	American Tower Corp. (REIT)	5,604,316
63,312	Apartment Investment & Management Co. Class A (REIT)	2,877,530
47,783	CBRE Group, Inc. Class A*	1,504,687
18,849	CoreSite Realty Corp. (REIT)	1,496,045
19,282	CyrusOne, Inc. (REIT)	862,484
42,346	DCT Industrial Trust, Inc. (REIT)	2,027,527
7,822	DuPont Fabros Technology, Inc. (REIT)	343,620
32,045	Equity Commonwealth (REIT)*	969,041
39,468	Equity LifeStyle Properties, Inc. (REIT)	2,845,643
11,456	First Industrial Realty Trust, Inc. (REIT)	321,341
81,728	Forest City Realty Trust, Inc. Class A (REIT)	1,703,212
41,550	Hersha Hospitality Trust (REIT)	893,325
18,168	Hudson Pacific Properties, Inc. (REIT)	631,883
31,576	Iron Mountain, Inc. (REIT)	1,025,588
12,458	Lamar Advertising Co. Class A (REIT)	837,676
66,161	Mack-Cali Realty Corp. (REIT)	1,919,992
33,012	Mid-America Apartment Communities, Inc. (REIT)	3,232,535
33,614	Prologis, Inc. (REIT)	1,774,483
10,025	PS Business Parks, Inc. (REIT)	1,168,113
21,407	Public Storage (REIT)	4,784,254
33,840	Washington Prime Group, Inc. (REIT)	352,274

		37,175,569

Retailing – 5.3%
55,939	Aaron’s, Inc.	1,789,489
17,587	Amazon.com, Inc.*	13,187,964
10,896	AutoZone, Inc.*	8,605,552
150,337	Chico’s FAS, Inc.	2,163,383
3,106	Expedia, Inc.	351,848
50,313	Finish Line, Inc. (The) Class A	946,387

Common Stocks – (continued)
Retailing – (continued)
4,045	Group 1 Automotive, Inc.	315,267
141,850	Lowe’s Cos., Inc.	10,088,372
17,336	Netflix, Inc.*	2,146,197
37,334	O’Reilly Automotive, Inc.*	10,394,159
32,656	Pool Corp.	3,407,327
2,240	Priceline Group, Inc. (The)*	3,283,974
84,118	Shutterfly, Inc.*	4,221,041
579	TripAdvisor, Inc.*	26,848

		60,927,808

Semiconductors & Semiconductor Equipment – 4.2%
30,458	Advanced Energy Industries, Inc.*	1,667,575
418,887	Applied Materials, Inc.	13,517,483
31,784	Intel Corp.	1,152,806
136,437	KLA-Tencor Corp.	10,734,863
42,708	Lam Research Corp.	4,515,517
86,810	Maxim Integrated Products, Inc.	3,348,262
6,989	NXP Semiconductors NV*	684,992
96,874	ON Semiconductor Corp.*	1,236,112
65,145	Photronics, Inc.*	736,139
50,405	QUALCOMM, Inc.	3,286,406
100,492	Teradyne, Inc.	2,552,497
63,128	Texas Instruments, Inc.	4,606,450

		48,039,102

Software & Services – 9.9%
11,165	Adobe Systems, Inc.*	1,149,437
14,531	Alphabet, Inc. Class A*	11,515,091
14,692	Alphabet, Inc. Class C*	11,339,579
31,238	Amdocs Ltd.	1,819,614
14,690	Aspen Technology, Inc.*	803,249
21,888	Cadence Design Systems, Inc.*	552,015
75,915	CDK Global, Inc.	4,531,366
96,260	Citrix Systems, Inc.*	8,596,981
10,304	CoreLogic, Inc.*	379,496
1,354	CoStar Group, Inc.*	255,215
49,384	eBay, Inc.*	1,466,211
50,031	Electronic Arts, Inc.*	3,940,442
66,896	EVERTEC, Inc.	1,187,404
106,950	Facebook, Inc. Class A*	12,304,598
6,626	Intuit, Inc.	759,406
19,359	Leidos Holdings, Inc.	990,019
421,098	Microsoft Corp.	26,167,030
9,824	MicroStrategy, Inc. Class A*	1,939,258
212,943	Oracle Corp.	8,187,658
22,899	Synopsys, Inc.*	1,347,835
89,564	Take-Two Interactive Software, Inc.*	4,414,610
36,907	Teradata Corp.*	1,002,763
91,433	Vantiv, Inc. Class A*	5,451,235
12,293	VeriSign, Inc.*(a)	935,129
6,913	WEX, Inc.*	771,491
36,120	Yahoo!, Inc.*	1,396,760

		113,203,892

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2016

Shares	Description	Value
Common Stocks – (continued)
Technology Hardware & Equipment – 3.6%
171,510	Apple, Inc.	$19,864,288
55,617	ARRIS International plc*	1,675,740
108,032	CommScope Holding Co., Inc.*	4,018,790
9,482	EchoStar Corp. Class A*	487,280
12,591	F5 Networks, Inc.*	1,822,170
26,644	Finisar Corp.*	806,514
22,384	Flex Ltd.*	321,658
249,464	HP, Inc.	3,702,046
18,594	Methode Electronics, Inc.	768,903
45,067	NCR Corp.*	1,827,918
72,064	NetApp, Inc.	2,541,697
40,289	NETGEAR, Inc.*	2,189,707
150,234	Viavi Solutions, Inc.*	1,228,925

		41,255,636

Telecommunication Services – 2.0%
427,685	AT&T, Inc.	18,189,404
79,102	Level 3 Communications, Inc.*	4,458,189
11,270	Verizon Communications, Inc.	601,592

		23,249,185

Transportation – 5.5%
92,001	Alaska Air Group, Inc.	8,163,249
4,135	Allegiant Travel Co.	688,064
33,622	American Airlines Group, Inc.	1,569,811
10,206	ArcBest Corp.	282,196
31,353	CSX Corp.	1,126,513
241,135	Delta Air Lines, Inc.	11,861,431
67,559	Hawaiian Holdings, Inc.*	3,850,863
617,196	JetBlue Airways Corp.*	13,837,534
63,265	Southwest Airlines Co.	3,153,127
19,226	Union Pacific Corp.	1,993,352
197,719	United Continental Holdings, Inc.*	14,409,761
16,477	United Parcel Service, Inc. Class B	1,888,923

		62,824,824

Common Stocks – (continued)
Utilities – 2.6%
545,590	AES Corp.	6,339,756
9,873	American Water Works Co., Inc.	714,410
133,249	CenterPoint Energy, Inc.	3,283,255
113,422	Edison International	8,165,250
297,860	Great Plains Energy, Inc.	8,146,471
3,944	NiSource, Inc.	87,320
283,475	NRG Energy, Inc.	3,475,404

		30,211,866

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $789,574,360)		$1,118,398,736

Shares	Distribution Rate	Value
Securities Lending Reinvestment Vehicle(b)(c) – 0.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
4,817,100	0.455%	$4,817,100
(Cost $4,817,100)

TOTAL INVESTMENTS – 98.0%
(Cost $794,391,460)		$1,123,215,836

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%		23,228,195

NET ASSETS – 100.0%		$1,146,444,031

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2016.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	25	March 2017	$1,696,125	$441
S&P 500 E-Mini Index	151	March 2017	16,883,310	23,319
TOTAL				$23,760

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments

December 31, 2016

Shares	Description	Value

Common Stocks – 92.8%
Australia – 7.0%
232,093	Aristocrat Leisure Ltd. (Consumer Services)	$2,589,369
23,424	Astro Japan Property Group (REIT)	112,411
87,282	ASX Ltd. (Diversified Financials)	3,126,883
278,623	AusNet Services (Utilities)	317,184
58,740	Bendigo & Adelaide Bank Ltd. (Banks)	537,339
71,044	BHP Billiton plc (Materials)	1,131,235
268,810	BlueScope Steel Ltd. (Materials)	1,786,529
16,299	Breville Group Ltd. (Consumer Durables & Apparel)	101,715
10,762	Caltex Australia Ltd. (Energy)	235,964
396,382	Coca-Cola Amatil Ltd. (Food, Beverage & Tobacco)	2,890,801
13,116	Domino’s Pizza Enterprises Ltd. (Consumer Services)	613,347
18,769	Downer EDI Ltd. (Commercial & Professional Services)	82,184
687,789	Fortescue Metals Group Ltd. (Materials)	2,874,271
23,321	Harvey Norman Holdings Ltd. (Retailing)	86,410
49,856	JB Hi-Fi Ltd. (Retailing)	1,007,714
119,561	MACA Ltd. (Capital Goods)	147,531
200,105	Mineral Resources Ltd. (Materials)	1,741,760
65,361	Newcrest Mining Ltd. (Materials)	937,215
75,831	OZ Minerals Ltd. (Materials)	428,425
1,173,825	Qantas Airways Ltd. (Transportation)	2,811,936
111,016	South32 Ltd. (Materials)	218,541
321,882	Telstra Corp. Ltd. (Telecommunication Services)	1,182,813
468,657	Treasury Wine Estates Ltd. (Food, Beverage & Tobacco)	3,605,202
1,076,983	Vicinity Centres (REIT)	2,322,533
128,143	Wesfarmers Ltd. (Food & Staples Retailing)	3,889,386
1,054,751	Whitehaven Coal Ltd. (Energy)*	1,974,389

		36,753,087

Belgium – 1.0%
23,452	Bekaert SA (Materials)	947,918
64,381	bpost SA (Transportation)	1,522,006
17,478	Galapagos NV (Pharmaceuticals, Biotechnology & Life Sciences)*	1,119,381
14,088	KBC Group NV (Banks)	870,467
6,720	Melexis NV (Semiconductors & Semiconductor Equipment)	449,504
5,308	Orange Belgium SA (Telecommunication Services)*	110,812

		5,020,088

China – 0.3%
161,000	CITIC Telecom International Holdings Ltd. (Telecommunication Services)	48,232

Common Stocks – (continued)
China – (continued)
1,014,000	Fosun International Ltd. (Capital Goods)	1,429,398

		1,477,630

Denmark – 1.9%
134,452	Danske Bank A/S (Banks)	4,067,679
6,439	Dfds A/S (Transportation)	293,575
15,572	Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*	2,579,542
9,877	GN Store Nord A/S (Health Care Equipment & Services)	204,260
5,510	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	197,656
41,215	Vestas Wind Systems A/S (Capital Goods)	2,669,272

		10,011,984

Finland – 1.0%
14,677	Cramo OYJ (Capital Goods)	367,549
17,121	Neste OYJ (Energy)	655,179
20,801	Nokian Renkaat OYJ (Automobiles & Components)	773,337
366,188	Outokumpu OYJ (Materials)*	3,260,664
13,337	Ramirent OYJ (Capital Goods)	103,606
10,674	UPM-Kymmene OYJ (Materials)	261,039
1,494	Vaisala OYJ Class A (Technology Hardware & Equipment)	52,998

		5,474,372

France – 10.2%
33,051	Arkema SA (Materials)	3,230,758
100,175	BNP Paribas SA (Banks)	6,374,926
1,636	Capgemini SA (Software & Services)	137,832
3,269	Chargeurs SA (Consumer Durables & Apparel)	54,920
38,392	Cie de Saint-Gobain (Capital Goods)	1,785,895
34,869	Cie Generale des Etablissements Michelin (Automobiles & Components)	3,875,996
6,377	Fonciere Des Regions (REIT)	556,014
13,834	Gecina SA (REIT)	1,910,725
12,579	Klepierre (REIT)	493,582
17,616	Legrand SA (Capital Goods)	999,447
10,145	Orange SA (Telecommunication Services)	153,838
43,161	Renault SA (Automobiles & Components)	3,833,422
63,573	Schneider Electric SE (Capital Goods)	4,416,319
30,510	SCOR SE (Insurance)	1,052,923
881	SEB SA (Consumer Durables & Apparel)	119,379
113,024	Societe Generale SA (Banks)	5,559,289
26,704	Sodexo SA (Consumer Services)	3,065,974
82,542	Technicolor SA (Registered) (Media)	446,301
52,701	Technip SA (Energy)	3,753,985

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2016

Shares	Description	Value
Common Stocks – (continued)
France – (continued)
2,740	Teleperformance (Commercial & Professional Services)	$274,701
41,297	Thales SA (Capital Goods)	4,000,884
64,819	Valeo SA (Automobiles & Components)	3,721,116
56,426	Vinci SA (Capital Goods)	3,838,358

		53,656,584

Germany – 7.8%
25,616	Aareal Bank AG (Banks)	960,748
63,191	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	6,583,456
9,795	Continental AG (Automobiles & Components)	1,887,072
84,635	Deutsche Lufthansa AG (Registered) (Transportation)	1,091,007
54,600	Fresenius SE & Co. KGaA (Health Care Equipment & Services)	4,259,390
4,332	H&R GmbH & Co. KGaA (Materials)*	68,111
28,058	Hannover Rueck SE (Insurance)	3,031,032
22,189	HOCHTIEF AG (Capital Goods)	3,097,872
235,261	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	4,069,422
36,785	LANXESS AG (Materials)	2,408,801
21,566	Linde AG (Materials)	3,537,636
4,970	Merck KGaA (Pharmaceuticals, Biotechnology & Life Sciences)	517,481
101,188	METRO AG (Food & Staples Retailing)	3,363,198
16,748	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered) (Insurance)	3,163,327
4,130	Nemetschek SE (Software & Services)	240,122
35,619	OSRAM Licht AG (Capital Goods)	1,865,202
19,349	STADA Arzneimittel AG (Pharmaceuticals, Biotechnology & Life Sciences)	999,605
2,787	Suedzucker AG (Food, Beverage & Tobacco)	66,433

		41,209,915

Hong Kong – 4.0%
1,016,400	AIA Group Ltd. (Insurance)	5,693,711
607,500	BOC Hong Kong Holdings Ltd. (Banks)	2,163,646
279,464	Cheung Kong Property Holdings Ltd. (Real Estate)	1,706,685
90,464	CK Hutchison Holdings Ltd. (Capital Goods)	1,021,199
380,000	CLP Holdings Ltd. (Utilities)	3,484,936
237,000	Galaxy Entertainment Group Ltd. (Consumer Services)	1,026,476

Common Stocks – (continued)
Hong Kong – (continued)
280,200	Henderson Land Development Co. Ltd. (Real Estate)	1,485,055
4,100	Jardine Strategic Holdings Ltd. (Capital Goods)	135,660
140,000	Sino Land Co. Ltd. (Real Estate)	208,747
146,000	Sun Hung Kai Properties Ltd. (Real Estate)	1,838,502
80,000	Wharf Holdings Ltd. (The) (Real Estate)	529,918
166,000	Wheelock & Co. Ltd. (Real Estate)	931,633
191,500	Yue Yuen Industrial Holdings Ltd. (Consumer Durables & Apparel)	694,132

		20,920,300

India – 0.2%
90,932	Vedanta Resources plc (Materials)	975,799

Ireland – 0.0%
41,047	Total Produce plc (Food & Staples Retailing)	84,904

Israel – 0.1%
51,872	Bank Hapoalim BM (Banks)	307,887

Italy – 2.2%
3,686	DiaSorin SpA (Health Care Equipment & Services)	218,254
114,086	Enel SpA (Utilities)	501,488
161,774	Eni SpA (Energy)	2,622,529
1,734,006	Intesa Sanpaolo SpA (Banks)	4,392,484
173,848	Leonardo SpA (Capital Goods)*	2,434,788
1,565,080	Telecom Italia SpA (Telecommunication Services)*	1,381,871

		11,551,414

Japan – 23.3%
20,700	ADEKA Corp. (Materials)	280,819
5,700	Aichi Steel Corp. (Materials)	238,468
237,900	Amada Holdings Co. Ltd. (Capital Goods)	2,650,342
19,800	Amano Corp. (Technology Hardware & Equipment)	347,049
31,000	Asahi Glass Co. Ltd. (Capital Goods)	210,324
177,400	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	2,461,133
10,100	Avex Group Holdings, Inc. (Media)	144,974
14,400	Bandai Namco Holdings, Inc. (Consumer Durables & Apparel)	396,359
900	Central Japan Railway Co. (Transportation)	147,771
187,000	Chiba Bank Ltd. (The) (Banks)	1,146,334
85,400	Chubu Electric Power Co., Inc. (Utilities)	1,188,374
9,500	Chugoku Electric Power Co., Inc. (The) (Utilities)	111,194

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
33,400	CMK Corp. (Technology Hardware & Equipment)*	$196,449
107,200	Concordia Financial Group Ltd. (Banks)	515,860
70,200	Daiichi Sankyo Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,433,431
135,900	Daiwa House Industry Co. Ltd. (Real Estate)	3,706,044
283,000	Daiwa Securities Group, Inc. (Diversified Financials)	1,742,637
22,500	Denso Corp. (Automobiles & Components)	973,271
6,100	EPS Holdings, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	71,005
408,000	Fukuoka Financial Group, Inc. (Banks)	1,809,473
150,100	Hachijuni Bank Ltd. (The) (Banks)	868,533
4,200	Hamakyorex Co. Ltd. (Transportation)	77,858
13,000	Hanwa Co. Ltd. (Capital Goods)	84,810
58,900	Hitachi Construction Machinery Co., Ltd. (Capital Goods)	1,273,353
166,800	Honda Motor Co. Ltd. (Automobiles & Components)	4,869,779
90,000	Hosiden Corp. (Technology Hardware & Equipment)	727,018
89,300	Idemitsu Kosan Co. Ltd. (Energy)	2,368,712
270,700	ITOCHU Corp. (Capital Goods)	3,584,275
12,200	Iyo Bank Ltd. (The) (Banks)	83,965
175,100	Japan Post Holdings Co. Ltd. (Insurance)	2,180,254
133,700	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	4,388,521
9,900	JTEKT Corp. (Capital Goods)	157,863
20,000	JVC Kenwood Corp. (Consumer Durables & Apparel)	54,478
828,200	JX Holdings, Inc. (Energy)	3,499,493
10,400	Kao Corp. (Household & Personal Products)	492,283
68,800	KDDI Corp. (Telecommunication Services)	1,737,405
4,200	Kiyo Bank Ltd. (The) (Banks)	66,991
36,900	Konami Holdings Corp. (Software & Services)	1,489,220
12,000	Kuraray Co. Ltd. (Materials)	179,947
30,000	Kyokuto Boeki Kaisha Ltd. (Capital Goods)	62,215
124,200	Marubeni Corp. (Capital Goods)	702,485
23,200	Marvelous, Inc. (Software & Services)(a)	153,377
9,100	Matsumotokiyoshi Holdings Co. Ltd. (Food & Staples Retailing)	447,683
30,700	Miraca Holdings, Inc. (Health Care Equipment & Services)	1,373,087
535,700	Mitsubishi Chemical Holdings Corp. (Materials)	3,463,655

Common Stocks – (continued)
Japan – (continued)
195,400	Mitsubishi Corp. (Capital Goods)	4,150,033
7,400	Mitsubishi Gas Chemical Co., Inc. (Materials)	126,092
72,400	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	1,417,585
1,022,800	Mitsubishi UFJ Financial Group, Inc. (Banks)	6,307,940
274,800	Mitsui & Co. Ltd. (Capital Goods)	3,765,397
482,000	Mitsui Chemicals, Inc. (Materials)	2,159,621
402,000	Mitsui Engineering & Shipbuilding Co. Ltd. (Capital Goods)	621,642
168,000	Mitsui Mining & Smelting Co. Ltd. (Materials)	422,308
8,600	Modec, Inc. (Energy)	137,082
112,000	MS&AD Insurance Group Holdings, Inc. (Insurance)	3,468,367
14,000	Namura Shipbuilding Co. Ltd. (Capital Goods)	95,474
210,400	Nikon Corp. (Consumer Durables & Apparel)	3,267,606
155,000	Nippon Electric Glass Co. Ltd. (Technology Hardware & Equipment)	836,296
35,000	Nippon Express Co. Ltd. (Transportation)	187,924
261,400	Nippon Light Metal Holdings Co. Ltd. (Materials)	550,346
57,800	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	2,433,100
47,000	Nishimatsu Construction Co. Ltd. (Capital Goods)	227,149
293,100	Nissan Motor Co. Ltd. (Automobiles & Components)	2,940,128
1,600	Nittetsu Mining Co. Ltd. (Materials)	75,454
663,400	Nomura Holdings, Inc. (Diversified Financials)	3,922,129
110,200	NTT DOCOMO, Inc. (Telecommunication Services)	2,506,529
2,700	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	117,613
5,300	Qol Co. Ltd. (Food & Staples Retailing)	63,307
402,800	Resona Holdings, Inc. (Banks)	2,064,357
2,800	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	160,644
25,000	Sankyu, Inc. (Transportation)	150,852
11,800	SCREEN Holdings Co. Ltd. (Semiconductors & Semiconductor Equipment)	729,341
181,400	Sekisui House Ltd. (Consumer Durables & Apparel)	3,013,834
3,700	Shibuya Corp. (Capital Goods)	77,322
57,200	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,733,757
34,300	Showa Denko KK (Materials)	489,946

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2016

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
129,800	Showa Shell Sekiyu KK (Energy)	$1,205,900
24,000	SMK Corp. (Technology Hardware & Equipment)	85,256
18,200	SoftBank Group Corp. (Telecommunication Services)	1,204,368
64,000	Sony Financial Holdings, Inc. (Insurance)	997,660
23,000	Sumitomo Bakelite Co. Ltd. (Materials)	128,624
6,700	Sumitomo Mitsui Financial Group, Inc. (Banks)	255,156
52,300	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	1,871,227
107,300	T&D Holdings, Inc. (Insurance)	1,416,082
23,100	THK Co. Ltd. (Capital Goods)	510,130
55,100	TIS, Inc. (Software & Services)	1,177,683
191,000	Toho Zinc Co. Ltd. (Materials)	735,581
6,900	Tokai Rika Co. Ltd. (Automobiles & Components)	138,131
46,000	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	4,326,273
13,300	Tokyo Sangyo Co. Ltd. (Capital Goods)	54,363
345,000	Toppan Printing Co. Ltd. (Commercial & Professional Services)	3,289,645
13,200	Tosei Corp. (Real Estate)	98,764
131,000	Tosoh Corp. (Materials)	924,072
13,500	Toyota Motor Corp. (Automobiles & Components)	791,484
5,000	Ulvac, Inc. (Semiconductors & Semiconductor Equipment)	152,639
5,900	Yodogawa Steel Works Ltd. (Materials)	153,762

		122,894,546

Luxembourg – 0.6%
43,245	APERAM SA (Materials)	1,973,526
2,493	Eurofins Scientific SE (Pharmaceuticals, Biotechnology & Life Sciences)	1,062,128

		3,035,654

Netherlands – 4.1%
2,235	Aalberts Industries NV (Capital Goods)	72,409
15,828	ABN AMRO Group NV CVA (Banks)(b)	350,460
19,582	AMG Advanced Metallurgical Group NV (Materials)	304,306
3,767	ASM International NV (Semiconductors & Semiconductor Equipment)	168,885
53,002	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	1,763,056

Common Stocks – (continued)
Netherlands – (continued)
12,145	Corbion NV (Materials)	324,799
365,552	ING Groep NV (Banks)	5,146,517
54,918	Koninklijke Philips NV (Capital Goods)	1,678,940
99,937	NN Group NV (Insurance)	3,383,121
11,931	NXP Semiconductors NV (Semiconductors & Semiconductor Equipment)*	1,169,357
24,854	PostNL NV (Transportation)*	106,775
143,967	Royal Dutch Shell plc Class B (Energy)	4,136,446
87,149	Wolters Kluwer NV (Commercial & Professional Services)	3,152,105

		21,757,176

Norway – 1.7%
205,396	DNB ASA (Banks)	3,049,166
140,386	Kvaerner ASA (Energy)*	196,431
4,535	Leroy Seafood Group ASA (Food, Beverage & Tobacco)	252,480
227,191	Norsk Hydro ASA (Materials)	1,084,322
309,992	Orkla ASA (Food, Beverage & Tobacco)	2,805,034
227,956	Storebrand ASA (Insurance)*	1,210,899
5,650	Tomra Systems ASA (Commercial & Professional Services)	59,189

		8,657,521

Portugal – 0.4%
714,060	EDP – Energias de Portugal SA (Utilities)	2,173,275

Singapore – 0.4%
144,900	China Aviation Oil Singapore Corp. Ltd. (Energy)	139,902
197,100	Genting Singapore plc (Consumer Services)	122,675
1,636,900	Golden Agri-Resources Ltd. (Food, Beverage & Tobacco)	484,647
3,000	Jardine Cycle & Carriage Ltd. (Retailing)	85,200
104,200	Oversea-Chinese Banking Corp. Ltd. (Banks)	639,960
51,000	Singapore Telecommunications Ltd. (Telecommunication Services)	127,930
36,100	United Overseas Bank Ltd. (Banks)	507,165
14,700	Venture Corp. Ltd. (Technology Hardware & Equipment)	100,124

		2,207,603

South Africa – 0.2%
58,402	Mondi plc (Materials)	1,192,700

Spain – 1.3%
76,966	ACS Actividades de Construccion y Servicios SA (Capital Goods)	2,428,860

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Spain – (continued)
372,928	Banco Santander SA (Banks)	$1,940,072
94,627	Bankinter SA (Banks)	731,794
5,510	Gamesa Corp. Tecnologica SA (Capital Goods)	111,400
32,340	Tecnicas Reunidas SA (Energy)	1,322,614
24,106	Telefonica SA (Telecommunication Services)	222,555

		6,757,295

Sweden – 1.6%
139,543	Boliden AB (Materials)	3,624,629
11,597	Bure Equity AB (Diversified Financials)	131,474
134,146	Electrolux AB Series B (Consumer Durables & Apparel)	3,321,593
32,058	Granges AB (Materials)	302,077
9,896	Nordea Bank AB (Banks)	109,654
14,431	Swedish Match AB (Food, Beverage & Tobacco)	457,867
6,298	Vitrolife AB (Pharmaceuticals, Biotechnology & Life Sciences)	267,303

		8,214,597

Switzerland – 9.5%
71,859	ABB Ltd. (Registered) (Capital Goods)*	1,512,037
15,682	Actelion Ltd. (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	3,389,015
992	Bachem Holding AG (Registered) Class B (Pharmaceuticals, Biotechnology & Life Sciences)	87,968
2,034	Bobst Group SA (Registered) (Capital Goods)	141,419
3,854	Cembra Money Bank AG (Diversified Financials)*	280,351
171,064	Credit Suisse Group AG (Registered) (Diversified Financials)*	2,444,681
2,911	dorma+kaba Holding AG (Registered) Class B (Commercial & Professional Services)*	2,161,073
428	Forbo Holding AG (Registered) (Consumer Durables & Apparel)*	551,299
1,884	Georg Fischer AG (Registered) (Capital Goods)	1,540,783
89,016	Logitech International SA (Registered) (Technology Hardware & Equipment)	2,215,467
20,071	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	3,468,855
96	Metall Zug AG (Registered) Class B (Consumer Durables & Apparel)	305,356
60,758	Nestle SA (Registered) (Food, Beverage & Tobacco)	4,352,557

Common Stocks – (continued)
Switzerland – (continued)
14,028	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,020,165
854	Orior AG (Food, Beverage & Tobacco)*	62,689
4,382	Partners Group Holding AG (Diversified Financials)	2,051,381
952	Rieter Holding AG (Registered) (Capital Goods)*	165,569
35,221	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	8,028,717
705	Sika AG (Materials)	3,382,489
345,518	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	3,920,253
41,515	Swiss Re AG (Insurance)	3,927,855
303,201	UBS Group AG (Registered) (Diversified Financials)	4,740,688
771	Valora Holding AG (Registered) (Retailing)	219,004

		49,969,671

United Kingdom – 13.4%
3,164	Admiral Group plc (Insurance)	71,155
15,643	AstraZeneca plc (Pharmaceuticals, Biotechnology & Life Sciences)	854,229
90,790	AstraZeneca plc ADR (Pharmaceuticals, Biotechnology & Life Sciences)	2,480,383
326,834	BAE Systems plc (Capital Goods)	2,377,243
168,976	Barratt Developments plc (Consumer Durables & Apparel)	960,648
218,190	BP plc ADR (Energy)	8,155,942
109,662	British American Tobacco plc (Food, Beverage & Tobacco)	6,215,140
114,633	British Land Co. plc (The) (REIT)	889,610
116,148	Compass Group plc (Consumer Services)	2,146,596
375,075	CYBG plc CDI (Banks)*	1,303,441
7,852	Diageo plc (Food, Beverage & Tobacco)	203,758
2,201	Dialog Semiconductor plc (Semiconductors & Semiconductor Equipment)*	92,475
35,759	GlaxoSmithKline plc ADR (Pharmaceuticals, Biotechnology & Life Sciences)	1,377,079
53,513	Hill & Smith Holdings plc (Materials)	790,734
898,674	HSBC Holdings plc (Banks)	7,251,055
66,685	Imperial Brands plc (Food, Beverage & Tobacco)	2,906,168
79,545	JD Sports Fashion plc (Retailing)	311,641
43,411	John Wood Group plc (Energy)	468,772
145,652	JRP Group plc (Insurance)	268,016
471,346	Kingfisher plc (Retailing)	2,030,742
3,366,170	Lloyds Banking Group plc (Banks)	2,584,807

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

December 31, 2016

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – (continued)
30,742	National Grid plc (Utilities)	$359,182
133,030	Persimmon plc (Consumer Durables & Apparel)	2,902,401
87,474	Prudential plc (Insurance)	1,745,760
51,736	Reckitt Benckiser Group plc (Household & Personal Products)	4,382,452
40,445	Rentokil Initial plc (Commercial & Professional Services)	110,649
8,695	Rio Tinto plc (Materials)	331,958
15,360	Rio Tinto plc ADR (Materials)(a)	590,745
22,199	Shawbrook Group plc (Banks)*(b)	74,386
175,920	Smiths Group plc (Capital Goods)	3,062,260
313,285	Subsea 7 SA (Energy)*	3,956,564
251,927	Tate & Lyle plc (Food, Beverage & Tobacco)	2,192,431
36,085	Unilever plc (Household & Personal Products)	1,459,273
8,476	Unilever plc ADR (Household & Personal Products)	344,973
51,182	Vodafone Group plc ADR (Telecommunication Services)	1,250,376
187,439	WPP plc (Media)	4,171,160

		70,674,204

United States – 0.6%
51,860	Carnival plc ADR (Consumer Services)	2,654,713
63,138	Sims Metal Management Ltd. (Materials)	580,378

		3,235,091

TOTAL COMMON STOCKS
(Cost $426,887,819)		$488,213,297

Shares	Description	Rate	Value
Preferred Stock – 0.3%
Germany – 0.3%
13,177	Henkel AG & Co. KGaA (Household & Personal Products)	1.470%	$1,568,587
(Cost $991,774)

Shares	Distribution Rate	Value
Investment Company(c)(d) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
256	0.455%	$256
(Cost $256)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $427,879,849)		$489,782,140

Securities Lending Reinvestment Vehicle(c)(d) – 0.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
708,486	0.455%	$708,486
(Cost $708,486)

TOTAL INVESTMENTS – 93.2%
(Cost $428,588,335)		$490,490,626

OTHER ASSETS IN EXCESS OF LIABILITIES – 6.8%		35,989,618

NET ASSETS – 100.0%		$526,480,244

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $424,846, which represents approximately 0.1% of net assets as of December 31, 2016.
(c)	Represents an affiliated issuer.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on December 31, 2016.

Investment Abbreviations:
ADR	— American Depositary Receipt
CDI	— CREST Depositary Interest
CVA	— Dutch Certification
REIT	— Real Estate Investment Trust

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	403	March 2017	$13,901,622	$(9,099)

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Assets and Liabilities

December 31, 2016

	U.S. Equity Dividend and Premium Fund	International Equity Dividend and Premium Fund	U.S. Tax-Managed Equity Fund	International Tax- Managed Equity Fund
Assets:
Investments in unaffiliated issuers, at value (cost $2,273,117,698, $360,847,926, $789,574,360 and $427,879,593)(a)	$2,581,122,941	$311,449,248	$1,118,398,736	$489,781,884
Investments in affiliated issuers, at value (cost $67,791,499, $0, $0 and $256)	67,791,499	—	—	256
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	7,057,525	976,900	4,817,100	708,486
Cash	40,833,778	935,020	8,114,710	6,175,148
Foreign currencies, at value (cost $0, $4,440,798, $0 and $1,919,129)	—	4,407,362	—	1,907,741
Receivables:
Fund shares sold	19,264,309	7,722,265	470,200	28,929,803
Investments sold	6,689,196	—	43,626,713	—
Dividends	3,358,479	484,401	1,297,521	397,891
Reimbursement from investment adviser	132,143	2,090	—	30,109
Securities lending income	2,548	1,023	1,099	4,201
Foreign tax reclaims	—	1,512,816	—	692,822
Variation margin on certain derivative contracts	—	—	57,565	—
Total assets	2,726,252,418	327,491,125	1,176,783,644	528,628,341

Liabilities:
Written options, at value (premiums received $19,023,198, $3,117,253, $0 and $0)	28,913,660	3,624,616	—	—
Variation margin on certain derivative contracts	319,063	4,509	—	9,202
Payables:
Payable upon return of securities loaned	7,057,525	976,900	4,817,100	708,486
Fund shares redeemed	6,666,103	4,338,317	23,714,373	901,376
Investments purchased	6,658,129	1,198	914,343	256
Management fees	1,526,861	215,804	680,497	351,902
Distribution and Service fees and Transfer Agency fees	341,572	15,491	80,851	19,389
Due to broker	—	228,135	—	—
Accrued expenses	176,511	147,914	132,449	157,486
Total liabilities	51,659,424	9,552,884	30,339,613	2,148,097

Net Assets:
Paid-in capital	2,378,852,486	394,133,632	858,544,308	546,390,167
Undistributed (distributions in excess of) net investment income	1,237,832	76,800	313,148	(202,039)
Accumulated net realized loss	(3,254,983)	(26,175,897)	(41,261,561)	(81,551,106)
Net unrealized gain (loss)	297,757,659	(50,096,294)	328,848,136	61,843,222
NET ASSETS	$2,674,592,994	$317,938,241	$1,146,444,031	$526,480,244
Net Assets:
Class A	$294,401,114	$5,967,667	$51,205,987	$5,082,050
Class C	142,908,809	2,548,672	22,512,235	1,012,122
Institutional	2,062,756,188	307,311,079	1,057,849,741	519,135,360
Service	—	—	614,296	—
Class IR	174,526,883	2,110,823	14,261,772	1,250,712
Total Net Assets	$2,674,592,994	$317,938,241	$1,146,444,031	$526,480,244
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	24,305,272	928,767	2,730,347	589,461
Class C	11,836,342	410,144	1,260,660	120,613
Institutional	170,666,450	48,612,239	55,573,464	60,756,821
Service	—	—	32,544	—
Class IR	14,424,707	334,737	749,482	145,301
Net asset value, offering and redemption price per share:(b)
Class A	$12.11	$6.43	$18.75	$8.62
Class C	12.07	6.21	17.86	8.39
Institutional	12.09	6.32	19.04	8.54
Service	—	—	18.88	—
Class IR	12.10	6.31	19.03	8.61

(a)	Includes loaned securities having a market value of $6,851,024, $937,796, $4,706,501 and $683,459 for the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds is $12.81, $6.80, $19.84 and $9.12, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Operations

For the Fiscal Year Ended December 31, 2016

	U.S. Equity Dividend and Premium Fund	International Equity Dividend and Premium Fund	U.S. Tax-Managed Equity Fund	International Tax- Managed Equity Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $62,293, $1,034,817, $1,495 and $1,299,399)	$56,470,997	$12,423,084	$18,815,176	$13,163,849
Dividends — affiliated issuers	170,042	—	—	216
Securities lending income — affiliated issuer	72,391	28,250	157,148	264,025
Total investment income	56,713,430	12,451,334	18,972,324	13,428,090

Expenses:
Management fees	14,275,128	2,482,982	7,415,389	3,962,880
Distribution and Service fees(a)	1,661,150	48,073	337,766	19,465
Transfer Agency fees(a)	1,456,047	141,207	549,409	195,732
Custody, accounting and administrative services	230,815	161,405	117,351	199,745
Registration fees	177,156	61,762	83,931	72,418
Printing and mailing costs	129,597	30,163	60,115	33,572
Professional fees	89,828	118,123	94,313	128,654
Trustee fees	20,349	16,282	18,210	17,178
Service share fees — Service Plan	—	—	2,453	—
Service share fees — Shareholder Administration Plan	—	—	2,453	—
Other	63,825	17,367	41,783	20,912
Total expenses	18,103,895	3,077,364	8,723,173	4,650,556
Less — expense reductions	(545,358)	(26,882)	(7,997)	(37,847)
Net expenses	17,558,537	3,050,482	8,715,176	4,612,709
NET INVESTMENT INCOME	39,154,893	9,400,852	10,257,148	8,815,381

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	55,734,476	(24,930,687)	9,537,309	6,858,946
Futures contracts	4,994,801	1,614,568	1,252,213	356,269
Foreign currency transactions	—	20,753	—	(33,391)
Written options	15,437,089	1,478,973	—	—
Net change in unrealized gain (loss) on:
Investments	144,921,189	17,299,097	82,376,248	(7,033,865)
Futures contracts	(322,409)	10,588	30,926	(123,388)
Foreign currency translation	—	(67,276)	—	(22,706)
Written options	(9,891,414)	(794,360)	—	—
Net realized and unrealized gain (loss)	210,873,732	(5,368,344)	93,196,696	1,865
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$250,028,625	$4,032,508	$103,453,844	$8,817,246

(a)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees		Transfer Agency Fees
Fund	Class A	Class C	Class A	Class C	Institutional	Service	Class IR
U.S. Equity Dividend and Premium	$558,758	$1,102,392	$424,659	$209,456	$626,414	$—	$195,518
International Equity Dividend and Premium	20,154	27,919	15,317	5,305	117,660	—	2,925
U.S. Tax-Managed Equity	127,304	210,462	96,752	39,988	393,464	393	18,812
International Tax-Managed Equity	10,194	9,271	7,748	1,761	184,025	—	2,198

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Changes in Net Assets

	U.S. Equity Dividend and Premium Fund
	For the Fiscal Year Ended December 31, 2016	For the Fiscal Year Ended December 31, 2015
From operations:
Net investment income	$39,154,893	$30,436,136
Net realized gain (loss)	76,166,366	64,323,573
Net change in unrealized gain (loss)	134,707,366	(60,263,481)
Net increase (decrease) in net assets resulting from operations	250,028,625	34,496,228

Distributions to shareholders:
From net investment income
Class A Shares	(3,738,453)	(2,983,321)
Class C Shares	(1,052,935)	(762,284)
Institutional Shares	(32,416,858)	(24,952,520)
Service Shares	—	—
Class IR Shares	(2,136,468)	(884,725)
From net realized gains
Class A Shares	(9,720,310)	(7,493,842)
Class C Shares	(5,035,563)	(3,387,824)
Institutional Shares	(70,738,512)	(49,625,833)
Class IR Shares	(5,771,130)	(2,043,525)
Total distributions to shareholders	(130,610,229)	(92,133,874)

From share transactions:
Proceeds from sales of shares	1,238,497,043	434,055,698
Reinvestment of distributions	116,491,582	81,914,708
Cost of shares redeemed	(401,224,181)	(293,200,186)
Net increase (decrease) in net assets resulting from share transactions	953,764,444	222,770,220
TOTAL INCREASE (DECREASE)	1,073,182,840	165,132,574

Net assets:
Beginning of year	1,601,410,154	1,436,277,580
End of year	$2,674,592,994	$1,601,410,154
Undistributed (distributions in excess of) net investment income	$1,237,832	$1,201,072

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

International Equity Dividend and Premium Fund		U.S. Tax-Managed Equity Fund		International Tax-Managed Equity Fund
For the Fiscal Year Ended December 31, 2016	For the Fiscal Year Ended December 31, 2015	For the Fiscal Year Ended December 31, 2016	For the Fiscal Year Ended December 31, 2015	For the Fiscal Year Ended December 31, 2016	For the Fiscal Year Ended December 31, 2015

$9,400,852	$9,829,754	$10,257,148	$10,734,060	$8,815,381	$6,812,822
(21,816,393)	7,029,169	10,789,522	(48,095,820)	7,181,824	(29,777,509)
16,448,049	(31,882,934)	82,407,174	31,164,973	(7,179,959)	34,448,855
4,032,508	(15,024,011)	103,453,844	(6,196,787)	8,817,246	11,484,168

(217,063)	(187,384)	(290,064)	(368,040)	(76,758)	(38,028)
(53,653)	(44,943)	—	(19,448)	(8,324)	(7,200)
(9,117,288)	(7,913,955)	(10,183,706)	(9,925,748)	(8,908,634)	(6,266,165)
—	—	(842)	(9,114)	—	—
(51,621)	(14,810)	(128,024)	(59,966)	(18,421)	(20,104)

—	(152,285)	—	—	—	—
—	(52,312)	—	—	—	—
—	(5,346,252)	—	—	—	—
—	(12,537)	—	—	—	—
(9,439,625)	(13,724,478)	(10,602,636)	(10,382,316)	(9,012,137)	(6,331,497)

86,617,253	104,320,071	164,924,713	389,850,321	181,954,674	179,753,113
9,338,124	13,554,512	10,433,576	10,087,140	9,012,029	6,331,416
(67,424,216)	(223,876,777)	(167,179,979)	(144,600,334)	(96,123,872)	(78,004,097)
28,531,161	(106,002,194)	8,178,310	255,337,127	94,842,831	108,080,432
23,124,044	(134,750,683)	101,029,518	238,758,024	94,647,940	113,233,103

294,814,197	429,564,880	1,045,414,513	806,656,489	431,832,304	318,599,201
$317,938,241	$294,814,197	$1,146,444,031	$1,045,414,513	$526,480,244	$431,832,304
$76,800	$(93,495)	$313,148	$961,022	$(202,039)	$(64,643)

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gain	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - A	$11.34	$0.20	$1.21	$1.41	$(0.19)	$(0.45)	$(0.64)
2016 - C	11.31	0.11	1.21	1.32	(0.11)	(0.45)	(0.56)
2016 - Institutional	11.31	0.24	1.22	1.46	(0.23)	(0.45)	(0.68)
2016 - IR	11.33	0.23	1.21	1.44	(0.22)	(0.45)	(0.67)
2015 - A	11.76	0.21	0.04	0.25	(0.20)	(0.47)	(0.67)
2015 - C	11.74	0.12	0.03	0.15	(0.11)	(0.47)	(0.58)
2015 - Institutional	11.73	0.25	0.04	0.29	(0.24)	(0.47)	(0.71)
2015 - IR	11.75	0.24	0.04	0.28	(0.23)	(0.47)	(0.70)
2014 - A	11.26	0.23	0.95	1.18	(0.22)	(0.46)	(0.68)
2014 - C	11.24	0.14	0.96	1.10	(0.14)	(0.46)	(0.60)
2014 - Institutional	11.24	0.27	0.95	1.22	(0.27)	(0.46)	(0.73)
2014 - IR	11.25	0.26	0.95	1.21	(0.25)	(0.46)	(0.71)
2013 - A	9.60	0.20	2.12	2.32	(0.20)	(0.46)	(0.66)
2013 - C	9.59	0.13	2.11	2.24	(0.13)	(0.46)	(0.59)
2013 - Institutional	9.58	0.25	2.12	2.37	(0.25)	(0.46)	(0.71)
2013 - IR	9.59	0.23	2.12	2.35	(0.23)	(0.46)	(0.69)
2012 - A	9.39	0.25	0.71	0.96	(0.24)	(0.51)	(0.75)
2012 - C	9.38	0.18	0.71	0.89	(0.17)	(0.51)	(0.68)
2012 - Institutional	9.37	0.28	0.72	1.00	(0.28)	(0.51)	(0.79)
2012 - IR	9.38	0.29	0.70	0.99	(0.27)	(0.51)	(0.78)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(c)

$12.11	12.73%	$294,401	1.16%	1.19%	1.67%	23%
12.07	11.92	142,909	1.91	1.94	0.92	23
12.09	13.17	2,062,756	0.76	0.79	2.07	23
12.10	12.92	174,527	0.91	0.94	1.90	23
11.34	2.08	194,237	1.17	1.20	1.75	39
11.31	1.26	90,091	1.92	1.95	1.01	39
11.31	2.49	1,262,977	0.77	0.80	2.15	39
11.33	2.34	54,106	0.92	0.95	2.03	39
11.76	10.47	172,832	1.19	1.20	1.96	53
11.74	9.68	74,125	1.94	1.95	1.21	53
11.73	10.83	1,149,361	0.79	0.80	2.36	53
11.75	10.75	39,960	0.94	0.95	2.21	53
11.26	24.58	167,149	1.19	1.21	1.92	69
11.24	23.61	66,872	1.94	1.96	1.17	69
11.24	25.14	1,072,965	0.79	0.81	2.32	69
11.25	24.93	35,480	0.94	0.96	2.18	69
9.60	10.30	145,184	1.21	1.22	2.48	67
9.59	9.57	45,243	1.96	1.97	1.83	67
9.58	10.74	895,258	0.81	0.82	2.83	67
9.59	10.60	19,787	0.96	0.97	2.90	67

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income		Net realized and unrealized gain (loss)	Total from investment operations	From net investment loss	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - A	$6.56	$0.18	(c)	$(0.14)	$0.04	$(0.17)	$—	$(0.17)
2016 - C	6.35	0.12	(c)	(0.14)	(0.02)	(0.12)	—	(0.12)
2016 - Institutional	6.46	0.19	(c)	(0.14)	0.05	(0.19)	—	(0.19)
2016 - IR	6.44	0.17	(c)	(0.11)	0.06	(0.19)	—	(0.19)
2015 - A	7.14	0.16	(c)(d)	(0.49)	(0.33)	(0.14)	(0.11)	(0.25)
2015 - C	6.94	0.09	(c)(d)	(0.47)	(0.38)	(0.10)	(0.11)	(0.21)
2015 - Institutional	7.03	0.18	(c)(d)	(0.48)	(0.30)	(0.16)	(0.11)	(0.27)
2015 - IR	7.02	0.16	(c)(d)	(0.48)	(0.32)	(0.15)	(0.11)	(0.26)
2014 - A	8.00	0.25	(c)(e)	(0.64)	(0.39)	(0.23)	(0.24)	(0.47)
2014 - C	7.80	0.18	(c)(e)	(0.62)	(0.44)	(0.18)	(0.24)	(0.42)
2014 - Institutional	7.89	0.27	(c)(e)	(0.63)	(0.36)	(0.26)	(0.24)	(0.50)
2014 - IR	7.88	0.28	(c)(e)	(0.66)	(0.38)	(0.24)	(0.24)	(0.48)
2013 - A	7.31	0.19	(c)	0.92	1.11	(0.18)	(0.24)	(0.42)
2013 - C	7.15	0.12	(c)	0.90	1.02	(0.13)	(0.24)	(0.37)
2013 - Institutional	7.21	0.20	(c)	0.93	1.13	(0.21)	(0.24)	(0.45)
2013 - IR	7.20	0.21	(c)	0.91	1.12	(0.20)	(0.24)	(0.44)
2012 - A	6.60	0.16		0.78	0.94	(0.17)	(0.06)	(0.23)
2012 - C	6.47	0.13		0.74	0.87	(0.13)	(0.06)	(0.19)
2012 - Institutional	6.52	0.21		0.74	0.95	(0.20)	(0.06)	(0.26)
2012 - IR	6.52	0.26		0.67	0.93	(0.19)	(0.06)	(0.25)

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(b)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Reflects income recognized from a corporate action which amounted to $0.03 per share and 0.38% of average net assets.
(e)	Reflects income recognized from a corporate action which amounted to $0.05 per share and 0.69% of average net assets.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Net asset value, end of year	Total return(a)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(b)

$6.43	0.66%	$5,968	1.37%	1.38%	2.87%		18%
6.21	(0.21)	2,549	2.12	2.13	2.00		18
6.32	0.92	307,311	0.97	0.98	3.08		18
6.31	0.96	2,111	1.12	1.13	2.64		18
6.56	(4.80)	9,532	1.37	1.37	2.26	(d)	100
6.35	(5.59)	3,329	2.12	2.12	1.38	(d)	100
6.46	(4.42)	281,204	0.97	0.97	2.65	(d)	100
6.44	(4.69)	749	1.12	1.12	2.33	(d)	100
7.14	(5.30)	10,565	1.35	1.35	3.13	(e)	44
6.94	(6.04)	2,634	2.10	2.10	2.32	(e)	44
7.03	(4.99)	415,503	0.95	0.95	3.45	(e)	44
7.02	(5.16)	862	1.09	1.09	3.52	(e)	44
8.00	15.57	10,323	1.34	1.36	2.56		97
7.80	14.68	2,582	2.10	2.11	1.54		97
7.89	16.14	403,776	0.94	0.96	2.71		97
7.88	15.98	1,547	1.09	1.11	2.74		97
7.31	14.48	14,952	1.30	1.37	3.51		60
7.15	13.71	1,640	2.05	2.11	1.99		60
7.21	14.93	366,136	0.90	0.95	2.68		60
7.20	14.56	2,133	1.05	1.10	4.06		60

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - A	$17.28	$0.11		$1.47		$1.58	$(0.11)	$—	$(0.11)
2016 - C	16.48	(0.02)		1.40		1.38	—	—	—
2016 - Institutional	17.53	0.18		1.51		1.69	(0.18)	—	(0.18)
2016 - Service	17.33	0.09		1.49		1.58	(0.03)	—	(0.03)
2016 - IR	17.54	0.15		1.50		1.65	(0.16)	—	(0.16)
2015 - A	17.44	0.13		(0.18)		(0.05)	(0.11)	—	(0.11)
2015 - C	16.67	—	(d)	(0.18)		(0.18)	(0.01)	—	(0.01)
2015 - Institutional	17.69	0.20		(0.18)		0.02	(0.18)	—	(0.18)
2015 - Service	17.53	0.12		(0.19)		(0.07)	(0.13)	—	(0.13)
2015 - IR	17.70	0.18		(0.18)		— (d)	(0.16)	—	(0.16)
2014 - A	15.45	0.09		1.97		2.06	(0.07)	—	(0.07)
2014 - C	14.82	(0.04)		1.89		1.85	—	—	—
2014 - Institutional	15.66	0.15		2.01		2.16	(0.13)	—	(0.13)
2014 - Service	15.49	0.04		2.00		2.04	—	—	—
2014 - IR	15.68	0.13		2.00		2.13	(0.11)	—	(0.11)
2013 - A	11.38	0.11		4.22		4.33	(0.08)	(0.18)	(0.26)
2013 - C	10.95	—	(d)	4.05		4.05	—	(0.18)	(0.18)
2013 - Institutional	11.54	0.16		4.28		4.44	(0.14)	(0.18)	(0.32)
2013 - Service	11.46	0.12		4.22		4.34	(0.13)	(0.18)	(0.31)
2013 - IR	11.55	0.14		4.29		4.43	(0.12)	(0.18)	(0.30)
2012 - A	9.94	0.12		1.44	(e)	1.56	(0.12)	—	(0.12)
2012 - C	9.57	0.05		1.38	(e)	1.43	(0.05)	—	(0.05)
2012 - Institutional	10.08	0.18		1.46	(e)	1.64	(0.18)	—	(0.18)
2012 - Service	10.01	0.12		1.45	(e)	1.57	(0.12)	—	(0.12)
2012 - IR	10.09	0.16		1.46	(e)	1.62	(0.16)	—	(0.16)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.02 per share. Excluding such payment, the total return would have been 15.49%, 14.68%, 15.92%, 15.36% and 15.80%, respectively.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Net asset value, end of year	Total return(b)		Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(c)

$18.75	9.09%		$51,206	1.17%	1.17%	0.61%	118%
17.86	8.35		22,512	1.92	1.92	(0.15)	118
19.04	9.61		1,057,850	0.77	0.77	1.01	118
18.88	9.07		614	1.27	1.27	0.53	118
19.03	9.40		14,262	0.92	0.93	0.84	118
17.28	(0.28)		57,913	1.17	1.17	0.73	96
16.48	(1.05)		22,194	1.92	1.92	(0.02)	96
17.53	0.10		957,273	0.77	0.77	1.12	96
17.33	(0.41)		1,236	1.27	1.27	0.67	96
17.54	(0.03)		6,799	0.92	0.92	0.99	96
17.44	13.32		51,253	1.18	1.19	0.52	57
16.67	12.48		15,750	1.93	1.94	(0.22)	57
17.69	13.78		735,421	0.78	0.79	0.93	57
17.53	13.17		58	1.28	1.29	0.25	57
17.70	13.57		4,175	0.93	0.94	0.78	57
15.45	38.17		34,792	1.15	1.21	0.80	95
14.82	37.07		10,648	1.90	1.96	0.04	95
15.66	38.73		493,729	0.75	0.81	1.17	95
15.49	38.08		411	1.27	1.29	0.81	95
15.68	38.48		843	0.91	0.96	1.02	95
11.38	15.69	(e)	35,890	1.09	1.23	1.13	184
10.95	14.89	(e)	8,228	1.84	1.97	0.44	184
11.54	16.12	(e)	304,435	0.69	0.82	1.65	184
11.46	15.56	(e)	40	1.19	1.32	1.11	184
11.55	16.01	(e)	476	0.84	0.97	1.42	184

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2016 - A	$8.67	$0.12		$(0.04)	$0.08	$(0.13)
2016 - C	8.45	0.06		(0.05)	0.01	(0.07)
2016 - Institutional	8.59	0.16		(0.05)	0.11	(0.16)
2016 - IR	8.65	0.15		(0.05)	0.10	(0.14)
2015 - A	8.45	0.11		0.21	0.32	(0.10)
2015 - C	8.27	0.02		0.23	0.25	(0.07)
2015 - Institutional	8.36	0.15		0.21	0.36	(0.13)
2015 - IR	8.43	0.07		0.27	0.34	(0.12)
2014 - A	9.18	0.27	(d)	(0.80)	(0.53)	(0.20)
2014 - C	9.03	0.15	(d)	(0.74)	(0.59)	(0.17)
2014 - Institutional	9.10	0.28	(d)	(0.77)	(0.49)	(0.25)
2014 - IR	9.17	0.29	(d)	(0.80)	(0.51)	(0.23)
2013 - A	7.62	0.15		1.54	1.69	(0.13	)(e)
2013 - C	7.55	0.10		1.51	1.61	(0.13	)(e)
2013 - Institutional	7.59	0.19		1.53	1.72	(0.21	)(e)
2013 - IR	7.66	0.20		1.51	1.71	(0.20	)(e)
2012 - A	6.65	0.17		0.98	1.15	(0.18)
2012 - C	6.64	0.11		0.96	1.07	(0.16)
2012 - Institutional	6.64	0.19		0.98	1.17	(0.22)
2012 - IR	6.64	0.35		0.82	1.17	(0.15)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.71% of average net assets.
(e)	Includes a distribution from capital of less than $0.01 per share.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$8.62	0.93%	$5,082	1.38%	1.39%	1.37%		125%
8.39	0.11	1,012	2.13	2.14	0.67		125
8.54	1.26	519,135	0.98	0.99	1.90		125
8.61	1.21	1,251	1.13	1.14	1.76		125
8.67	3.77	3,408	1.38	1.39	1.22		113
8.45	3.07	812	2.13	2.13	0.20		113
8.59	4.26	426,168	0.98	0.99	1.71		113
8.65	4.04	1,444	1.13	1.13	0.84		113
8.45	(5.79)	2,151	1.38	1.42	2.98	(d)	106
8.27	(6.55)	181	2.13	2.17	1.71	(d)	106
8.36	(5.48)	316,062	0.98	1.02	3.12	(d)	106
8.43	(5.59)	205	1.13	1.17	3.12	(d)	106
9.18	22.23	3,388	1.31	1.51	1.79		95
9.03	21.38	70	2.10	2.23	1.15		95
9.10	22.70	228,410	0.95	1.08	2.27		95
9.17	22.36	217	1.12	1.21	2.34		95
7.62	17.25	15,384	1.26	1.59	2.44		182
7.55	16.20	32	2.01	2.30	1.52		182
7.59	17.71	134,290	0.86	1.17	2.69		182
7.66	17.68	1	1.02	1.36	5.14		182

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements

December 31, 2016

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
U.S. Equity Dividend and Premium, International Equity Dividend and Premium, International Tax-Managed Equity	A, C, Institutional and IR	Diversified
U. S. Tax-Managed Equity	A, C, Institutional, Service and IR	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service and Class IR Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, less any amounts reclaimable, and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly,

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
U.S. Equity Dividend and Premium International Equity Dividend and Premium	Quarterly	Annually
U.S. Tax-Managed Equity International Tax-Managed Equity	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2016:

U.S. EQUITY DIVIDEND AND PREMIUM

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$2,581,122,941	$—	$—
Investment Company	67,791,499
Securities Lending Reinvestment Vehicle	7,057,525	—	—
Total	$2,655,971,965	$—	$—

Derivative Type
Liabilities
Futures Contracts(b)	$(357,122)	$—	$—
Written Options	(28,913,660)	—	—
Total	$(29,270,782)	$—	$—

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2016

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$513,118	$87,725,551	$—
Australia and Oceania	—	27,473,149	—
Europe	16,650,574	178,989,058	—
North America	97,798	—	—
Securities Lending Reinvestment Vehicle	976,900	—	—
Total	$18,238,390	$294,187,758	$—

Derivative Type	Level 1	Level 2	Level 3
Assets(b)
Futures Contracts	$22	$—	$—
Liabilities
Futures Contracts(b)	$(1,538)	$—	$—
Written Options	(3,624,616)	—	—
Total	$(3,626,154)	$—	$—

U.S. TAX-MANAGED EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
North America	$1,118,365,438	$33,298	$—
Securities Lending Reinvestment Vehicle	4,817,100	—	—
Total	$1,123,182,538	$33,298	$—

Derivative Type
Assets(b)
Futures Contracts	$23,760	$—	$—

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INTERNATIONAL TAX-MANAGED EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$1,192,700	$—
Asia	—	148,783,765	—
Australia and Oceania	—	36,753,087	—
Europe	15,368,855	284,448,386	—
North America	2,654,713	580,378	—
Investment Company	256
Securities Lending Reinvestment Vehicle	708,486	—	—
Total	$18,732,310	$471,758,316	$—

Derivative Type
Liability(b)
Futures Contracts	$(9,099)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Funds utilize fair value model prices provided by an independent fair value service for certain international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of December 31, 2016. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Fund	Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
U.S. Equity Dividend and Premium	Equity	—	$—		Variation margin on certain derivative contracts, Payable for written options at value	$(29,270,782)	(a)
International Equity Dividend and Premium	Equity	Variation margin on certain derivative contracts	22	(a)	Variation margin on certain derivative contracts, Payable for written options at value	(3,629,154)	(a)
U.S. Tax-Managed Equity	Equity	Variation margin on certain derivative contracts	23,760	(a)	—	—
International Tax-Managed Equity	Equity	—	—		Variation margin on certain derivative contracts	(9,099)	(a)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only variation margin as of December 31, 2016 is reported within the Statements of Assets and Liabilities.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2016

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
U.S. Equity Dividend and Premium	Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	$20,431,890	$(10,213,823)	3,448
International Equity Dividend and Premium	Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	3,093,541	(783,772)	2,108
U.S. Tax-Managed Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	1,252,213	30,926	87
International Tax-Managed Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	356,269	(123,388)	134

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended December 31, 2016.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended December 31, 2016, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
U.S. Equity Dividend and Premium	0.75%	0.68%	0.65%	0.64%	0.63%	0.71%	0.71%
International Equity Dividend and Premium	0.81	0.73	0.69	0.68	0.67	0.81	0.81
U.S. Tax-Managed Equity	0.70	0.63	0.60	0.59	0.58	0.70	0.70
International Tax-Managed Equity	0.85	0.77	0.73	0.72	0.71	0.85	0.85

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The U.S. Equity Dividend and Premium and International Tax-Managed Equity Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the fiscal year ended December 31, 2016, GSAM waived $94,713 and $94 of the Funds’ management fees, respectively.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C
Distribution Plan	0.25%	0.75%
Service Plan	—	0.25

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2016, Goldman Sachs advised that it retained the front end sales charges of $91,529, $817, $3,427, and $801 for the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations (including Goldman Sachs) to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C and Class IR Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds are 0.014%, 0.124%, 0.044% and 0.094%, respectively. These Other Expense limitations will remain in place through at least April 29, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2016

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended December 31, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
U.S. Equity Dividend and Premium	$94,713	$431,149	$19,496	$545,358
International Equity Dividend and Premium	100	24,910	1,872	26,882
U.S. Tax-Managed Equity	—	—	7,997	7,997
International Tax-Managed Equity	94	34,231	3,522	37,847

G.  Line of Credit Facility — As of December 31, 2016, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2016, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates— For the fiscal year ended December 31, 2016, Goldman Sachs earned $1,448 and $4,556 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the International Equity Dividend and Premium and International Tax-Managed Equity Funds, respectively.

The following table provides information about the U.S. Equity Dividend and Premium and International Tax-Managed Equity Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2016:

Fund	Market Value 12/31/15	Purchases at Cost	Proceeds from Sales	Market Value 12/31/16	Dividend Income
U.S. Equity Dividend and Premium	$76,057,604	$918,343,647	$(926,609,752)	$67,791,499	$170,042
International Tax-Managed Equity	—	14,575,480	(14,575,224)	256	216

As of December 31, 2016, the following Goldman Sachs Fund of Funds Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Enhanced Dividend Global Equity Portfolio	Goldman Sachs Tax-Advantaged Global Equity Portfolio
U.S. Equity Dividend & Premium	9%	—%
International Equity Dividend & Premium	38	—
U.S. Tax-Managed Equity	—	85
International Tax-Managed Equity	—	84

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2016 were as follows:

Fund	Purchases	Sales
U.S. Equity Dividend & Premium	$1,291,158,692	$449,698,631
International Equity Dividend & Premium	75,962,331	52,511,910
U.S. Tax-Managed Equity	1,250,939,659	1,280,856,945
International Tax-Managed Equity	640,060,094	578,057,707

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. Prior to September 30, 2016, the cash collateral had been invested in the Goldman Sachs Financial Square Money Market Fund. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements, and the value of the collateral is at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements collateralized by common stocks which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2016 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities.

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended December 31, 2016 are reported under Investment Income on the Statements of Operations.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2016

7. SECURITIES LENDING (continued)

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year ended December 31, 2016		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2016
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
U.S. Equity Dividend and Premium	$8,042	$5,179	$188,125
International Equity Dividend and Premium	3,143	2,220	—
U.S. Tax-Managed Equity	17,319	17,291	1,760,850
International Tax-Managed Equity	29,330	73,175	—

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Money Market Fund for the fiscal year ended December 31, 2016:

Fund	Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Market Value 12/31/2016
U.S. Equity Dividend and Premium	$—	80,951,649	(80,951,649)	$—
International Equity Dividend and Premium	—	14,555,603	(14,555,603)	—
U.S. Tax-Managed Equity	19,803,509	87,530,554	(107,334,063)	—
International Tax-Managed Equity	3,320,125	105,434,332	(108,754,457)	—

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended December 31, 2016:

Fund	Market Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Market Value 12/31/2016
U.S. Equity Dividend and Premium	$—	55,607,988	(48,550,463)	$7,057,525
International Equity Dividend and Premium	—	4,799,265	(3,822,365)	976,900
U.S. Tax-Managed Equity	—	24,730,725	(19,913,625)	4,817,100
International Tax-Managed Equity	—	16,950,411	(16,241,925)	708,486

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ending December 31, 2016 was as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	U.S. Tax-Managed Equity	International Tax-Managed Equity
Distributions paid from:
Ordinary income	$55,982,977	$9,439,625	$10,602,636	$9,012,137
Net long-term capital gains	74,627,252	—	—	—
Total taxable distributions	$130,610,229	$9,439,625	$10,602,636	$9,012,137

The tax character of distributions paid during the fiscal year ending December 31, 2015 was as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	U.S. Tax-Managed Equity	International Tax-Managed Equity
Distributions paid from:
Ordinary income	$41,761,162	$12,593,620	$10,382,316	$6,331,497
Net long-term capital gains	50,372,712	1,130,858	—	—
Total taxable distributions	$92,133,874	$13,724,478	$10,382,316	$6,331,497

As of December 31, 2016, the components of accumulated earnings (losses) on a tax-basis were as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	U.S. Tax-Managed Equity	International Tax-Managed Equity
Undistributed ordinary income — net	$—	$338,365	$130,969	$158,475
Undistributed long-term capital gains	306,458	—	—	—
Total undistributed earnings	$306,458	$338,365	$130,969	$158,475
Capital loss carryforwards:(1)
Expiring 2017	$—	$—	$—	$(31,387,420)
Perpetual Long-term	—	(17,065,848)	—	—
Perpetual Short-term	—	—	(39,976,616)	(49,931,158)
Total capital loss carryforwards	$—	$(17,065,848)	$(39,976,616)	$(81,318,578)
Timing differences (Qualified Late Year Loss Deferral/Post October Loss Deferral and Deferred Dividends from REIT Distributions)	$(12,541,657)	$(9,602,979)	$(1,145,352)	$(374,068)
Unrealized gains (losses) — net	307,975,707	(49,864,929)	328,890,722	61,624,248
Total accumulated gains (losses) — net	$295,740,508	$(76,195,391)	$287,899,723	$(19,909,923)

(1)	Expiration occurs on December 31 of the year indicated. The U.S. Tax-Managed Equity Fund utilized $10,516,091 of capital losses in the current fiscal year. The International Tax-Managed Equity Fund had capital loss carryforwards of $2,078,605 which expired in the current fiscal year.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2016

8. TAX INFORMATION (continued)

As of December 31, 2016, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	U.S. Tax-Managed Equity	International Tax-Managed Equity
Tax cost	$2,347,996,258	$361,940,455	$794,325,114	$428,816,408
Gross unrealized gain	350,534,001	9,408,476	329,739,405	65,280,750
Gross unrealized loss	(42,558,294)	(58,922,783)	(848,683)	(3,606,532)
Net unrealized security gain (loss)	$307,975,707	$(49,514,307)	$328,890,722	$61,674,218
Net unrealized loss on other investments	—	(350,622)	—	(49,970)
Net unrealized gain (loss)	$307,975,707	$(49,864,929)	$328,890,722	$61,624,248

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and options contracts and differences related to the tax treatment of underlying fund investments, real estate investment trust investments and passive foreign investment company investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds and result primarily from dividend redesignations, expired capital loss carryforwards and differences in the tax treatment of foreign currency transactions, passive foreign investment company investments, real estate investment trust investments and underlying fund investments.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

8. TAX INFORMATION (continued)

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
U.S. Equity Dividend and Premium	$—	$(226,581)	$226,581
International Equity Dividend and Premium	—	(209,068)	209,068
U.S. Tax-Managed Equity	—	302,386	(302,386)
International Tax-Managed Equity	(2,078,605)	2,019,245	59,360

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2016

9. OTHER RISKS (continued)

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

9. OTHER RISKS (continued)

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2016

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	U.S. Equity Dividend and Premium

	For the Fiscal Year Ended December 31, 2016		For the Fiscal Year Ended December 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	12,647,333	$150,820,215	5,648,342	$66,635,723
Reinvestment of distributions	1,074,353	13,040,607	886,965	10,161,450
Shares redeemed	(6,546,730)	(77,158,201)	(4,099,843)	(48,396,195)
	7,174,956	86,702,621	2,435,464	28,400,978
Class C Shares
Shares sold	5,729,698	67,996,153	2,459,310	28,711,644
Reinvestment of distributions	412,246	4,996,220	290,568	3,313,646
Shares redeemed	(2,269,562)	(26,623,485)	(1,100,675)	(12,980,500)
	3,872,382	46,368,888	1,649,203	19,044,790
Institutional Shares
Shares sold	74,063,806	879,231,543	26,692,822	313,680,662
Reinvestment of distributions	7,474,410	90,547,157	5,726,581	65,517,369
Shares redeemed	(22,528,418)	(264,717,264)	(18,711,344)	(220,010,222)
	59,009,798	705,061,436	13,708,059	159,187,809
Class IR Shares
Shares sold	11,784,064	140,449,132	2,115,858	25,027,669
Reinvestment of distributions	650,809	7,907,598	255,381	2,922,243
Shares redeemed	(2,787,456)	(32,725,231)	(995,108)	(11,813,269)
	9,647,417	115,631,499	1,376,131	16,136,643
NET INCREASE	79,704,553	$953,764,444	19,168,857	$222,770,220

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Equity Dividend and Premium

	For the Fiscal Year Ended December 31, 2016		For the Fiscal Year Ended December 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	188,370	$1,210,233	460,543	$3,244,830
Reinvestment of distributions	33,882	213,594	49,576	339,539
Shares redeemed	(747,009)	(4,841,914)	(535,757)	(3,867,932)
	(524,757)	(3,418,087)	(25,638)	(283,563)
Class C Shares
Shares sold	37,418	228,946	168,721	1,164,830
Reinvestment of distributions	8,776	53,450	14,737	97,255
Shares redeemed	(160,258)	(984,153)	(38,961)	(264,726)
	(114,064)	(701,757)	144,497	997,359
Institutional Shares
Shares sold	13,277,243	82,712,513	14,258,529	99,454,195
Reinvestment of distributions	1,447,262	9,019,459	1,940,053	13,090,371
Shares redeemed	(9,671,643)	(60,426,490)	(31,735,854)	(219,209,892)
	5,052,862	31,305,482	(15,537,272)	(106,665,326)
Class IR Shares
Shares sold	396,064	2,465,561	65,058	456,216
Reinvestment of distributions	8,308	51,621	4,096	27,347
Shares redeemed	(185,926)	(1,171,659)	(75,696)	(534,227)
	218,446	1,345,523	(6,542)	(50,664)
NET INCREASE (DECREASE)	4,632,487	$28,531,161	(15,424,955)	$(106,002,194)

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

December 31, 2016

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	U.S. Tax-Managed Equity

	For the Fiscal Year Ended December 31, 2016		For the Fiscal Year Ended December 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	265,460	$4,535,080	928,541	$16,271,859
Reinvestment of distributions	13,898	263,090	18,794	327,578
Shares redeemed	(901,330)	(15,231,729)	(533,922)	(9,231,821)
	(621,972)	(10,433,559)	413,413	7,367,616
Class C Shares
Shares sold	161,781	2,666,369	506,895	8,465,057
Reinvestment of distributions	—	—	1,000	16,633
Shares redeemed	(247,773)	(3,967,917)	(106,063)	(1,763,817)
	(85,992)	(1,301,548)	401,832	6,717,873
Institutional Shares
Shares sold	8,549,709	147,447,369	20,043,930	358,131,887
Reinvestment of distributions	522,729	10,041,620	546,854	9,673,849
Shares redeemed	(8,102,550)	(143,234,603)	(7,555,225)	(130,444,037)
	969,888	14,254,386	13,035,559	237,361,699
Service Shares
Shares sold	350	6,136	70,382	1,230,818
Reinvestment of distributions	44	842	521	9,114
Shares redeemed	(39,132)	(700,278)	(2,915)	(48,692)
	(38,738)	(693,300)	67,988	1,191,240
Class IR Shares
Shares sold	584,232	10,269,759	322,157	5,750,700
Reinvestment of distributions	6,668	128,024	3,390	59,966
Shares redeemed	(229,127)	(4,045,452)	(173,705)	(3,111,967)
	361,773	6,352,331	151,842	2,698,699
NET INCREASE	584,959	$8,178,310	14,070,634	$255,337,127

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Tax-Managed Equity

	For the Fiscal Year Ended December 31, 2016		For the Fiscal Year Ended December 31, 2015

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	318,464	$2,722,587	200,716	$1,797,112
Reinvestment of distributions	8,903	76,650	4,352	37,947
Shares redeemed	(130,886)	(1,125,758)	(66,808)	(598,755)
	196,481	1,673,479	138,260	1,236,304
Class C Shares
Shares sold	35,048	290,471	85,633	754,418
Reinvestment of distributions	993	8,324	848	7,200
Shares redeemed	(11,511)	(96,172)	(12,292)	(104,836)
	24,530	202,623	74,189	656,782
Institutional Shares
Shares sold	21,272,363	178,167,952	19,886,852	175,872,655
Reinvestment of distributions	1,044,389	8,908,634	726,091	6,266,165
Shares redeemed	(11,174,262)	(93,931,752)	(8,815,046)	(77,228,789)
	11,142,490	93,144,834	11,797,897	104,910,031
Class IR Shares
Shares sold	91,532	773,664	148,014	1,328,928
Reinvestment of distributions	2,144	18,421	2,311	20,104
Shares redeemed	(115,262)	(970,190)	(7,787)	(71,717)
	(21,586)	(178,105)	142,538	1,277,315
NET INCREASE	11,341,915	$94,842,831	12,152,884	$108,080,432

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of the

Goldman Sachs Tax-Advantaged Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs U.S. Equity Dividend and Premium Fund, the Goldman Sachs International Equity Dividend and Premium Fund, the Goldman Sachs U.S. Tax-Managed Equity Fund, and the Goldman Sachs International Tax-Managed Equity Fund (collectively the “Funds”), funds of the Goldman Sachs Trust, as of December 31, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers, transfer agent of the underlying funds and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 24, 2017

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Fund Expenses — Six Month Period Ended December 31, 2016 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service or Class IR Shares of a Fund you incur types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), (if any); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service or Class IR Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016, which represents a period of 184 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	U.S. Equity Dividend and Premium Fund				International Equity Dividend and Premium Fund				U.S. Tax-Managed Equity Fund				International Tax-Managed Equity Fund
Share Class	Beginning Account Value 07/01/16	Ending Account Value 12/31/16		Expenses Paid for the 6 Months Ended 12/31/16*	Beginning Account Value 07/01/16	Ending Account Value 12/31/16		Expenses Paid for the 6 Months Ended 12/31/16*	Beginning Account Value 07/01/16	Ending Account Value 12/31/16		Expenses Paid for the 6 Months Ended 12/31/16*	Beginning Account Value 07/01/16	Ending Account Value 12/31/16		Expenses Paid for the 6 Months Ended 12/31/16*
Class A
Actual	$1,000	$1,068.30		$6.03	$1,000	$1,031.80		$7.00	$1,000	$1,092.40		$6.21	$1,000	$1,034.40		$7.11
Hypothetical 5% return	1,000	1,019.30	+	5.89	1,000	1,018.25	+	6.95	1,000	1,019.20	+	5.99	1,000	1,018.15	+	7.05
Class C
Actual	1,000	1,064.80		9.91	1,000	1,027.50		10.80	1,000	1,089.00		10.13	1,000	1,030.40		10.92
Hypothetical 5% return	1,000	1,015.53	+	9.68	1,000	1,014.48	+	10.74	1,000	1,015.43	+	9.78	1,000	1,014.38	+	10.84
Institutional
Actual	1,000	1,070.40		3.96	1,000	1,032.90		4.96	1,000	1,095.20		4.11	1,000	1,035.50		5.07
Hypothetical 5% return	1,000	1,021.32	+	3.86	1,000	1,020.26	+	4.93	1,000	1,021.22	+	3.96	1,000	1,020.16	+	5.03
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,092.20		6.73	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,018.70	+	6.50	N/A	N/A		N/A
Class IR
Actual	1,000	1,069.60		4.73	1,000	1,033.90		5.73	1,000	1,094.30		4.90	1,000	1,036.10		5.83
Hypothetical 5% return	1,000	1,020.56	+	4.62	1,000	1,019.51	+	5.69	1,000	1,020.46	+	4.72	1,000	1,019.41	+	5.79

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Class IR
U.S. Equity Dividend and Premium	1.16%	1.91%	0.76%	N/A	0.91%
International Equity Dividend and Premium	1.37	2.12	0.97	N/A	1.12
U.S. Tax-Managed Equity	1.18	1.93	0.78	1.28%	0.93
International Tax-Managed Equity	1.39	2.14	0.99	N/A	1.14

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 74	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)

Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007).

Chairman of the Board of Trustees — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

				142	None
Kathryn A. Cassidy Age: 62	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Diana M. Daniels Age: 67	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Herbert J. Markley Age: 66	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Jessica Palmer Age: 67	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 56	Trustee	Since 2013	Mr. Templin is retired. He recently served as Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None
Gregory G. Weaver Age: 65	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	Verizon Communications Inc.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 54	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.	140	None
Alan A. Shuch Age: 67	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	106	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of December 31, 2016. Alan A. Shuch served as Trustee until his retirement from the Board on December 31, 2016.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote. One Trustee has been granted a waiver from the foregoing policies which permits him to serve until December 31, 2017.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2016, Goldman Sachs Trust consisted of 92 portfolios (89 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 14 portfolios; Goldman Sachs Trust II consisted of 17 portfolios (16 of which offered shares to the public); Goldman Sachs BDC, Inc., Goldman Sachs Private Middle Market Credit LLC, Goldman Sachs MLP Income Opportunities Fund, and Goldman Sachs MLP and Energy Renaissance Fund each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 15 portfolios (eight of which offered shares to the public). Goldman Sachs Private Middle Market Credit LLC does not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 54	Trustee and President	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 39	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending LLC; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 45	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs ETF Trust.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of December 31, 2016.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Goldman Sachs Trust — Tax-Advantaged Equity Funds — Tax Information (Unaudited)

For the fiscal year ended December 31, 2016, 98.32% and 100% of the dividends paid from net investment company taxable income by the U.S. Equity Dividend and Premium and U.S. Tax-Managed Equity Funds, respectively, qualify for the dividends received deduction available to corporations.

For the 2016 tax year, the International Equity Dividend and Premium and International Tax-Managed Equity Funds have elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the International Equity Dividend and Premium and International Tax-Managed Equity Funds from sources within foreign countries and possessions of the United States was $0.2028 and $0.1516 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the International Equity Dividend and Premium and International Tax-Managed Equity Funds during the year from foreign sources was 95.98% and 85.41%, respectively. The total amount of taxes paid by the International Equity Dividend and Premium and International Tax-Managed Equity Funds to such countries was $0.0201 and $0.0169 per share, respectively.

For the fiscal year ended December 31, 2016, 96.07%, 100%, 100% and 100% of the dividends paid from net investment company taxable income by the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the U.S. Equity Dividend and Premium Fund designates $74,627,252 or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2016.

During the fiscal year ended December 31, 2016, the U.S. Equity Dividend and Premium Fund designates $16,910,405 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.15 trillion in assets under supervision as of December 31, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]
∎	Financial Square Tax-Exempt Money Market Fund[2]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3,4]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund[5]
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund
∎	Fixed Income Macro Strategies Fund

Fundamental Equity

∎	Growth and Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Focused Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Growth Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Dynamic U.S. Equity Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund[6]
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	Strategic International Equity Fund
∎	Focused International Equity Fund
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Dynamic Allocation Fund
∎	Absolute Return Tracker Fund
∎	Long Short Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund[7]
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[5]	Effective on July 29, 2016, the Goldman Sachs Limited Maturity Obligations Fund was renamed the Goldman Sachs Short-Term Conservative Income Fund.
[6]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[7]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman, Sachs & Co. (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Holdings and allocations shown are as of December 31, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2017 Goldman Sachs. All rights reserved. 81607-TMPL-02/2017-473900/TAXADVAR-17/26.5K

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2016	2015	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,677,745	$3,800,334	Financial Statement audits.

Audit-Related Fees:

• PwC	$225,875	$158,000	Other attest services.

Tax Fees:

• PwC	$695,827	$1,058,976	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2016	2015	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,653,616	$1,653,616	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and Semi-Annual Updates related to withholding tax accrual for non-US Jurisdictions. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended December 31, 2016 and December 31, 2015 were approximately $921,702 and $1,216,976 respectively.

The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2015 and December 31, 2014 were approximately $14.4 million and $10.2 million respectively. The figures for these entities are not yet available for twelve months ended December 31, 2016. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2015 and 2014 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	March 2, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	March 2, 2017

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	March 2, 2017